EXECUTION COPY


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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                            DATED AS OF JULY 1, 2005,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2005-QS10


===============================================================================



ARTICLE I      DEFINITIONS..................................................................4

        Section 1.01. Definitions...........................................................4

        Section 1.02. Use of Words and Phrases.............................................27

        Section 1.03. Determination of LIBOR...............................................27

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.................29

        Section 2.01. Conveyance of Mortgage Loans.........................................29

        Section 2.02. Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).....30

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.
                      30

        Section 2.04. Representations and Warranties of Sellers.(See Section 2.04 of the Standard
                      Terms)...............................................................33

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates.33

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance
                      by the Trustee.......................................................33

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II ............34

        Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).    34

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................................35

ARTICLE IV     PAYMENTS TO CERTIFICATEHOLDERS..............................................36

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......36

        Section 4.02. Distributions........................................................36

        Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies; Exchange
                      Act Reporting. (See Section 4.03 of the Standard Terms)..............45

        Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master
                      Servicer. (See Section 4.04 of the Standard Terms)...................45

        Section 4.05. Allocation of Realized Losses........................................45

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section
                      4.06 of the Standard Terms)..........................................47

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                      Standard Terms)......................................................47

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................47

        Section 4.09. Reserve Fund.........................................................47

ARTICLE V      THE CERTIFICATES............................................................48

        Section 5.01. The Certificates.....................................................48

        Section 5.02. Registration of Transfer and Exchange of Certificates(See Section 5.02 of the
                      Standard Terms)......................................................50

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates(See Section 5.03 of the
                      Standard Terms)......................................................50

        Section 5.04. Persons Deemed Owners (See Section 5.04 of the Standard Terms).......50

        Section 5.05. Appointment of Paying Agent (See Section 5.04 of the Standard Terms).50

        Section 5.06. U.S.A. Patriot Act Compliance 82 (See Section 5.05 of the Standard Terms)      50

ARTICLE VI     THE COMPANY AND THE MASTER SERVICER.........................................51

ARTICLE VII    DEFAULT.....................................................................52

ARTICLE VIII   CONCERNING THE TRUSTEE......................................................53

ARTICLE IX     TERMINATION.................................................................54

        Section 9.01  Optional  Purchase by the Master Servicer of All Certificates; Termination Upon
                      Purchase by the Master Servicer or Liquidation of All Mortgage Loans.54

        Section 9.02  Additional Termination Requirements. (See Section 9.02 of the Standard Terms)  54

        Section 9.03  Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)       54

ARTICLE X      REMIC PROVISIONS............................................................55

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....55

        Section 10.02.Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section
                      10.02 of the Standard Terms).........................................55

        Section 10.03.Designation of REMIC.................................................55

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.    55

        Section 10.05.Compliance with Withholding Requirements.............................58

ARTICLE XI     MISCELLANEOUS PROVISIONS....................................................59

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................59

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard
                      Terms)...............................................................59

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard
                      Terms)...............................................................59

        Section 11.04.Governing Law.  (See Section 11.04 of the Standard Terms)............59

        Section 11.05.Notices..............................................................59

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the
                      Standard Terms)......................................................60

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard Terms)60

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                      Standard Terms)......................................................60

        Section 11.09.Allocation of Voting Rights..........................................60

        Section 11.10.No Petition..........................................................60


                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004


                                    APPENDIX

Appendix I:           Definition of Class X Principal Reduction Amounts

        This is a Series Supplement, dated as of July 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), exclusive of the Yield Maintenance Agreement, as three real estate mortgage investment conduits (each a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                          AGGREGATE
                           INITIAL
                         CERTIFICATE
            PASS-THROUGH   PRINCIPAL                            MATURITY      FITCH/       MINIMUM
DESIGNATION    RATE        BALANCE      FEATURES(1)              DATE         S&P      DENOMINATIONS(2)

   I-A        6.00%     $54,240,000.00  Senior/ Fixed Rate    August 25,    AAA/AAA    $25,000.00
                                                                 2035
   II-A       6.00%     $69,933,000.00  Senior/ Fixed Rate    August 25,    AAA/AAA    $25,000.00
                                                                 2035
 III-A-1    Adjustable  $105,149,000.00       Senior/         August 25,    AAA/AAA    $25,000.00
            Rate(3)                            Floater/Adjustable 2035 Rate
 III-A-2    Adjustable           $0.00(4) Senior/Interest     August 25,    AAA/AAA    $2,000,000.00
             Rate(3)                       Only/Inverse          2035
                                        Floater/Adjustable
                                               Rate
 III-A-3      5.50%     $13,283,000.00   Senior/Prepayment    August 25,    AAA/AAA    $25,000.00
                                        Lockout/Fixed Rate 2035
 III-A-4      5.50%      $7,324,000.00   Senior/Fixed Rate    August 25,    AAA/AAA    $25,000.00
                                                                 2035
Class A-P     0.00%      $1,864,997.10   Senior/Principal     August 25,    AAA/AAA    $25,000.00
                                               Only              2035
Class A-V   Variable             $0.00    Senior/Interest     August 25,    AAA/AAA    $2,000,000.00
            Rate(5)                     Only/ Variable Rate      2035
Class R-I     6.00%                     Senior/Residual/Fixed August 25,    AAA/AAA    (6)
                               $100.00         Rate              2035
Class R-II    6.00%                     Senior/Residual/Fixed August 25,    AAA/AAA           (6)
                                $50.00         Rate              2035
Class         6.00%                     Senior/Residual/Fixed August 25,    AAA/AAA           (6)
  R-III                         $50.00         Rate              2035
Class M-1   Variable     $6,909,500.00    Mezzanine/Fixed     August 25,     AA/NA     $25,000.00
            Rate(7)                            Rate              2035
Class M-2   Variable     $2,391,800.00    Mezzanine/Fixed     August 25,      A/NA     $250,000.00
             Rate(7)                           Rate              2035
Class M-3   Variable     $1,594,500.00    Mezzanine/Fixed     August 25,     BBB/NA    $250,000.00
             Rate(7)                           Rate              2035
Class B-1   Variable     $1,195,900.00   Subordinate/Fixed    August 25,     BB/NA     $250,000.00
             Rate(7)                           Rate              2035
Class B-2   Variable       $930,200.00   Subordinate/Fixed    August 25,      B/NA     $250,000.00
             Rate(7)                           Rate              2035
Class B-3   Variable       $931,424.40   Subordinate/Fixed    August 25,     NA/NA     $250,000.00
             Rate(7)                           Rate              2035

____________

(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3)
-----------------------------------------------------------------------------
Adjustable Rates:  Initial     Formula         Maximum          Minimum
------------------------------------------ ---------------- -----------------
Class III-A-1      3.9168%  LIBOR + 0.50%  Subject to the        0.50%
                                              Available
                                              Funds Cap
------------------------------------------ ---------------- -----------------
Class III-A-2      1.5832%  5.00% - LIBOR       5.00%            0.00%



        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $265,747,521.50.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


ARTICLE I


                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Adjustable Rate Certificates: Any of the Class III-A-1 and the III-A-2 Certificates.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer and any additional amounts to be included with respect to such Loan Group, as applicable, pursuant to Section 4.02(j), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans in the related Loan Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16 of the Standard Terms is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Available Funds Cap: With respect to any Distribution Date on or before the Distribution Date in October 2013 and the Class III-A-1 Certificates, 5.50% per annum payable from amounts due on the Group III Loans, plus amounts, if any, paid pursuant to the Yield Maintenance Agreement and allocated to that Class of Certificates, expressed as a per annum rate. With respect to any distribution date after October 2013 and the Class III-A-1 Certificates, 5.50% per annum.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $108,524 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greatest of

                      (A) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000; and

                      (B) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio (other than Additional Collateral Loans) at origination which exceeds 75% and (ii) $100,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Capitalization Reimbursement Amount: As to any Distribution Date and Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate: Any Class I-A, Class II-A, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class A-V, Class A-P, Class M, Class B or Class R Certificate.

        Certificate Group: With respect to (i) Loan Group I, the Class I-A and Class R-I Certificates, (ii) Loan Group II, the Class II-A, Class R-II Certificates and Class R-III Certificates, and (iii) Loan Group III, the Class III-A-1, Class III-A-2, Class III-A-3 and Class III-A-4 Certificates.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS10" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and any Loan Group, the extent to which the amount described in clause (C) of the definition of Class A-P Principal Distribution Amount for such Loan Group is less than the amount described in clause (C)(1) of such definition.

        Class  A-P   Principal   Distribution   Amount:   With  respect  to  any
Distribution Date and Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loan in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan in the related Loan Group, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
        (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any  amounts   allocable  to  principal   for  any  previous
        Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and Loan Group and the amount of any Class A-P Collection Shortfalls for such Loan Group remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for the related Loan Group for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount for a Loan Group shall equal the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group received or advanced prior to the related Determination Date and not previously distributed minus the related Discount Fraction of the portion of the related Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Class I Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class I-A and Class R-I Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) in Loan Group I immediately prior to such Distribution Date.

        Class II Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class II-A, Class R-II and Class R-III Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group II immediately prior to such Distribution Date.

        Class III Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class III-A-1, Class III-A-3 and Class III-A-4 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group III immediately prior to such Distribution Date.

        Class R Certificate: Any one of the Class R-I Certificates, Class R-II Certificates and Class R-III Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Closing Date:  July 28, 2005.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2005-QS10. Cut-off
Date: July 1, 2005.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate: With respect to Loan Group I and Loan Group II, 6.00% per annum. With respect to Loan Group III, 5.50% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds: With respect to any Distribution Date and Loan Group, such Loan Group's portion of an amount that is allocated among the Loan Groups pro rata, based on the aggregate unpaid Class A-P Collection Shortfalls for each Loan Group, which amount is equal to the excess of (i) the sum of the Available Distribution Amount for all Loan Groups over (ii) the sum of, for all Loan Groups, the Senior Interest Distribution Amounts, Senior Principal Distribution Amounts (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), the Class A-P Principal Distribution Amounts (determined without regard to clause
(E) of the definition of "Class A-P Principal Distribution Amount") and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any of the Class III-A-1 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

        Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

        Group III Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

        Initial Monthly Payment Fund: $26,571, representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the August 2005 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class III-A-2 Certificates, $105,149,000. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z corresponding to the Uncertificated REMIC II Regular Interests Z corresponding to the Uncertificated REMIC III Regular Interests Z represented by such Class or Subclass on the Cut-off Date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.60%           Class B-1:  0.45%
        Class M-2:  0.90%           Class B-2:  0.35%
        Class M-3:  0.60%           Class B-3:  0.35%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest   Only   Certificates:   The  Class   III-A-2   and  Class  A-V
Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class III-A-2 Certificates.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.03.

        Lockout Certificates:  The Class III-A-3 Certificates.

        Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in August 2010, 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after August 2010 and prior to August 2011; 40% for any Distribution Date on or after August 2011 and prior to August 2012; 60% for any Distribution Date on or after August 2012 and prior to August 2013; 80% for any Distribution Date on or after August 2013 and prior to August 2014; and 100% for any Distribution Date thereafter.

        Loan Group:  Any of Loan Group I, Loan Group II or Loan Group III.

        Loan  Group I: The  group of  Mortgage  Loans  comprised  of the Group I
Loans.

        Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

        Loan Group III: The group of Mortgage Loans comprised of the Group III Loans.

        Maturity Date: August 25, 2035, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Net WAC Rate: With respect to any Distribution Date and each Loan Group, a per annum rate equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans weighted on the basis of the respective Stated Principal Balance of each such Mortgage Loan as of the beginning of the related Due Period, using the Net Mortgage Rates in effect for the scheduled payments due on those Mortgage Loans during such Due Period.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class III-A-2 Certificates, an amount equal to the Certificate Principal Balance of the Class III-A-1 Certificates immediately prior to such date; provided, however, for federal income tax purposes, as of any Distribution Date, with respect to the Class III-A-2 Certificates, the equivalent of the foregoing, expressed as the Uncertificated Principal Balance of Uncertificated REMIC II Regular Interest W; and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z corresponding to the Uncertificated REMIC II Regular Interests Z corresponding to the Uncertificated REMIC III Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Adjustable Rate Certificates, Class A-V Certificates and Class A-P
Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o With respect to the Class III-A-1 Certificates and the initial Interest Accrual Period, 3.9168% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.50%, subject to a maximum rate equal to the Available Funds Cap and a minimum rate of 0. 50% per annum. For federal income tax purposes, the Pass-Through Rate described above will be subject to a maximum rate equal to 5.50%.

o With respect to the Class III-A-2 Certificates and the initial Interest Accrual Period, 1.5832% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 5.00% minus LIBOR, subject to a maximum rate of 5.00% per annum and a minimum rate of 0.00% per annum. For federal income tax purposes, the Pass-Through Rate described above will be subject to a maximum rate equal to 5.00%.

o With respect to each Class of the Class M Certificates and Class B Certificates, the weighted average of 6.00%, 6.00% and 5.50% per annum with respect to Loan Group I, Loan Group II and Loan Group III, respectively, weighted on the basis of the related Subordinate Percentage.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.3735% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z corresponding to the Uncertificated REMIC II Regular Interests Z corresponding to the Uncertificated REMIC III Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (if any) in the case of Insured Certificates (if any)) below the then-current rating, as evidenced in writing;

        provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Pool Strip Rate: With respect to each Mortgage Loan in any Loan Group, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate for such Loan Group (but not less than 0.00%) per annum.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 10.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 0.9090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 20.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in August 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates for so long as the Adjustable Rate Certificates are in book-entry form), the close of business on the last Business Day of the month preceding the month in which the related
Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date.

        Related Classes: As to any Uncertificated REMIC II Regular Interest, other than any Uncertificated REMIC II Regular Interest Z, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC II Regular Interest in the definition of Uncertificated REMIC II Regular Interest. As to any Uncertificated REMIC II Regular Interest Z, the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) representing the Uncertificated REMIC III Regular Interest Z corresponding to such Uncertificated REMIC II Regular Interest Z.

        REMIC I: The segregated pool of assets (exclusive of the Yield Maintenance Agreement, which is not an asset of any REMIC), with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, in each case related to the Mortgage Loans, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC I X Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the Uncertificated REMIC I Regular Interests X-I and X-II will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix I.

        REMIC I X-I Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I X-I Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the Uncertificated REMIC I Regular Interest X-I on such Distribution Date in reduction of the principal balance thereof.

        REMIC I X-I Principal Reduction Amount: The REMIC I X Principal Reduction Amount for the Uncertificated REMIC I Regular Interest X-I as determined pursuant to the provisions of Appendix I.

        REMIC I X-II Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I X-II Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the Uncertificated REMIC I Regular Interest X-II on such Distribution Date in reduction of the principal balance thereof.

        REMIC I X-II Principal Reduction Amount: The REMIC I X Principal Reduction Amount for the Uncertificated REMIC I Regular Interest X-II as determined pursuant to the provisions of Appendix I.

        REMIC I Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the Uncertificated REMIC I Regular Interests Y-I and Y-II will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the Available Distribution Amount for the related Loan Group(s) (i.e. the "related Loan Groups" for the Uncertificated REMIC I Regular Interest Y-I are the Group I Loans and the Group II Loans, the "related Loan Group" for the Uncertificated REMIC I Regular Interest Y-II is the Group III Loans) over the sum of the amounts thereof distributable (i) in respect of Uncertificated Accrued Interest on such regular interest, the related Uncertificated REMIC I Regular Interest X-I or X-II, as applicable, and the Uncertificated REMIC I Regular Interests Z relating to Mortgage Loans in the related Loan Group(s), (ii) to the
Uncertificated REMIC I Regular Interests pursuant to clause (C)(1) of the definition of "Uncertificated REMIC I Distribution Amount", (iii) to the Uncertificated REMIC I Regular Interest A-P-L, and (iv) in the case of the Group I Loans and the Group II Loans, to the Class R-I Certificates and (y) the amount of Realized Losses allocable to principal for the related Loan Group(s) over (B) the REMIC I X Principal Reduction Amount for the related Loan Group(s).

        REMIC I Y-I Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-I Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the Uncertificated REMIC I Regular Interest Y-I on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-I Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the Uncertificated REMIC I Regular Interest Y-I as determined pursuant to the provisions of Appendix I.

        REMIC I Y-II Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Y-II Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the Uncertificated REMIC I Regular Interest Y-II on such Distribution Date in reduction of the principal balance thereof.

        REMIC I Y-II Principal Reduction Amount: The REMIC I Y Principal Reduction Amount for the Uncertificated REMIC I Regular Interest Y-II as determined pursuant to the provisions of Appendix I.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests, with respect to which a separate REMIC election is to be made.
        REMIC II Certificates:  The Class R-II Certificates.

        REMIC III: The segregated pool of assets consisting of the Uncertificated REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        REMIC III Certificates: Any Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates).

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, as applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

        provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

        (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

        (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

        Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class I-A, Class II-A, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Interest Distribution Amount: With respect to any Distribution Date and Loan Group, the aggregate amount of Accrued Certificate Interest to be distributed to the Holders of the related Senior Certificates for that Distribution Date.

        Senior Percentage: The Class I Percentage, Class II Percentage or Class III Percentage, as applicable.

        Senior Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the amounts required to be distributed to the Senior Certificateholders of the related Certificate Group on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,657,475 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 19.80% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Percentage: With respect to either Loan Group, as of any date of determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) for the related Loan Group (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month for the related Loan Group (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for the related Loan Group for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Loan Group and Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC II Regular Interest other than each Uncertificated REMIC II Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates
(excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such
Uncertificated REMIC II Regular Interest and (iii) as to each Uncertificated REMIC I Regular Interest Z, Uncertificated REMIC II Regular Interest Z and Uncertificated REMIC III Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such regular interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests, other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each of the Uncertificated REMIC II Regular Interests, other than the Uncertificated REMIC II Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC II Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z, Uncertificated REMIC II Regular Interest Z and each Uncertificated REMIC III Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest. With respect to each Uncertificated REMIC II Regular Interest, as defined in the definition of Uncertificated REMIC II Regular Interest.

        Uncertificated REMIC I Distribution Amount: For any Distribution Date, the Available Distribution Amount shall be distributed to the Uncertificated REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

(A) To the extent of the Available Distribution Amount for Loan Groups I and II:

(1) first, to the Uncertificated REMIC I Regular Interests Z relating to Group I Loans and Group II Loans, Uncertificated Accrued Interest thereon for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date;

(2) second, to the Uncertificated REMIC I Regular Interest A-P-L, an amount equal to the sum of the Class A-P Principal Distribution Amounts for Loan Groups I and II;

(3) third, to the Uncertificated REMIC I Regular Interests X-I and Y-I and the Class R-I Certificates, concurrently, the Uncertificated Accrued Interest for such regular interests and the Accrued Certificate Interest for such Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(4) fourth, to the Uncertificated REMIC I Regular Interests X-I and Y-I and the Class R-I Certificates, concurrently, the Uncertificated Accrued Interest for such regular interests or the Accrued Certificate Interest for such Certificates for the current Distribution Date, pro rata according to their respective shares of such amounts; and

(5) fifth, to the Uncertificated REMIC I Regular Interests X-I and Y-I and the Class R-I Certificates, the REMIC I X-I Principal Distribution Amount, the REMIC I Y-I Principal Distribution Amount and the Class R-I Certificate principal distribution amount, respectively.

(B) To the extent of the Available Distribution Amount for Loan Group III:

(1) first, to the Uncertificated REMIC I Regular Interests Z relating to Group III Loans, Uncertificated Accrued Interest thereon for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date;

(2) second, to the Uncertificated REMIC I Regular Interest A-P-L, an amount equal to the sum of the Class A-P Principal Distribution Amounts for Loan Group III;

(3) third, to the Uncertificated REMIC I Regular Interests X-II and Y-II, concurrently, the Uncertificated Accrued Interest thereon remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

(4) second, to the Uncertificated REMIC I Regular Interests X-II and Y-II, concurrently, the Uncertificated Accrued Interest thereon for the current Distribution Date, pro rata according to their respective shares of such amounts; and

(5) third, to the Uncertificated REMIC I Regular Interests X-II and Y-II, the REMIC I X-II Principal Distribution Amount and the REMIC I Y-II Principal Distribution Amount, respectively.

(C) To the extent of the Available Distribution Amounts for Loan Groups I, II and III for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (A) and (B) of this definition of "Uncertificated REMIC I Distribution Amount":

(1) first, to each Uncertificated REMIC I Regular Interest, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such regular interest, the aggregate amount of any distributions to the Certificates as reimbursement of such Realized Losses on such Distribution Date pursuant to Section 4.02(e); provided, however, that any amounts distributed pursuant to this paragraph (C)(1) of this definition of "Uncertificated REMIC I Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Uncertificated REMIC I Regular Interests; and

(2)     second, to the Class R-I Certificates, any remaining amount.

        On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in the definition of the Uncertificated REMIC II Distribution Amount to itself as the holder of the Uncertificated REMIC II Regular Interests and to the holders of the Class R-II Certificates as the holders of the residual interest in REMIC II the amounts distributable thereon from the amounts deemed to have been received by REMIC II from REMIC I under this definition.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(e).

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).

-------------------------------------------- ------------------- --------------------------------
  Uncertificated REMIC I Regular Interest    Pass-Through Rate      Initial Principal Balance
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                    X-I                            6.00%                      $ 65,576.09
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                   X-II                            5.50%                      $ 65,530.76
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                    Y-I                            6.00%                 $ 131,086,597.88
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                   Y-II                            5.50%                 $ 132,664,719.67
-------------------------------------------- ------------------- --------------------------------
-------------------------------------------- ------------------- --------------------------------
                   A-P-L                           0.00%                   $ 1,864,997.10
-------------------------------------------- ------------------- --------------------------------



        Uncertificated REMIC II Regular Interests: The Uncertificated REMIC II Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC II, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC II Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(b)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC II Regular Interest pursuant to Section 10.04(e), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC II Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC II Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC II Distribution Amount for each REMIC II Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC II Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(b).



----------------------- --------------------------------- ------------------ --------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
 II Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          V             Class I-A, Class II-A, Class      6.00%                  $124,173,050.00
                        R-III
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          W             Class III-A-1, Class III-A-2      5.50%                  $105,149,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
        A-P-M           Class A-P                         0.00%                    $1,864,997.10
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          X             Class III-A-3, Class III-A-4,     5.50%                   $20,607,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          Y             Class M-1, Class M-2, Class       The weighted            $13,953,324.40
                        M-3, Class B-1, Class B-2,        average of the
                        Class B-3                         Uncertificated
                                                          Pass-Through
                                                          Rates for
                                                          Uncertificated
                                                          REMIC I Regular
                                                          Interests X-I
                                                          and X-II
----------------------- --------------------------------- ------------------ --------------------


        Uncertificated REMIC I Regular Interests Z: Each of the 1,281 uncertificated partial undivided beneficial ownership interests in REMIC I, numbered sequentially from 1 to 1,281, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,281
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 to 1,281, each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC II Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04(b).

        Uncertificated REMIC II Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC II Regular Interest, other than the Uncertificated REMIC II Regular Interests Z, the amount specified as the
Uncertificated REMIC II Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC II Regular Interests. With respect to the Uncertificated REMIC II Regular Interests Z, the Uncertificated REMIC II Regular Interests Z Distribution Amount.

        Uncertificated REMIC III Regular Interests Z: Each of the 1,281 uncertificated partial undivided beneficial ownership interests in REMIC III numbered sequentially from 1 through 1,281, each relating to the identically numbered Uncertificated REMIC II Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC III Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

        Uncertificated REMIC III Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC II Regular Interests Z for such Distribution Date pursuant to Section 10.04(b).

        Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized Certificate Group: With respect any Distribution Date, a Certificate Group for which the related Undercollateralized Amount exceeds zero.

        Underwriters: Greenwich Capital Markets,Inc. and Bear, Stearns & Co.Inc.

        Yield Maintenance Agreement: The agreement dated as of the Closing Date, between the Trustee and the Yield Maintenance Agreement Provider, relating to the Class III-A-1 Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereto.

        Yield Maintenance Agreement Provider: The Royal Bank of Scotland plc, and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance Payment: For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 3.10% per annum; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall, after consultation with the Master Servicer, select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.





ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) (See Section 2.01(b) of the Standard Terms).

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

        (d) (See Section 2.01(d) of the Standard Terms).

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) (See Section 2.01(f) of the Standard Terms).

        (g) (See Section 2.01(g) of the Standard Terms).

        (h) (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered hereunder to the Trustee, the Yield Maintenance Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance Agreement has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby).

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 2.3% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in District of Columbia, and no more than 1.5% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside District of Columbia; no more than 1.0% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.0% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; no more than 1.5% of the Group III Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.0% of the Group III Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 56.7% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 19.7% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 6.2% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; approximately 75.4% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 20.4% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and 16.9% of the Group II Loans were underwritten under a no income/no asset program; and, approximately 68.5% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 17.0% of the Group III Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and 14.0% of the Group III Loans were underwritten under a no income/no asset program;

(x) Except with respect to approximately 82.79% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1),   (2),  (4),  (5)  and  (6),  without  reliance  on  the
        provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans has been made to an International Borrower, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates Evidencing Interests in REMIC I and REMIC II.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company (i) the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I and (ii) the Class R-II Certificates in authorized denominations which together with the Uncertificated REMIC II Regular Interests, evidence the beneficial interest in REMIC II.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates) to receive distributions from the proceeds of REMIC III in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07.  Issuance of Certificates Evidencing Interest in REMIC III .

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates and the Class R-II Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC III.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)




ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), (e) and (i) below), in each case to the extent of the related or specified Available Distribution Amount remaining in the case of clauses (i) through (iii), and to the extent of the remaining Available Distribution Amounts from all Loan Groups, in the case of clauses (iv) through (xvii):

(i) (X) from the Available Distribution Amount related to the Loan Group I, to the Class I-A Certificates and Class R-I Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date (provided that for the purpose of this Section 4.02(a)(i)(X) the Available Funds Cap shall be 5.50%), plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                      (Y) from the Available Distribution Amount related to the Loan Group II, to the Class II-A Certificates, Class R-II Certificates and Class R-III Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

                      (Z) from the Available Distribution Amount related to the Loan Group III, to the Class III-A-1, Class III-A-2, Class III-A-3 and Class III-A-4 Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (AA) from the Available  Distribution  Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X), 4.02(a)(i)(Y) and 4.02(a)(i)(Z) as applicable, to the
        Class A-V Certificates (or Subclasses, if any) in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates (or Subclasses, if any) with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);

(ii) (X) to the Class A-P Certificates, from the Available Distribution Amount for the respective Loan Groups, the sum of Class A-P Principal Distribution Amounts for all Loan Groups (applied to reduce the Certificate Principal Balance of the Class A-P Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P, Class III-A-2 and the Class A-V Certificates) of each Certificate Group, from the Available Distribution Amount for the related Loan Group, in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date and Loan Group times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to
        Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section
        4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount);

(C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full with respect to the related Loan Group received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D) any portion of the Excess Subordinate Principal Amount for such Distribution Date allocated to the related Loan Group;

(E)            amounts   allocated  to  the  related   Certificate   Group,   as
               applicable, pursuant to Section 4.02(j); and

(F)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                      (G) the related  Capitalization  Reimbursement  Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (G), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, payable from the Available Distribution Amount for the related Loan Group without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix),
        (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amounts for each Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amounts for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii) to the Class R-III Certificates, the balance, if any, of the Available Distribution Amounts for the related Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions   of  principal  on  the  Senior   Certificates   on  each
        Distribution Date will be made as follows:

(i) the Class A-P Principal Distribution Amount for each Loan Group shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) an amount equal to the Senior Principal Distribution Amount for Loan Group I shall be distributed as follows:

               (A) first, to the Class R-I Certificates until the Certificate Principal Balance of the Class R-I Certificates has been reduced to zero;

               (B) second, any remaining amount to the Class I-A Certificates until the Certificate Principal Balance of the Class I-A Certificates has been reduced to zero; and

           (iii) an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows:

               (A) first, to the Class R-II Certificates and Class R-III Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances of the Class R-II Certificates and Class R-III Certificates have been reduced to zero; and

               (B) second,  any remaining amount to the Class II-A  Certificates
           until  the   Certificate   Principal   Balance   of  the  Class  II-A
           Certificates has been reduced to zero; and

               (iv) an amount equal to the Senior Principal Distribution Amount for Loan Group III shall be distributed as follows:

               (A) first, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero, an amount equal to the sum of (1) the Lockout Certificate's pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class III-A-1, Class III-A-3, and Class III-A-4 Certificates) of the aggregate of the collections described in clauses (A), (B), (D),
           (E) and (F) (net of amounts set forth in clause (G)) of Section 4.02(a)(ii)(Y) for Loan Group III, with application of the related Senior Percentage and the related Senior Accelerated Distribution Percentage and (2) the Lockout Prepayment Percentage of the Lockout Certificate's pro rata share (based on the Certificate Principal Balance of the Lockout Certificates relative to the Certificate Principal Balance of the Class III-A-1, Class III-A-3 and Class III-A-4 Certificates) of collections described in clause (C) of
           Section 4.02(a)(ii)(Y) for Loan Group III with application of the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C),
           (D), (E) and (F) (net of amounts set forth in clause (G)) of Section 4.02(a)(ii)(Y) for Loan Group III is more than the balance of the Available Distribution Amount for Loan Group III remaining after the related Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this Section 4.02(b)(iv)(A) shall be reduced by an amount equal to the Lockout Certificate's pro rata share (based on the Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of Class III-A-1, Class III-A-3, and Class III-A-4 Certificates) of such difference;

               (B)  second,   any   remaining   amount  to  the  Class   III-A-1
           Certificates until the Certificate Principal Balance of the Class III-A-1 Certificates has been reduced to zero;

               (C) third, any remaining amount to the Class III-A-4 Certificates
           until  the  Certificate   Principal  Balance  of  the  Class  III-A-4
           Certificates has been reduced to zero; and

               (D) fourth, any remaining amount to the Lockout Certificates until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero.

(c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, an amount equal to the Class A-P Distribution Amount will be distributed to the Class A-P Certificates and then the Senior Principal Distribution Amount for each Loan Group will be distributed to the remaining Senior Certificates in the related Certificate Group pro rata in accordance with their respective outstanding Certificate Principal Balances.

(d) After the reduction of the Certificate Principal Balances of all Classes of Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the applicable Available Distribution Amount will be distributed solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii) of the Standard Terms. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f) On each Distribution Date, the Yield Maintenance Payment will be distributed to the Class III-A-1 Certificates.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(i) On any Distribution Date prior to the occurrence of the Credit Support Depletion Date that occurs after the reduction of the aggregate Certificate Principal Balance of a Certificate Group to zero, the Certificates relating to the  remaining  Certificate  Group  will  be  entitled  to  receive  100% of the prepayments on the Mortgage Loans in the Loan Group related to the Certificate Group that has been fully paid. Such amounts allocated to a Certificate Group shall be treated as part of the related Available Distribution Amount and distributed as part of the related Senior Principal Distribution Amount in accordance with the priorities set forth in 4.02(b) above, in reduction of such Certificate Principal Balances. Notwithstanding the foregoing, the remaining Certificate Group will not be entitled to receive prepayments on the Mortgage Loans in a Loan Group related to Certificate Group that has been fully paid if the following two conditions are satisfied: (1) the weighted average of the Subordinate Percentages for all Loan Groups for such Distribution Date, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the
related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for all Loan Groups, calculated on that basis and (2) the outstanding principal balance of the Mortgage Loans in all Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

(j) For any Undercollateralized Certificate Group on any Distribution Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor prepayments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in non-related Loan Groups will be distributed to such Undercollateralized Certificate Group in accordance with the priorities set forth in Section 4.02(b) for the related Senior Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Undercollateralized Certificate Group, until such Certificate Principal Balance equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and (ii) an amount equal to one month's interest at the related Discount Net Mortgage Rate on the related Undercollateralized Amount will be distributed from that portion of the Available Distribution Amount for a non-related Loan Group that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the following priority: first to pay any unpaid interest on such Undercollateralized Certificate Group and then to pay principal thereon in the manner described in clause (i) above. If there exists more than one Undercollateralized Certificate Group on a Distribution Date, amounts distributable to such Undercollateralized Certificate Groups pursuant to the preceding sentence will be allocated between such Undercollateralized Certificate Groups, pro rata, based upon their respective Undercollateralized Amounts.

Section 4.03.  Statements  to  Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Class I-A and Class R-I Certificates (in the case of a Group I Loan), to the Class II-A, Class R-II and Class R-III Certificates (in the case of a Group II Loan) or to the Class III-A-1, Class III-A-2, Class III-A-3 and Class III-A-4 Certificates (in the case of a Group III Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in any Loan Group) on a pro rata basis, as described below.

        The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof and the Class I Percentage, Class II Percentage or Class III Percentage, as applicable, of the remainder of the principal portion of such losses on Discount Mortgage Loans and the Class I Percentage, Class II Percentage or Class III Percentage, as applicable, of the entire amount of the principal portion of such losses on Non-Discount Mortgage Loans will be allocated to (i) in the case of a Realized Loss on a Group I Loan, the Class I-A and Class R-I Certificates, on a pro rata basis; (ii) in the case of a Realized Loss on a Group II Loan, the Class A-II, Class R-II and Class R-III Certificates on a pro rata basis; and (iii) in the case of a Realized Loss on a Group III Loan, the Class III-A-1, Class III-A-3 and Class III-A-4 Certificates on a pro rata basis. The remainder of the principal portion of such losses on Discount Mortgage Loans and Non-Discount Mortgage Loans will be allocated to the Class M Certificates and Class B Certificates on a pro rata basis. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis in accordance with the respective amounts of Accrued Certificate Interest payable from the related Loan Group.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect of such Distribution Date and derived from the related Loan Group
(without regard to any Compensating Interest allocated to the Available Distribution Amount of such Loan Group for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates in any Certificate Group below the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c) of the Standard Terms, such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

Section 4.09.  Reserve Fund.

        (a) On or before the Closing Date, the Trustee shall establish a Reserve Fund on behalf of the Holders of the Class III-A-1 Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, Deutsche Bank Trust Company Americas as Trustee for the benefit of holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS10". The Trustee shall demand payment of all money payable by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement. The Trustee shall deposit in the Reserve Fund all payments received by it from the Yield Maintenance Agreement Provider pursuant to the Yield Maintenance Agreement. On each Distribution Date, the Trustee shall remit amounts received by it from the Yield Maintenance Agreement Provider to the Holders of the Class III-A-1 Certificates as it is directed by the Master Servicer.

        (b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2005-QS10 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. Greenwich Capital Markets, Inc. shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to distribute amounts under Section 4.02(f). Amounts in the Reserve Fund shall be held uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.



ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC I Regular Interests Z and Uncertificated REMIC II Regular Interests Z corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC I Regular Interest or Interests Z and the Uncertificated REMIC II Regular Interest or Interests Z and specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC I Regular Interests Z and Uncertificated REMIC II Regular Interests Z corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC I Regular Interest Z or Uncertificated REMIC II Regular Interest Z designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of
Section 5.02.

Section 5.02. Registration of Transfer and Exchange of Certificates(See  Section
        5.02 of the Standard Terms)

Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates(See Section 5.03 of the Standard Terms)

Section 5.04.  Persons Deemed Owners (See Section 5.04 of the Standard Terms)

Section 5.05.  Appointment  of Paying  Agent (See  Section  5.04 of the Standard
        Terms)

Section 5.06. U.S.A. Patriot Act Compliance (See Section 5.05 of the Standard Terms)



ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)




ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)




ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)




ARTICLE IX

                                   TERMINATION

        Section       9.01  OPTIONAL  PURCHASE  BY THE  MASTER  SERVICER  OF ALL
                      CERTIFICATES; TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

        (a) (See Section 9.01(a) of the Standard Terms)

        (b) (See Section 9.01(b) of the Standard Terms)

        (c) (See Section 9.01(c) of the Standard Terms)

        (d) (See Section 9.01(d) of the Standard Terms)

        (e) (See Section 9.01(e) of the Standard Terms)

        (f) Upon termination of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the Trust Fund shall, under documents prepared by the Master Servicer or Holders of the Class III-A-1 Certificates, assign without recourse, representation or warranty all the right, title and interest of the Trustee and the Trust Fund in and to the Yield Maintenance Agreement to Greenwich Capital Markets, Inc.

Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03 Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)




ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMIC.

        The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") for federal income tax purposes. The REMIC Administrator shall make an election to treat the entire segregated pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes. The REMIC Administrator shall make an election to treat the entire segregated pool of assets comprised of the Uncertificated REMIC II Regular Interests as a REMIC ("REMIC III") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. The Uncertificated REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class I-A, Class II-A, Class III-A-1, (exclusive of any rights to payment of amounts received pursuant to the Yield Maintenance Agreement), Class III-A-2, Class III-A-3, Class III-A-4, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC III Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC III Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Distribution Amount in the amounts and with the priorities set forth in the definition thereof.

        (b)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC II Regular Interests, the amounts deemed received by REMIC II in respect of distributions on the Uncertificated REMIC I Regular Interests (the "Uncertificated REMIC II Regular Interest Distribution Amounts") in the following order of priority to the extent of the related Available Distribution Amount, as reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC II Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(c), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (c)The amount described in Section 10.04(b)(ii) shall be deemed distributed to (i) Uncertificated REMIC II Regular Interest V, (ii) Uncertificated REMIC II Regular Interest W, (iii) Uncertificated REMIC II Regular Interest A-P-M, (iv) Uncertificated REMIC II Regular Interest X, (v) Uncertificated REMIC II Regular Interest Y and (vi) Uncertificated REMIC II Regular Interests Z, with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-III Certificates) under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (d)The amount described in Section 10.04(b)(ii) shall be deemed distributed by REMIC II to REMIC III in accordance with the priority assigned to the REMIC III Certificates relative to that assigned to the REMIC II Certificates under Section 4.02(b).

        (e)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts, the Uncertificated REMIC II Regular Interest Distribution Amounts and Uncertificated REMIC III Regular Interest Z Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC III Regular Interests Z, pro rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC III Regular Interests Z for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class I-A, Class II-A and R-III Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest V;

               (iii) Realized Losses allocated to the Class III-A-1 and Class III-A-2 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest W;

               (iv) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest A-P-M;

               (V) Realized Losses allocated to the Class III-A-3 and Class III-A-4 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest X;

               (vi) Realized Losses allocated to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC II Regular Interest Y; and

               (vii) Realized Losses deemed allocated to the Uncertificated REMIC III Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC II Regular Interest Z;

               (viii) Realized Losses deemed allocated to the Uncertificated REMIC II Regular Interests Z under clause (vii), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z;

               (ix) Realized Losses deemed allocated to the Uncertificated REMIC II Regular Interest A-P-M under clause (iv), above, shall be deemed allocated to the Uncertificated REMIC I Regular Interest A-P-L; and

               (x) Realized Losses on each Loan Group shall be deemed allocated to the Uncertificated REMIC I Regular Interests X-I, Y-I, X-II and Y-II as follows: (1) the interest portion of Realized Losses on Group I Loans and Group II Loans, if any, less any such amounts deemed allocated to the Uncertificated REMIC I Regular Interests Z under clause (viii), above, shall be allocated among the Uncertificated REMIC I Regular Interests X-I and Y-I, pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (2) the interest portion of Realized Losses on Group III Loans, if any, less any such amounts deemed allocated to the Uncertificated REMIC I Regular Interests Z under clause (viii), above, shall be allocated among the Uncertificated REMIC I Regular Interests X-II and Y-II, pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to each Loan Group shall be allocated to the Uncertificated REMIC I Regular Interests X-I, Y-I, X-II and Y-II, as follows: (1) the principal portion of Realized Losses on Group I Loans and Group II Loans, less any such amounts deemed allocated to the Uncertificated REMIC I Regular Interest A-P-L under clause (ix), above, shall be allocated, first, to the Uncertificated REMIC I Regular Interest X-I, to the extent of the REMIC I X-I Principal Reduction Amount in reduction of the Uncertificated Principal Balance thereof, and second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Uncertificated REMIC I Regular Interest Y-I in reduction of the Uncertificated Principal Balance thereof; and (2) the principal portion of Realized Losses on Group III Loans, less any such amounts deemed allocated to the Uncertificated REMIC I Regular Interest A-P-L under clause (ix), above, shall be allocated, first, to the Uncertificated REMIC I Regular Interest X-II to the extent of the REMIC I X-II Principal Reduction Amount in reduction of the Uncertificated Principal Balance thereof, and second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Uncertificated REMIC I Regular Interest Y-II in reduction of the Uncertificated Principal Balance thereof.

      (f) On each Distribution Date the Trustee shall be deemed to distribute from REMIC III, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates and the Class R-II Certificates) the amounts distributable thereon from the Uncertificated REMIC II Regular Interest Distribution Amounts deemed to have been received by REMIC III from REMIC II under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC III Regular Interests Z in accordance with their respective Uncertificated REMIC III Regular Interests Z Distribution Amounts, as such Uncertificated REMIC III Regular Interests Z comprise the Class A-V Certificates.

        (g)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.





ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


---------------------------------- --------------------------------------------------------------
            RECIPIENT                                         ADDRESS
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota 55437,
                                   Attention:  President

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention: Managing Director/Master Servicing

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc. Series 2005-QS10

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street,
                                   Jeanette Street Park Entrance,  New York, New
                                   York 10041, for the purposes of Section 8.12 of the Standard Terms

---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10041
---------------------------------- --------------------------------------------------------------
---------------------------------- --------------------------------------------------------------
Standard & Poor's Ratings          55 Water Street
Services, a division of The        New York, New York 10041
McGraw-Hill Companies, Inc.
---------------------------------- --------------------------------------------------------------


Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               97.0% of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of the Voting Rights shall be allocated among the Holders of the Class III-A-2 Certificates in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.33% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; 0.33% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests; and 0.34% of all Voting Rights shall be allocated among the Holders of the Class R-III Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:
                                                 Name:   Joseph Orning
                                                 Title:  Vice President

Attest: ____________________
      Name:
      Title:


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:
                                                 Name:
                                                 Title:

Attest:____________________
      Name:
      Title:


                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:
                                                 Name:
                                                 Title:

                                            By:
                                                 Name:
                                                 Title:


Attest:____________________
      Name:
      Title:

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                  Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a(n) ____________________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                  Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public
[Notarial Seal]






STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 28th day of July, 2005 before me, a notary public in and for said State, personally appeared _______________, known to me to be a(n) _________________ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9669314       286/286     F                  112,500.00         ZZ
                          360                112,109.25         1
                          6.7500             729.68             75
                          6.5000             729.68
MIAMISBURG    OH 45342    5                  02/18/05           00
0003894458                05                 04/01/05           0.0000
0003894458                N                  03/01/35
0

9734274       286/286     F                  110,000.00         ZZ
                          360                109,765.57         1
                          7.7500             788.06             79
                          7.5000             788.06
UPPER MARLBOROMD 20774    5                  03/17/05           00
0003866889                01                 05/01/05           0.0000
0003866889                N                  04/01/35
0

9788402       R68/G02     F                  200,000.00         T
                          360                200,000.00         1
                          6.2500             1231.43            66
                          6.0000             1231.43
ROCKLEDGE     FL 32955    1                  06/01/05           00
0439423245                09                 08/01/05           0.0000
20050783                  O                  07/01/35
0

9789280       286/286     F                  157,850.00         ZZ
                          360                157,692.85         1
                          6.0000             946.40             80
                          5.7500             946.40
YORKTOWN      VA 23693    1                  05/20/05           00
0003035553                01                 07/01/05           0.0000
0003035553                N                  06/01/35
0

9789284       286/286     F                  84,150.00          ZZ
                          360                84,081.01          3
                          7.0000             559.86             90
                          6.7500             559.86
LEWISTON      ID 83501    1                  05/06/05           01
0003378880                05                 07/01/05           25.0000
0003378880                N                  06/01/35
0

9789292       286/286     F                  211,900.00         T
                          360                211,738.75         1
                          7.3750             1463.55            80
                          7.1250             1463.55
CHANDLER      AZ 85249    1                  05/19/05           00
0003597172                03                 07/01/05           0.0000
0003597172                O                  06/01/35
0

9789294       286/286     F                  47,700.00          ZZ
                          360                47,417.62          1
                          6.5000             301.50             90
                          6.2500             301.50
BALTIMORE     MD 21213    1                  12/31/04           11
0003747161                02                 02/01/05           25.0000
0003747161                N                  01/01/35
0

9789302       286/286     F                  89,200.00          ZZ
                          360                89,123.20          1
                          6.7500             578.55             80
                          6.5000             578.55
TEMPE         AZ 85282    1                  05/05/05           00
0003813113                05                 07/01/05           0.0000
0003813113                N                  06/01/35
0

9789320       286/286     F                  100,000.00         ZZ
                          360                99,913.90          1
                          6.7500             648.60             80
                          6.5000             648.60
WAPPINGERS FALNY 12590    1                  05/10/05           00
0003922632                01                 07/01/05           0.0000
0003922632                N                  06/01/35
0

9789334       286/286     F                  109,200.00         ZZ
                          360                109,101.28         1
                          6.5000             690.22             80
                          6.2500             690.22
CLOVIS        NM 88101    5                  05/06/05           00
0003944845                05                 07/01/05           0.0000
0003944845                N                  06/01/35
0

9789338       286/286     F                  519,200.00         ZZ
                          360                518,683.13         1
                          6.0000             3112.87            80
                          5.7500             3112.87
CHICAGO       IL 60614    1                  05/16/05           00
0003950426                05                 07/01/05           0.0000
0003950426                N                  06/01/35
0

9789340       286/286     F                  56,000.00          ZZ
                          360                55,919.82          1
                          7.0000             372.57             80
                          6.7500             372.57
SPRINGFIELD   OH 45504    1                  05/20/05           00
0003956851                05                 07/01/05           0.0000
0003956851                N                  06/01/35
0

9789346       286/286     F                  202,500.00         ZZ
                          360                202,316.94         4
                          6.5000             1279.94            75
                          6.2500             1279.94
SYLVANIA      OH 43560    1                  05/20/05           00
0003963685                05                 07/01/05           0.0000
0003963685                N                  06/01/35
0

9789368       286/286     F                  108,300.00         ZZ
                          360                108,206.75         1
                          6.7500             702.44             70
                          6.5000             702.44
TUCSON        AZ 85719    2                  05/11/05           00
0003989121                05                 07/01/05           0.0000
0003989121                N                  06/01/35
0

9789394       286/286     F                  76,400.00          ZZ
                          360                76,332.59          1
                          6.6250             489.20             80
                          6.3750             489.20
VIRGINIA BEACHVA 23453    5                  05/17/05           00
0004004934                05                 07/01/05           0.0000
0004004934                N                  06/01/35
0

9789400       286/286     F                  92,000.00          ZZ
                          360                91,918.83          1
                          6.6250             589.09             80
                          6.3750             589.09
VIRGINIA BEACHVA 23462    2                  05/17/05           00
0004006507                07                 07/01/05           0.0000
0004006507                N                  06/01/35
0

9789424       286/286     F                  59,120.00          ZZ
                          360                59,070.33          1
                          6.8750             388.38             80
                          6.6250             388.38
FLORENCE      SC 29505    1                  05/02/05           00
0004020409                09                 07/01/05           0.0000
0004020409                N                  06/01/35
0

9789426       286/286     F                  57,520.00          ZZ
                          360                57,471.67          1
                          6.8750             377.87             80
                          6.6250             377.87
FLORENCE      SC 29505    1                  05/02/05           00
0004020417                09                 07/01/05           0.0000
0004020417                N                  06/01/35
0

9789428       286/286     F                  18,200.00          ZZ
                          360                18,188.09          1
                          8.1250             135.14             65
                          7.8750             135.14
DAYTON        OH 45408    1                  05/12/05           00
0004021813                05                 07/01/05           0.0000
0004021813                N                  06/01/35
0

9789458       286/286     F                  32,400.00          ZZ
                          360                32,351.56          1
                          7.5000             226.55             90
                          7.2500             226.55
BALTIMORE     MD 21217    1                  05/20/05           10
0004032857                02                 07/01/05           25.0000
0004032857                N                  06/01/35
0

9789498       286/286     F                  280,000.00         ZZ
                          360                279,770.48         4
                          7.0000             1862.85            70
                          6.7500             1862.85
NORFOLK       VA 23507    1                  05/20/05           00
0004048447                05                 07/01/05           0.0000
0004048447                N                  06/01/35
0

9789500       286/286     F                  225,000.00         T
                          360                224,766.17         1
                          6.6250             1440.70            55
                          6.3750             1440.70
PINEY FLATS   TN 37686    1                  05/19/05           00
0004048626                05                 07/01/05           0.0000
0004048626                O                  06/01/35
0

9789530       286/286     F                  67,200.00          ZZ
                          360                67,142.14          2
                          6.7500             435.86             80
                          6.5000             435.86
DALTON        GA 30721    1                  05/18/05           00
0004057327                05                 07/01/05           0.0000
0004057327                N                  06/01/35
0

9789538       286/286     F                  112,000.00         ZZ
                          360                111,898.75         1
                          6.5000             707.92             80
                          6.2500             707.92
BALTIMORE     MD 21212    1                  05/17/05           00
0004058668                05                 07/01/05           0.0000
0004058668                N                  06/01/35
0

9789568       286/286     F                  59,500.00          ZZ
                          360                59,451.22          2
                          7.0000             395.86             70
                          6.7500             395.86
EAST CLEVELANDOH 44112    5                  05/17/05           00
0004071959                05                 07/01/05           0.0000
0004071959                N                  06/01/35
0

9789578       286/286     F                  50,000.00          ZZ
                          360                49,955.88          2
                          6.6250             320.16             90
                          6.3750             320.16
DAYTON        OH 45404    1                  05/20/05           11
0004076528                05                 07/01/05           25.0000
0004076528                N                  06/01/35
0

9815722       E23/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          6.7500             726.43             68
                          6.5000             726.43
ADELANTO      CA 92301    5                  06/03/05           00
0439467382                05                 08/01/05           0.0000
51052084                  N                  07/01/35
0

9819117       L14/G02     F                  107,843.00         ZZ
                          360                107,137.42         1
                          6.8750             708.46             75
                          6.6250             708.46
MYRTLE BEACH  SC 29579    1                  01/13/05           00
0438987554                03                 03/01/05           0.0000
132903199                 N                  02/01/35
0

9824494       696/G02     F                  243,750.00         ZZ
                          360                243,518.72         1
                          6.2500             1500.81            65
                          6.0000             1500.81
REHOBOTH BEACHDE 19971    1                  05/19/05           00
0439389933                01                 07/01/05           0.0000
26505032                  N                  06/01/35
0

9826198       696/G02     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            57
                          6.0000             2462.87
OCEAN CITY    MD 21842    1                  06/08/05           00
0439392465                01                 07/01/05           0.0000
33805063                  N                  06/01/35
0

9832312       W98/G02     F                  68,800.00          ZZ
                          360                68,742.20          1
                          6.8750             451.97             80
                          6.6250             451.97
GOOSE CREEK   SC 29445    1                  05/31/05           00
0439480302                05                 07/01/05           0.0000
CH050500                  N                  06/01/35
0

9835919       E22/U57     F                  108,000.00         ZZ
                          360                107,705.52         1
                          6.5000             682.63             80
                          6.2500             682.63
CUTLER        CA 93615    5                  03/03/05           00
0423307321                05                 05/01/05           0.0000
0423307321                N                  04/01/35
0

9837440       X78/G02     F                  131,600.00         ZZ
                          360                131,600.00         1
                          6.6250             842.65             58
                          6.3750             842.65
SUWANEE       GA 30024    1                  06/27/05           00
0439492729                03                 08/01/05           0.0000
991394                    N                  07/01/35
0

9848449       883/G02     F                  122,296.00         ZZ
                          360                121,970.53         1
                          6.6250             783.07             78
                          6.3750             783.07
PORT SAINT LUCFL 34953    1                  03/11/05           00
0439084112                05                 05/01/05           0.0000
48002403                  N                  04/01/35
0

9848697       E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          2
                          6.6250             507.92             80
                          6.3750             507.92
ADRIAN        MI 49221    1                  03/17/05           00
0423326966                05                 05/01/05           0.0000
0423326966                N                  04/01/35
0

9862585       E22/G02     F                  169,600.00         ZZ
                          360                169,600.00         1
                          6.5000             918.67             80
                          6.2500             918.67
DAYTONA BEACH FL 32118    1                  03/24/05           00
0423303650                05                 05/01/05           0.0000
0423303650                N                  04/01/35
0

9864727       E22/G02     F                  105,000.00         ZZ
                          360                105,000.00         1
                          6.5000             568.75             63
                          6.2500             568.75
SARASOTA      FL 34235    1                  03/25/05           00
0423544758                05                 05/01/05           0.0000
0423544758                N                  04/01/35
0

9872295       E22/U57     F                  137,250.00         ZZ
                          360                136,926.84         1
                          7.2500             936.29             75
                          7.0000             936.29
CAPE CORAL    FL 33990    1                  03/31/05           00
0423543511                05                 05/01/05           0.0000
0423543511                N                  04/01/35
0

9872529       E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.6250             993.75             80
                          6.3750             993.75
WILBUR BY THE FL 32127    1                  03/31/05           00
0423641224                05                 05/01/05           0.0000
0423641224                N                  04/01/35
0

9881279       E82/G02     F                  118,500.00         ZZ
                          360                118,269.06         1
                          6.1250             720.02             75
                          5.8750             720.02
ALBANY        NY 12203    5                  04/08/05           00
0401104419                05                 06/01/05           0.0000
0401104419                N                  05/01/35
0

9882063       F34/G02     F                  135,000.00         ZZ
                          360                134,749.27         1
                          6.3750             842.22             66
                          6.1250             842.22
PORT SAINT LUCFL 34953    5                  04/04/05           00
0439126426                05                 06/01/05           0.0000
4500502073                N                  05/01/35
0

9889541       T44/G02     F                  126,320.00         ZZ
                          360                125,343.31         1
                          6.8750             829.83             80
                          6.6250             829.83
FLOYDS KNOBS  IN 47119    1                  09/30/04           00
0439144452                05                 11/01/04           0.0000
1126733                   N                  10/01/34
0

9892459       E22/U57     F                  200,515.00         ZZ
                          360                200,515.00         2
                          7.1250             1190.56            85
                          6.8750             1190.56
LAKE WORTH    FL 33460    1                  04/15/05           04
0423927235                05                 06/01/05           12.0000
0423927235                N                  05/01/35
0

9892489       E22/U57     F                  109,600.00         ZZ
                          360                109,401.30         1
                          6.5000             692.75             80
                          6.2500             692.75
RICHMOND      VA 23236    5                  04/15/05           00
0423891738                05                 06/01/05           0.0000
0423891738                N                  05/01/35
0

9898231       W84/G02     F                  64,969.00          ZZ
                          360                64,804.32          1
                          6.8750             426.80             80
                          6.6250             426.80
SPRINGVILLE   UT 84663    1                  03/29/05           00
0439377037                05                 05/01/05           0.0000
10105402                  N                  04/01/35
0

9899749       L14/G02     F                  216,000.00         ZZ
                          360                216,000.00         2
                          6.2500             1125.00            80
                          6.0000             1125.00
CARSON CITY   NV 89701    1                  03/17/05           00
0439195363                03                 05/01/05           0.0000
204031156                 N                  04/01/35
0

9901937       E22/U57     F                  153,600.00         ZZ
                          360                153,328.21         1
                          6.6250             983.52             80
                          6.3750             983.52
VERO BEACH    FL 32967    5                  04/22/05           00
0423955319                05                 06/01/05           0.0000
0423955319                N                  05/01/35
0

9901969       E22/U57     F                  158,400.00         ZZ
                          360                158,119.73         1
                          6.6250             1014.25            80
                          6.3750             1014.25
PORT SAINT LUCFL 34953    5                  04/22/05           00
0424008126                05                 06/01/05           0.0000
0424008126                N                  05/01/35
0

9905079       E22/U57     F                  233,750.00         ZZ
                          360                233,365.68         1
                          7.0000             1555.14            85
                          6.7500             1555.14
WESTERVILLE   OH 43081    1                  04/25/05           04
0424053833                05                 06/01/05           12.0000
0424053833                N                  05/01/35
0

9905821       X08/G02     F                  105,000.00         ZZ
                          360                104,727.27         1
                          6.7500             681.03             75
                          6.5000             681.03
ONTARIO       OR 97914    5                  04/05/05           00
0439220724                05                 05/01/05           0.0000
2819739                   N                  04/01/35
0

9905881       X64/G02     F                  96,000.00          ZZ
                          360                95,817.35          1
                          6.2500             591.09             80
                          6.0000             591.09
ROYAL OAK     MI 48067    1                  04/27/05           00
0439203688                01                 06/01/05           0.0000
0000041652                N                  05/01/35
0

9912799       S27/U57     F                  154,400.00         ZZ
                          360                154,126.78         1
                          6.6250             988.65             80
                          6.3750             988.65
VERO BEACH    FL 32967    5                  04/27/05           00
0439218967                05                 06/01/05           0.0000
1010041010                N                  05/01/35
0

9912875       U45/G02     F                  123,200.00         T
                          360                123,114.79         1
                          7.2500             744.33             90
                          7.0000             744.33
SARASOTA      FL 34237    1                  04/29/05           04
0439247115                01                 06/01/05           25.0000
50424759                  O                  05/01/35
0

9915907       X91/G02     F                  125,600.00         T
                          360                125,600.00         1
                          6.2500             654.17             80
                          6.0000             654.17
WAIPAHU       HI 96797    1                  04/20/05           00
0439222068                01                 06/01/05           0.0000
818987                    O                  05/01/35
0

9916109       E22/U57     F                  29,700.00          T
                          360                29,651.18          1
                          7.0000             197.59             90
                          6.7500             197.59
SAN ANTONIO   TX 78212    1                  04/27/05           10
0423284033                05                 06/01/05           25.0000
0423284033                O                  05/01/35
0

9917301       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.5000             650.00             80
                          6.2500             650.00
COLORADO SPRINCO 80907    1                  05/04/05           00
0423866631                05                 07/01/05           0.0000
0423866631                N                  06/01/35
0

9917357       E22/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          6.1250             620.67             80
                          5.8750             620.67
LAKEWOOD      CO 80214    1                  05/04/05           00
0423935790                01                 06/01/05           0.0000
0423935790                N                  05/01/35
0

9917435       E22/U57     F                  269,600.00         ZZ
                          360                269,134.45         1
                          6.7500             1748.62            80
                          6.5000             1748.62
NEW ORLEANS   LA 70115    5                  05/04/05           00
0424003564                05                 06/01/05           0.0000
0424003564                N                  05/01/35
0

9919033       E22/G02     F                  205,000.00         ZZ
                          360                205,000.00         1
                          7.0000             1195.83            72
                          6.7500             1195.83
GILBERT       AZ 85296    5                  04/25/05           00
0424026474                09                 06/01/05           0.0000
0424026474                N                  05/01/35
0

9920659       E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         4
                          7.1250             988.59             74
                          6.8750             988.59
WEST SPRINGFIEMA 01089    2                  05/06/05           00
0423900828                05                 07/01/05           0.0000
0423900828                N                  06/01/35
0

9921579       Z37/U57     F                  132,000.00         ZZ
                          360                131,782.97         1
                          7.0000             878.20             80
                          6.7500             878.20
GLENDALE      AZ 85304    1                  04/23/05           00
0439236811                05                 06/01/05           0.0000
000003063                 N                  05/01/35
0

9922795       U05/G02     F                  160,000.00         ZZ
                          360                159,632.51         1
                          7.3750             1105.08            80
                          7.1250             1105.08
SOUTH PALM BEAFL 33480    1                  04/01/05           00
0439269556                06                 05/01/05           0.0000
3000731084                N                  04/01/35
0

9922853       U05/G02     F                  126,000.00         ZZ
                          360                125,696.97         1
                          7.0000             838.28             90
                          6.7500             838.28
DUNEDIN       FL 34698    1                  04/29/05           14
0439257734                05                 06/01/05           25.0000
3000743962                N                  05/01/35
0

9923311       E22/U57     F                  137,750.00         ZZ
                          360                137,750.00         1
                          7.5000             860.94             95
                          7.2500             860.94
MANCHESTER TOWNJ 08759    1                  05/09/05           10
0424160059                01                 07/01/05           30.0000
0424160059                N                  06/01/35
0

9924721       E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.5000             693.33             80
                          6.2500             693.33
LAWRENCEVILLE GA 30044    2                  05/10/05           00
0424136877                03                 07/01/05           0.0000
0424136877                N                  06/01/35
0

9924729       E22/U57     F                  153,000.00         ZZ
                          360                152,858.29         1
                          6.3750             954.52             79
                          6.1250             954.52
REDDING       CA 96001    5                  04/29/05           00
0424150324                05                 07/01/05           0.0000
0424150324                N                  06/01/35
0

9928609       E22/G02     F                  138,400.00         ZZ
                          360                138,400.00         1
                          6.5000             749.67             80
                          6.2500             749.67
LITTLE ROCK   AR 72223    2                  05/04/05           00
0423320019                05                 07/01/05           0.0000
0423320019                N                  06/01/35
0

9932419       E22/U57     F                  191,900.00         ZZ
                          360                191,900.00         1
                          6.8750             1099.43            95
                          6.6250             1099.43
QUEEN CREEK   AZ 85242    1                  05/04/05           04
0424127934                03                 07/01/05           30.0000
0424127934                N                  06/01/35
0

9932577       E22/G02     F                  167,992.00         ZZ
                          360                167,992.00         1
                          6.6250             927.46             80
                          6.3750             927.46
HALLANDALE BEAFL 33009    1                  05/13/05           00
0423980606                05                 07/01/05           0.0000
0423980606                N                  06/01/35
0

9932581       E22/U57     F                  118,750.00         ZZ
                          360                118,750.00         1
                          6.5000             643.23             95
                          6.2500             643.23
SUMMERVILLE   SC 29485    1                  05/13/05           10
0423986611                05                 07/01/05           30.0000
0423986611                N                  06/01/35
0

9933171       L14/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          6.1250             857.50             70
                          5.8750             857.50
LEESBURG      VA 20175    5                  04/18/05           00
0439338468                01                 06/01/05           0.0000
205851616                 N                  05/01/35
0

9933173       L14/G02     F                  157,500.00         ZZ
                          360                157,500.00         1
                          6.1250             803.91             70
                          5.8750             803.91
LEESBURG      VA 20175    5                  04/18/05           00
0439340308                01                 06/01/05           0.0000
205851617                 N                  05/01/35
0

9933609       L14/G02     F                  140,400.00         ZZ
                          360                140,400.00         1
                          6.0000             702.00             80
                          5.7500             702.00
ARNOLD        MD 21012    1                  04/14/05           00
0439337643                09                 06/01/05           0.0000
226400621                 N                  05/01/35
0

9933669       L14/G02     F                  140,250.00         ZZ
                          360                139,995.73         1
                          6.5000             886.48             75
                          6.2500             886.48
SOUTH BURLINGTVT 05403    5                  04/25/05           00
0439341595                01                 06/01/05           0.0000
219607541                 N                  05/01/35
0

9933763       L14/G02     F                  221,000.00         ZZ
                          360                221,000.00         1
                          6.1250             1128.02            65
                          5.8750             1128.02
MESA          AZ 85212    1                  04/06/05           00
0439347493                03                 06/01/05           0.0000
224501747                 N                  05/01/35
0

9934625       E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.7500             900.00             80
                          6.5000             900.00
NORTH LAUDERDAFL 33068    1                  05/16/05           00
0423919646                05                 07/01/05           0.0000
0423919646                N                  06/01/35
0

9939025       E22/U57     F                  189,600.00         ZZ
                          360                189,600.00         2
                          6.6250             1046.75            80
                          6.3750             1046.75
AUSTIN        TX 78741    2                  05/17/05           00
0424235729                05                 07/01/05           0.0000
0424235729                N                  06/01/35
0

9939189       E22/U57     F                  244,600.00         ZZ
                          360                244,600.00         1
                          7.0000             1426.83            95
                          6.7500             1426.83
BEAR          DE 19701    1                  05/17/05           10
0424015857                03                 07/01/05           30.0000
0424015857                N                  06/01/35
0

9941795       E22/U57     F                  176,200.00         T
                          360                176,062.55         1
                          7.2500             1201.99            90
                          7.0000             1201.99
ST. JOSEPH    LA 71366    5                  05/18/05           04
0423805456                05                 07/01/05           25.0000
0423805456                O                  06/01/35
0

9941869       E22/G02     F                  167,200.00         ZZ
                          360                167,200.00         1
                          6.6250             923.08             80
                          6.3750             923.08
DANIA         FL 33004    1                  05/18/05           00
0424003531                05                 07/01/05           0.0000
0424003531                N                  06/01/35
0

9942495       E22/U57     F                  270,750.00         ZZ
                          360                270,750.00         1
                          7.1250             1607.58            95
                          6.8750             1607.58
MIDLOTHIAN    TX 76065    2                  05/19/05           01
0424266807                05                 07/01/05           30.0000
0424266807                N                  06/01/35
0

9943697       E22/U57     F                  160,000.00         ZZ
                          360                159,872.05         2
                          7.1250             1077.95            80
                          6.8750             1077.95
CHICAGO       IL 60609    1                  05/20/05           00
0423267699                05                 07/01/05           0.0000
0423267699                N                  06/01/35
0

9944035       E22/U57     F                  104,000.00         ZZ
                          360                103,908.25         1
                          6.6250             665.92             80
                          6.3750             665.92
COLORADO SPRINCO 80916    5                  05/20/05           00
0424167948                05                 07/01/05           0.0000
0424167948                N                  06/01/35
0

9946573       025/025     F                  128,000.00         T
                          360                127,479.25         1
                          6.5000             809.05             76
                          6.2500             809.05
LA PORTE      CA 95981    5                  02/17/05           00
0201311487                05                 04/01/05           0.0000
0201311487                O                  03/01/35
0

9946865       025/025     F                  601,000.00         ZZ
                          360                600,843.49         2
                          6.2500             3130.21            58
                          6.0000             3129.39
SAN FRANCISCO CA 94121    1                  03/02/05           00
0201422458                05                 05/01/05           0.0000
0201422458                N                  04/01/35
0

9946873       025/025     F                  253,000.00         ZZ
                          360                252,276.09         1
                          6.2500             1557.76            61
                          6.0000             1557.76
BUENA PARK    CA 90621    5                  03/23/05           00
0201424033                05                 05/01/05           0.0000
0201424033                N                  04/01/35
0

9946915       025/025     F                  129,600.00         T
                          360                129,191.92         1
                          7.2500             884.10             80
                          7.0000             884.10
HIRAM         ME 04041    1                  02/25/05           00
0201434263                05                 04/01/05           0.0000
0201434263                O                  03/01/35
0

9947095       025/025     F                  264,500.00         ZZ
                          360                263,012.27         1
                          6.7500             1487.81            78
                          6.5000             1479.40
TUCSON        AZ 85716    2                  03/23/05           00
0201448198                05                 05/01/05           0.0000
0201448198                N                  04/01/35
0

9947099       025/025     F                  170,100.00         ZZ
                          360                169,640.18         1
                          7.3750             1174.84            90
                          7.1250             1174.84
HANFORD       CA 93230    1                  03/15/05           11
0201449600                05                 05/01/05           25.0000
0201449600                N                  04/01/35
0

9947333       025/025     F                  185,000.00         ZZ
                          360                185,000.00         1
                          6.0000             925.00             62
                          5.7500             925.00
ASHLAND       OR 97520    1                  02/28/05           00
0143090892                05                 04/01/05           0.0000
0143090892                N                  03/01/35
0

9947347       025/025     F                  120,000.00         ZZ
                          360                119,631.15         2
                          5.8750             709.85             58
                          5.6250             709.85
CHARLESTON    SC 29412    5                  03/17/05           00
0143107548                05                 05/01/05           0.0000
0143107548                N                  04/01/35
0

9947413       025/025     F                  167,000.00         ZZ
                          360                166,498.75         3
                          6.0000             1001.25            65
                          5.7500             1001.25
DENVER        CO 80204    5                  03/07/05           00
0143158806                05                 05/01/05           0.0000
0143158806                N                  04/01/35
0

9947439       025/025     F                  107,500.00         T
                          360                107,058.34         1
                          5.8750             635.90             47
                          5.6250             635.90
N PALM BEACH  FL 33408    5                  02/28/05           00
0143163038                05                 04/01/05           0.0000
0143163038                O                  03/01/35
0

9947497       025/025     F                  234,000.00         ZZ
                          360                233,297.65         1
                          6.0000             1402.95            65
                          5.7500             1402.95
ALPHARETTA    GA 30022    5                  03/18/05           00
0143167781                03                 05/01/05           0.0000
0143167781                N                  04/01/35
0

9947843       T08/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.5000             650.00             80
                          6.2500             650.00
BAKERSFIELD   CA 93307    5                  05/04/05           00
0439349382                05                 07/01/05           0.0000
45190062                  N                  06/01/35
0

9949061       X05/G02     F                  200,000.00         ZZ
                          360                199,810.24         1
                          6.2500             1231.43            58
                          6.0000             1231.43
OCEANSIDE     CA 92054    5                  04/29/05           00
0439341330                01                 07/01/05           0.0000
015030320                 N                  06/01/35
0

9949235       E22/U57     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.6250             1214.58            80
                          6.3750             1214.58
PHOENIX       AZ 85006    2                  05/13/05           00
0423983857                05                 07/01/05           0.0000
0423983857                N                  06/01/35
0

9951689       Z51/E72     F                  215,000.00         ZZ
                          240                213,952.68         4
                          5.8750             1524.86            54
                          5.6250             1524.86
APPLE VALLEY  CA 92307    5                  04/11/05           00
360001193                 05                 06/01/05           0.0000
777003977                 N                  05/01/25
0

9951725       Z51/E72     F                  123,750.00         ZZ
                          360                123,531.04         1
                          6.6250             792.38             75
                          6.3750             792.38
TACOMA        WA 98409    5                  04/05/05           00
360000990                 05                 06/01/05           0.0000
777003913                 N                  05/01/35
0

9951733       Z51/E72     F                  126,350.00         ZZ
                          360                126,137.09         1
                          6.8750             830.03             61
                          6.6250             830.03
LAWRENCEVILLE GA 30043    1                  04/25/05           00
360001191                 05                 06/01/05           0.0000
777004642                 N                  05/01/35
0

9953107       E22/G02     F                  130,350.00         ZZ
                          360                130,350.00         1
                          6.3750             692.48             79
                          6.1250             692.48
SPANAWAY      WA 98387    5                  05/20/05           00
0423952449                05                 07/01/05           0.0000
0423952449                N                  06/01/35
0

9953825       N67/G02     F                  441,000.00         ZZ
                          360                440,180.91         1
                          6.3750             2751.27            34
                          6.1250             2751.27
WASHINGTON    DC 20009    2                  04/21/05           00
0439361874                05                 06/01/05           0.0000
3275005566                N                  05/01/35
0

9953827       N67/G02     F                  385,000.00         ZZ
                          360                384,318.77         1
                          6.6250             2465.20            59
                          6.3750             2465.20
WASHINGTON    DC 20007    5                  04/21/05           00
0439362898                05                 06/01/05           0.0000
3275005567                N                  05/01/35
0

9953829       N67/G02     F                  385,000.00         ZZ
                          360                384,318.77         1
                          6.6250             2465.20            57
                          6.3750             2465.20
WASHINGTON    DC 20007    5                  04/21/05           00
0439361486                05                 06/01/05           0.0000
3275005569                N                  05/01/35
0

9953835       N67/G02     F                  520,000.00         ZZ
                          360                519,057.27         1
                          6.5000             3286.76            61
                          6.2500             3286.76
WASHINGTON    DC 20007    2                  04/21/05           00
0439361619                05                 06/01/05           0.0000
3275005575                N                  05/01/35
0

9954053       N67/G02     F                  205,750.00         ZZ
                          360                205,215.55         1
                          6.7500             1334.50            70
                          6.5000             1334.50
LAS VEGAS     NV 89131    1                  03/22/05           00
0439357385                03                 05/01/05           0.0000
3315005976                N                  04/01/35
0

9955383       N67/G02     F                  85,000.00          ZZ
                          360                84,928.59          1
                          6.8750             558.39             76
                          6.6250             558.39
SWEET HOME    OR 97386    2                  05/01/05           00
0439426743                05                 07/01/05           0.0000
3339001821                N                  06/01/35
0

9955421       N67/G02     F                  50,150.00          ZZ
                          360                50,107.87          1
                          6.8750             329.45             88
                          6.6250             329.45
NEWBERRY      SC 29108    1                  05/17/05           01
0439426453                05                 07/01/05           30.0000
3253001089                N                  06/01/35
0

9955517       N67/G02     F                  167,250.00         T
                          360                166,981.72         1
                          7.1250             1126.79            80
                          6.8750             1126.79
NORTH PORT    FL 34286    1                  05/05/05           00
0439386855                05                 06/01/05           0.0000
3254020159                O                  05/01/35
0

9955529       N67/G02     F                  342,000.00         T
                          360                341,423.71         1
                          6.8750             2246.70            90
                          6.0550             2246.70
MIAMI         FL 33155    1                  04/29/05           40
0439412941                05                 06/01/05           30.0000
3254020210                O                  05/01/35
0

9955795       N67/G02     F                  280,000.00         ZZ
                          360                279,528.19         1
                          6.8750             1839.40            80
                          6.6250             1839.40
WOODBRIDGE    VA 22193    1                  04/22/05           00
0439423716                05                 06/01/05           0.0000
3274026698                N                  05/01/35
0

9955959       N67/G02     F                  52,200.00          ZZ
                          360                52,114.17          1
                          7.0000             347.29             90
                          6.7500             347.29
DANVILLE      VA 24540    1                  04/25/05           01
0439388240                05                 06/01/05           30.0000
3274027445                N                  05/01/35
0

9956159       N67/G02     F                  51,200.00          ZZ
                          360                51,105.47          1
                          6.7500             332.08             80
                          6.5000             332.08
UPPER DARBY   PA 19082    1                  04/29/05           00
0439360025                07                 06/01/05           0.0000
3271000663                N                  05/01/35
0

9956231       N67/G02     F                  55,000.00          ZZ
                          360                54,913.92          1
                          7.2500             375.20             74
                          7.0000             375.20
DANVILLE      VA 24541    2                  04/29/05           00
0439425521                05                 06/01/05           0.0000
3274027701                N                  05/01/35
0

9956255       N67/G02     F                  151,200.00         ZZ
                          360                151,079.09         2
                          7.1250             1018.66            90
                          6.3050             1018.66
ALBANY        NY 12208    1                  05/09/05           26
0439426792                05                 07/01/05           30.0000
3274027869                N                  06/01/35
0

9956257       N67/G02     F                  52,200.00          ZZ
                          360                52,116.27          1
                          7.1250             351.68             90
                          6.8750             351.68
DANVILLE      VA 24540    1                  04/29/05           01
0439430646                05                 06/01/05           30.0000
3274027882                N                  05/01/35
0

9956627       N67/G02     F                  79,200.00          ZZ
                          360                79,041.93          1
                          6.0000             474.84             80
                          5.7500             474.84
TEMPE         AZ 85281    1                  04/15/05           00
0439363334                03                 06/01/05           0.0000
1161012510                N                  05/01/35
0

9956641       N67/G02     F                  160,000.00         T
                          360                159,709.93         1
                          6.5000             1011.31            80
                          6.2500             1011.31
HOUSTON       TX 77064    1                  04/27/05           00
0439371717                03                 06/01/05           0.0000
1161012548                O                  05/01/35
0

9956681       N67/G02     F                  122,150.00         ZZ
                          360                122,049.87         1
                          7.0000             812.67             75
                          6.7500             812.67
PHOENIX       AZ 85013    1                  05/09/05           00
0439424714                05                 07/01/05           0.0000
1161012703                N                  06/01/35
0

9956699       N67/G02     F                  164,000.00         T
                          360                163,858.80         1
                          6.7500             1063.70            80
                          6.5000             1063.70
MESA          AZ 85208    5                  05/11/05           00
0439373895                05                 07/01/05           0.0000
1161012805                O                  06/01/35
0

9956825       N67/G02     F                  328,800.00         ZZ
                          360                328,259.41         1
                          7.0000             2187.51            80
                          6.7500             2187.51
MINNEAPOLIS   MN 55410    1                  04/04/05           00
0439387531                05                 06/01/05           0.0000
1165007914                N                  05/01/35
0

9957001       N67/G02     F                  123,500.00         T
                          360                123,391.04         1
                          6.6250             790.78             57
                          6.3750             790.78
WASHINGTON    UT 84780    1                  05/06/05           00
0439386301                05                 07/01/05           0.0000
1260301144                O                  06/01/35
0

9957029       N67/G02     F                  144,000.00         ZZ
                          360                143,876.02         1
                          6.7500             933.98             80
                          6.5000             933.98
LAS VEGAS     NV 89107    1                  05/09/05           00
0439371873                05                 07/01/05           0.0000
1390300205                N                  06/01/35
0

9957077       N67/G02     F                  182,600.00         T
                          360                182,600.00         1
                          6.3750             970.06             80
                          6.1250             970.06
PHOENIX       AZ 85041    1                  05/13/05           00
0439429853                03                 07/01/05           0.0000
1760301681                O                  06/01/35
0

9957089       N67/G02     F                  30,150.00          T
                          360                30,127.63          1
                          7.5000             210.81             90
                          6.6800             210.81
TERRE HUATE   IN 47802    1                  05/05/05           26
0439412743                05                 07/01/05           30.0000
3251000560                O                  06/01/35
0

9957163       N67/G02     F                  109,600.00         ZZ
                          360                109,410.75         1
                          6.7500             710.86             80
                          6.5000             710.86
CHARLOTTE     NC 28262    1                  04/27/05           00
0439426636                05                 06/01/05           0.0000
3253000320                N                  05/01/35
0

9957165       N67/G02     F                  84,000.00          ZZ
                          360                83,854.95          1
                          6.7500             544.82             80
                          6.5000             544.82
MONROE        NC 28110    1                  04/27/05           00
0439428848                05                 06/01/05           0.0000
3253000331                N                  05/01/35
0

9957167       N67/G02     F                  86,400.00          ZZ
                          360                86,250.80          1
                          6.7500             560.39             80
                          6.5000             560.39
MONROE        NC 28110    1                  04/27/05           00
0439428624                05                 06/01/05           0.0000
3253000334                N                  05/01/35
0

9957173       N67/G02     F                  84,000.00          ZZ
                          360                83,846.58          1
                          6.7500             544.82             80
                          6.5000             544.82
LANCASTER     SC 29720    1                  04/27/05           00
0439414459                05                 06/01/05           0.0000
3253000354                N                  05/01/35
0

9957177       N67/G02     F                  107,200.00         ZZ
                          360                107,107.70         1
                          6.7500             695.30             80
                          6.5000             695.30
INDIAN TRAIL  NC 28079    1                  05/18/05           00
0439413964                05                 07/01/05           0.0000
3253000360                N                  06/01/35
0

9957181       N67/G02     F                  109,600.00         ZZ
                          360                109,505.64         1
                          6.7500             710.86             80
                          6.5000             710.86
INDIAN TRAIL  NC 28079    1                  05/18/05           00
0439414749                05                 07/01/05           0.0000
3253000381                N                  06/01/35
0

9957183       N67/G02     F                  112,000.00         ZZ
                          360                111,903.57         1
                          6.7500             726.43             80
                          6.5000             726.43
CONCORD       NC 28027    1                  05/18/05           00
0439419912                05                 07/01/05           0.0000
3253000382                N                  06/01/35
0

9957201       N67/G02     F                  159,300.00         ZZ
                          360                159,300.00         1
                          7.0000             929.25             90
                          6.7500             929.25
PALM HARBOR   FL 34684    1                  04/19/05           12
0439429747                05                 06/01/05           30.0000
3253000532                N                  05/01/35
0

9957207       N67/G02     F                  109,200.00         T
                          360                109,020.46         1
                          7.0000             726.51             80
                          6.7500             726.51
CLERMONT      FL 34711    1                  04/25/05           00
0439356544                09                 06/01/05           0.0000
3253000536                O                  05/01/35
0

9957277       N67/G02     F                  153,000.00         ZZ
                          360                153,000.00         1
                          7.5000             956.25             90
                          7.2500             956.25
ATLANTA       GA 30310    2                  04/27/05           11
0439427055                05                 06/01/05           30.0000
3253000830                N                  05/01/35
0

9957283       N67/G02     F                  203,550.00         ZZ
                          360                203,383.15         1
                          7.0000             1354.22            85
                          6.7500             1354.22
KISSIMMEE     FL 34747    1                  05/06/05           12
0439413139                03                 07/01/05           25.0000
3253000863                N                  06/01/35
0

9958391       462/G02     F                  141,500.00         ZZ
                          360                141,261.56         1
                          6.8750             929.56             80
                          6.6250             929.56
TUCSON        AZ 85713    1                  04/22/05           00
0439366394                03                 06/01/05           0.0000
8641581                   N                  05/01/35
0

9958395       462/G02     F                  169,500.00         ZZ
                          360                169,185.18         1
                          6.3750             1057.46            80
                          6.1250             1057.46
VALRICO       FL 33594    1                  04/15/05           00
0439368945                05                 06/01/05           0.0000
0008201980                N                  05/01/35
0

9958403       462/G02     F                  397,200.00         T
                          360                396,479.89         1
                          6.5000             2510.58            90
                          6.2500             2510.58
WEST CHICAGO  IL 60185    1                  04/21/05           01
0439368218                03                 06/01/05           25.0000
0009824897                O                  05/01/35
0

9958415       462/G02     F                  114,400.00         ZZ
                          360                114,299.06         2
                          6.6250             732.52             80
                          6.3750             732.52
TAMPA         FL 33619    1                  05/12/05           00
0439357542                05                 07/01/05           0.0000
0008797987                N                  06/01/35
0

9958419       462/G02     F                  114,400.00         ZZ
                          360                114,299.06         2
                          6.6250             732.52             80
                          6.3750             732.52
TAMPA         FL 33619    1                  05/12/05           00
0439363623                05                 07/01/05           0.0000
0008798787                N                  06/01/35
0

9958475       462/G02     F                  160,850.00         ZZ
                          360                160,850.00         1
                          6.3750             854.52             90
                          6.1250             854.52
TUCSON        AZ 85746    1                  05/16/05           01
0439372566                03                 07/01/05           25.0000
0008050783                N                  06/01/35
0

9958477       462/G02     F                  140,200.00         T
                          360                139,963.74         1
                          6.8750             921.02             80
                          6.6250             921.02
MARANA        AZ 85653    1                  04/25/05           00
0439372939                03                 06/01/05           0.0000
0006723084                O                  05/01/35
0

9958971       462/G02     F                  195,400.00         T
                          360                194,845.41         1
                          6.1250             1187.28            80
                          5.8750             1187.28
NAPLES        FL 34119    1                  04/25/05           00
0439368374                01                 06/01/05           0.0000
0008412280                O                  05/01/35
0

9958989       462/G02     F                  186,900.00         T
                          360                186,726.89         1
                          6.3750             1166.02            85
                          6.1250             1166.02
APOPKA        FL 32712    1                  04/25/05           11
0439363532                03                 07/01/05           12.0000
0006198881                O                  06/01/35
0

9959031       462/G02     F                  254,100.00         ZZ
                          360                253,650.37         1
                          6.6250             1627.04            80
                          6.3750             1627.04
MIAMI         FL 33190    1                  04/22/05           00
0439372830                03                 06/01/05           0.0000
0008015786                N                  05/01/35
0

9959163       H58/G02     F                  226,400.00         ZZ
                          360                226,400.00         1
                          6.6250             1249.92            79
                          6.3750             1249.92
MARYSVILLE    CA 95901    1                  05/13/05           00
0439358664                05                 07/01/05           0.0000
296511                    N                  06/01/35
0

9959225       H58/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.2500             989.58             59
                          6.0000             989.58
OREM          UT 84058    2                  05/12/05           00
0439360611                05                 07/01/05           0.0000
296761                    N                  06/01/35
0

9959245       H58/G02     F                  236,000.00         ZZ
                          360                235,786.65         2
                          6.5000             1491.68            80
                          6.2500             1491.68
PHOENIX       AZ 85029    5                  05/06/05           00
0439358284                05                 07/01/05           0.0000
294596                    N                  06/01/35
0

9959247       H58/G02     F                  236,000.00         ZZ
                          360                235,786.65         4
                          6.5000             1491.68            80
                          6.2500             1491.68
PHOENIX       AZ 85029    5                  05/06/05           00
0439358516                05                 07/01/05           0.0000
295275                    N                  06/01/35
0

9959491       H81/G02     F                  63,200.00          ZZ
                          360                63,142.86          2
                          6.5000             399.47             64
                          6.2500             399.47
MILWAUKEE     WI 53204    5                  05/20/05           00
0439461013                05                 07/01/05           0.0000
40050952                  N                  06/01/35
0

9959845       E22/G02     F                  118,400.00         ZZ
                          360                118,284.92         1
                          6.1250             719.41             80
                          5.8750             719.41
LACEY         WA 98503    1                  05/25/05           00
0423511039                09                 07/01/05           0.0000
0423511039                N                  06/01/35
0

9960007       E22/G02     F                  174,000.00         ZZ
                          360                173,822.59         1
                          5.8750             1029.28            72
                          5.6250             1029.28
SPARKS        NV 89431    5                  05/23/05           00
0424338374                05                 07/01/05           0.0000
0424338374                N                  06/01/35
0

9960053       E22/G02     F                  118,400.00         ZZ
                          360                118,284.92         1
                          6.1250             719.41             80
                          5.8750             719.41
LACEY         WA 98503    1                  05/25/05           00
0424358893                09                 07/01/05           0.0000
0424358893                N                  06/01/35
0

9960073       E22/G02     F                  118,400.00         ZZ
                          360                118,284.92         1
                          6.1250             719.41             80
                          5.8750             719.41
LACEY         WA 98503    1                  05/25/05           00
0424374361                09                 07/01/05           0.0000
0424374361                N                  06/01/35
0

9960081       E22/G02     F                  118,400.00         ZZ
                          360                118,284.92         1
                          6.1250             719.41             80
                          5.8750             719.41
LACEY         WA 98503    1                  05/25/05           00
0424381598                09                 07/01/05           0.0000
0424381598                N                  06/01/35
0

9960311       E22/G02     F                  239,000.00         ZZ
                          360                238,773.23         1
                          6.2500             1471.56            57
                          6.0000             1471.56
SEATTLE       WA 98115    5                  05/25/05           00
0424128437                05                 07/01/05           0.0000
0424128437                N                  06/01/35
0

9962745       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.5000             650.00             80
                          6.2500             650.00
HAMPTON       VA 23669    1                  06/01/05           00
0424312478                05                 07/01/05           0.0000
0424312478                N                  06/01/35
0

9964601       E22/G02     F                  107,625.00         ZZ
                          360                107,625.00         1
                          6.5000             582.97             75
                          6.2500             582.97
HUNTERSVILLE  NC 28078    1                  06/02/05           00
0424227031                03                 08/01/05           0.0000
0424227031                N                  07/01/35
0

9964713       E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.7500             1297.20            80
                          6.5000             1297.20
VISALIA       CA 93277    1                  05/31/05           00
0424342624                05                 08/01/05           0.0000
0424342624                N                  07/01/35
0

9964769       E22/G02     F                  55,200.00          ZZ
                          360                55,200.00          1
                          7.0000             367.25             80
                          6.7500             367.25
JACKSON       MS 39212    1                  06/02/05           00
0424421709                05                 08/01/05           0.0000
0424421709                N                  07/01/35
0

9964799       E22/G02     F                  150,000.00         ZZ
                          360                149,857.67         1
                          6.2500             923.58             67
                          6.0000             923.58
MADERA        CA 93638    5                  05/17/05           00
0424306660                05                 07/01/05           0.0000
0424306660                N                  06/01/35
0

9965007       L49/G02     F                  130,000.00         ZZ
                          360                129,864.27         1
                          5.7500             758.65             50
                          5.5000             758.65
HIGHLAND      CA 92346    5                  05/11/05           00
0439366774                03                 07/01/05           0.0000
10027875                  N                  06/01/35
0

9965009       L49/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          5.8750             1468.75            62
                          5.6250             1468.75
BREA          CA 92821    5                  05/09/05           00
0439361122                05                 07/01/05           0.0000
10027815                  N                  06/01/35
0

9965241       X08/G02     F                  88,000.00          ZZ
                          360                87,918.49          1
                          6.3750             549.01             74
                          6.1250             549.01
OGDEN         UT 84404    5                  05/24/05           00
0439363813                05                 07/01/05           0.0000
6054665                   N                  06/01/35
0

9966431       E22/G02     F                  374,500.00         ZZ
                          360                374,500.00         1
                          6.2500             1950.52            70
                          6.0000             1950.52
SEATTLE       WA 98126    1                  05/18/05           00
0424096493                05                 07/01/05           0.0000
0424096493                N                  06/01/35
0

9966517       E22/G02     F                  54,000.00          ZZ
                          360                53,954.64          1
                          6.8750             354.74             90
                          6.6250             354.74
COLUMBUS      GA 31907    1                  05/23/05           04
0424225647                05                 07/01/05           25.0000
0424225647                N                  06/01/35
0

9966757       E82/G02     F                  71,200.00          ZZ
                          360                71,200.00          1
                          6.6250             455.90             58
                          6.3750             455.90
JACKSONVILLE  FL 32246    2                  06/03/05           00
0401122908                05                 08/01/05           0.0000
0401122908                N                  07/01/35
0

9967091       313/G02     F                  420,000.00         ZZ
                          360                419,610.99         1
                          6.3750             2620.26            80
                          6.1250             2620.26
INDIALANTIC   FL 32903    1                  05/20/05           00
0439477258                01                 07/01/05           0.0000
10643849                  N                  06/01/35
0

9968791       E22/G02     F                  247,500.00         ZZ
                          360                247,500.00         2
                          6.3750             1544.08            75
                          6.1250             1544.08
SOUTH GRAFTON MA 01519    2                  06/06/05           00
0424011823                05                 08/01/05           0.0000
0424011823                N                  07/01/35
0

9968949       E22/G02     F                  214,500.00         ZZ
                          360                214,291.52         4
                          6.1250             1303.32            65
                          5.8750             1303.32
BEND          OR 97702    5                  05/27/05           00
0424226157                05                 07/01/05           0.0000
0424226157                N                  06/01/35
0

9969101       E22/G02     F                  106,000.00         ZZ
                          360                106,000.00         4
                          6.8750             696.34             80
                          6.6250             696.34
HAMMOND       LA 70401    1                  06/06/05           00
0424326171                05                 08/01/05           0.0000
0424326171                N                  07/01/35
0

9969103       E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         4
                          6.8750             919.70             80
                          6.6250             919.70
HAMMOND       LA 70401    1                  06/06/05           00
0424327260                05                 08/01/05           0.0000
0424327260                N                  07/01/35
0

9969107       E22/G02     F                  141,000.00         ZZ
                          360                141,000.00         4
                          6.8750             926.27             80
                          6.6250             926.27
HAMMOND       LA 70401    1                  06/06/05           00
0424327716                05                 08/01/05           0.0000
0424327716                N                  07/01/35
0

9969197       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             687.50             80
                          6.6250             687.50
FLORIDA CITY  FL 33034    1                  06/06/05           00
0424403525                03                 07/01/05           0.0000
0424403525                N                  06/01/35
0

9971383       P44/G02     F                  146,600.00         ZZ
                          360                146,488.45         1
                          7.3750             1012.53            80
                          7.1250             1012.53
FORT MYERS    FL 33912    1                  06/01/05           00
0439381633                05                 07/01/05           0.0000
0505260002                N                  06/01/35
0

9971393       E22/G02     F                  198,400.00         ZZ
                          360                198,400.00         1
                          6.0000             1189.51            80
                          5.7500             1189.51
LAKE STEVENS  WA 98258    1                  06/01/05           00
0422958694                03                 08/01/05           0.0000
0422958694                N                  07/01/35
0

9971551       E22/G02     F                  58,000.00          ZZ
                          360                58,000.00          1
                          6.8750             381.02             73
                          6.6250             381.02
OMAHA         NE 68108    5                  06/07/05           00
0424247807                05                 08/01/05           0.0000
0424247807                N                  07/01/35
0

9973579       T08/G02     F                  97,500.00          ZZ
                          360                97,500.00          1
                          7.3750             599.22             75
                          7.1250             599.22
CHARLOTTE     NC 28208    1                  05/19/05           00
0439388455                05                 07/01/05           0.0000
12157168                  N                  06/01/35
0

9973635       T08/G02     F                  63,000.00          ZZ
                          360                62,948.36          1
                          7.0000             419.14             90
                          6.7500             419.14
EUSTIS        FL 32726    1                  05/17/05           11
0439459801                05                 07/01/05           25.0000
132029442                 N                  06/01/35
0

9973665       T08/G02     F                  106,875.00         T
                          360                106,793.68         1
                          7.3750             738.16             75
                          7.1250             738.16
CAPE CORAL    FL 33993    1                  05/19/05           00
0439466715                05                 07/01/05           0.0000
12152705                  O                  06/01/35
0

9973675       T08/G02     F                  95,900.00          T
                          360                95,825.19          1
                          7.2500             654.21             85
                          7.0000             654.21
TAMPA         FL 33619    1                  05/18/05           11
0439374000                05                 07/01/05           12.0000
14040398                  O                  06/01/35
0

9973741       T08/G02     F                  76,000.00          ZZ
                          360                75,947.70          1
                          7.8750             551.05             80
                          7.6250             551.05
SPRING        TX 77373    1                  05/25/05           00
0439466814                03                 07/01/05           0.0000
132315074                 N                  06/01/35
0

9974907       E22/G02     F                  113,925.00         ZZ
                          360                113,925.00         1
                          6.6250             628.96             75
                          6.3750             628.96
HAMPTON       VA 23669    1                  06/08/05           00
0424370872                01                 08/01/05           0.0000
0424370872                N                  07/01/35
0

9974987       E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.5000             1163.01            72
                          6.2500             1163.01
TULARE        CA 93274    1                  06/06/05           00
0424500056                05                 08/01/05           0.0000
0424500056                N                  07/01/35
0

9975009       E82/G02     F                  69,800.00          ZZ
                          360                69,800.00          2
                          6.8750             458.54             56
                          6.6250             458.54
MILWAUKEE     WI 53218    2                  06/09/05           00
0401134481                05                 08/01/05           0.0000
0401134481                N                  07/01/35
0

9975341       M40/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          5.5000             1145.83            65
                          5.2500             1145.83
PASADENA      CA 91106    1                  05/31/05           00
0439392861                01                 08/01/05           0.0000
WS0105506                 N                  07/01/35
0

9977075       U05/G02     F                  180,200.00         ZZ
                          360                180,200.00         1
                          6.6250             1153.84            80
                          6.3750             1153.84
PUNTA GORDA   FL 33950    1                  06/03/05           00
0439386681                01                 08/01/05           0.0000
3000762893                N                  07/01/35
0

9977113       U85/G02     F                  65,700.00          ZZ
                          360                65,700.00          2
                          7.8750             476.37             90
                          7.6250             476.37
MILWAUKEE     WI 53206    1                  06/06/05           48
0439378308                05                 08/01/05           25.0000
0505011949                N                  07/01/35
0

9977495       E22/G02     F                  57,200.00          ZZ
                          360                57,200.00          1
                          6.2500             352.19             80
                          6.0000             352.19
EL PASO       TX 79936    1                  06/08/05           00
0424436566                05                 08/01/05           0.0000
0424436566                N                  07/01/35
0

9977601       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         4
                          6.2500             738.86             75
                          6.0000             738.86
PUEBLO        CO 81003    2                  06/09/05           00
0424188647                05                 08/01/05           0.0000
0424188647                N                  07/01/35
0

9977611       E22/G02     F                  74,700.00          ZZ
                          360                74,700.00          3
                          7.0000             496.98             90
                          6.7500             496.98
WALCOTT       IA 52773    1                  06/09/05           01
0424203214                05                 08/01/05           25.0000
0424203214                N                  07/01/35
0

9977681       E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          6.8750             1524.07            80
                          6.6250             1524.07
FORT LAUDERDALFL 33301    1                  06/09/05           00
0424331411                06                 08/01/05           0.0000
0424331411                N                  07/01/35
0

9977921       462/G02     F                  211,050.00         T
                          360                210,839.89         1
                          6.0000             1265.36            80
                          5.7500             1265.36
LAS VEGAS     NV 89149    1                  05/05/05           00
0439477654                05                 07/01/05           0.0000
0008498982                O                  06/01/35
0

9977983       462/G02     F                  418,000.00         T
                          360                417,573.83         1
                          5.8750             2472.63            80
                          5.6250             2472.63
LA QUINTA     CA 92253    2                  05/18/05           00
0439469768                03                 07/01/05           0.0000
0008390783                O                  06/01/35
0

9978379       G52/G02     F                  159,200.00         ZZ
                          360                159,056.08         1
                          6.5000             1006.25            60
                          6.2500             1006.25
GREEN VALLEY  AZ 85614    1                  05/18/05           00
0439453127                03                 07/01/05           0.0000
9500001868                N                  06/01/35
0

9979387       E22/G02     F                  211,760.00         ZZ
                          360                211,760.00         1
                          6.8750             1391.11            80
                          6.6250             1391.11
NEW ORLEANS   LA 70117    1                  06/10/05           00
0423770486                05                 08/01/05           0.0000
0423770486                N                  07/01/35
0

9979623       E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         4
                          6.7500             729.67             90
                          6.5000             729.67
MARTINSBURG   WV 25401    1                  06/10/05           10
0424307650                05                 08/01/05           25.0000
0424307650                N                  07/01/35
0

9979639       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.6250             435.41             80
                          6.3750             435.41
COLUMBUS      OH 43204    5                  06/10/05           00
0424312676                05                 08/01/05           0.0000
0424312676                N                  07/01/35
0

9979663       E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         2
                          6.8750             739.04             90
                          6.6250             739.04
NEW ORLEANS   LA 70119    1                  06/10/05           04
0424322709                05                 08/01/05           25.0000
0424322709                N                  07/01/35
0

9979671       E22/G02     F                  245,600.00         ZZ
                          360                245,600.00         1
                          6.3750             1532.22            80
                          6.1250             1532.22
BOULDER CITY  NV 89005    1                  06/07/05           00
0424336980                05                 08/01/05           0.0000
0424336980                N                  07/01/35
0

9979775       E22/G02     F                  65,200.00          ZZ
                          360                65,200.00          1
                          6.8750             428.32             80
                          6.6250             428.32
WEST MONROE   LA 71291    1                  06/10/05           00
0424406015                07                 08/01/05           0.0000
0424406015                N                  07/01/35
0

9979787       E22/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          6.8750             1650.00            90
                          6.6250             1650.00
BEDFORD       TX 76021    2                  06/10/05           10
0424413318                03                 08/01/05           25.0000
0424413318                N                  07/01/35
0

9979833       E22/G02     F                  48,000.00          ZZ
                          360                48,000.00          1
                          7.2500             327.44             75
                          7.0000             327.44
MEMPHIS       TN 38118    2                  06/10/05           00
0424451078                05                 08/01/05           0.0000
0424451078                N                  07/01/35
0

9979879       E22/G02     F                  140,400.00         ZZ
                          360                140,400.00         3
                          7.2500             957.78             90
                          7.0000             957.78
YAKIMA        WA 98902    2                  06/08/05           01
0424536787                05                 08/01/05           25.0000
0424536787                N                  07/01/35
0

9979883       E22/G02     F                  311,920.00         ZZ
                          360                311,920.00         3
                          6.6250             1997.26            80
                          6.3750             1997.26
PROVIDENCE    RI 02909    1                  06/10/05           00
0424576064                05                 08/01/05           0.0000
0424576064                N                  07/01/35
0

9979901       E82/G02     F                  64,800.00          ZZ
                          360                64,800.00          2
                          6.8750             425.69             69
                          6.6250             425.69
CALDWELL      ID 83605    2                  06/13/05           00
0401126651                05                 08/01/05           0.0000
0401126651                N                  07/01/35
0

9979909       E82/G02     F                  76,400.00          ZZ
                          240                76,400.00          1
                          6.5000             569.62             90
                          6.2500             569.62
KANSAS CITY   MO 64138    2                  06/10/05           04
0401131339                05                 08/01/05           25.0000
0401131339                N                  07/01/25
0

9980315       H81/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          7.2500             521.86             90
                          7.0000             521.86
MILWAUKEE     WI 53209    1                  06/02/05           10
0439389792                05                 08/01/05           25.0000
40051223                  N                  07/01/35
0

9980551       H81/G02     F                  67,500.00          ZZ
                          360                67,500.00          1
                          7.2500             460.47             90
                          7.0000             460.47
MILWAUKEE     WI 53209    1                  06/02/05           10
0439427386                05                 08/01/05           25.0000
40051219                  N                  07/01/35
0

9980565       H81/G02     F                  190,800.00         ZZ
                          360                190,800.00         4
                          6.5000             1205.99            90
                          6.2500             1205.99
EAU CLAIRE    WI 54703    1                  06/06/05           10
0439428673                05                 08/01/05           25.0000
40051134                  N                  07/01/35
0

9980673       F62/F62     F                  308,000.00         T
                          360                307,721.56         1
                          6.5000             1946.77            80
                          6.2500             1946.77
RENO          NV 89523    1                  05/13/05           00
45781                     05                 07/01/05           0.0000
45781                     O                  06/01/35
0

9980967       E22/G02     F                  211,500.00         ZZ
                          360                211,500.00         4
                          7.0000             1407.11            89
                          6.7500             1407.11
MISSION       TX 78572    1                  06/10/05           04
0424325819                05                 08/01/05           25.0000
0424325819                N                  07/01/35
0

9980981       E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          6.2500             1395.83            80
                          6.0000             1395.83
BOCA RATON    FL 33432    1                  06/13/05           00
0424334456                08                 08/01/05           0.0000
0424334456                N                  07/01/35
0

9981089       E22/G02     F                  97,200.00          ZZ
                          360                97,200.00          4
                          7.0000             646.67             90
                          6.7500             646.67
BATON ROUGE   LA 70810    1                  06/09/05           10
0424408516                05                 08/01/05           25.0000
0424408516                N                  07/01/35
0

9981283       E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.3750             998.19             80
                          6.1250             998.19
BEND          OR 97702    1                  05/31/05           00
0424294635                05                 08/01/05           0.0000
0424294635                N                  07/01/35
0

9981329       H49/G02     F                  69,750.00          ZZ
                          360                69,701.99          1
                          7.8750             505.74             90
                          7.6250             505.74
VINITA        OK 74301    1                  05/18/05           11
0439433566                05                 07/01/05           25.0000
656930                    N                  06/01/35
0

9981345       E82/G02     F                  127,200.00         ZZ
                          360                127,200.00         4
                          6.6250             814.48             69
                          6.3750             814.48
METAIRIE      LA 70003    2                  06/10/05           00
0401105424                05                 08/01/05           0.0000
0401105424                N                  07/01/35
0

9981421       L14/G02     F                  129,160.00         T
                          360                129,037.44         1
                          6.2500             795.27             80
                          6.0000             795.27
THORNTON      CO 80602    1                  05/18/05           00
0439489295                01                 07/01/05           0.0000
104130073                 O                  06/01/35
0

9981423       L14/G02     F                  144,288.00         T
                          360                144,133.74         1
                          5.6250             830.61             80
                          5.3750             830.61
LAND O LAKES  FL 34639    1                  05/04/05           00
0439492547                07                 07/01/05           0.0000
106308118                 O                  06/01/35
0

9981471       L14/G02     F                  142,700.00         T
                          360                142,554.51         1
                          5.8750             844.13             80
                          5.6250             844.13
ANTIOCH       TN 37013    1                  05/20/05           00
0439489790                03                 07/01/05           0.0000
117001792                 O                  06/01/35
0

9981525       L14/G02     F                  150,000.00         ZZ
                          360                149,734.37         1
                          5.8750             887.31             52
                          5.6250             887.31
N LAS VEGAS   NV 89086    1                  05/12/05           00
0439496142                03                 07/01/05           0.0000
134304454                 N                  06/01/35
0

9981533       L14/G02     F                  61,200.00          ZZ
                          360                61,148.58          1
                          6.8750             402.05             80
                          6.6250             402.05
HOLIDAY       FL 34690    1                  05/19/05           00
0439488859                05                 07/01/05           0.0000
201330246                 N                  06/01/35
0

9981633       L14/G02     F                  258,666.00         ZZ
                          360                258,420.56         1
                          6.2500             1592.65            80
                          6.0000             1592.65
MINNEAPOLIS   MN 55414    1                  05/26/05           00
0439489535                05                 07/01/05           0.0000
208322760                 N                  06/01/35
0

9981697       L14/G02     F                  130,000.00         ZZ
                          360                129,882.48         1
                          6.5000             821.69             58
                          6.2500             821.69
LAS VEGAS     NV 89103    5                  05/05/05           00
0439501792                01                 07/01/05           0.0000
210352473                 N                  06/01/35
0

9981699       L14/G02     F                  138,000.00         T
                          360                137,865.87         1
                          6.1250             838.51             75
                          5.8750             838.51
PORTLAND      OR 97220    5                  05/02/05           00
0439495219                05                 07/01/05           0.0000
210352490                 O                  06/01/35
0

9981703       L14/G02     F                  150,400.00         ZZ
                          360                150,276.71         2
                          7.0000             1000.61            80
                          6.7500             1000.61
SAN MARCOS    TX 78666    1                  05/11/05           00
0439493271                05                 07/01/05           0.0000
210352501                 N                  06/01/35
0

9981803       L14/G02     F                  270,000.00         ZZ
                          360                269,778.68         3
                          7.0000             1796.32            75
                          6.7500             1796.32
WEST PALM BEACFL 33401    1                  05/06/05           00
0439494667                05                 07/01/05           0.0000
220003180                 N                  06/01/35
0

9981821       L14/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          6.2500             1812.50            80
                          6.0000             1812.50
SEATTLE       WA 98103    1                  05/05/05           00
0439493578                05                 07/01/05           0.0000
220302584                 N                  06/01/35
0

9981823       L14/G02     F                  295,960.00         ZZ
                          360                295,960.00         1
                          5.8750             1448.97            80
                          5.6250             1448.97
SEATTLE       WA 98115    1                  05/11/05           00
0439494535                05                 07/01/05           0.0000
220302672                 N                  06/01/35
0

9981837       L14/G02     F                  189,000.00         ZZ
                          360                189,000.00         2
                          6.1250             964.69             70
                          5.8750             964.69
TUMWATER      WA 98501    2                  05/11/05           00
0439495599                07                 07/01/05           0.0000
220627636                 N                  06/01/35
0

9981951       L14/G02     F                  178,430.00         ZZ
                          360                178,248.07         1
                          5.8750             1055.48            68
                          5.6250             1055.48
GALLATIN      TN 37066    1                  05/25/05           00
0439488602                05                 07/01/05           0.0000
230330511                 N                  06/01/35
0

9981969       L14/G02     F                  64,350.00          ZZ
                          360                64,294.59          2
                          6.7500             417.38             90
                          6.5000             417.38
NASHVILLE     TN 37208    1                  05/06/05           11
0439496548                05                 07/01/05           25.0000
230330980                 N                  06/01/35
0

9981995       L14/G02     F                  161,850.00         ZZ
                          360                161,684.98         1
                          5.8750             957.41             65
                          5.6250             957.41
DENVER        CO 80210    5                  05/24/05           00
0439494329                05                 07/01/05           0.0000
232604193                 N                  06/01/35
0

9982065       L14/G02     F                  282,150.00         ZZ
                          360                282,150.00         1
                          5.8750             1381.36            60
                          5.6250             1381.36
GILBERT       AZ 85297    1                  05/26/05           00
0439489204                03                 07/01/05           0.0000
281002171                 N                  06/01/35
0

9982165       253/253     F                  266,250.00         ZZ
                          360                266,026.31         1
                          6.8750             1749.08            75
                          6.6250             1749.08
HEMET         CA 92545    5                  05/24/05           00
391691                    05                 07/01/05           0.0000
391691                    N                  06/01/35
0

9982807       967/G02     F                  171,600.00         ZZ
                          360                171,459.34         1
                          7.0000             1141.66            80
                          6.7500             1141.66
BELLINGHAM    WA 98226    1                  05/25/05           00
0439433780                05                 07/01/05           0.0000
10843001                  N                  06/01/35
0

9982959       225/225     F                  220,000.00         T
                          360                219,581.42         1
                          6.2500             1354.58            67
                          6.0000             1354.58
ATLANTIC BEACHNC 28512    1                  04/08/05           00
8957077                   01                 06/01/05           0.0000
8957077                   O                  05/01/35
0

9983189       225/225     F                  135,850.00         ZZ
                          360                135,488.45         1
                          6.6250             869.86             80
                          6.3750             869.86
CAPE CORAL    FL 33909    1                  03/31/05           00
3910103                   05                 05/01/05           0.0000
3910103                   N                  04/01/35
0

9983219       225/225     F                  191,800.00         T
                          360                191,452.28         1
                          6.5000             1212.31            95
                          6.2500             1212.31
VENICE        FL 34293    1                  04/11/05           12
3912038                   05                 06/01/05           30.0000
3912038                   O                  05/01/35
0

9983287       225/225     F                  100,000.00         ZZ
                          360                99,918.03          1
                          7.0000             665.30             80
                          6.7500             665.30
LAKE WORTH    FL 33460    1                  05/02/05           00
3913200                   05                 07/01/05           0.0000
3913200                   N                  06/01/35
0

9983323       225/225     F                  600,000.00         T
                          360                598,802.41         1
                          6.0000             3597.30            50
                          5.7500             3597.30
SANTA ROSA BEAFL 32459    5                  04/29/05           00
3916632                   05                 06/01/05           0.0000
3916632                   O                  05/01/35
0

9983539       E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.8750             1471.52            80
                          6.6250             1471.52
BOTHELL       WA 98011    1                  06/09/05           00
0424407815                05                 08/01/05           0.0000
0424407815                N                  07/01/35
0

9983669       E22/G02     F                  212,000.00         ZZ
                          360                212,000.00         2
                          6.7500             1192.50            77
                          6.5000             1192.50
MADEVILLE     LA 70448    2                  06/13/05           00
0423726249                05                 08/01/05           0.0000
0423726249                N                  07/01/35
0

9983793       E22/G02     F                  51,200.00          ZZ
                          360                51,200.00          1
                          6.8750             336.35             80
                          6.6250             336.35
BIRMINGHAM    AL 35224    1                  06/14/05           00
0424254100                05                 08/01/05           0.0000
0424254100                N                  07/01/35
0

9984353       P01/G02     F                  112,500.00         ZZ
                          360                112,500.00         3
                          7.2500             767.45             90
                          7.0000             767.45
TROY          NY 12180    1                  06/03/05           10
0439436098                05                 08/01/05           25.0000
05001727                  N                  07/01/35
0

9984391       T15/G02     F                  221,000.00         ZZ
                          360                220,795.31         1
                          6.3750             1378.75            65
                          6.1250             1378.75
FREDERICKSBURGVA 22406    1                  05/31/05           00
0439461500                05                 07/01/05           0.0000
44982524                  N                  06/01/35
0

9984455       462/G02     F                  167,950.00         ZZ
                          360                167,950.00         1
                          6.8750             962.21             80
                          6.6250             962.21
FORT LAUDERDALFL 33312    1                  05/31/05           00
0439477555                01                 07/01/05           0.0000
0005410485                N                  06/01/35
0

9984495       462/G02     F                  418,650.00         T
                          360                418,306.83         1
                          7.0000             2785.29            80
                          6.7500             2785.29
DOWELL        MD 20629    1                  05/26/05           00
0439472564                01                 07/01/05           0.0000
0007755887                O                  06/01/35
0

9984509       462/G02     F                  155,950.00         ZZ
                          360                155,809.01         1
                          6.5000             985.72             80
                          6.2500             985.72
MIAMI         FL 33186    1                  05/20/05           00
0439461138                09                 07/01/05           0.0000
0008619983                N                  06/01/35
0

9984551       462/G02     F                  144,800.00         T
                          360                144,655.85         1
                          6.0000             868.15             80
                          5.7500             868.15
CITY OF BAKERSCA 93313    1                  05/16/05           00
0439468257                05                 07/01/05           0.0000
7044381                   O                  06/01/35
0

9984555       462/G02     F                  154,950.00         ZZ
                          360                154,806.48         1
                          6.3750             966.69             80
                          6.1250             966.69
SAN ANTONIO   FL 33576    1                  05/27/05           00
0439472952                09                 07/01/05           0.0000
0009344680                N                  06/01/35
0

9984567       462/G02     F                  204,050.00         ZZ
                          360                203,878.57         1
                          6.8750             1340.47            70
                          6.6250             1340.47
NORTH LAS VEGANV 89081    1                  05/25/05           00
0439467879                03                 07/01/05           0.0000
0009125980                N                  06/01/35
0

9984601       462/G02     F                  202,900.00         T
                          360                202,716.57         1
                          6.5000             1282.47            90
                          6.2500             1282.47
SPRING HILL   FL 34609    1                  05/18/05           11
0439472606                03                 07/01/05           25.0000
8903486                   O                  06/01/35
0

9984619       462/G02     F                  215,500.00         T
                          360                215,295.52         1
                          6.2500             1326.88            80
                          6.0000             1326.88
ELLENTON      FL 34222    1                  05/27/05           00
0439477720                03                 07/01/05           0.0000
0005001680                O                  06/01/35
0

9984647       Q30/G02     F                  173,700.00         ZZ
                          360                173,557.33         3
                          6.9900             1154.47            90
                          6.7400             1154.47
NEWARK        NJ 07112    1                  05/31/05           04
0439439464                05                 07/01/05           25.0000
40040215                  N                  06/01/35
0

9984857       M40/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          5.7500             1750.72            65
                          5.5000             1750.72
RIVERSIDE     CA 92506    5                  06/08/05           00
0439437708                05                 08/01/05           0.0000
0505173                   N                  07/01/35
0

9985235       E22/G02     F                  53,500.00          ZZ
                          360                53,500.00          1
                          6.5000             338.16             79
                          6.2500             338.16
BOLIVAR       MO 65613    2                  06/15/05           00
0423966746                05                 08/01/05           0.0000
0423966746                N                  07/01/35
0

9985261       E22/G02     F                  228,750.00         ZZ
                          360                228,750.00         1
                          6.5000             1445.86            75
                          6.2500             1445.86
SONORA        CA 95370    1                  05/19/05           00
0424087856                05                 08/01/05           0.0000
0424087856                N                  07/01/35
0

9985263       E22/G02     F                  235,000.00         ZZ
                          360                235,000.00         1
                          6.6250             1504.73            75
                          6.3750             1504.73
FORT MYERS    FL 33908    1                  06/10/05           00
0424092864                05                 08/01/05           0.0000
0424092864                N                  07/01/35
0

9985867       U05/G02     F                  81,600.00          ZZ
                          360                81,600.00          2
                          7.1250             549.75             85
                          6.8750             549.75
CLEVELAND     OH 44113    1                  06/09/05           14
0439463563                05                 08/01/05           20.0000
3000757244                N                  07/01/35
0

9985915       U05/G02     F                  134,100.00         ZZ
                          360                134,100.00         4
                          6.8750             880.94             90
                          6.6250             880.94
LAREDO        TX 78046    1                  06/07/05           01
0439532425                05                 08/01/05           25.0000
3000758728                N                  07/01/35
0

9985945       225/225     F                  351,400.00         T
                          360                351,111.96         1
                          7.0000             2337.87            95
                          6.7500             2337.87
GREENSBORO    NC 27409    1                  05/06/05           11
5721419                   05                 07/01/05           30.0000
5721419                   O                  06/01/35
0

9985961       225/225     F                  682,500.00         T
                          360                681,267.99         1
                          6.6250             4370.12            70
                          6.3750             4370.12
AVON          NC 27915    1                  04/29/05           00
5730720                   03                 06/01/05           0.0000
5730720                   O                  05/01/35
0

9986605       E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          6.5000             953.33             80
                          6.2500             953.33
FRESNO        CA 93726    5                  06/06/05           00
0424263952                05                 08/01/05           0.0000
0424263952                N                  07/01/35
0

9986619       E22/G02     F                  143,200.00         T
                          360                143,200.00         1
                          6.5000             905.12             80
                          6.2500             905.12
CENTRAL       UT 84722    1                  06/14/05           00
0424281301                05                 08/01/05           0.0000
0424281301                O                  07/01/35
0

9986627       E22/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          6.8750             827.73             80
                          6.6250             827.73
SEVIERVILLE   TN 37862    1                  06/16/05           00
0424332633                05                 08/01/05           0.0000
0424332633                N                  07/01/35
0

9986659       E22/G02     F                  237,900.00         ZZ
                          360                237,900.00         2
                          6.2500             1464.79            73
                          6.0000             1464.79
MI WUK VILLAGECA 95346    5                  06/09/05           00
0424387058                05                 08/01/05           0.0000
0424387058                N                  07/01/35
0

9986695       E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          6.6250             742.76             80
                          6.3750             742.76
ALBUQUERQUE   NM 87114    1                  06/10/05           00
0424327302                03                 08/01/05           0.0000
0424327302                N                  07/01/35
0

9986717       E22/G02     F                  134,800.00         ZZ
                          360                134,800.00         1
                          6.8750             885.54             80
                          6.6250             885.54
SEVIERVILLE   TN 37876    1                  06/16/05           00
0424397024                05                 08/01/05           0.0000
0424397024                N                  07/01/35
0

9986769       E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.5000             1011.31            79
                          6.2500             1011.31
FREEHOLD      NJ 07728    1                  06/16/05           00
0424437473                01                 08/01/05           0.0000
0424437473                N                  07/01/35
0

9986815       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          7.0000             452.41             80
                          6.7500             452.41
TRENTON       NJ 08638    1                  06/16/05           00
0424496115                05                 08/01/05           0.0000
0424496115                N                  07/01/35
0

9986827       E22/G02     F                  67,500.00          ZZ
                          360                67,500.00          1
                          7.3750             466.21             90
                          7.1250             466.21
BURNET        TX 78611    1                  06/14/05           04
0424509412                05                 08/01/05           25.0000
0424509412                N                  07/01/35
0

9987017       225/G02     F                  57,600.00          ZZ
                          360                57,550.40          1
                          6.7500             373.60             80
                          6.5000             373.60
BOSSIER CITY  LA 71112    1                  05/24/05           00
0439450602                05                 07/01/05           0.0000
7809158                   N                  06/01/35
0

9987511       K60/G02     F                  77,400.00          ZZ
                          360                77,400.00          3
                          7.7500             554.50             90
                          7.5000             554.50
PIQUA         OH 45356    1                  06/09/05           04
0439466913                05                 08/01/05           25.0000
0000104058                N                  07/01/35
0

9987647       E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          6.6250             469.27             73
                          6.3750             469.27
LITTLE ROCK   AR 72205    2                  05/26/05           00
0424001014                05                 07/01/05           0.0000
0424001014                N                  06/01/35
0

9987701       E22/G02     F                  97,500.00          ZZ
                          360                97,500.00          1
                          6.7500             548.44             75
                          6.5000             548.44
LITTLE ROCK   AR 72205    2                  05/26/05           00
0424173508                05                 07/01/05           0.0000
0424173508                N                  06/01/35
0

9987731       E22/G02     F                  95,200.00          ZZ
                          360                95,200.00          1
                          5.7500             555.56             80
                          5.5000             555.56
WESTWEGO      LA 70094    5                  06/17/05           00
0424238236                05                 08/01/05           0.0000
0424238236                N                  07/01/35
0

9987837       E22/G02     F                  92,250.00          ZZ
                          360                92,250.00          3
                          6.7500             598.33             75
                          6.5000             598.33
PALMYRA       PA 17078    1                  06/17/05           00
0424369122                05                 08/01/05           0.0000
0424369122                N                  07/01/35
0

9987919       E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.8750             420.43             80
                          6.6250             420.43
FORT WORTH    TX 76137    1                  06/17/05           00
0424410793                05                 08/01/05           0.0000
0424410793                N                  07/01/35
0

9987937       E22/G02     F                  94,400.00          ZZ
                          360                94,400.00          1
                          6.3750             588.93             80
                          6.1250             588.93
LEEDS         AL 35094    1                  06/17/05           00
0424425734                05                 08/01/05           0.0000
0424425734                N                  07/01/35
0

9987975       E22/G02     F                  63,920.00          ZZ
                          360                63,920.00          1
                          6.8750             419.91             80
                          6.6250             419.91
THE WOODLANDS TX 77381    1                  06/14/05           00
0424456663                03                 08/01/05           0.0000
0424456663                N                  07/01/35
0

9988085       E22/G02     F                  66,480.00          ZZ
                          360                66,480.00          1
                          6.5000             420.20             80
                          6.2500             420.20
NEW ORLEANS   LA 70128    1                  06/17/05           00
0424546240                05                 08/01/05           0.0000
0424546240                N                  07/01/35
0

9988405       462/G02     F                  107,150.00         T
                          360                107,043.33         1
                          6.0000             642.42             73
                          5.7500             642.42
GIBSONTON     FL 33534    1                  05/27/05           00
0439464306                09                 07/01/05           0.0000
0007992787                O                  06/01/35
0

9988893       E22/G02     F                  54,000.00          ZZ
                          360                53,954.64          1
                          6.8750             354.74             90
                          6.6250             354.74
COLUMBUS      GA 31907    1                  06/06/05           04
0423793280                05                 07/01/05           25.0000
0423793280                N                  06/01/35
0

9988941       E22/G02     F                  188,682.00         ZZ
                          360                188,682.00         1
                          6.6250             1208.15            80
                          6.3750             1208.15
PORTSMOUTH    VA 23707    1                  06/20/05           00
0424110088                05                 08/01/05           0.0000
0424110088                N                  07/01/35
0

9988967       E22/G02     F                  116,832.00         ZZ
                          360                116,832.00         1
                          6.3750             728.88             80
                          6.1250             728.88
BOISE         ID 83709    1                  06/16/05           00
0424167450                03                 08/01/05           0.0000
0424167450                N                  07/01/35
0

9988995       E22/G02     F                  88,796.00          ZZ
                          360                88,796.00          1
                          6.3750             553.97             75
                          6.1250             553.97
ELKHART       IN 46516    1                  06/20/05           00
0424231090                05                 08/01/05           0.0000
0424231090                N                  07/01/35
0

9989279       E22/G02     F                  83,500.00          ZZ
                          360                83,500.00          4
                          7.1250             562.55             90
                          6.8750             562.55
HUNTSVILLE    AL 35805    1                  06/20/05           04
0424446169                05                 08/01/05           25.0000
0424446169                N                  07/01/35
0

9989647       X08/G02     F                  75,000.00          T
                          360                75,000.00          1
                          6.1250             455.71             45
                          5.8750             455.71
ST GEORGE     UT 84770    1                  06/14/05           00
0439531856                01                 08/01/05           0.0000
2818731                   O                  07/01/35
0

9989907       E22/G02     F                  208,000.00         ZZ
                          360                208,000.00         2
                          6.7500             1349.08            80
                          6.5000             1349.08
WICHITA       KS 67220    4                  06/20/05           00
0424217339                05                 08/01/05           0.0000
0424217339                N                  07/01/35
0

9989959       E22/G02     F                  127,500.00         ZZ
                          360                127,500.00         4
                          7.1250             858.99             88
                          6.8750             858.99
SAN ANTONIO   TX 78208    2                  06/10/05           04
0424306751                05                 08/01/05           25.0000
0424306751                N                  07/01/35
0

9989967       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          2
                          7.0000             508.96             90
                          6.7500             508.96
SPRINGFIELD   MO 65807    1                  06/15/05           10
0424311447                05                 08/01/05           25.0000
0424311447                N                  07/01/35
0

9989971       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          2
                          7.0000             508.96             90
                          6.7500             508.96
SPRINGFIELD   MO 65807    1                  06/15/05           10
0424312106                05                 08/01/05           25.0000
0424312106                N                  07/01/35
0

9989973       E22/G02     F                  51,750.00          ZZ
                          360                51,750.00          1
                          7.0000             344.29             90
                          6.7500             344.29
SPRINGFIELD   MO 65803    1                  06/15/05           10
0424313047                05                 08/01/05           25.0000
0424313047                N                  07/01/35
0

9990141       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          4
                          6.7500             518.88             80
                          6.5000             518.88
FORT WAYNE    IN 46805    1                  06/21/05           00
0424471969                05                 08/01/05           0.0000
0424471969                N                  07/01/35
0

9992459       T08/G02     F                  181,125.00         ZZ
                          360                181,125.00         2
                          7.0000             1205.03            75
                          6.7500             1205.03
VALPARAISO    IN 46383    1                  06/13/05           00
0439486986                05                 08/01/05           0.0000
132315698                 N                  07/01/35
0

9993063       742/G02     F                  83,700.00          ZZ
                          360                83,700.00          4
                          7.0000             556.86             90
                          6.7500             556.86
SYRACUSE      NY 13204    1                  06/09/05           11
0439485970                05                 08/01/05           25.0000
10763217                  N                  07/01/35
0

9993391       E22/G02     F                  128,550.00         ZZ
                          360                128,550.00         2
                          6.8750             844.48             75
                          6.6250             844.48
DALLAS        TX 75209    1                  06/15/05           00
0424215028                05                 08/01/05           0.0000
0424215028                N                  07/01/35
0

9993437       E22/G02     F                  103,500.00         ZZ
                          360                103,500.00         2
                          6.5000             654.19             75
                          6.2500             654.19
LONG BEACH    MS 39560    1                  06/22/05           00
0424282671                05                 08/01/05           0.0000
0424282671                N                  07/01/35
0

9993497       E22/G02     F                  65,000.00          ZZ
                          360                65,000.00          1
                          6.2500             400.22             65
                          6.0000             400.22
PELHAM        AL 35124    5                  06/22/05           00
0424376499                05                 08/01/05           0.0000
0424376499                N                  07/01/35
0

9993519       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.8750             446.71             80
                          6.6250             446.71
SPOKANE       WA 99223    1                  06/17/05           00
0424398659                05                 08/01/05           0.0000
0424398659                N                  07/01/35
0

9993655       E22/G02     F                  127,900.00         ZZ
                          360                127,900.00         2
                          6.5000             808.42             80
                          6.2500             808.42
KERRVILLE     TX 78028    1                  06/22/05           00
0424490274                05                 08/01/05           0.0000
0424490274                N                  07/01/35
0

9993659       E22/G02     F                  127,500.00         ZZ
                          360                127,500.00         1
                          6.3750             795.43             28
                          6.1250             795.43
MODESTO       CA 95357    1                  06/16/05           00
0424493260                05                 08/01/05           0.0000
0424493260                N                  07/01/35
0

9994571       X05/G02     F                  129,000.00         ZZ
                          360                128,880.52         3
                          6.3750             804.79             62
                          6.1250             804.79
SEDRO WOOLLEY WA 98284    2                  05/31/05           00
0439485491                05                 07/01/05           0.0000
09504273                  N                  06/01/35
0

9994587       X05/G02     F                  155,000.00         ZZ
                          360                155,000.00         1
                          6.7500             1005.33            78
                          6.5000             1005.33
TUCSON        AZ 85712    2                  06/09/05           00
0439485301                05                 08/01/05           0.0000
155050217                 N                  07/01/35
0

9994595       X05/G02     F                  248,300.00         ZZ
                          360                248,300.00         1
                          5.7500             1449.01            65
                          5.5000             1449.01
TEMECULA      CA 92592    5                  06/01/05           00
0439485467                03                 08/01/05           0.0000
015050164                 N                  07/01/35
0

9994615       X05/G02     F                  77,600.00          ZZ
                          360                77,600.00          1
                          6.7500             503.31             80
                          6.5000             503.31
QUEEN CREEK   AZ 85242    1                  06/03/05           00
0439483629                03                 08/01/05           0.0000
015050474                 N                  07/01/35
0

9994621       X05/G02     F                  523,250.00         ZZ
                          360                523,250.00         4
                          5.8750             2561.74            65
                          5.6250             2561.74
ANAHEIM       CA 92801    1                  05/13/05           00
0439485053                05                 07/01/05           0.0000
11504285                  N                  06/01/35
0

9994749       588/G02     F                  328,000.00         T
                          360                327,703.49         1
                          6.5000             2073.18            72
                          6.2500             2073.18
WASHINGTON    DC 20001    5                  05/20/05           00
0439495706                03                 07/01/05           0.0000
1150172                   O                  06/01/35
0

9994787       588/G02     F                  325,000.00         T
                          360                325,000.00         1
                          6.6250             2081.01            62
                          6.3750             2081.01
BRADLEY BEACH NJ 07720    1                  06/02/05           00
0439494931                01                 08/01/05           0.0000
1150271                   O                  07/01/35
0

9994811       588/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          6.5000             790.09             59
                          6.2500             790.09
TOWNSHIP OF HONJ 07731    5                  06/08/05           00
0439495342                01                 08/01/05           0.0000
1151524                   N                  07/01/35
0

9994829       588/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.3750             718.30             80
                          7.1250             718.30
BYRAM         NJ 07821    1                  06/13/05           00
0439503657                05                 08/01/05           0.0000
1151205                   N                  07/01/35
0

9995537       E22/G02     F                  70,200.00          ZZ
                          360                70,200.00          3
                          6.5000             443.71             90
                          6.2500             443.71
MISHAWAKA     IN 46544    1                  06/22/05           04
0424175727                05                 08/01/05           25.0000
0424175727                N                  07/01/35
0

9995539       E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         2
                          6.7500             830.21             80
                          6.5000             830.21
URBANA        IL 61801    1                  06/23/05           00
0424182418                05                 08/01/05           0.0000
0424182418                N                  07/01/35
0

9995607       E22/G02     F                  135,000.00         ZZ
                          360                135,000.00         2
                          6.2500             831.22             90
                          6.0000             831.22
GULFPORT      MS 39507    1                  06/23/05           04
0424376028                05                 08/01/05           25.0000
0424376028                N                  07/01/35
0

9995621       E22/G02     F                  179,200.00         ZZ
                          360                179,200.00         1
                          6.5000             1132.67            80
                          6.2500             1132.67
MESQUITE      NV 89027    1                  06/21/05           00
0424395275                05                 08/01/05           0.0000
0424395275                N                  07/01/35
0

9995691       E22/G02     F                  59,200.00          ZZ
                          360                59,200.00          1
                          6.8750             388.90             80
                          6.6250             388.90
SOUTH BEND    IN 46628    1                  06/23/05           00
0424475655                05                 08/01/05           0.0000
0424475655                N                  07/01/35
0

9995727       E22/G02     F                  32,500.00          ZZ
                          360                32,500.00          1
                          6.3750             202.76             74
                          6.1250             202.76
JACKSON       MS 39204    5                  06/23/05           00
0424705465                05                 08/01/05           0.0000
0424705465                N                  07/01/35
0

9995745       E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          6.5000             369.76             90
                          6.2500             369.76
HUMBLE        TX 77346    1                  06/10/05           04
0424480127                03                 08/01/05           25.0000
0424480127                N                  07/01/35
0

9995767       E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         1
                          6.8750             1093.79            90
                          6.6250             1093.79
SPRING        TX 77388    2                  06/23/05           04
0424497261                03                 08/01/05           25.0000
0424497261                N                  07/01/35
0

9995843       E22/G02     F                  32,500.00          ZZ
                          360                32,500.00          1
                          6.3750             202.76             74
                          6.1250             202.76
JACKSON       MS 39209    5                  06/23/05           00
0424602175                05                 08/01/05           0.0000
0424602175                N                  07/01/35
0

9997357       E22/G02     F                  156,400.00         ZZ
                          360                156,400.00         1
                          6.8750             1027.44            80
                          6.6250             1027.44
HOUSTON       TX 77024    1                  06/24/05           00
0424318244                01                 08/01/05           0.0000
0424318244                N                  07/01/35
0

9997407       E22/G02     F                  129,675.00         T
                          360                129,675.00         1
                          6.3750             809.00             95
                          6.1250             809.00
KATY          TX 77449    1                  06/10/05           04
0424374452                03                 08/01/05           30.0000
0424374452                O                  07/01/35
0

9997571       E22/G02     F                  50,220.00          ZZ
                          360                50,220.00          1
                          7.2500             342.59             90
                          7.0000             342.59
READING       PA 19604    1                  06/24/05           01
0424485134                07                 08/01/05           25.0000
0424485134                N                  07/01/35
0

9998011       E82/G02     F                  159,300.00         ZZ
                          360                159,300.00         2
                          6.3750             993.82             67
                          6.1250             993.82
EDGEWATER     MD 21037    2                  06/27/05           00
0401137369                05                 08/01/05           0.0000
0401137369                N                  07/01/35
0

9999935       E22/G02     F                  162,400.00         ZZ
                          360                162,400.00         1
                          6.2500             999.92             70
                          6.0000             999.92
WICHITA       KS 67206    2                  06/27/05           00
0424303907                03                 08/01/05           0.0000
0424303907                N                  07/01/35
0

10000009      E22/G02     F                  193,600.00         ZZ
                          360                193,600.00         1
                          6.3750             1207.81            80
                          6.1250             1207.81
WEATHERFORD   TX 76087    1                  06/27/05           00
0424401164                03                 08/01/05           0.0000
0424401164                N                  07/01/35
0

10000115      E22/G02     F                  211,500.00         ZZ
                          360                211,500.00         3
                          7.1250             1424.91            90
                          6.8750             1424.91
GROVES        TX 77619    1                  06/27/05           04
0424482701                05                 08/01/05           25.0000
0424482701                N                  07/01/35
0

10000165      E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          2
                          6.7500             544.82             75
                          6.5000             544.82
RENSSELAER    NY 12144    1                  06/27/05           00
0424521342                05                 08/01/05           0.0000
0424521342                N                  07/01/35
0

10000241      E22/G02     F                  179,000.00         ZZ
                          360                179,000.00         2
                          6.8750             1175.90            80
                          6.6250             1175.90
NEW ORLEANS   LA 70117    2                  06/27/05           00
0423647650                05                 08/01/05           0.0000
0423647650                N                  07/01/35
0

10000427      E22/G02     F                  162,390.00         ZZ
                          360                162,390.00         1
                          6.2500             845.78             57
                          6.0000             845.78
FORT PIERCE   FL 34950    1                  06/27/05           00
0424599124                05                 08/01/05           0.0000
0424599124                N                  07/01/35
0

10000491      E22/G02     F                  193,600.00         ZZ
                          360                193,600.00         1
                          6.6250             1068.83            80
                          6.3750             1068.83
NICEVILLE     FL 32578    1                  06/27/05           00
0424659068                05                 08/01/05           0.0000
0424659068                N                  07/01/35
0

10001921      E22/G02     F                  55,300.00          ZZ
                          360                55,300.00          1
                          6.7500             311.06             63
                          6.5000             311.06
LITTLE ROCK   AR 72118    2                  05/26/05           00
0423948090                05                 07/01/05           0.0000
0423948090                N                  06/01/35
0

10001973      E22/G02     F                  103,920.00         ZZ
                          360                103,920.00         1
                          6.5000             656.85             80
                          6.2500             656.85
GARDENS       FL 33169    1                  06/28/05           00
0424188803                01                 08/01/05           0.0000
0424188803                N                  07/01/35
0

10002125      E22/G02     F                  109,930.00         ZZ
                          360                109,930.00         1
                          6.6250             703.89             80
                          6.3750             703.89
WICHITA       KS 67216    1                  06/29/05           00
0424443240                03                 08/01/05           0.0000
0424443240                N                  07/01/35
0

10002361      E22/G02     F                  132,750.00         ZZ
                          360                132,750.00         1
                          6.3750             828.19             75
                          6.1250             828.19
MARIETTA      GA 30066    2                  06/28/05           00
0424615599                05                 08/01/05           0.0000
0424615599                N                  07/01/35
0

10003413      E22/G02     F                  157,750.00         ZZ
                          360                157,750.00         2
                          6.8750             1036.31            90
                          6.6250             1036.31
INDEPENDENCE  MO 64052    2                  06/28/05           10
0423474683                05                 08/01/05           25.0000
0423474683                N                  07/01/35
0

10003449      E22/G02     F                  342,000.00         ZZ
                          360                342,000.00         3
                          6.8750             2246.70            90
                          6.6250             2246.70
NEW HAVEN     CT 06103    1                  06/29/05           10
0424076354                05                 08/01/05           25.0000
0424076354                N                  07/01/35
0

10003451      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          6.1250             628.83             80
                          5.8750             628.83
BOISE         ID 83709    1                  06/22/05           00
0424079713                03                 08/01/05           0.0000
0424079713                N                  07/01/35
0

10003473      E22/G02     F                  171,000.00         ZZ
                          360                171,000.00         1
                          6.5000             1080.84            90
                          6.2500             1080.84
TOANO         VA 23168    1                  06/29/05           04
0424144582                05                 08/01/05           25.0000
0424144582                N                  07/01/35
0

10004995      944/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          5.8750             1277.72            37
                          5.6250             1277.72
SAN LEANDRO   CA 94578    1                  06/02/05           00
0439498056                05                 08/01/05           0.0000
1001827243                N                  07/01/35
0

10005009      944/G02     F                  356,000.00         T
                          360                356,000.00         1
                          5.8750             1742.92            75
                          5.6250             1742.92
STATESVILLE   NC 28625    2                  06/16/05           00
0439498130                05                 08/01/05           0.0000
1001832895                O                  07/01/35
0

10005843      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         3
                          6.7500             972.90             67
                          6.5000             972.90
WOONSOCKET    RI 02895    1                  06/20/05           00
0423969310                05                 08/01/05           0.0000
0423969310                N                  07/01/35
0

10005981      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         2
                          6.6250             1280.62            80
                          6.3750             1280.62
MANCHESTER    NH 03104    1                  06/30/05           00
0424322519                05                 08/01/05           0.0000
0424322519                N                  07/01/35
0

10006203      E22/G02     F                  122,500.00         ZZ
                          360                122,500.00         1
                          5.8750             724.63             62
                          5.6250             724.63
GRESHAM       OR 97080    2                  06/25/05           00
0424508059                05                 08/01/05           0.0000
0424508059                N                  07/01/35
0

10006213      E22/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          5.8750             739.42             65
                          5.6250             739.42
GRESHAM       OR 97080    5                  06/25/05           00
0424512879                05                 08/01/05           0.0000
0424512879                N                  07/01/35
0

10006247      E22/G02     F                  234,000.00         ZZ
                          360                234,000.00         1
                          6.1250             1194.38            67
                          5.8750             1194.38
EAGLE         ID 83616    2                  06/22/05           00
0424529345                03                 08/01/05           0.0000
0424529345                N                  07/01/35
0

10006427      E22/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          6.6250             1690.42            80
                          6.3750             1690.42
MORENO VALLEY CA 92553    5                  06/22/05           00
0424625879                05                 08/01/05           0.0000
0424625879                N                  07/01/35
0

10006431      E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          6.6250             1716.03            80
                          6.3750             1716.03
MORENO VALLEY CA 92557    5                  06/22/05           00
0424626596                05                 08/01/05           0.0000
0424626596                N                  07/01/35
0

10006433      E22/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.6250             1664.81            80
                          6.3750             1664.81
RIVERSIDE     CA 92557    5                  06/22/05           00
0424626646                05                 08/01/05           0.0000
0424626646                N                  07/01/35
0

10006435      E22/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          6.6250             1844.10            80
                          6.3750             1844.10
MORENO VALLEY CA 92557    5                  06/22/05           00
0424626687                05                 08/01/05           0.0000
0424626687                N                  07/01/35
0

10009007      E22/G02     F                  134,000.00         T
                          360                134,000.00         1
                          6.0000             803.40             80
                          5.7500             803.40
ESTES PARK    CO 80517    1                  07/01/05           00
0424483089                01                 08/01/05           0.0000
0424483089                O                  07/01/35
0

10009009      E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         4
                          6.8750             1241.60            90
                          6.6250             1241.60
KANSAS CITY   MO 64118    1                  07/01/05           10
0424483956                05                 08/01/05           25.0000
0424483956                N                  07/01/35
0

10009073      E22/G02     F                  169,650.00         ZZ
                          360                169,650.00         4
                          6.7500             1100.35            90
                          6.5000             1100.35
GRAPEVINE     TX 76051    1                  07/01/05           10
0424540177                05                 08/01/05           25.0000
0424540177                N                  07/01/35
0

10009153      E22/G02     F                  120,800.00         ZZ
                          360                120,800.00         1
                          6.6250             773.50             80
                          6.3750             773.50
ALBUQUERQUE   NM 87114    1                  06/16/05           00
0424609972                03                 08/01/05           0.0000
0424609972                N                  07/01/35
0

10009163      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          6.1250             2308.92            71
                          5.8750             2308.92
SEATTLE       WA 98103    5                  06/24/05           00
0424630648                05                 08/01/05           0.0000
0424630648                N                  07/01/35
0

10009195      E22/G02     F                  193,520.00         ZZ
                          360                193,520.00         1
                          7.1250             1303.78            80
                          6.8750             1303.78
VANCOUVER     WA 98683    1                  06/27/05           00
0424650133                03                 08/01/05           0.0000
0424650133                N                  07/01/35
0

10009241      E22/G02     F                  20,000.00          ZZ
                          360                20,000.00          1
                          6.2500             123.14             44
                          6.0000             123.14
COLUMBUS      OH 43205    2                  07/01/05           00
0424685618                05                 08/01/05           0.0000
0424685618                N                  07/01/35
0

10009335      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         4
                          6.5000             967.06             90
                          6.2500             967.06
EDINBURG      TX 78541    1                  06/24/05           04
0424116572                05                 08/01/05           25.0000
0424116572                N                  07/01/35
0

10019143      253/253     F                  165,300.00         ZZ
                          360                165,300.00         1
                          6.6250             1058.44            80
                          6.3750             1058.44
KELLER        TX 76248    1                  06/30/05           00
393335                    05                 08/01/05           0.0000
393335                    N                  07/01/35
0

Total Number of Loans     361

Total Original Balance    57,936,374.00

Total Principal Balance   57,893,836.88

Total Original P+I        357,310.08

Total Current P+I         357,300.85

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9669386       286/286     F                  166,500.00         ZZ
                          360                165,889.74         1
                          7.6250             1178.48            90
                          6.9430             1178.48
CLAWSON       MI 48017    2                  01/10/05           41
0003788056                05                 03/01/05           25.0000
0003788056                O                  02/01/35
0

9669450       286/286     F                  119,200.00         ZZ
                          360                118,784.38         1
                          7.8750             864.29             95
                          6.9640             864.29
BLOOMINGTON   IL 61704    1                  01/31/05           41
0003837116                01                 03/01/05           30.0000
0003837116                O                  02/01/35
0

9734598       286/286     F                  166,500.00         ZZ
                          360                166,109.03         1
                          7.3750             1149.98            90
                          6.5850             1149.98
VINTON        VA 24179    1                  03/14/05           45
0003901190                05                 05/01/05           25.0000
0003901190                O                  04/01/35
0

9734648       286/286     F                  116,000.00         ZZ
                          360                115,726.87         1
                          7.2500             791.33             80
                          7.0000             791.33
CENTERVILLE   OH 45459    1                  03/14/05           00
0003910919                01                 05/01/05           0.0000
0003910919                O                  04/01/35
0

9734660       286/286     F                  142,373.00         ZZ
                          360                142,069.58         1
                          7.7500             1019.98            95
                          6.9600             1019.98
LEHI          UT 84043    1                  03/09/05           45
0003913921                01                 05/01/05           25.0000
0003913921                O                  04/01/35
0

9734694       286/286     F                  124,450.00         ZZ
                          360                124,178.06         1
                          7.6250             880.85             95
                          6.8350             880.85
ALBUQUERQUE   NM 87112    1                  03/11/05           45
0003920019                05                 05/01/05           25.0000
0003920019                O                  04/01/35
0

9734754       286/286     F                  161,500.00         ZZ
                          360                161,147.10         1
                          7.6250             1143.09            95
                          6.8350             1143.09
NORFOLK       VA 23513    1                  03/11/05           45
0003928901                05                 05/01/05           25.0000
0003928901                O                  04/01/35
0

9734770       286/286     F                  156,000.00         ZZ
                          360                155,667.53         1
                          7.7500             1117.61            95
                          6.9600             1117.61
PITTSVILLE    MD 21850    1                  03/31/05           45
0003931126                05                 05/01/05           25.0000
0003931126                O                  04/01/35
0

9734834       286/286     F                  130,150.00         ZZ
                          360                129,879.52         1
                          7.8750             943.68             95
                          7.0850             943.68
RICHMOND      VA 23234    1                  03/30/05           45
0003939492                05                 05/01/05           25.0000
0003939492                O                  04/01/35
0

9734962       286/286     F                  151,050.00         ZZ
                          360                150,711.57         1
                          7.5000             1056.17            95
                          6.7100             1056.17
LEE'S SUMMIT  MO 64086    1                  03/29/05           45
0003962765                05                 05/01/05           25.0000
0003962765                O                  04/01/35
0

9741404       A21/A21     F                  420,000.00         ZZ
                          360                418,961.15         1
                          7.0000             2794.27            80
                          6.7500             2794.27
EDISON        NJ 08837    5                  03/30/05           00
0100136597                05                 05/01/05           0.0000
0100136597                O                  04/01/35
0

9751464       Y21/G02     F                  198,000.00         ZZ
                          360                197,460.09         1
                          6.5000             1251.50            90
                          6.2500             1251.50
NORTH EAST    MD 21901    5                  03/31/05           10
0439250747                05                 05/01/05           25.0000
205201164                 O                  04/01/35
0

9783840       286/286     F                  200,000.00         ZZ
                          360                199,441.33         1
                          6.3750             1247.74            80
                          6.1250             1247.74
OLD BRIDGE    NJ 08857    5                  03/30/05           00
0003759170                05                 05/01/05           0.0000
0003759170                O                  04/01/35
0

9783868       286/286     F                  232,000.00         ZZ
                          360                231,382.51         1
                          6.6250             1485.53            80
                          6.3750             1485.53
DUMFRIES      VA 22026    5                  03/29/05           00
0003859606                09                 05/01/05           0.0000
0003859606                O                  04/01/35
0

9783876       286/286     F                  229,500.00         ZZ
                          360                229,140.84         1
                          7.2500             1565.60            80
                          7.0000             1565.60
WESTERVILLE   OH 43082    1                  04/07/05           00
0003866907                01                 06/01/05           0.0000
0003866907                O                  05/01/35
0

9783930       286/286     F                  183,100.00         ZZ
                          360                182,827.37         1
                          7.5000             1280.27            80
                          7.2500             1280.27
COLUMBIA      MO 65203    1                  04/12/05           00
0003935855                05                 06/01/05           0.0000
0003935855                O                  05/01/35
0

9784014       286/286     F                  104,400.00         ZZ
                          360                104,240.62         1
                          7.3750             721.07             95
                          7.1250             721.07
ROCKDALE      IL 60436    1                  04/14/05           11
0003959159                05                 06/01/05           30.0000
0003959159                O                  05/01/35
0

9784096       286/286     F                  113,600.00         ZZ
                          360                113,413.21         1
                          7.0000             755.79             80
                          6.7500             755.79
ADELPHI       MD 20783    5                  03/31/05           00
0003972319                01                 06/01/05           0.0000
0003972319                O                  05/01/35
0

9784136       286/286     F                  39,900.00          ZZ
                          360                39,843.50          1
                          7.7500             285.85             70
                          7.5000             285.85
WABASH        IN 46992    1                  04/19/05           00
0003980770                05                 06/01/05           0.0000
0003980770                O                  05/01/35
0

9784138       286/286     F                  135,900.00         ZZ
                          360                135,501.69         1
                          6.1250             825.75             48
                          5.8750             825.75
MORENO VALLEY CA 92555    5                  03/30/05           00
0003981449                05                 05/01/05           0.0000
0003981449                O                  04/01/35
0

9789126       286/286     F                  97,900.00          TX
                          360                97,703.51          1
                          6.2500             602.79             72
                          6.0000             602.79
DALLAS        TX 75234    5                  04/28/05           00
0003886756                05                 06/01/05           0.0000
0003886756                O                  05/01/35
0

9789132       286/286     F                  135,000.00         TX
                          360                134,736.89         1
                          6.1250             820.28             73
                          5.8750             820.28
RICHARDSON    TX 75081    5                  04/18/05           00
0003948829                05                 06/01/05           0.0000
0003948829                O                  05/01/35
0

9789134       286/286     F                  124,500.00         TX
                          360                124,268.76         1
                          6.3750             776.72             72
                          6.1250             776.72
HOUSTON       TX 77090    5                  04/19/05           00
0003961728                05                 06/01/05           0.0000
0003961728                O                  05/01/35
0

9789136       286/286     F                  560,000.00         TX
                          360                558,984.74         1
                          6.5000             3539.59            80
                          6.2500             3539.59
DALLAS        TX 75254    5                  04/05/05           00
0003985268                05                 06/01/05           0.0000
0003985268                O                  05/01/35
0

9789140       286/286     F                  240,000.00         TX
                          360                239,575.33         1
                          6.6250             1536.75            75
                          6.3750             1536.75
DENTON        TX 76210    5                  04/07/05           00
0004003205                05                 06/01/05           0.0000
0004003205                O                  05/01/35
0

9789156       286/286     F                  412,500.00         TX
                          360                412,117.94         1
                          6.3750             2573.47            75
                          6.1250             2573.47
ALVIN         TX 77511    5                  05/09/05           00
0004065739                05                 07/01/05           0.0000
0004065739                O                  06/01/35
0

9789290       286/286     F                  160,000.00         ZZ
                          360                159,851.80         1
                          6.3750             998.20             80
                          6.1250             998.20
BALTIMORE     MD 21207    1                  05/20/05           00
0003379590                05                 07/01/05           0.0000
0003379590                O                  06/01/35
0

9789312       286/286     F                  121,852.00         ZZ
                          360                121,744.48         1
                          6.6250             780.24             80
                          6.3750             780.24
GENOA CITY    WI 53128    1                  05/20/05           00
0003886275                01                 07/01/05           0.0000
0003886275                O                  06/01/35
0

9789316       286/286     F                  306,000.00         ZZ
                          360                305,742.92         2
                          6.8750             2010.21            85
                          6.6250             2010.21
PLAINFIELD    NJ 07062    2                  05/05/05           11
0003894834                05                 07/01/05           12.0000
0003894834                O                  06/01/35
0

9789326       286/286     F                  86,320.00          ZZ
                          360                86,238.55          1
                          6.7500             559.87             80
                          6.5000             559.87
DUNDALK       MD 21222    1                  05/09/05           00
0003936163                07                 07/01/05           0.0000
0003936163                O                  06/01/35
0

9789328       286/286     F                  476,006.00         ZZ
                          360                475,670.04         1
                          7.7500             3410.17            76
                          7.5000             3410.17
MUNSTER       IN 46321    1                  05/20/05           00
0003939050                05                 07/01/05           0.0000
0003939050                O                  06/01/35
0

9789356       286/286     F                  124,950.00         ZZ
                          360                124,857.27         1
                          7.5000             873.67             80
                          7.2500             873.67
LEXINGTON     KY 40502    1                  05/18/05           00
0003984163                05                 07/01/05           0.0000
0003984163                O                  06/01/35
0

9789370       286/286     F                  174,400.00         ZZ
                          360                174,249.84         1
                          6.7500             1131.16            80
                          6.5000             1131.16
GREENWALD     MN 56335    2                  05/05/05           00
0003990721                05                 07/01/05           0.0000
0003990721                O                  06/01/35
0

9789374       286/286     F                  63,920.00          ZZ
                          360                63,866.30          1
                          6.8750             419.91             80
                          6.6250             419.91
PIQUA         OH 45356    1                  05/09/05           00
0003993752                05                 07/01/05           0.0000
0003993752                O                  06/01/35
0

9789408       286/286     F                  34,000.00          ZZ
                          360                33,971.43          1
                          6.8750             223.36             78
                          6.6250             223.36
BUTLER        PA 16001    1                  05/20/05           00
0004014435                05                 07/01/05           0.0000
0004014435                O                  06/01/35
0

9789414       286/286     F                  133,520.00         ZZ
                          360                133,405.04         1
                          6.7500             866.01             80
                          6.5000             866.01
WASHINGTON    DC 20019    1                  05/11/05           00
0004015528                01                 07/01/05           0.0000
0004015528                O                  06/01/35
0

9789416       286/286     F                  230,000.00         ZZ
                          360                229,801.97         1
                          6.7500             1491.78            89
                          6.5000             1491.78
CHICAGO       IL 60629    2                  05/10/05           11
0004015740                05                 07/01/05           25.0000
0004015740                O                  06/01/35
0

9789434       286/286     F                  128,250.00         ZZ
                          360                128,134.06         2
                          6.5000             810.63             95
                          6.2500             810.63
CHICAGO       IL 60628    5                  05/10/05           11
0004026321                05                 07/01/05           30.0000
0004026321                O                  06/01/35
0

9789444       286/286     F                  79,900.00          ZZ
                          360                79,831.21          1
                          6.7500             518.23             80
                          6.5000             518.23
NORMAL        IL 61761    1                  05/13/05           00
0004027806                01                 07/01/05           0.0000
0004027806                O                  06/01/35
0

9789450       286/286     F                  28,800.00          ZZ
                          360                28,773.96          1
                          6.5000             182.04             80
                          6.2500             182.04
DALLAS        TX 75219    1                  05/13/05           00
0004029961                01                 07/01/05           0.0000
0004029961                O                  06/01/35
0

9789452       286/286     F                  159,532.00         ZZ
                          360                159,335.41         1
                          6.8750             1048.02            80
                          6.6250             1048.02
GREENSBORO    NC 27410    1                  05/13/05           00
0004030682                09                 07/01/05           0.0000
0004030682                O                  06/01/35
0

9789456       286/286     F                  260,000.00         ZZ
                          360                259,764.95         1
                          6.5000             1643.38            80
                          6.2500             1643.38
EAST WALPOLE  MA 02032    1                  05/09/05           00
0004032642                05                 07/01/05           0.0000
0004032642                O                  06/01/35
0

9789462       286/286     F                  73,600.00          ZZ
                          360                73,530.16          1
                          6.2500             453.17             80
                          6.0000             453.17
TROTWOOD      OH 45426    1                  05/20/05           00
0004033047                05                 07/01/05           0.0000
0004033047                O                  06/01/35
0

9789474       286/286     F                  108,200.00         ZZ
                          360                108,097.33         1
                          6.2500             666.21             64
                          6.0000             666.21
ASTON         PA 19014    1                  05/20/05           00
0004039010                01                 07/01/05           0.0000
0004039010                O                  06/01/35
0

9789486       286/286     F                  200,000.00         ZZ
                          312                199,743.24         1
                          6.2500             1298.43            59
                          6.0000             1298.43
UPPER MARLBOROMD 20772    5                  05/13/05           00
0004045651                05                 07/01/05           0.0000
0004045651                O                  06/01/31
0

9789502       286/286     F                  240,000.00         ZZ
                          360                239,808.07         1
                          7.1250             1616.93            80
                          6.8750             1616.93
CHESAPEAKE    VA 23322    1                  05/11/05           00
0004048793                05                 07/01/05           0.0000
0004048793                O                  06/01/35
0

9789504       286/286     F                  30,000.00          ZZ
                          360                29,972.21          1
                          6.3750             187.17             29
                          6.1250             187.17
GLADYS        VA 24554    1                  05/17/05           00
0004049154                05                 07/01/05           0.0000
0004049154                O                  06/01/35
0

9789524       286/286     F                  240,000.00         ZZ
                          360                239,783.03         1
                          6.5000             1516.97            72
                          6.2500             1516.97
ALBUQUERQUE   NM 87114    5                  05/09/05           00
0004055592                05                 07/01/05           0.0000
0004055592                O                  06/01/35
0

9789532       286/286     F                  260,000.00         ZZ
                          360                259,753.30         1
                          6.2500             1600.87            73
                          6.0000             1600.87
LAMBERTVILLE  MI 48182    1                  05/18/05           00
0004057357                05                 07/01/05           0.0000
0004057357                O                  06/01/35
0

9789536       286/286     F                  336,000.00         ZZ
                          360                335,681.18         1
                          6.2500             2068.82            80
                          6.0000             2068.82
VIRGINIA BEACHVA 23451    5                  05/13/05           00
0004058528                05                 07/01/05           0.0000
0004058528                O                  06/01/35
0

9789544       286/286     F                  207,600.00         ZZ
                          360                207,403.02         1
                          6.2500             1278.23            80
                          6.0000             1278.23
WASHINGTON    DC 20003    1                  05/17/05           00
0004061824                01                 07/01/05           0.0000
0004061824                O                  06/01/35
0

9789558       286/286     F                  50,000.00          ZZ
                          360                49,963.81          1
                          7.6250             353.90             19
                          7.3750             353.90
WEST HARTFORD CT 06117    1                  05/13/05           00
0004067038                01                 07/01/05           0.0000
0004067038                O                  06/01/35
0

9789564       286/286     F                  55,920.00          ZZ
                          360                55,877.44          1
                          7.3750             386.23             80
                          7.1250             386.23
INDPLS        IN 46260    1                  05/17/05           00
0004071385                01                 07/01/05           0.0000
0004071385                O                  06/01/35
0

9789576       286/286     F                  320,250.00         ZZ
                          360                319,938.73         1
                          6.1250             1945.88            79
                          5.8750             1945.88
EWA BEACH     HI 96706    5                  05/13/05           00
0004075432                05                 07/01/05           0.0000
0004075432                O                  06/01/35
0

9789580       286/286     F                  191,000.00         ZZ
                          360                190,835.55         1
                          6.7500             1238.83            80
                          6.5000             1238.83
SCHAUMBURG    IL 60173    1                  05/17/05           00
0004077101                07                 07/01/05           0.0000
0004077101                O                  06/01/35
0

9789586       286/286     F                  76,800.00          ZZ
                          360                76,732.24          1
                          6.6250             491.76             80
                          6.3750             491.76
MARIETTA      GA 30064    1                  05/17/05           00
0004083548                05                 07/01/05           0.0000
0004083548                O                  06/01/35
0

9815264       F28/G02     F                  700,000.00         ZZ
                          360                699,367.19         1
                          6.5000             4424.48            80
                          6.2500             4424.48
WHITE PLAINS  NY 10603    1                  05/11/05           00
0439433079                03                 07/01/05           0.0000
3387989                   O                  06/01/35
0

9815276       F28/G02     F                  377,150.00         ZZ
                          360                376,449.50         1
                          6.3750             2352.93            95
                          6.1250             2352.93
CHICAGO       IL 60618    1                  04/28/05           10
0439441254                01                 06/01/05           30.0000
3426860                   O                  05/01/35
0

9816058       956/956     F                  203,000.00         ZZ
                          360                202,345.89         1
                          5.6250             1168.58            72
                          5.3750             1168.58
FRESNO        CA 93711    1                  03/22/05           00
815030020                 05                 05/01/05           0.0000
815030020                 O                  04/01/35
0

9816062       956/956     F                  131,500.00         ZZ
                          360                131,123.73         1
                          6.2500             809.67             51
                          6.0000             809.67
ROSAMOND      CA 93560    2                  03/28/05           00
2915030062                05                 05/01/05           0.0000
2915030062                O                  04/01/35
0

9816068       956/956     F                  321,000.00         ZZ
                          360                319,989.75         1
                          5.7500             1873.27            80
                          5.5000             1873.27
NEW MARKET    MD 21774    2                  03/09/05           00
4415020157                05                 05/01/05           0.0000
4415020157                O                  04/01/35
0

9816070       956/956     F                  139,300.00         ZZ
                          360                138,901.42         1
                          6.2500             857.69             70
                          6.0000             857.69
INGLESIDE     IL 60041    5                  03/21/05           00
4715030013                05                 05/01/05           0.0000
4715030013                O                  04/01/35
0

9818300       956/956     F                  176,400.00         ZZ
                          360                176,219.58         1
                          5.8750             1043.47            60
                          5.6250             1043.47
REDDING       CA 96002    2                  05/02/05           00
315040039                 05                 07/01/05           0.0000
315040039                 O                  06/01/35
0

9818304       956/956     F                  130,000.00         ZZ
                          360                129,867.46         1
                          5.8750             769.00             25
                          5.6250             769.00
LOS BANOS     CA 93635    1                  05/11/05           00
815040035                 05                 07/01/05           0.0000
815040035                 O                  06/01/35
0

9818312       956/956     F                  129,900.00         ZZ
                          360                129,767.56         1
                          5.8750             768.41             51
                          5.6250             768.41
TALLAHASSEE   FL 32301    1                  05/19/05           00
1215050009                05                 07/01/05           0.0000
1215050009                O                  06/01/35
0

9818332       956/956     F                  127,900.00         ZZ
                          360                127,632.28         1
                          5.7500             746.39             29
                          5.5000             746.39
KILLINGWORTH  CT 06419    2                  04/05/05           00
3415030085                05                 06/01/05           0.0000
3415030085                O                  05/01/35
0

9818340       956/956     F                  72,000.00          ZZ
                          360                71,926.59          1
                          5.8750             425.91             80
                          5.6250             425.91
WARREN        OH 44483    1                  05/26/05           00
3815050067                05                 07/01/05           0.0000
3815050067                O                  06/01/35
0

9824514       696/G02     F                  312,400.00         ZZ
                          360                312,400.00         1
                          6.2500             1627.08            80
                          6.0000             1627.08
WASHINGTON    DC 20008    1                  06/09/05           00
0439387374                06                 08/01/05           0.0000
31205117                  O                  07/01/35
0

9826194       696/G02     F                  568,000.00         ZZ
                          360                568,000.00         1
                          6.3750             3017.50            80
                          6.1250             3017.50
ARLINGTON     VA 22205    5                  05/26/05           00
0439394339                05                 07/01/05           0.0000
26505105                  O                  06/01/35
0

9826206       696/G02     F                  598,650.00         ZZ
                          360                598,650.00         1
                          6.5000             3242.69            80
                          6.2500             3242.69
UPPER MARLBOROMD 20774    1                  06/03/05           00
0439412321                03                 08/01/05           0.0000
33805072                  O                  07/01/35
0

9829458       696/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          6.1250             1061.67            80
                          5.8750             1061.67
WASHINGTON    DC 20036    1                  05/27/05           00
0439428442                06                 07/01/05           0.0000
32605115                  O                  06/01/35
0

9832446       696/G02     F                  428,000.00         ZZ
                          360                428,000.00         1
                          5.8750             2095.42            58
                          5.6250             2095.42
ALEXANDRIA    VA 22308    1                  06/15/05           00
0439478751                05                 08/01/05           0.0000
24605124                  O                  07/01/35
0

9843988       696/G02     F                  321,600.00         ZZ
                          360                321,600.00         1
                          5.8750             1902.39            80
                          5.6250             1902.39
HERNDON       VA 20171    1                  06/22/05           00
0439498007                01                 08/01/05           0.0000
80105036                  O                  07/01/35
0

9857642       696/G02     F                  487,200.00         ZZ
                          360                487,200.00         1
                          6.3750             2588.25            80
                          6.1250             2588.25
ARLINGTON     VA 22204    1                  06/27/05           00
0439506908                05                 08/01/05           0.0000
26505119                  O                  07/01/35
0

9860804       696/G02     F                  481,600.00         ZZ
                          360                481,600.00         1
                          6.2500             2508.33            80
                          6.0000             2508.33
FAIRFAX       VA 22031    1                  06/27/05           00
0439517251                09                 08/01/05           0.0000
26505122                  O                  07/01/35
0

9860816       696/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          6.2500             1208.33            80
                          6.0000             1208.33
MCLEAN        VA 22102    1                  06/27/05           00
0439517277                01                 08/01/05           0.0000
24005151                  O                  07/01/35
0

9891037       F36/G02     F                  140,000.00         ZZ
                          360                139,589.71         1
                          6.1250             850.65             59
                          5.8750             850.65
GIG HARBOR    WA 98332    5                  03/25/05           00
0439318809                05                 05/01/05           0.0000
06508005                  O                  04/01/35
0

9898439       L14/G02     F                  359,650.00         ZZ
                          360                358,099.39         1
                          5.8750             1760.79            69
                          5.6250             1757.00
FEDERAL WAY   WA 98023    1                  03/01/05           00
0439197450                05                 05/01/05           0.0000
220627079                 O                  04/01/35
0

9899123       N67/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          5.8750             1253.33            80
                          5.6250             1253.33
LITTLETON     CO 80130    5                  03/25/05           00
0439202607                03                 05/01/05           0.0000
1162004956                O                  04/01/35
0

9899655       L14/G02     F                  157,000.00         ZZ
                          360                156,900.00         1
                          6.2500             817.71             63
                          6.0000             817.71
HIALEAH       FL 33012    2                  03/25/05           00
0439195637                05                 05/01/05           0.0000
209605897                 O                  04/01/35
0

9899771       L14/G02     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.2500             1479.17            80
                          6.0000             1479.17
ARLINGTON     WA 98223    1                  03/28/05           00
0439204645                05                 05/01/05           0.0000
220230135                 O                  04/01/35
0

9899783       L14/G02     F                  138,750.00         ZZ
                          360                138,342.20         1
                          6.3750             865.62             75
                          6.1250             865.62
TULARE        CA 93274    5                  03/15/05           00
0439194648                05                 05/01/05           0.0000
200516551                 O                  04/01/35
0

9901761       E22/G02     F                  372,000.00         TX
                          360                371,403.27         1
                          7.1250             2506.23            80
                          6.8750             2506.23
RICHARDSON    TX 75082    5                  04/15/05           00
0423823327                03                 06/01/05           0.0000
0423823327                O                  05/01/35
0

9902447       L14/G02     F                  116,500.00         ZZ
                          360                116,500.00         1
                          6.3750             618.91             63
                          6.1250             618.91
VENICE        FL 34292    5                  03/25/05           00
0439203795                05                 05/01/05           0.0000
282900186                 O                  04/01/35
0

9902509       L14/G02     F                  190,300.00         ZZ
                          240                189,174.07         1
                          6.7500             1446.98            80
                          6.5000             1446.98
PORT ST LUCIE FL 34953    1                  03/30/05           00
0439199308                05                 05/01/05           0.0000
202318275                 O                  04/01/25
0

9902691       T08/G02     F                  131,920.00         ZZ
                          360                131,920.00         1
                          6.6250             728.31             80
                          6.3750             728.31
BRANDON       FL 33511    1                  04/08/05           00
0439205535                05                 06/01/05           0.0000
11290113                  O                  05/01/35
0

9916301       E22/U57     F                  154,400.00         ZZ
                          360                154,400.00         1
                          6.8750             884.58             80
                          6.6250             884.58
HAMILTON      OH 45011    1                  05/03/05           00
0423981810                05                 06/01/05           0.0000
0423981810                O                  05/01/35
0

9916379       E22/U57     F                  60,000.00          TX
                          240                59,765.45          1
                          6.8750             460.69             80
                          6.6250             460.69
WICHITA FALLS TX 76308    5                  04/28/05           00
0424036093                05                 06/01/05           0.0000
0424036093                O                  05/01/25
0

9916767       A11/G02     F                  223,000.00         ZZ
                          360                222,999.98         1
                          6.0000             1115.01            68
                          5.7500             1115.00
LITCHFIELD TWPOH 44253    5                  03/16/05           00
0439223819                05                 05/01/05           0.0000
4674702386                O                  04/01/35
0

9916781       A11/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          6.3750             1020.00            80
                          6.1250             1020.00
LINCOLN CITY  OR 97367    5                  04/16/05           00
0439225616                05                 06/01/05           0.0000
4674818786                O                  05/01/35
0

9916787       A11/G02     F                  152,425.00         ZZ
                          360                152,401.66         1
                          6.7500             857.40             80
                          6.5000             857.39
EUFAULA       AL 36027    1                  04/14/05           00
0439226440                05                 06/01/05           0.0000
4674822585                O                  05/01/35
0

9916871       A11/G02     F                  117,975.00         ZZ
                          360                117,975.00         1
                          6.6250             651.33             71
                          6.3750             651.32
PHILADELPHIA  PA 19154    5                  04/16/05           00
0439226473                07                 06/01/05           0.0000
4674768995                O                  05/01/35
0

9919707       313/G02     F                  350,000.00         ZZ
                          360                349,024.85         1
                          6.6250             2241.09            80
                          6.3750             2241.09
PARK RIDGE    IL 60068    5                  04/04/05           00
0439269879                05                 06/01/05           0.0000
10595148                  O                  05/01/35
0

9920723       E22/U57     F                  46,000.00          ZZ
                          360                45,908.19          1
                          6.0000             275.79             64
                          5.7500             275.79
WATERBURY     CT 06708    5                  05/02/05           00
0423981943                01                 06/01/05           0.0000
0423981943                O                  05/01/35
0

9920763       E22/G02     F                  105,000.00         ZZ
                          360                104,800.23         1
                          6.2500             646.50             62
                          6.0000             646.50
OROVILLE      CA 95965    5                  04/29/05           00
0424001295                05                 06/01/05           0.0000
0424001295                O                  05/01/35
0

9920775       E22/U57     F                  168,000.00         ZZ
                          360                167,796.80         1
                          6.5000             910.00             87
                          6.2500             910.00
CANTON        MI 48187    5                  05/02/05           04
0424017077                05                 07/01/05           25.0000
0424017077                O                  06/01/35
0

9922661       U05/G02     F                  153,750.00         ZZ
                          360                153,471.27         1
                          6.5000             971.80             75
                          6.2500             971.80
GENEVA        IL 60134    5                  04/22/05           00
0439258658                05                 06/01/05           0.0000
3000741952                O                  05/01/35
0

9922757       U05/G02     F                  105,500.00         ZZ
                          360                105,313.32         1
                          6.6250             675.53             73
                          6.3750             675.53
FRESNO        CA 93702    5                  04/05/05           00
0439260407                05                 06/01/05           0.0000
3000739044                O                  05/01/35
0

9922811       U05/G02     F                  147,000.00         ZZ
                          360                146,713.51         1
                          6.1250             893.19             70
                          5.8750             893.19
FRESNO        CA 93705    5                  04/21/05           00
0439231382                05                 06/01/05           0.0000
3000741715                O                  05/01/35
0

9922817       U05/G02     F                  138,750.00         ZZ
                          360                138,486.01         1
                          6.2500             854.31             75
                          6.0000             854.31
TAMPA         FL 33611    5                  04/06/05           00
0439230525                05                 06/01/05           0.0000
3000731641                O                  05/01/35
0

9923189       E22/U57     F                  189,600.00         ZZ
                          360                189,452.09         2
                          7.2500             1293.41            80
                          7.0000             1293.41
ELLINGTON     CT 06029    1                  05/09/05           00
0424037786                05                 07/01/05           0.0000
0424037786                O                  06/01/35
0

9923225       E22/G02     F                  136,000.00         ZZ
                          360                135,870.95         1
                          6.2500             837.38             59
                          6.0000             837.38
NORWALK       OH 44857    5                  05/04/05           00
0424068245                05                 07/01/05           0.0000
0424068245                O                  06/01/35
0

9923367       E22/U57     F                  112,000.00         ZZ
                          360                111,896.27         1
                          6.3750             698.73             66
                          6.1250             698.73
CLEARWATER    FL 33763    5                  05/04/05           00
0423717321                05                 07/01/05           0.0000
0423717321                O                  06/01/35
0

9923637       T08/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.2500             1437.50            80
                          6.0000             1437.50
ST CLOUD      FL 34772    1                  04/22/05           00
0439310350                05                 06/01/05           0.0000
110111786                 O                  05/01/35
0

9923703       T08/G02     F                  508,000.00         ZZ
                          360                508,000.00         1
                          6.5000             2751.67            80
                          6.2500             2751.67
BOYDS         MD 20841    5                  04/11/05           00
0439277070                03                 06/01/05           0.0000
31202820                  O                  05/01/35
0

9924343       T08/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.5000             1690.00            80
                          6.2500             1690.00
SAINT PETERSBUFL 33716    1                  04/15/05           00
0439257478                03                 06/01/05           0.0000
11094487                  O                  05/01/35
0

9924617       E22/U57     F                  180,000.00         ZZ
                          360                179,825.05         1
                          6.1250             1093.70            80
                          5.8750             1093.70
MOSCOW        PA 18444    5                  05/05/05           00
0424047561                05                 07/01/05           0.0000
0424047561                O                  06/01/35
0

9924741       E22/U57     F                  107,250.00         ZZ
                          360                107,155.38         1
                          6.6250             686.73             75
                          6.3750             686.73
LUCASVILLE    OH 45648    5                  05/05/05           00
0424163871                05                 07/01/05           0.0000
0424163871                O                  06/01/35
0

9925035       Y69/G02     F                  140,000.00         ZZ
                          360                139,800.00         1
                          6.1250             714.58             80
                          5.8750             714.58
GLENDALE      AZ 85308    5                  04/25/05           00
0439275553                05                 06/01/05           0.0000
1010032049                O                  05/01/35
0

9925271       624/G02     F                  161,000.00         ZZ
                          360                160,369.27         1
                          6.1250             978.25             70
                          5.8750             978.25
HELEDALE      CA 92342    5                  02/16/05           00
0439274143                03                 04/01/05           0.0000
1000074472                O                  03/01/35
0

9925823       Z51/Z57     F                  123,500.00         ZZ
                          360                123,147.93         1
                          7.7500             884.77             95
                          6.9580             884.77
LIMA          OH 45805    1                  02/16/05           26
3870611                   05                 04/01/05           30.0000
333414095                 O                  03/01/35
0

9925825       Z51/Z57     F                  146,200.00         ZZ
                          360                145,761.87         1
                          7.5000             1022.26            95
                          6.5190             1022.26
MAHOMET       IL 61853    1                  02/17/05           26
3872402                   05                 04/01/05           30.0000
333414099                 O                  03/01/35
0

9925863       Z51/Z57     F                  145,350.00         ZZ
                          360                144,945.92         1
                          7.8750             1053.89            95
                          7.1560             1053.89
CARPENTERSVILLIL 60110    1                  02/15/05           26
3894326                   05                 04/01/05           30.0000
333414164                 O                  03/01/35
0

9926431       E22/G02     F                  132,000.00         TX
                          360                131,880.67         1
                          6.5000             834.33             80
                          6.2500             834.33
ROWLETT       TX 75089    5                  05/06/05           00
0423973171                05                 07/01/05           0.0000
0423973171                O                  06/01/35
0

9926663       E22/U57     F                  286,900.00         ZZ
                          360                286,900.00         1
                          6.5000             1554.04            80
                          6.2500             1554.04
ALBANY        OR 97321    1                  05/06/05           00
0423114222                05                 07/01/05           0.0000
0423114222                O                  06/01/35
0

9928815       E22/U57     F                  194,800.00         ZZ
                          360                194,800.00         1
                          6.7500             1095.75            80
                          6.5000             1095.75
MERRIMACK     NH 03054    1                  05/12/05           00
0424115855                05                 07/01/05           0.0000
0424115855                O                  06/01/35
0

9929041       U05/G02     F                  128,000.00         TX
                          360                127,773.51         1
                          6.6250             819.60             80
                          6.3750             819.60
AUSTIN        TX 78741    5                  04/29/05           00
0439293341                05                 06/01/05           0.0000
3000742436                O                  05/01/35
0

9932761       E22/U57     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.8750             847.92             80
                          6.6250             847.92
PUEBLO WEST   CO 81007    1                  05/12/05           00
0424223972                03                 07/01/05           0.0000
0424223972                O                  06/01/35
0

9933385       L14/G02     F                  102,000.00         ZZ
                          360                102,000.00         1
                          6.2500             531.25             60
                          6.0000             531.25
SALT LAKE CITYUT 84117    1                  04/25/05           00
0439337825                01                 06/01/05           0.0000
210352444                 O                  05/01/35
0

9933463       L14/G02     F                  233,000.00         ZZ
                          360                232,577.58         1
                          6.5000             1472.72            88
                          6.2500             1472.72
HAMILTON      NJ 08610    1                  04/28/05           12
0439347451                05                 06/01/05           25.0000
214822063                 O                  05/01/35
0

9933471       L14/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          6.3750             794.75             80
                          6.1250             794.75
SICKLERVILLE  NJ 08081    5                  04/11/05           00
0439340530                05                 06/01/05           0.0000
214824011                 O                  05/01/35
0

9933501       L14/G02     F                  236,250.00         ZZ
                          360                234,895.89         1
                          6.1250             1435.49            75
                          5.8750             1435.49
STEAMBOAT SPRICO 80487    5                  02/04/05           00
0439341371                09                 03/01/05           0.0000
232808662                 O                  02/01/35
0

9933525       L14/G02     F                  123,000.00         ZZ
                          360                122,754.49         1
                          6.0000             737.45             33
                          5.7500             737.45
HARRISONBURG  VA 22801    5                  04/18/05           00
0439338161                03                 06/01/05           0.0000
236904301                 O                  05/01/35
0

9933603       L14/G02     F                  183,798.00         ZZ
                          360                183,798.00         1
                          6.0000             918.99             80
                          5.7500             918.99
YUMA          AZ 85365    1                  04/11/05           00
0439339714                05                 06/01/05           0.0000
225502115                 O                  05/01/35
0

9933605       L14/G02     F                  104,000.00         ZZ
                          360                103,806.85         1
                          6.3750             648.82             80
                          6.1250             648.82
YUMA          AZ 85364    5                  04/25/05           00
0439338708                05                 06/01/05           0.0000
225510184                 O                  05/01/35
0

9933681       L14/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.2500             1062.50            77
                          6.0000             1062.50
PHOENIX       AZ 85032    5                  04/01/05           00
0439348483                05                 06/01/05           0.0000
202127566                 O                  05/01/35
0

9933731       L14/G02     F                  205,600.00         ZZ
                          360                205,598.33         1
                          6.3750             1092.25            80
                          6.1250             1092.25
RENTON        WA 98058    5                  04/05/05           00
0439347709                05                 06/01/05           0.0000
220627603                 O                  05/01/35
0

9939117       E22/U57     F                  113,600.00         ZZ
                          360                113,600.00         1
                          6.8750             650.83             80
                          6.6250             650.83
COLORADO SPRINCO 80911    1                  05/17/05           00
0423801091                05                 07/01/05           0.0000
0423801091                O                  06/01/35
0

9939197       E22/G02     F                  129,600.00         TX
                          360                129,485.66         1
                          6.6250             829.84             80
                          6.3750             829.84
WHITESBORO    TX 76273    5                  05/12/05           00
0424025203                05                 07/01/05           0.0000
0424025203                O                  06/01/35
0

9941265       944/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          5.8750             979.17             80
                          5.6250             979.17
GRESHAM       OR 97080    1                  04/22/05           00
0439332008                05                 06/01/05           0.0000
1001823376                O                  05/01/35
0

9942491       E22/U57     F                  135,200.00         ZZ
                          360                135,000.00         1
                          6.8750             774.58             80
                          6.6250             774.58
ROSHARON      TX 77583    1                  05/19/05           00
0424261667                03                 07/01/05           0.0000
0424261667                O                  06/01/35
0

9943589       E22/G02     F                  104,000.00         ZZ
                          360                103,905.98         1
                          6.5000             657.35             80
                          6.2500             657.35
GARDENDALE    AL 35071    5                  05/16/05           00
0424194405                05                 07/01/05           0.0000
0424194405                O                  06/01/35
0

9945025       E22/G02     F                  130,000.00         ZZ
                          360                129,870.58         1
                          6.0000             779.42             57
                          5.7500             779.42
REDDING       CA 96002    5                  05/18/05           00
0424314672                05                 07/01/05           0.0000
0424314672                O                  06/01/35
0

9946449       025/025     F                  114,400.00         ZZ
                          360                114,072.66         1
                          6.2500             704.38             80
                          6.0000             704.38
GAINESVILLE   GA 30507    5                  03/16/05           00
0031451586                05                 05/01/05           0.0000
0031451586                O                  04/01/35
0

9946475       025/025     F                  207,100.00         ZZ
                          360                207,100.00         1
                          6.2500             1078.65            95
                          6.0000             1078.65
CUMMING       GA 30041    1                  03/22/05           14
0143386373                03                 05/01/05           30.0000
0143386373                O                  04/01/35
0

9946689       025/025     F                  40,004.00          ZZ
                          360                39,909.80          1
                          7.2500             272.90             95
                          7.0000             272.90
LAGRANGE      GA 30240    1                  03/22/05           11
0033513045                05                 05/01/05           30.0000
0033513045                O                  04/01/35
0

9946717       025/025     F                  151,200.00         ZZ
                          360                151,200.00         1
                          6.5000             819.00             80
                          6.2500             819.00
GERMANTOWN    TN 38139    1                  03/22/05           00
0033858796                05                 05/01/05           0.0000
0033858796                O                  04/01/35
0

9946745       025/025     F                  42,000.00          ZZ
                          360                41,890.91          1
                          6.7500             272.41             55
                          6.5000             272.41
SPRINGFIELD   MO 65803    5                  03/14/05           00
0201362670                05                 05/01/05           0.0000
0201362670                O                  04/01/35
0

9946751       025/025     F                  192,000.00         ZZ
                          360                191,476.44         1
                          6.5000             1213.57            74
                          6.2500             1213.57
ORLANDO       FL 32818    5                  03/03/05           00
0201369394                03                 05/01/05           0.0000
0201369394                O                  04/01/35
0

9946791       025/025     F                  108,000.00         ZZ
                          360                107,726.25         1
                          6.8750             709.48             88
                          6.6250             709.48
JESUP         GA 31545    5                  03/04/05           04
0201388378                05                 05/01/05           25.0000
0201388378                O                  04/01/35
0

9946817       025/025     F                  110,000.00         ZZ
                          360                109,661.90         1
                          5.8750             650.69             70
                          5.6250             650.69
SUSANVILLE    CA 96130    5                  03/11/05           00
0201402757                05                 05/01/05           0.0000
0201402757                O                  04/01/35
0

9946849       025/025     F                  210,000.00         ZZ
                          360                209,369.67         1
                          6.0000             1259.06            53
                          5.7500             1259.06
SAN DIEGO     CA 92102    5                  03/03/05           00
0201417359                05                 05/01/05           0.0000
0201417359                O                  04/01/35
0

9946885       025/025     F                  172,400.00         ZZ
                          360                171,756.20         1
                          6.3750             1075.55            80
                          6.1250             1075.55
MUKWONAGO     WI 53149    5                  02/28/05           00
0201428513                05                 04/01/05           0.0000
0201428513                O                  03/01/35
0

9946921       025/025     F                  131,000.00         ZZ
                          360                130,625.15         1
                          6.2500             806.59             71
                          6.0000             806.59
COLUMBUS      GA 31909    5                  03/14/05           00
0201437316                05                 05/01/05           0.0000
0201437316                O                  04/01/35
0

9946967       025/025     F                  220,000.00         ZZ
                          360                219,428.53         1
                          6.7500             1426.92            80
                          6.5000             1426.92
EARLYSVILLE   VA 22936    5                  03/10/05           00
0142813401                05                 05/01/05           0.0000
0142813401                O                  04/01/35
0

9946969       025/025     F                  189,600.00         ZZ
                          360                189,044.33         1
                          6.1250             1152.03            80
                          5.8750             1152.03
STAUNTON      VA 24401    5                  02/25/05           00
0142813666                05                 05/01/05           0.0000
0142813666                O                  04/01/35
0

9947001       025/025     F                  185,500.00         ZZ
                          360                184,994.17         1
                          6.5000             1172.49            70
                          6.2500             1172.49
HOLYOKE       MA 01040    5                  03/01/05           00
0142876903                05                 05/01/05           0.0000
0142876903                O                  04/01/35
0

9947213       025/025     F                  115,200.00         ZZ
                          360                114,673.60         1
                          6.5000             728.14             72
                          6.2500             728.14
SPRINGFIELD   TN 37172    5                  01/25/05           00
0201558939                05                 03/01/05           0.0000
0201558939                O                  02/01/35
0

9947247       025/025     F                  183,500.00         ZZ
                          360                183,500.00         1
                          6.3750             974.84             65
                          6.1250             974.84
NORTH PORT    FL 34288    2                  03/15/05           00
0143287399                05                 05/01/05           0.0000
0143287399                O                  04/01/35
0

9947609       025/025     F                  153,400.00         ZZ
                          360                152,884.84         1
                          6.3750             957.02             35
                          6.1250             957.02
ROSWELL       GA 30075    5                  03/15/05           00
0030097992                05                 05/01/05           0.0000
0030097992                O                  04/01/35
0

9947611       025/025     F                  217,400.00         ZZ
                          360                216,835.31         1
                          6.7500             1410.05            80
                          6.5000             1410.05
LOUDON        TN 37774    5                  03/14/05           00
0030155089                05                 05/01/05           0.0000
0030155089                O                  04/01/35
0

9947621       025/025     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.2500             1166.67            80
                          6.0000             1166.67
MARIETTA      GA 30066    5                  03/24/05           00
0030702021                05                 05/01/05           0.0000
0030702021                O                  04/01/35
0

9947735       T08/G02     F                  157,950.00         ZZ
                          360                157,950.00         1
                          6.2500             822.66             74
                          6.0000             822.66
LEHIGH ACRES  FL 33971    2                  05/04/05           00
0439350695                05                 07/01/05           0.0000
11024305                  O                  06/01/35
0

9947889       T08/G02     F                  130,000.00         ZZ
                          360                129,893.44         1
                          7.0000             864.89             93
                          6.7500             864.89
ORANGE PARK   FL 32073    1                  05/05/05           11
0439349119                03                 07/01/05           30.0000
132029242                 O                  06/01/35
0

9947901       T08/G02     F                  276,000.00         ZZ
                          360                275,750.49         1
                          6.5000             1744.51            80
                          6.2500             1744.51
ZEPHYRHILLS   FL 33541    5                  05/06/05           00
0439350976                05                 07/01/05           0.0000
14082408                  O                  06/01/35
0

9947905       T08/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          6.7500             1215.00            80
                          6.5000             1215.00
PLANT CITY    FL 33566    1                  05/13/05           00
0439350430                05                 07/01/05           0.0000
11290130                  O                  06/01/35
0

9948985       E77/G02     F                  240,000.00         ZZ
                          360                239,793.36         1
                          6.7500             1556.64            80
                          6.5000             1556.64
STEVENSVILLE  MD 21666    5                  05/16/05           00
0439343260                03                 07/01/05           0.0000
1030003611                O                  06/01/35
0

9949047       X05/G02     F                  205,000.00         ZZ
                          360                205,000.00         1
                          6.7500             1153.13            76
                          6.5000             1153.13
OLYMPIA       WA 98502    1                  05/12/05           00
0439343187                03                 07/01/05           0.0000
09503323                  O                  06/01/35
0

9949081       X05/G02     F                  120,000.00         ZZ
                          360                119,877.65         1
                          5.8750             709.85             45
                          5.6250             709.85
HANFORD       CA 93230    5                  05/06/05           00
0439343104                05                 07/01/05           0.0000
11504309                  O                  06/01/35
0

9949263       E22/G02     F                  165,000.00         ZZ
                          360                164,839.63         1
                          6.1250             1002.56            75
                          5.8750             1002.56
PORT ST LUCIE FL 34953    5                  05/19/05           00
0424033082                05                 07/01/05           0.0000
0424033082                O                  06/01/35
0

9950047       E82/G02     F                  89,500.00          ZZ
                          360                89,422.95          1
                          6.7500             580.49             86
                          6.5000             580.49
HUMBLE        TX 77338    2                  05/23/05           04
0401125265                05                 07/01/05           25.0000
0401125265                O                  06/01/35
0

9951811       F36/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.2500             1166.67            80
                          6.0000             1166.67
TACOMA        WA 98405    5                  05/13/05           00
0439348418                05                 07/01/05           0.0000
06508076                  O                  06/01/35
0

9952077       A11/G02     F                  104,000.00         ZZ
                          360                103,903.67         1
                          6.3750             648.83             80
                          6.1250             648.83
WARREN        MI 48091    5                  05/05/05           00
0439343526                05                 07/01/05           0.0000
1175070098                O                  06/01/35
0

9952805       A11/G02     F                  210,100.00         ZZ
                          360                210,100.00         1
                          6.5000             1138.04            80
                          6.2500             1138.04
TOWNSHIP OF MAMI 48044    1                  05/02/05           00
0439340746                05                 07/01/05           0.0000
1674933251                O                  06/01/35
0

9953773       N67/G02     F                  272,000.00         ZZ
                          360                271,735.63         1
                          6.1250             1652.70            80
                          5.8750             1652.70
HICKSVILLE    NY 11801    1                  05/20/05           00
0439409921                05                 07/01/05           0.0000
3274028037                O                  06/01/35
0

9953779       N67/G02     F                  137,750.00         ZZ
                          360                137,509.41         1
                          7.8750             998.78             95
                          7.6250             998.78
EASTON        PA 18042    1                  05/10/05           12
0439426313                05                 07/01/05           35.0000
3274028188                O                  06/01/35
0

9953799       N67/G02     F                  300,000.00         ZZ
                          360                299,348.73         1
                          6.3750             1871.61            67
                          6.1250             1871.61
BROOKFIELD    CT 06804    5                  04/19/05           00
0439430695                05                 06/01/05           0.0000
3275005488                O                  05/01/35
0

9953805       N67/G02     F                  247,200.00         ZZ
                          360                246,588.56         1
                          7.0000             1644.63            80
                          6.7500             1644.63
SAUGUS        MA 01906    1                  03/31/05           00
0439426867                05                 05/01/05           0.0000
3275005512                O                  04/01/35
0

9954015       N67/G02     F                  125,000.00         ZZ
                          360                124,889.71         1
                          6.6250             800.39             27
                          6.3750             800.39
EDGARTOWN     MA 02539    5                  05/04/05           00
0439427402                05                 07/01/05           0.0000
3275005707                O                  06/01/35
0

9955377       N67/G02     F                  187,950.00         ZZ
                          360                187,950.00         1
                          6.2500             978.91             80
                          6.0000             978.91
SUMNER        WA 98390    1                  05/02/05           00
0439358987                05                 07/01/05           0.0000
3339001808                O                  06/01/35
0

9955385       N67/G02     F                  173,750.00         ZZ
                          360                173,425.72         1
                          6.3750             1083.97            80
                          6.1250             1083.97
MARYSVILLE    WA 98271    1                  04/20/05           00
0439424557                05                 06/01/05           0.0000
3339001841                O                  05/01/35
0

9955405       N67/G02     F                  63,750.00          ZZ
                          360                63,699.02          1
                          7.1250             429.50             75
                          6.8750             429.50
MORGANTON     NC 28655    1                  05/19/05           00
0439394305                05                 07/01/05           0.0000
3253000985                O                  06/01/35
0

9955407       N67/G02     F                  99,750.00          ZZ
                          360                99,675.97          1
                          7.5000             697.47             95
                          7.2500             697.47
JOLIET        IL 60435    1                  05/19/05           01
0439423278                05                 07/01/05           35.0000
3253000994                O                  06/01/35
0

9955525       N67/G02     F                  244,000.00         ZZ
                          360                243,789.92         1
                          6.7500             1582.58            80
                          6.5000             1582.58
HOMESTEAD     FL 33035    1                  05/06/05           00
0439424862                03                 07/01/05           0.0000
3254020197                O                  06/01/35
0

9955543       N67/G02     F                  346,750.00         ZZ
                          360                346,750.00         1
                          6.8750             1986.59            95
                          6.6250             1986.59
PEMBROKE PINESFL 33024    1                  05/19/05           01
0439411950                05                 07/01/05           35.0000
3254020259                O                  06/01/35
0

9955553       N67/G02     F                  101,600.00         ZZ
                          360                101,512.52         1
                          6.7500             658.98             80
                          6.5000             658.98
MIRAMAR       FL 33025    1                  05/19/05           00
0439422924                08                 07/01/05           0.0000
3254020341                O                  06/01/35
0

9955593       N67/G02     F                  189,050.00         ZZ
                          360                188,775.48         1
                          7.6250             1338.08            95
                          7.3750             1338.08
CHICAGO       IL 60638    1                  04/27/05           12
0439425505                05                 06/01/05           35.0000
3255007085                O                  05/01/35
0

9955599       N67/G02     F                  624,000.00         ZZ
                          360                624,000.00         1
                          6.2500             3250.00            80
                          6.0000             3250.00
MIAMI         FL 33143    1                  04/04/05           00
0439426065                05                 06/01/05           0.0000
3255007095                O                  05/01/35
0

9955601       N67/G02     F                  113,650.00         ZZ
                          360                113,224.30         1
                          6.2500             699.76             80
                          6.0000             699.76
WINTER HAVEN  FL 33880    1                  03/28/05           00
0439360330                03                 05/01/05           0.0000
3255007097                O                  04/01/35
0

9955623       N67/G02     F                  400,000.00         ZZ
                          360                399,647.09         1
                          6.6250             2561.24            80
                          6.3750             2561.24
POMPANO BEACH FL 33060    5                  04/27/05           00
0439387762                05                 07/01/05           0.0000
3255007168                O                  06/01/35
0

9955639       N67/G02     F                  274,550.00         ZZ
                          360                274,550.00         1
                          6.7500             1544.34            95
                          6.5000             1544.34
ALPHARETTA    GA 30005    1                  05/05/05           12
0439414046                05                 06/01/05           35.0000
3255007227                O                  05/01/35
0

9955645       N67/G02     F                  131,440.00         ZZ
                          360                131,195.88         1
                          6.3750             820.01             80
                          6.1250             820.01
MIAMI         FL 33189    1                  04/29/05           00
0439425117                03                 06/01/05           0.0000
3255007281                O                  05/01/35
0

9955647       N67/G02     F                  134,320.00         ZZ
                          360                134,073.89         1
                          6.5000             848.99             80
                          6.2500             848.99
DELTONA       FL 32725    1                  04/29/05           00
0439424664                05                 06/01/05           0.0000
3255007290                O                  05/01/35
0

9955781       N67/G02     F                  261,750.00         ZZ
                          360                261,507.57         1
                          6.3750             1632.98            75
                          6.1250             1632.98
NISKAYUNA     NY 12309    1                  05/19/05           00
0439420100                05                 07/01/05           0.0000
3274026522                O                  06/01/35
0

9955797       N67/G02     F                  132,000.00         ZZ
                          360                131,880.67         2
                          6.5000             834.33             80
                          6.2500             834.33
BROOKLYN      NY 11208    1                  05/17/05           00
0439422734                05                 07/01/05           0.0000
3274026711                O                  06/01/35
0

9955825       N67/G02     F                  119,600.00         ZZ
                          360                119,501.97         1
                          7.0000             795.70             80
                          6.7500             795.70
AMHERST       NY 14221    1                  05/19/05           00
0439425596                05                 07/01/05           0.0000
3274026315                O                  06/01/35
0

9955855       N67/G02     F                  166,500.00         ZZ
                          360                166,198.16         1
                          6.5000             1052.39            74
                          6.2500             1052.39
JACKSONVILLE  FL 32244    2                  04/15/05           00
0439363961                05                 06/01/05           0.0000
3274026993                O                  05/01/35
0

9955859       N67/G02     F                  212,000.00         ZZ
                          360                211,624.88         1
                          6.6250             1357.46            80
                          6.3750             1357.46
MASHPEE       MA 02649    1                  04/28/05           00
0439394727                05                 06/01/05           0.0000
3274027002                O                  05/01/35
0

9955865       N67/G02     F                  108,000.00         ZZ
                          360                107,804.21         1
                          6.5000             682.63             79
                          6.2500             682.63
MONTAGUE      NJ 07827    5                  04/13/05           00
0439354994                09                 06/01/05           0.0000
3274027028                O                  05/01/35
0

9955913       N67/G02     F                  196,800.00         ZZ
                          360                196,434.47         1
                          6.3750             1227.78            80
                          6.1250             1227.78
HOPEWELL JUNCTNY 12533    1                  05/05/05           00
0439412644                03                 06/01/05           0.0000
3274027293                O                  05/01/35
0

9955915       N67/G02     F                  109,900.00         ZZ
                          360                109,807.68         1
                          6.8750             721.96             62
                          6.6250             721.96
HILLSBOROUGH  NH 03244    1                  05/20/05           00
0439414293                05                 07/01/05           0.0000
3274027297                O                  06/01/35
0

9955931       N67/G02     F                  210,000.00         ZZ
                          360                209,590.75         1
                          6.1250             1275.98            62
                          5.8750             1275.98
BROOKLYN      NY 11203    5                  04/18/05           00
0439427642                05                 06/01/05           0.0000
3274027343                O                  05/01/35
0

9955945       N67/G02     F                  80,000.00          ZZ
                          360                79,858.45          1
                          6.6250             512.25             19
                          6.3750             512.25
FAIRFAX       VA 22030    5                  04/19/05           00
0439387457                05                 06/01/05           0.0000
3274027376                O                  05/01/35
0

9955953       N67/G02     F                  358,400.00         ZZ
                          360                358,400.00         1
                          6.7500             2016.00            80
                          6.5000             2016.00
MINEOLA       NY 11501    1                  05/04/05           00
0439429606                05                 06/01/05           0.0000
3274027407                O                  05/01/35
0

9955993       N67/G02     F                  127,900.00         ZZ
                          360                127,668.12         1
                          6.5000             808.42             80
                          6.2500             808.42
MIDLOTHIAN    VA 23112    1                  04/29/05           00
0439385113                05                 06/01/05           0.0000
3274027558                O                  05/01/35
0

9956001       N67/G02     F                  119,900.00         ZZ
                          360                119,716.97         1
                          7.3750             828.12             80
                          7.1250             828.12
CLAREMONT     NH 03743    1                  04/29/05           00
0439383068                05                 06/01/05           0.0000
3274027571                O                  05/01/35
0

9956003       N67/G02     F                  206,000.00         ZZ
                          360                205,826.94         1
                          6.8750             1353.27            80
                          6.6250             1353.27
BLAIRSTOWN    NJ 07852    1                  05/19/05           00
0439421199                05                 07/01/05           0.0000
3274027576                O                  06/01/35
0

9956171       N67/G02     F                  96,000.00          ZZ
                          360                95,919.35          1
                          6.8750             630.65             80
                          6.6250             630.65
NORWOOD       PA 19074    1                  05/20/05           00
0439379355                03                 07/01/05           0.0000
3271000760                O                  06/01/35
0

9956173       N67/G02     F                  126,000.00         ZZ
                          360                125,896.72         1
                          7.0000             838.28             90
                          6.7500             838.28
EAST STROUDSBUPA 18301    1                  05/12/05           01
0439411729                03                 07/01/05           30.0000
3271000772                O                  06/01/35
0

9956175       N67/G02     F                  126,800.00         ZZ
                          360                126,688.13         1
                          6.6250             811.91             80
                          6.3750             811.91
SANDUSKY      OH 44870    1                  05/19/05           00
0439388521                05                 07/01/05           0.0000
3271000783                O                  06/01/35
0

9956261       N67/G02     F                  267,600.00         ZZ
                          360                267,375.19         1
                          6.8750             1757.94            80
                          6.6250             1757.94
MASTIC        NY 11950    1                  05/20/05           00
0439425638                05                 07/01/05           0.0000
3274027910                O                  06/01/35
0

9956291       N67/G02     F                  750,000.00         ZZ
                          360                748,573.03         2
                          6.2500             4617.88            46
                          6.0000             4617.88
SAN FRANCISCO CA 94121    2                  04/15/05           00
0439429275                05                 06/01/05           0.0000
3347001797                O                  05/01/35
0

9956535       N67/G02     F                  95,250.00          ZZ
                          360                94,902.78          1
                          6.5000             602.04             80
                          6.2500             602.04
HOUSTON       TX 77040    1                  02/25/05           00
0439386913                03                 04/01/05           0.0000
1161010704                O                  03/01/35
0

9956553       N67/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.5000             780.00             80
                          6.2500             780.00
PRESCOTT VALLEAZ 86314    2                  04/22/05           00
0439428699                03                 06/01/05           0.0000
1161012136                O                  05/01/35
0

9956593       N67/G02     F                  62,800.00          ZZ
                          360                62,701.72          1
                          7.2500             428.41             80
                          7.0000             428.41
SPRING        TX 77379    1                  04/20/05           00
0439419649                03                 06/01/05           0.0000
1161012341                O                  05/01/35
0

9956629       N67/G02     F                  188,000.00         ZZ
                          360                187,720.09         1
                          7.5000             1314.52            80
                          7.2500             1314.52
EDINBURG      TX 78539    1                  04/25/05           00
0439382003                05                 06/01/05           0.0000
1161012521                O                  05/01/35
0

9956673       N67/G02     F                  84,550.00          ZZ
                          360                84,424.11          1
                          7.5000             591.19             95
                          7.2500             591.19
SHERMAN       TX 75090    1                  04/25/05           01
0439427824                05                 06/01/05           35.0000
1161012662                O                  05/01/35
0

9956687       N67/G02     F                  160,000.00         ZZ
                          360                159,865.58         1
                          6.8750             1051.09            80
                          6.6250             1051.09
HOUSTON       TX 77036    1                  05/06/05           00
0439386426                03                 07/01/05           0.0000
1161012725                O                  06/01/35
0

9956693       N67/G02     F                  103,000.00         ZZ
                          360                102,915.57         1
                          7.0000             685.26             80
                          6.7500             685.26
MCALLEN       TX 78504    1                  05/10/05           00
0439387432                05                 07/01/05           0.0000
1161012756                O                  06/01/35
0

9956749       N67/G02     F                  208,000.00         ZZ
                          360                207,919.99         1
                          6.3750             1105.00            80
                          6.1250             1105.00
PARAMOUNT     CA 90723    1                  04/25/05           00
0439356841                01                 06/01/05           0.0000
1162005362                O                  05/01/35
0

9956751       N67/G02     F                  200,800.00         ZZ
                          360                200,800.00         1
                          6.2500             1045.83            80
                          6.0000             1045.83
COLORADO SPRINCO 80915    1                  04/26/05           00
0439359241                05                 06/01/05           0.0000
1162005369                O                  05/01/35
0

9956761       N67/G02     F                  269,250.00         ZZ
                          360                269,250.00         1
                          6.7500             1514.53            80
                          6.5000             1514.53
PARKER        CO 80138    1                  04/27/05           00
0439356700                05                 06/01/05           0.0000
1162005457                O                  05/01/35
0

9956765       N67/G02     F                  114,000.00         ZZ
                          360                113,894.42         1
                          6.3750             711.21             72
                          6.1250             711.21
LAS VEGAS     NV 89119    5                  05/03/05           00
0439358557                01                 07/01/05           0.0000
1162005512                O                  06/01/35
0

9956785       N67/G02     F                  114,000.00         ZZ
                          360                113,724.88         1
                          7.1250             768.04             95
                          6.8750             768.04
CADIZ         KY 42211    1                  03/03/05           10
0439357179                05                 05/01/05           35.0000
1165007755                O                  04/01/35
0

9956795       N67/G02     F                  196,500.00         ZZ
                          360                195,964.20         1
                          6.5000             1242.01            80
                          6.2500             1242.01
GOODYEAR      AZ 85338    1                  03/15/05           00
0439387788                03                 05/01/05           0.0000
1165007807                O                  04/01/35
0

9956797       N67/G02     F                  235,200.00         ZZ
                          360                235,200.00         1
                          6.8750             1347.50            80
                          6.6250             1347.50
PEWAUKEE      WI 53186    1                  03/31/05           00
0439372467                05                 05/01/05           0.0000
1165007823                O                  04/01/35
0

9956799       N67/G02     F                  212,800.00         ZZ
                          360                212,268.96         1
                          7.5000             1487.93            95
                          7.2500             1487.93
ARLINGTON     TX 76016    1                  03/18/05           10
0439371626                05                 05/01/05           35.0000
1165007825                O                  04/01/35
0

9956801       N67/G02     F                  195,020.00         ZZ
                          360                194,537.61         1
                          7.0000             1297.48            67
                          6.7500             1297.48
SPRING        TX 77373    1                  03/31/05           00
0439360181                03                 05/01/05           0.0000
1165007835                O                  04/01/35
0

9956823       N67/G02     F                  117,251.00         ZZ
                          360                117,019.00         1
                          7.0000             780.07             80
                          6.7500             780.07
ALBUQUERQUE   NM 87121    1                  04/06/05           00
0439386236                05                 06/01/05           0.0000
1165007908                O                  05/01/35
0

9956831       N67/G02     F                  211,000.00         ZZ
                          360                210,608.10         1
                          6.3750             1316.37            64
                          6.1250             1316.37
DELANO        MN 55328    5                  04/05/05           00
0439356601                05                 06/01/05           0.0000
1165007927                O                  05/01/35
0

9956853       N67/G02     F                  142,500.00         ZZ
                          360                142,298.19         1
                          7.7500             1020.89            95
                          7.5000             1020.89
READING       PA 19606    1                  04/22/05           01
0439429069                05                 06/01/05           35.0000
3272000818                O                  05/01/35
0

9956873       N67/G02     F                  43,900.00          ZZ
                          360                43,862.21          1
                          6.7500             284.73             80
                          6.5000             284.73
MIDDLETOWN    PA 17057    1                  05/09/05           00
0439414376                05                 07/01/05           0.0000
3272000858                O                  06/01/35
0

9956877       N67/G02     F                  104,500.00         ZZ
                          360                104,352.02         2
                          7.7500             748.65             95
                          7.5000             748.65
HAZLETON      PA 18201    1                  04/29/05           12
0439358813                05                 06/01/05           35.0000
3272000868                O                  05/01/35
0

9956915       N67/G02     F                  500,000.00         ZZ
                          360                496,014.32         2
                          5.8750             2957.69            63
                          5.6250             2957.69
BAYSIDE       NY 11361    5                  04/14/05           00
0439432212                05                 06/01/05           0.0000
3274025364                O                  05/01/35
0

9956921       N67/G02     F                  205,000.00         ZZ
                          360                202,530.18         1
                          5.8750             1212.65            67
                          5.6250             1212.65
LITTLE FALLS  NJ 07424    5                  03/14/05           00
0439412701                05                 05/01/05           0.0000
3274025437                O                  04/01/35
0

9956931       N67/G02     F                  227,500.00         ZZ
                          360                226,800.75         1
                          5.8750             1345.75            60
                          5.6250             1345.75
LITTLE FALLS  NJ 07424    5                  03/22/05           00
0439432782                05                 05/01/05           0.0000
3274025755                O                  04/01/35
0

9956939       N67/G02     F                  567,000.00         ZZ
                          360                566,292.70         1
                          8.3750             4309.61            90
                          7.5550             4309.61
SMITHTOWN     NY 11787    1                  04/26/05           26
0439412107                05                 06/01/05           30.0000
3274025855                O                  05/01/35
0

9956965       N67/G02     F                  484,000.00         ZZ
                          360                484,000.00         1
                          6.5000             2621.67            80
                          6.2500             2621.67
OXFORD        CT 06478    1                  04/19/05           00
0439357070                05                 06/01/05           0.0000
3274026192                O                  05/01/35
0

9956981       N67/G02     F                  288,000.00         ZZ
                          360                287,538.01         1
                          7.1250             1940.31            80
                          6.8750             1940.31
FARMINGTON    MN 55024    1                  04/22/05           00
0439372327                05                 06/01/05           0.0000
1165007954                O                  05/01/35
0

9956989       N67/G02     F                  374,800.00         ZZ
                          360                374,086.89         1
                          6.2500             2307.71            80
                          6.0000             2307.71
VICTORIA      MN 55386    1                  04/29/05           00
0439426859                05                 06/01/05           0.0000
1165007971                O                  05/01/35
0

9956991       N67/G02     F                  241,600.00         ZZ
                          360                241,240.28         1
                          7.5000             1689.30            95
                          7.2500             1689.30
TOLLESON      AZ 85353    1                  04/25/05           10
0439358102                05                 06/01/05           35.0000
1165007988                O                  05/01/35
0

9956999       N67/G02     F                  152,217.00         ZZ
                          360                152,072.57         1
                          6.2500             937.23             80
                          6.0000             937.23
FERNLEY       NV 89408    1                  05/10/05           00
0439414004                05                 07/01/05           0.0000
1260301039                O                  06/01/35
0

9957027       N67/G02     F                  169,000.00         ZZ
                          360                168,847.23         1
                          6.5000             1068.19            63
                          6.2500             1068.19
LAS VEGAS     NV 89120    1                  05/17/05           00
0439428731                03                 07/01/05           0.0000
1390300194                O                  06/01/35
0

9957033       N67/G02     F                  159,000.00         ZZ
                          360                158,690.13         1
                          6.1250             966.10             25
                          5.8750             966.10
MESA          AZ 85207    2                  04/26/05           00
0439415332                03                 06/01/05           0.0000
1750004259                O                  05/01/35
0

9957037       N67/G02     F                  182,000.00         ZZ
                          360                181,827.31         1
                          6.2500             1120.61            70
                          6.0000             1120.61
PHOENIX       AZ 85013    5                  05/03/05           00
0439428251                05                 07/01/05           0.0000
1750300557                O                  06/01/35
0

9957059       N67/G02     F                  202,818.00         ZZ
                          360                202,818.00         1
                          6.0000             1014.09            80
                          5.7500             1014.09
CHANDLER      AZ 85249    1                  04/26/05           00
0439413519                03                 06/01/05           0.0000
1760006960                O                  05/01/35
0

9957067       N67/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.7500             1162.50            80
                          7.5000             1162.50
SCOTTSDALE    AZ 85253    1                  05/10/05           00
0439373309                01                 07/01/05           0.0000
1760300945                O                  06/01/35
0

9957119       N67/G02     F                  126,000.00         ZZ
                          360                125,765.98         1
                          6.3750             786.08             58
                          6.1250             786.08
BOCA RATON    FL 33433    5                  04/18/05           00
0439378837                03                 06/01/05           0.0000
3252009963                O                  05/01/35
0

9957147       N67/G02     F                  596,000.00         ZZ
                          360                596,000.00         1
                          6.5000             3228.33            80
                          6.2500             3228.33
MIAMI BEACH   FL 33139    1                  04/29/05           00
0439363219                06                 06/01/05           0.0000
3252010108                O                  05/01/35
0

9957161       N67/G02     F                  261,000.00         ZZ
                          360                260,526.82         1
                          6.5000             1649.70            74
                          6.2500             1649.70
SARASOTA      FL 34231    5                  04/11/05           00
0439360231                05                 06/01/05           0.0000
3253000298                O                  05/01/35
0

9957271       N67/G02     F                  109,600.00         ZZ
                          360                109,392.76         1
                          6.3750             683.76             80
                          6.1250             683.76
PENSACOLA     FL 32526    1                  04/29/05           00
0439426966                05                 06/01/05           0.0000
3253000790                O                  05/01/35
0

9957279       N67/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.7500             585.00             80
                          6.5000             585.00
SEFFNER       FL 33584    1                  05/03/05           00
0439426305                05                 07/01/05           0.0000
3253000841                O                  06/01/35
0

9957615       E22/G02     F                  137,750.00         ZZ
                          360                137,750.00         1
                          6.2500             717.45             95
                          6.0000             717.45
ALBUQUERQUE   NM 87112    1                  05/26/05           04
0424092344                09                 07/01/05           30.0000
0424092344                O                  06/01/35
0

9958341       462/G02     F                  197,600.00         ZZ
                          360                197,232.99         1
                          6.3750             1232.77            95
                          6.1250             1232.77
WESLEY CHAPEL FL 33544    1                  04/25/05           11
0439368440                03                 06/01/05           30.0000
0008725186                O                  05/01/35
0

9958353       462/G02     F                  115,200.00         ZZ
                          360                115,001.06         1
                          6.7500             747.19             80
                          6.5000             747.19
BAYTOWN       TX 77521    1                  04/27/05           00
0439368507                03                 06/01/05           0.0000
0008682486                O                  05/01/35
0

9958371       462/G02     F                  192,800.00         ZZ
                          360                192,450.46         1
                          6.5000             1218.63            95
                          6.2500             1218.63
PHOENIX       AZ 85086    1                  04/13/05           04
0439368325                03                 06/01/05           30.0000
5069588                   O                  05/01/35
0

9958377       462/G02     F                  170,300.00         ZZ
                          360                170,300.00         1
                          5.8750             833.76             80
                          5.6250             833.76
CYPRESS       TX 77433    1                  05/20/05           00
0439369414                03                 07/01/05           0.0000
6554380                   O                  06/01/35
0

9958381       462/G02     F                  175,950.00         ZZ
                          360                175,638.66         1
                          6.6250             1126.63            90
                          6.3750             1126.63
CARY          IL 60013    1                  04/27/05           01
0439365149                01                 06/01/05           25.0000
8551681                   O                  05/01/35
0

9958397       462/G02     F                  150,900.00         ZZ
                          360                150,598.21         1
                          5.9900             903.76             80
                          5.7400             903.76
LAKEVILLE     MN 55044    1                  04/29/05           00
0439368309                01                 06/01/05           0.0000
0007837982                O                  05/01/35
0

9958399       462/G02     F                  116,800.00         ZZ
                          360                116,588.24         1
                          6.5000             738.26             80
                          6.2500             738.26
FORT WORTH    TX 76131    1                  04/22/05           00
0439373002                03                 06/01/05           0.0000
0008542888                O                  05/01/35
0

9958407       462/G02     F                  116,300.00         ZZ
                          360                116,078.72         1
                          6.2500             716.08             80
                          6.0000             716.08
KATY          TX 77493    1                  04/26/05           00
0439365537                03                 06/01/05           0.0000
0008711889                O                  05/01/35
0

9958425       462/G02     F                  114,750.00         ZZ
                          360                114,531.67         1
                          6.2500             706.54             80
                          6.0000             706.54
GRAND PRIARIE TX 75052    1                  04/14/05           00
0439361643                03                 06/01/05           0.0000
0007022882                O                  05/01/35
0

9958445       462/G02     F                  184,750.00         ZZ
                          360                183,842.91         1
                          6.1250             1122.57            95
                          5.8750             1122.57
RIVERVIEW     FL 33569    1                  01/31/05           12
0439366402                03                 03/01/05           30.0000
7013881                   O                  02/01/35
0

9958455       462/G02     F                  143,750.00         ZZ
                          360                143,599.91         1
                          5.7500             838.89             80
                          5.5000             838.89
STILLWATER    MN 55082    1                  05/19/05           00
0439361163                01                 07/01/05           0.0000
8883183                   O                  06/01/35
0

9958931       462/G02     F                  179,550.00         ZZ
                          360                179,239.95         1
                          6.7500             1164.56            95
                          6.5000             1164.56
WAXAHACHIE    TX 75165    1                  04/27/05           11
0439368580                05                 06/01/05           30.0000
0008664286                O                  05/01/35
0

9958933       462/G02     F                  179,500.00         ZZ
                          360                179,190.03         1
                          6.7500             1164.24            95
                          6.5000             1164.24
YORKVILLE     IL 60560    1                  04/25/05           11
0439368572                05                 06/01/05           30.0000
0008533689                O                  05/01/35
0

9958937       462/G02     F                  194,800.00         ZZ
                          360                194,619.58         1
                          6.3750             1215.30            95
                          6.1250             1215.30
LAKEVILLE     MN 55044    1                  05/20/05           01
0439363086                01                 07/01/05           30.0000
0007784986                O                  06/01/35
0

9958949       462/G02     F                  194,350.00         ZZ
                          360                194,174.30         1
                          6.5000             1228.43            90
                          6.2500             1228.43
MIAMI         FL 33190    1                  05/13/05           12
0439363425                07                 07/01/05           25.0000
0006178784                O                  06/01/35
0

9958957       462/G02     F                  151,600.00         ZZ
                          360                151,311.55         1
                          6.2500             933.43             80
                          6.0000             933.43
COTTAGE GROVE MN 55016    1                  04/25/05           00
0439360439                01                 06/01/05           0.0000
0008454282                O                  05/01/35
0

9958959       462/G02     F                  224,100.00         ZZ
                          360                224,100.00         1
                          6.0000             1120.50            80
                          5.7500             1120.50
AURORA        CO 80018    1                  05/05/05           00
0439372889                03                 07/01/05           0.0000
0008946089                O                  06/01/35
0

9958973       462/G02     F                  160,950.00         ZZ
                          360                160,950.00         1
                          6.3750             855.05             95
                          6.1250             855.05
TUCSON        AZ 85746    1                  05/17/05           04
0439360009                03                 07/01/05           30.0000
0009001082                O                  06/01/35
0

9958985       462/G02     F                  99,150.00          ZZ
                          360                99,055.92          1
                          6.2500             610.49             80
                          6.0000             610.49
FORT WORTH    TX 76248    1                  05/16/03           00
0439368515                03                 07/01/05           0.0000
0008909483                O                  06/01/35
0

9958993       462/G02     F                  197,500.00         ZZ
                          360                197,150.52         1
                          6.6250             1264.62            90
                          6.3750             1264.62
ZEPHYRHILLS   FL 33544    1                  04/26/05           04
0439353277                03                 06/01/05           25.0000
0007513989                O                  05/01/35
0

9958995       462/G02     F                  129,600.00         ZZ
                          360                129,347.42         1
                          6.1250             787.47             80
                          5.8750             787.47
ALLEN         TX 75002    1                  04/29/05           00
0439368366                03                 06/01/05           0.0000
0008765687                O                  05/01/35
0

9959001       462/G02     F                  224,850.00         ZZ
                          360                224,302.69         1
                          6.1250             1366.22            65
                          5.8750             1366.22
TUCSON        AZ 85737    1                  04/22/05           00
0439369398                03                 06/01/05           0.0000
0007423189                O                  05/01/35
0

9959003       462/G02     F                  185,400.00         ZZ
                          360                185,029.94         1
                          6.0000             1111.57            80
                          5.7500             1111.57
SPRING        TX 77379    1                  04/14/05           00
0439372764                03                 06/01/05           0.0000
0008309189                O                  05/01/35
0

9959005       462/G02     F                  232,000.00         ZZ
                          360                231,558.58         1
                          6.2500             1428.47            80
                          6.0000             1428.47
MESA          AZ 85212    1                  04/12/05           00
0439368275                03                 06/01/05           0.0000
0008344780                O                  05/01/35
0

9959015       462/G02     F                  182,150.00         ZZ
                          360                181,795.00         1
                          6.1250             1106.77            80
                          5.8750             1106.77
FRISCO        TX 75034    1                  04/22/05           00
0439368762                03                 06/01/05           0.0000
0008530982                O                  05/01/35
0

9959027       462/G02     F                  152,750.00         ZZ
                          360                152,459.37         1
                          6.2500             940.51             80
                          6.0000             940.51
GRAND PRAIRIE TX 75052    1                  04/15/05           00
0439372715                03                 06/01/05           0.0000
0008370082                O                  05/01/35
0

9959087       H58/G02     F                  330,000.00         ZZ
                          360                330,000.00         1
                          6.0000             1650.00            75
                          5.7500             1650.00
SANTA MARIA   CA 93454    5                  05/11/05           00
0439353954                05                 07/01/05           0.0000
294878                    O                  06/01/35
0

9959153       H58/G02     F                  145,000.00         ZZ
                          360                144,855.65         1
                          6.0000             869.35             42
                          5.7500             869.35
WOODLAND      CA 95695    5                  05/10/05           00
0439356213                05                 07/01/05           0.0000
298066                    O                  06/01/35
0

9959157       H58/G02     F                  149,000.00         ZZ
                          360                148,858.62         1
                          6.2500             917.42             54
                          6.0000             917.42
SACRAMENTO    CA 95833    5                  05/03/05           00
0439358466                05                 07/01/05           0.0000
298761                    O                  06/01/35
0

9959195       H58/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          6.3750             1020.00            80
                          6.1250             1020.00
LAPINE        OR 97739    5                  05/13/05           00
0439356122                05                 07/01/05           0.0000
291516                    O                  06/01/35
0

9959199       H58/G02     F                  271,500.00         ZZ
                          360                271,500.00         1
                          6.2500             1414.06            75
                          6.0000             1414.06
SNOQUALMIE    WA 98065    5                  05/10/05           00
0439356130                05                 07/01/05           0.0000
293881                    O                  06/01/35
0

9959249       H58/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.6250             1214.58            90
                          6.3750             1214.58
PHOENIX       AZ 85032    1                  05/17/05           10
0439356411                05                 07/01/05           25.0000
301960                    O                  06/01/35
0

9959257       H58/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          6.1250             775.83             80
                          5.8750             775.83
MESA          AZ 85212    1                  05/13/05           00
0439358086                03                 07/01/05           0.0000
299694                    O                  06/01/35
0

9959303       H58/G02     F                  359,650.00         ZZ
                          360                358,949.10         1
                          6.1250             2185.27            80
                          5.8750             2185.27
WEST COVINA   CA 91790    5                  04/29/05           00
0439355934                05                 06/01/05           0.0000
279877                    O                  05/01/35
0

9959805       E22/G02     F                  267,000.00         ZZ
                          360                267,000.00         1
                          6.0000             1335.00            88
                          5.7500             1335.00
MOUNT VERNON  WA 98274    2                  05/25/05           10
0424311223                05                 07/01/05           25.0000
0424311223                O                  06/01/35
0

9960395       E22/G02     F                  85,405.00          ZZ
                          360                85,405.00          1
                          6.3750             532.82             95
                          6.1250             532.82
FORT WAYNE    IN 46825    1                  05/31/05           10
0424171726                05                 08/01/05           30.0000
0424171726                O                  07/01/35
0

9960625       E22/G02     F                  174,250.00         ZZ
                          360                174,056.69         1
                          6.8750             1144.70            85
                          6.6250             1144.70
FERNLEY       NV 89408    5                  05/24/05           01
0424252609                05                 07/01/05           12.0000
0424252609                O                  06/01/35
0

9964397       E22/G02     F                  128,250.00         ZZ
                          360                128,250.00         3
                          7.0000             853.25             95
                          6.7500             853.25
WATERBURY     CT 06704    1                  06/02/05           01
0423507920                05                 08/01/05           30.0000
0423507920                O                  07/01/35
0

9964597       E22/G02     F                  120,000.00         TX
                          240                119,751.62         1
                          6.3750             885.88             69
                          6.1250             885.88
RIO VISTA     TX 76093    5                  05/27/05           00
0424224731                05                 07/01/05           0.0000
0424224731                O                  06/01/25
0

9964693       E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.0000             1031.23            80
                          5.7500             1031.23
TRUSSVILLE    AL 35173    1                  06/02/05           00
0424325082                05                 08/01/05           0.0000
0424325082                O                  07/01/35
0

9967085       313/G02     F                  208,000.00         ZZ
                          360                207,820.91         1
                          6.7500             1349.09            80
                          6.5000             1349.09
FAIRHAVEN     MA 02719    5                  05/13/05           00
0439477316                05                 07/01/05           0.0000
10606754                  O                  06/01/35
0

9968925       E22/G02     F                  183,500.00         ZZ
                          360                183,500.00         1
                          6.6250             1013.07            87
                          6.3750             1013.07
BROOMFIELD    CO 80020    5                  05/31/05           04
0424198232                05                 08/01/05           25.0000
0424198232                O                  07/01/35
0

9973565       T08/G02     F                  164,000.00         ZZ
                          360                163,836.74         1
                          6.0000             983.26             45
                          5.7500             983.26
HOMOSASSA     FL 34448    2                  05/19/05           00
0439379322                05                 07/01/05           0.0000
14082430                  O                  06/01/35
0

9973605       T08/G02     F                  54,900.00          ZZ
                          360                54,863.16          1
                          8.0000             402.84             90
                          7.7500             402.84
LINTON        IN 47441    1                  05/20/05           11
0439466608                05                 07/01/05           30.0000
132314947                 O                  06/01/35
0

9973639       T08/G02     F                  127,600.00         ZZ
                          360                127,478.92         1
                          6.2500             785.66             80
                          6.0000             785.66
TAMPA         FL 33606    1                  05/18/05           00
0439390881                01                 07/01/05           0.0000
11094602                  O                  06/01/35
0

9973653       T08/G02     F                  152,800.00         ZZ
                          360                152,668.44         1
                          6.7500             991.06             80
                          6.5000             991.06
LEHIGH ACRES  FL 33971    2                  05/17/05           00
0439383100                05                 07/01/05           0.0000
11024470                  O                  06/01/35
0

9973657       T08/G02     F                  247,500.00         ZZ
                          360                247,276.26         1
                          6.5000             1564.37            90
                          6.2500             1564.37
BROOKSVILLE   FL 34604    5                  05/20/05           11
0439383456                05                 07/01/05           25.0000
14082400                  O                  06/01/35
0

9973673       T08/G02     F                  112,005.00         ZZ
                          360                111,908.57         1
                          6.7500             726.46             95
                          6.5000             726.46
TAMPA         FL 33612    1                  05/25/05           11
0439375759                05                 07/01/05           30.0000
14040403                  O                  06/01/35
0

9973685       T08/G02     F                  94,000.00          ZZ
                          360                93,773.14          1
                          7.1250             633.30             80
                          6.8750             633.30
PHOENIX       NY 13135    1                  03/29/05           00
0439383951                05                 05/01/05           0.0000
139000846                 O                  04/01/35
0

9973759       T08/G02     F                  667,920.00         ZZ
                          360                667,188.92         1
                          5.5000             3792.38            80
                          5.2500             3792.38
GREENWOOD VILLCO 80111    1                  05/23/05           00
0439377573                05                 07/01/05           0.0000
19990599                  O                  06/01/35
0

9973797       T08/G02     F                  127,120.00         ZZ
                          360                127,020.84         1
                          7.2500             867.18             80
                          7.0000             867.18
MIAMI         FL 33193    1                  05/19/05           00
0439376476                01                 07/01/05           0.0000
11250425                  O                  06/01/35
0

9976977       E82/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.1250             972.18             79
                          5.8750             972.18
ELLENSBURG    WA 98926    5                  06/03/05           00
0401128848                05                 08/01/05           0.0000
0401128848                O                  07/01/35
0

9977537       E22/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.7500             1459.35            90
                          6.5000             1459.35
KALAMAZOO     MI 49009    1                  06/09/05           04
0423794205                29                 08/01/05           25.0000
0423794205                O                  07/01/35
0

9977945       462/G02     F                  175,150.00         ZZ
                          360                175,009.93         1
                          7.1250             1180.02            80
                          6.8750             1180.02
TOLLESON      AZ 85353    1                  05/20/05           00
0439460791                05                 07/01/05           0.0000
0008055584                O                  06/01/35
0

9978069       462/G02     F                  232,800.00         ZZ
                          360                232,584.38         1
                          6.3750             1452.37            80
                          6.1250             1452.37
NORTH LAS VEGANV 89081    1                  05/24/05           00
0439453184                03                 07/01/05           0.0000
0008898785                O                  06/01/35
0

9978437       T08/G02     F                  359,650.00         ZZ
                          360                359,316.89         1
                          6.3750             2243.75            43
                          6.1250             2243.75
LAKE FOREST   CA 92630    2                  05/17/05           00
0439380676                03                 07/01/05           0.0000
45180066                  O                  06/01/35
0

9978461       T08/G02     F                  484,000.00         ZZ
                          360                483,603.27         1
                          7.0000             3220.06            80
                          6.7500             3220.06
LUTZ          FL 33549    5                  05/20/05           00
0439381294                03                 07/01/05           0.0000
14082399                  O                  06/01/35
0

9981379       L14/G02     F                  165,000.00         ZZ
                          360                164,831.77         1
                          5.8750             976.04             68
                          5.6250             976.04
LONGWOOD      FL 32791    1                  05/24/05           00
0439493198                09                 07/01/05           0.0000
100627252                 O                  06/01/35
0

9981443       L14/G02     F                  194,318.00         ZZ
                          360                194,318.00         1
                          6.5000             1052.56            80
                          6.2500             1052.56
SURPRISE      AZ 85374    1                  05/11/05           00
0439495516                03                 07/01/05           0.0000
112918910                 O                  06/01/35
0

9981447       L14/G02     F                  198,000.00         ZZ
                          360                197,841.66         1
                          7.1250             1333.97            80
                          6.8750             1333.97
MARICOPA      AZ 85239    1                  05/06/05           00
0439488677                03                 07/01/05           0.0000
112919650                 O                  06/01/35
0

9981483       L14/G02     F                  180,680.00         ZZ
                          360                180,495.78         1
                          5.8750             1068.80            65
                          5.6250             1068.80
PALM BEACH GARFL 33418    1                  05/24/05           00
0439494568                01                 07/01/05           0.0000
120004485                 O                  06/01/35
0

9981515       L14/G02     F                  161,760.00         ZZ
                          360                161,620.72         1
                          6.7500             1049.18            95
                          6.5000             1049.18
CANTON        MI 48188    1                  05/09/05           11
0439493230                01                 07/01/05           30.0000
123103865                 O                  06/01/35
0

9981527       L14/G02     F                  213,200.00         ZZ
                          360                213,057.39         1
                          6.2500             1110.42            80
                          6.0000             1110.42
HENDERSON     NV 89015    1                  05/16/05           00
0439493313                03                 07/01/05           0.0000
134305200                 O                  06/01/35
0

9981529       L14/G02     F                  238,400.00         ZZ
                          360                238,173.79         1
                          6.2500             1467.88            80
                          6.0000             1467.88
NORTH LAS VEGANV 89081    1                  05/26/05           00
0439493073                03                 07/01/05           0.0000
134305423                 O                  06/01/35
0

9981629       L14/G02     F                  206,400.00         ZZ
                          360                206,016.64         1
                          6.3750             1287.67            80
                          6.1250             1287.67
PLYMOUTH      MN 55442    1                  04/28/05           00
0439490541                05                 06/01/05           0.0000
207438665                 O                  05/01/35
0

9981637       L14/G02     F                  159,900.00         ZZ
                          360                159,649.77         1
                          7.2500             1090.80            80
                          7.0000             1090.80
COLORADO SPRINCO 80920    1                  04/28/05           00
0439492687                03                 06/01/05           0.0000
209508577                 O                  05/01/35
0

9981639       L14/G02     F                  175,000.00         ZZ
                          360                174,821.57         1
                          5.8750             1035.20            54
                          5.6250             1035.20
MIAMI         FL 33174    5                  05/03/05           00
0439492299                05                 07/01/05           0.0000
209606095                 O                  06/01/35
0

9981667       L14/G02     F                  232,000.00         ZZ
                          360                231,763.46         1
                          5.8750             1372.37            80
                          5.6250             1372.37
MCKINNEY      TX 75070    1                  05/24/05           00
0439494881                03                 07/01/05           0.0000
210332964                 O                  06/01/35
0

9981671       L14/G02     F                  239,920.00         ZZ
                          360                239,669.51         1
                          5.7500             1400.11            80
                          5.5000             1400.11
PLANO         TX 75093    1                  05/25/05           00
0439487059                03                 07/01/05           0.0000
210333013                 O                  06/01/35
0

9981719       L14/G02     F                  177,600.00         ZZ
                          360                177,414.57         1
                          5.7500             1036.43            80
                          5.5000             1036.43
RIVERTON      UT 84065    1                  05/16/05           00
0439492554                05                 07/01/05           0.0000
210714845                 O                  06/01/35
0

9981735       L14/G02     F                  168,400.00         ZZ
                          360                168,247.76         1
                          6.5000             1064.41            80
                          6.2500             1064.41
SHAWNEE       KS 66218    1                  05/09/05           00
0439489923                05                 07/01/05           0.0000
214508145                 O                  06/01/35
0

9981745       L14/G02     F                  240,000.00         ZZ
                          360                239,783.03         1
                          6.5000             1516.97            75
                          6.2500             1516.97
HOWELL        NJ 07731    5                  05/04/05           00
0439494964                05                 07/01/05           0.0000
214822227                 O                  06/01/35
0

9981783       L14/G02     F                  165,500.00         ZZ
                          360                165,131.26         1
                          5.8750             979.00             50
                          5.6250             979.00
CLINTON CORNERNY 12514    5                  05/20/05           00
0439496563                05                 07/01/05           0.0000
218307512                 O                  06/01/35
0

9981809       L14/G02     F                  185,000.00         ZZ
                          360                185,000.00         1
                          6.0000             925.00             73
                          5.7500             925.00
MARYSVILLE    WA 98271    1                  05/05/05           00
0439490491                05                 07/01/05           0.0000
220207847                 O                  06/01/35
0

9981833       L14/G02     F                  249,950.00         ZZ
                          360                249,699.75         1
                          6.0000             1498.58            56
                          5.7500             1498.58
ENUMCLAW      WA 98022    1                  05/01/05           00
0439493917                05                 07/01/05           0.0000
220627553                 O                  06/01/35
0

9981835       L14/G02     F                  249,375.00         ZZ
                          360                249,243.21         1
                          5.8750             1220.90            95
                          5.6250             1220.90
PUYALLUP      WA 98372    1                  05/19/05           11
0439490426                05                 07/01/05           30.0000
220627559                 O                  06/01/35
0

9981861       L14/G02     F                  175,000.00         ZZ
                          360                175,000.00         1
                          6.3750             929.69             60
                          6.1250             929.69
FRESNO        CA 93722    1                  05/05/05           00
0439489485                05                 07/01/05           0.0000
223801516                 O                  06/01/35
0

9981893       L14/G02     F                  214,800.00         ZZ
                          360                214,800.00         1
                          6.2500             1118.75            80
                          6.0000             1118.75
AUSTIN        TX 78731    4                  02/25/05           00
0439489626                05                 07/01/05           0.0000
225103073                 O                  06/01/35
0

9981967       L14/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          5.8750             908.67             80
                          5.6250             908.67
FRANKLIN      TN 37064    1                  05/13/05           00
0439493552                03                 07/01/05           0.0000
230330918                 O                  06/01/35
0

9982021       L14/G02     F                  199,810.00         ZZ
                          360                199,620.41         1
                          6.2500             1230.27            80
                          6.0000             1230.27
JUPITER FARMS FL 33478    1                  05/26/05           00
0439494261                05                 07/01/05           0.0000
233940066                 O                  06/01/35
0

9982039       L14/G02     F                  250,000.00         ZZ
                          360                249,471.53         1
                          5.7500             1458.93            57
                          5.5000             1458.93
WENHAM        MA 01984    5                  05/25/05           00
0439489840                05                 07/01/05           0.0000
235735010                 O                  06/01/35
0

9982069       L14/G02     F                  191,074.00         ZZ
                          360                191,074.00         1
                          6.5000             1034.98            80
                          6.2500             1034.98
SURPRISE      AZ 85374    1                  05/13/05           00
0439485624                03                 07/01/05           0.0000
283200305                 O                  06/01/35
0

9982071       L14/G02     F                  205,600.00         ZZ
                          360                205,418.60         1
                          6.6250             1316.48            80
                          6.3750             1316.48
NORFOLK       VA 23518    1                  05/31/05           00
0439494915                05                 07/01/05           0.0000
283500066                 O                  06/01/35
0

9982987       225/225     F                  194,000.00         ZZ
                          360                193,603.45         1
                          5.8750             1147.58            25
                          5.6250             1147.58
ORANGE PARK   FL 32003    2                  04/08/05           00
5731154                   05                 06/01/05           0.0000
5731154                   O                  05/01/35
0

9982989       225/225     F                  208,000.00         ZZ
                          360                207,631.95         1
                          6.6250             1331.85            80
                          6.3750             1331.85
MIDDLE RIVER  MD 21220    5                  03/31/05           00
5717111                   05                 06/01/05           0.0000
5717111                   O                  05/01/35
0

9983255       225/225     F                  200,000.00         ZZ
                          360                199,284.88         1
                          6.6250             1280.62            80
                          6.3750             1280.62
BOCA RATON    FL 33431    1                  02/14/05           00
3908037                   05                 04/01/05           0.0000
3908037                   O                  03/01/35
0

9984511       462/G02     F                  148,950.00         ZZ
                          360                148,805.23         1
                          6.1250             905.04             80
                          5.8750             905.04
BAKERSFIELD   CA 93307    1                  05/20/05           00
0439472267                05                 07/01/05           0.0000
6810089                   O                  06/01/35
0

9984523       462/G02     F                  241,750.00         ZZ
                          360                241,531.45         1
                          6.5000             1528.03            79
                          6.2500             1528.03
ODENTON       MD 21113    1                  05/27/05           00
0439477670                01                 07/01/05           0.0000
8469884                   O                  06/01/35
0

9984573       462/G02     F                  183,700.00         ZZ
                          360                183,529.86         1
                          6.3750             1146.05            95
                          6.1250             1146.05
YORKVILLE     IL 60560    1                  05/31/05           04
0439468562                01                 07/01/05           30.0000
0008889180                O                  06/01/35
0

9984617       462/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          6.0000             1040.00            59
                          5.7500             1040.00
MORENO VALLEY CA 92555    1                  05/19/05           00
0439467119                03                 07/01/05           0.0000
0008533788                O                  06/01/35
0

9986579       E22/G02     F                  275,500.00         ZZ
                          360                275,500.00         1
                          6.5000             1741.35            95
                          6.2500             1741.35
LLANO         TX 78643    1                  06/07/05           04
0424208189                05                 08/01/05           30.0000
0424208189                O                  07/01/35
0

9986629       E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.0000             1414.94            80
                          5.7500             1414.94
SALEM         OR 97301    1                  06/14/05           00
0424339372                05                 08/01/05           0.0000
0424339372                O                  07/01/35
0

9987019       225/G02     F                  164,300.00         ZZ
                          360                164,140.30         1
                          6.1250             998.31             70
                          5.8750             998.31
MORENO VALLEY CA 92553    5                  05/03/05           00
0439450685                05                 07/01/05           0.0000
7807415                   O                  06/01/35
0

9988991       E22/G02     F                  238,000.00         ZZ
                          240                237,514.71         1
                          6.5000             1774.46            70
                          6.2500             1774.46
LINDEN        NJ 07036    5                  05/26/05           00
0424228047                05                 07/01/05           0.0000
0424228047                O                  06/01/25
0

9989081       E22/G02     F                  205,600.00         ZZ
                          360                205,600.00         1
                          6.5000             1113.67            80
                          6.2500             1113.67
EDEN          MD 21822    2                  06/14/05           00
0424326007                05                 08/01/05           0.0000
0424326007                O                  07/01/35
0

9989323       E22/G02     F                  188,300.00         ZZ
                          360                188,300.00         1
                          6.1250             961.11             80
                          5.8750             961.11
SEVERANCE     CO 80546    1                  06/20/05           00
0424485118                03                 08/01/05           0.0000
0424485118                O                  07/01/35
0

9989681       X08/G02     F                  195,920.00         ZZ
                          360                195,920.00         1
                          6.0000             1174.64            79
                          5.7500             1174.64
BOISE         ID 83709    2                  06/02/05           00
0439490582                03                 08/01/05           0.0000
2817872                   O                  07/01/35
0

9989717       U05/G02     F                  244,000.00         TX
                          360                244,000.00         1
                          6.6250             1562.36            80
                          6.3750             1562.36
MANVEL        TX 77578    5                  06/16/05           00
0439482621                03                 08/01/05           0.0000
3000766629                O                  07/01/35
0

9989899       E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          6.5000             1194.61            84
                          6.2500             1194.61
OAK LAWN      IL 60453    2                  06/16/05           01
0424196525                05                 08/01/05           12.0000
0424196525                O                  07/01/35
0

9992227       T08/G02     F                  149,000.00         ZZ
                          360                148,865.30         1
                          6.5000             941.78             77
                          6.2500             941.78
LEHIGH ACRES  FL 33971    4                  06/10/05           00
0439493669                05                 07/01/05           0.0000
11024469                  O                  06/01/35
0

9992273       T08/G02     F                  319,200.00         ZZ
                          360                319,200.00         1
                          6.6250             1762.25            80
                          6.3750             1762.25
MIAMI         FL 33170    1                  06/14/05           00
0439493461                05                 08/01/05           0.0000
11250824                  O                  07/01/35
0

9992283       T08/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.1250             911.42             47
                          5.8750             911.42
LITHIA        FL 33547    1                  06/07/05           00
0439484858                03                 08/01/05           0.0000
11290178                  O                  07/01/35
0

9992291       T08/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          6.7500             736.81             80
                          6.5000             736.81
SUMMERFIELD   FL 34491    1                  06/03/05           00
0439484965                05                 08/01/05           0.0000
11310112                  O                  07/01/35
0

9992335       T08/G02     F                  192,950.00         ZZ
                          360                192,950.00         1
                          5.6250             1110.73            77
                          5.3750             1110.73
APOPKA        FL 32712    2                  06/09/05           00
0439492125                03                 08/01/05           0.0000
19990611                  O                  07/01/35
0

9992361       T08/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          6.7500             891.00             80
                          6.5000             891.00
ATWATER       CA 95301    1                  06/09/05           00
0439492711                05                 08/01/05           0.0000
45130054                  O                  07/01/35
0

9992383       T08/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.1250             1361.05            80
                          5.8750             1361.05
BAKERSFIELD   CA 93307    2                  05/26/05           00
0439486747                05                 08/01/05           0.0000
45190214                  O                  07/01/35
0

9992413       T08/G02     F                  182,000.00         ZZ
                          360                182,000.00         1
                          6.8750             1042.71            80
                          6.6250             1042.71
ORLANDO       FL 32835    1                  06/10/05           00
0439484874                03                 08/01/05           0.0000
132030160                 O                  07/01/35
0

9992467       T08/G02     F                  158,650.00         ZZ
                          360                158,516.71         1
                          6.8750             1042.22            95
                          6.6250             1042.22
SUMMIT ARGO   IL 60501    1                  05/06/05           11
0439484114                05                 07/01/05           30.0000
139000914                 O                  06/01/35
0

9994599       X05/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.2500             1169.86            71
                          6.0000             1169.86
PHOENIX       AZ 85016    1                  06/10/05           00
0439485376                09                 08/01/05           0.0000
155050124                 O                  07/01/35
0

9994603       X05/G02     F                  248,800.00         ZZ
                          360                248,278.99         1
                          5.7500             1451.93            79
                          5.5000             1451.93
ALLYN         WA 98524    2                  04/12/05           00
0439485947                03                 06/01/05           0.0000
18504033                  O                  05/01/35
0

9994733       588/G02     F                  218,000.00         ZZ
                          360                217,793.16         1
                          6.2500             1342.26            69
                          6.0000             1342.26
CITY OF PHILADPA 19119    1                  05/16/05           00
0439494311                05                 07/01/05           0.0000
1147440                   O                  06/01/35
0

9994773       588/G02     F                  206,350.00         ZZ
                          360                206,101.58         1
                          6.0000             1237.17            80
                          5.7500             1237.17
POHATCONG TOWNNJ 08865    5                  05/27/05           00
0439501198                05                 07/01/05           0.0000
1150922                   O                  06/01/35
0

9994805       588/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.6250             1280.62            63
                          6.3750             1280.62
TOWN OF EAST FNY 12533    1                  06/03/05           00
0439500752                05                 08/01/05           0.0000
1152367                   O                  07/01/35
0

9994813       588/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.1250             1616.92            80
                          6.8750             1616.92
DELRAN        NJ 08075    1                  06/08/05           00
0439501958                05                 08/01/05           0.0000
1152428                   O                  07/01/35
0

9994817       588/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.1250             1239.64            80
                          6.8750             1239.64
OTISVILLE VILLNY 10963    1                  06/08/05           00
0439498346                05                 08/01/05           0.0000
1151404                   O                  07/01/35
0

9994843       588/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.2500             1231.43            71
                          6.0000             1231.43
MOORESTOWN    NJ 08057    1                  06/15/05           00
0439504614                05                 08/01/05           0.0000
1153169                   O                  07/01/35
0

9997229       E22/G02     F                  469,000.00         ZZ
                          360                469,000.00         1
                          6.0000             2811.89            59
                          5.7500             2811.89
SCIO          OR 97374    5                  06/24/05           00
0423960244                05                 08/01/05           0.0000
0423960244                O                  07/01/35
0

9997411       E22/G02     F                  206,200.00         ZZ
                          360                206,200.00         1
                          6.1250             1252.89            78
                          5.8750             1252.89
GRAND JUNCTIONCO 81503    1                  06/24/05           00
0424379055                03                 08/01/05           0.0000
0424379055                O                  07/01/35
0

9999409       N74/G02     F                  216,000.00         ZZ
                          360                215,588.53         1
                          6.2500             1329.95            74
                          6.0000             1329.95
PASADENA      MD 21122    5                  05/09/05           00
0439497736                05                 06/13/05           0.0000
0036516010                O                  05/13/35
0

10000121      E22/G02     F                  128,100.00         ZZ
                          360                128,100.00         1
                          6.1250             778.35             40
                          5.8750             778.35
SACRAMENTO    CA 95828    5                  06/17/05           00
0424484665                05                 08/01/05           0.0000
0424484665                O                  07/01/35
0

10001109      624/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          6.2500             862.00             80
                          6.0000             862.00
BAKERSFIELD   CA 93307    1                  06/15/05           00
0439502659                05                 08/01/05           0.0000
1000083669                O                  07/01/35
0

10001663      944/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          6.3750             986.00             80
                          6.1250             986.00
MARYSVILLE    CA 95901    5                  05/25/05           00
0439504192                05                 07/01/05           0.0000
1001830099                O                  06/01/35
0

10001681      944/G02     F                  222,400.00         ZZ
                          360                222,400.00         1
                          6.3750             1181.50            80
                          6.1250             1181.50
GLADSTONE     OR 97027    1                  06/07/05           00
0439504721                03                 08/01/05           0.0000
1001830342                O                  07/01/35
0

10001919      E22/G02     F                  194,750.00         ZZ
                          360                194,750.00         1
                          7.0000             1136.04            95
                          6.7500             1136.04
WARREN        MA 01083    5                  06/22/05           01
0423940857                05                 08/01/05           30.0000
0423940857                O                  07/01/35
0

10002737      624/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.0000             1000.00            80
                          5.7500             1000.00
BANNING       CA 92220    5                  06/09/05           00
0439503392                05                 08/01/05           0.0000
1000081686                O                  07/01/35
0

10003305      T51/G02     F                  103,200.00         ZZ
                          360                103,115.24         1
                          6.9900             685.90             80
                          6.7400             685.90
NEW HOLSTEIN  WI 53061    2                  06/21/05           00
0439506890                05                 07/27/05           0.0000
0000025812                O                  06/27/35
0

10003949      E22/G02     F                  194,400.00         ZZ
                          360                194,400.00         1
                          6.6250             1244.76            80
                          6.3750             1244.76
TULARE        CA 93274    5                  06/22/05           00
0424727519                05                 08/01/05           0.0000
0424727519                O                  07/01/35
0

10004977      944/G02     F                  182,000.00         ZZ
                          360                182,000.00         1
                          5.8750             1076.60            56
                          5.6250             1076.60
SACRAMENTO    CA 95834    5                  06/02/05           00
0439498338                05                 08/01/05           0.0000
1001829193                O                  07/01/35
0

10004981      944/G02     F                  176,250.00         ZZ
                          360                176,250.00         1
                          6.1250             899.61             75
                          5.8750             899.61
SACRAMENTO    CA 95822    5                  05/06/05           00
0439498544                05                 07/01/05           0.0000
1001821079                O                  06/01/35
0

10005089      U19/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          5.5000             709.74             57
                          5.2500             709.74
MIAMI         FL 33155    5                  06/17/05           00
0439502907                05                 08/01/05           0.0000
4501000408                O                  07/01/35
0

10005117      U19/G02     F                  195,700.00         ZZ
                          360                195,700.00         1
                          5.5000             1111.16            64
                          5.2500             1111.16
BROOKELAND    TX 75931    2                  06/22/05           00
0439504432                05                 08/01/05           0.0000
4505000385                O                  07/01/35
0

10006125      E22/G02     F                  193,600.00         ZZ
                          360                193,600.00         1
                          6.2500             1192.03            80
                          6.0000             1192.03
TACOMA        WA 98445    1                  06/27/05           00
0424459014                05                 08/01/05           0.0000
0424459014                O                  07/01/35
0

10006219      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.2500             1231.43            80
                          6.0000             1231.43
PHOENIX       AZ 85048    1                  06/29/05           00
0424516235                01                 08/01/05           0.0000
0424516235                O                  07/01/35
0

10006319      E22/G02     F                  217,892.00         ZZ
                          360                217,892.00         1
                          6.2500             1341.60            80
                          6.0000             1341.60
QUEEN CREEK   AZ 85242    1                  06/21/05           00
0424569440                03                 08/01/05           0.0000
0424569440                O                  07/01/35
0

10006453      E22/G02     F                  199,900.00         ZZ
                          360                199,900.00         1
                          6.6250             1279.98            80
                          6.3750             1279.98
CHANDLER      AZ 85225    1                  06/25/05           00
0424636876                03                 08/01/05           0.0000
0424636876                O                  07/01/35
0

10006841      U19/G02     F                  304,000.00         ZZ
                          360                304,000.00         1
                          5.6250             1750.00            80
                          5.3750             1750.00
COOPER CITY   FL 33328    2                  06/23/05           00
0439517376                05                 08/01/05           0.0000
4504000057                O                  07/01/35
0

10006845      U19/G02     F                  344,000.00         ZZ
                          360                344,000.00         1
                          5.6250             1980.26            80
                          5.3750             1980.26
CHEHALIS      WA 98532    5                  06/25/05           00
0439517210                05                 08/01/05           0.0000
4601000134                O                  07/01/35
0

10006873      U19/G02     F                  178,400.00         ZZ
                          360                178,400.00         1
                          6.6250             984.91             80
                          6.3750             984.91
AURORA        CO 80017    2                  06/24/05           00
0439517384                05                 08/01/05           0.0000
5001000514                O                  07/01/35
0

10006875      U19/G02     F                  217,600.00         ZZ
                          360                217,600.00         1
                          6.6250             1393.32            80
                          6.3750             1393.32
ANCHORAGE     AK 99515    1                  06/21/05           00
0439516063                05                 08/01/05           0.0000
5001000359                O                  07/01/35
0

Total Number of Loans     382

Total Original Balance    75,099,730.00

Total Principal Balance   75,015,291.18

Total Original P+I        454,636.56

Total Current P+I         454,632.74

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9669344       286/286     F                  167,250.00         ZZ
                          360                166,636.98         1
                          7.6250             1183.79            95
                          6.6500             1183.79
BOSSIER CITY  LA 71112    1                  01/21/05           41
0003569329                05                 03/01/05           30.0000
0003569329                O                  02/01/35
0

9669470       286/286     F                  147,250.00         ZZ
                          360                146,723.59         1
                          7.7500             1054.92            95
                          6.9970             1054.92
GLENDALE      AZ 85306    1                  01/27/05           41
0003855556                05                 03/01/05           30.0000
0003855556                O                  02/01/35
0

9734268       286/286     F                  130,000.00         ZZ
                          360                129,645.52         1
                          6.5000             821.69             79
                          6.2500             821.69
AMELIA        OH 45102    5                  03/14/05           00
0003861350                05                 05/01/05           0.0000
0003861350                O                  04/01/35
0

9734692       286/286     F                  132,000.00         ZZ
                          360                131,657.13         1
                          6.7500             856.15             80
                          6.5000             856.15
JOLIET        IL 60431    5                  03/14/05           00
0003919929                05                 05/01/05           0.0000
0003919929                O                  04/01/35
0

9734818       286/286     F                  140,600.00         ZZ
                          360                140,292.77         1
                          7.6250             995.16             95
                          6.8350             995.16
UNIONTOWN     OH 44685    1                  03/28/05           45
0003938964                05                 05/01/05           25.0000
0003938964                O                  04/01/35
0

9743572       286/286     F                  332,700.00         ZZ
                          360                331,333.17         1
                          5.8750             1968.05            97
                          5.6250             1968.05
ELK GROVE     CA 95757    1                  02/17/05           01
0003825626                05                 04/01/05           18.0000
0003825626                O                  03/01/35
0

9751490       Y21/G02     F                  163,500.00         ZZ
                          360                163,500.00         1
                          6.1250             834.53             70
                          5.8750             834.53
PALM BEACH GARFL 33418    1                  04/25/05           00
0439233263                09                 06/01/05           0.0000
205216790                 O                  05/01/35
0

9751522       Y21/G02     F                  142,500.00         ZZ
                          360                142,205.79         1
                          6.7500             801.56             95
                          6.5000             801.56
CLEARWATER    FL 33765    1                  04/12/05           04
0439233792                05                 06/01/05           30.0000
205239765                 O                  05/01/35
0

9751528       Y21/G02     F                  335,000.00         ZZ
                          360                335,000.00         1
                          6.2500             1744.79            77
                          6.0000             1744.79
TRINITY       FL 34655    1                  04/15/05           00
0439228503                03                 06/01/05           0.0000
205245374                 O                  05/01/35
0

9751560       Y21/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.0000             1750.00            70
                          5.7500             1750.00
LIGHTHOUSE POIFL 33064    5                  04/19/05           00
0439232380                05                 06/01/05           0.0000
205280943                 O                  05/01/35
0

9782170       Y21/G02     F                  263,000.00         ZZ
                          360                262,499.60         1
                          6.2500             1619.34            55
                          6.0000             1619.34
WINNETKA AREA CA 91306    5                  04/25/05           00
0439332073                05                 06/01/05           0.0000
205335357                 O                  05/01/35
0

9784086       286/286     F                  152,000.00         ZZ
                          360                151,386.37         1
                          6.7500             985.87             80
                          6.5000             985.87
PORT ORCHARD  WA 98366    5                  04/05/05           00
0003970354                05                 06/01/05           0.0000
0003970354                O                  05/01/35
0

9789130       286/286     F                  583,800.00         TX
                          360                582,662.25         1
                          6.1250             3547.24            80
                          5.8750             3547.24
DALLAS        TX 75252    5                  04/01/05           00
0003935753                03                 06/01/05           0.0000
0003935753                O                  05/01/35
0

9789288       286/286     F                  436,000.00         ZZ
                          360                435,676.42         1
                          7.5000             3048.58            80
                          7.2500             3048.58
PHILADELPHIA  PA 19129    1                  05/10/05           00
0003379403                05                 07/01/05           0.0000
0003379403                O                  06/01/35
0

9789300       286/286     F                  220,500.00         ZZ
                          360                220,305.45         1
                          6.6250             1411.89            58
                          6.3750             1411.89
YORKTOWN      VA 23693    2                  05/09/05           00
0003795147                03                 07/01/05           0.0000
0003795147                O                  06/01/35
0

9789322       286/286     F                  272,000.00         ZZ
                          360                271,754.10         1
                          6.5000             1719.23            80
                          6.2500             1719.23
VA BEACH      VA 23456    1                  05/12/05           00
0003930679                05                 07/01/05           0.0000
0003930679                O                  06/01/35
0

9789362       286/286     F                  273,888.00         ZZ
                          360                273,615.34         1
                          6.0000             1642.10            80
                          5.7500             1642.10
NORWALK       CA 90650    1                  05/12/05           00
0003987029                05                 07/01/05           0.0000
0003987029                O                  06/01/35
0

9789386       286/286     F                  364,000.00         ZZ
                          360                363,628.88         1
                          5.8750             2153.20            57
                          5.6250             2153.20
MANASSAS      VA 20112    1                  05/19/05           00
0004003961                05                 07/01/05           0.0000
0004003961                O                  06/01/35
0

9789412       286/286     F                  370,000.00         ZZ
                          360                369,345.30         1
                          6.6250             2369.16            84
                          6.3750             2369.16
MOUNT PLEASANTSC 29466    5                  04/14/05           04
0004014830                05                 06/01/05           12.0000
0004014830                O                  05/01/35
0

9789438       286/286     F                  331,400.00         ZZ
                          360                331,062.12         1
                          5.8750             1960.36            80
                          5.6250             1960.36
ROMOLAND      CA 92585    1                  05/09/05           00
0004027416                05                 07/01/05           0.0000
0004027416                O                  06/01/35
0

9789446       286/286     F                  505,000.00         ZZ
                          360                504,497.26         1
                          6.0000             3027.74            58
                          5.7500             3027.74
BLUE BELL     PA 19422    1                  05/11/05           00
0004028025                05                 07/01/05           0.0000
0004028025                O                  06/01/35
0

9789520       286/286     F                  304,800.00         ZZ
                          360                304,524.45         1
                          6.5000             1926.55            80
                          6.2500             1926.55
ALBUQUERQUE   NM 87123    5                  05/06/05           00
0004054204                05                 07/01/05           0.0000
0004054204                O                  06/01/35
0

9789588       286/286     F                  80,000.00          ZZ
                          360                79,925.90          1
                          6.3750             499.10             80
                          6.1250             499.10
HIALEAH       FL 33012    1                  05/20/05           00
0004087888                08                 07/01/05           0.0000
0004087888                O                  06/01/35
0

9798272       R68/G02     F                  93,500.00          ZZ
                          360                93,500.00          1
                          6.3750             583.32             51
                          6.1250             583.32
HOLLYWOOD     FL 33023    5                  06/03/05           00
0439423633                05                 08/01/05           0.0000
20050895                  O                  07/01/35
0

9815262       F28/G02     F                  520,000.00         ZZ
                          360                518,911.85         1
                          6.2500             3201.73            80
                          6.0000             3201.73
SAN DIEGO     CA 92119    5                  04/20/05           00
0439444480                05                 06/01/05           0.0000
3381261                   O                  05/01/35
0

9818298       956/956     F                  308,000.00         ZZ
                          360                307,385.23         1
                          6.0000             1846.62            56
                          5.7500             1846.62
SAN JOSE      CA 95111    5                  04/08/05           00
215030092                 05                 06/01/05           0.0000
215030092                 O                  05/01/35
0

9818302       956/956     F                  280,000.00         ZZ
                          360                279,413.94         1
                          5.7500             1634.00            66
                          5.5000             1634.00
COVINA        CA 91723    5                  04/20/05           00
615030038                 05                 06/01/05           0.0000
615030038                 O                  05/01/35
0

9818322       956/956     F                  260,000.00         ZZ
                          360                259,481.05         1
                          6.0000             1558.83            65
                          5.7500             1558.83
BETHEL        CT 06801    5                  04/16/05           00
1815030227                05                 06/01/05           0.0000
1815030227                O                  05/01/35
0

9818346       956/956     F                  97,000.00          ZZ
                          360                96,905.72          1
                          6.1250             589.38             53
                          5.8750             589.38
RIVERVIEW     FL 33569    5                  05/09/05           00
4115040081                03                 07/01/05           0.0000
4115040081                O                  06/01/35
0

9818350       956/956     F                  260,000.00         ZZ
                          360                259,747.29         1
                          6.1250             1579.79            47
                          5.8750             1579.79
FOUNTAIN VALLECA 92708    5                  05/19/05           00
7715050009                05                 07/01/05           0.0000
7715050009                O                  06/01/35
0

9839718       696/G02     F                  405,000.00         ZZ
                          360                405,000.00         1
                          6.8750             2320.31            90
                          6.6250             2320.31
WASHINGTON    DC 20018    1                  06/21/05           12
0439495797                05                 08/01/05           25.0000
33905080                  O                  07/01/35
0

9846682       696/G02     F                  279,900.00         ZZ
                          360                279,900.00         1
                          6.2500             1457.81            80
                          6.0000             1457.81
PURCELLVILLE  VA 20132    1                  06/24/05           00
0439503897                05                 08/01/05           0.0000
24005148                  O                  07/01/35
0

9853773       Q72/905     F                  400,000.00         ZZ
                          360                396,714.36         1
                          7.1250             2694.88            80
                          6.8750             2694.88
MANASSAS      VA 20111    5                  08/05/04           00
138889977                 05                 10/01/04           0.0000
138889977                 O                  09/01/34
0

9860047       E22/U57     F                  446,200.00         ZZ
                          360                446,200.00         1
                          6.6250             2463.40            78
                          6.3750             2463.40
IRVINE        CA 92614    5                  03/15/05           00
0423434992                03                 05/01/05           0.0000
0423434992                O                  04/01/35
0

9864773       E22/U57     F                  416,000.00         ZZ
                          360                414,865.68         2
                          6.5000             2629.40            80
                          6.2500             2629.40
VAN NUYS(LA)  CA 91406    5                  03/17/05           00
0423582238                05                 05/01/05           0.0000
0423582238                O                  04/01/35
0

9899115       N67/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.5000             736.67             80
                          6.2500             736.67
PHOENIX       AZ 85021    5                  03/28/05           00
0439206350                05                 05/01/05           0.0000
1161012114                O                  04/01/35
0

9899189       N67/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          5.7500             1533.33            80
                          5.5000             1533.33
BEL AIR       MD 21015    5                  04/04/05           00
0439201112                05                 06/01/05           0.0000
3274025504                O                  05/01/35
0

9899315       N67/G02     F                  492,000.00         ZZ
                          360                492,000.00         1
                          5.8750             2408.75            80
                          5.6250             2408.75
BREA          CA 92821    5                  03/18/05           00
0439205832                05                 05/01/05           0.0000
3318002757                O                  04/01/35
0

9899347       N67/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.3750             2125.00            78
                          6.1250             2125.00
LAKESIDE      CA 92040    5                  03/30/05           00
0439206954                05                 05/01/05           0.0000
3318002938                O                  04/01/35
0

9899711       L14/G02     F                  233,000.00         ZZ
                          360                233,000.00         1
                          6.2500             1213.54            43
                          6.0000             1213.54
ROHNERT PARK  CA 94928    5                  03/09/05           00
0439196270                05                 05/01/05           0.0000
223302854                 O                  04/01/35
0

9902547       L14/G02     F                  287,000.00         ZZ
                          360                281,624.48         1
                          5.7500             1375.21            77
                          5.5000             1350.41
LONG BEACH    CA 90805    5                  03/07/05           00
0439201831                05                 05/01/05           0.0000
217304161                 O                  04/01/35
0

9902551       L14/G02     F                  279,992.00         ZZ
                          360                279,992.00         1
                          6.1250             1429.13            80
                          5.8750             1429.13
WAXHAW        NC 28173    1                  03/23/05           00
0439201039                03                 05/01/05           0.0000
101123627                 O                  04/01/35
0

9905827       X08/G02     F                  50,500.00          ZZ
                          360                50,352.01          1
                          6.1250             306.84             61
                          5.8750             306.84
ST. GEORGE    UT 84770    5                  04/01/05           00
0439217837                01                 05/01/05           0.0000
2819490                   O                  04/01/35
0

9916735       A11/G02     F                  115,100.00         ZZ
                          360                115,100.00         1
                          6.3750             611.47             80
                          6.1250             611.47
WILMINGTON    NC 28405    5                  04/19/05           00
0439224411                05                 06/01/05           0.0000
4674846480                O                  05/01/35
0

9920555       E22/G02     F                  224,000.00         ZZ
                          360                223,573.81         1
                          6.2500             1379.21            43
                          6.0000             1379.21
NORWALK       CT 06851    5                  05/02/05           00
0423663384                05                 06/01/05           0.0000
0423663384                O                  05/01/35
0

9926451       E22/U57     F                  257,600.00         ZZ
                          360                257,367.12         1
                          6.5000             1628.21            70
                          6.2500             1628.21
MENOMONIE     WI 54751    5                  05/06/05           00
0423987858                05                 07/01/05           0.0000
0423987858                O                  06/01/35
0

9928823       E22/U57     F                  142,500.00         ZZ
                          360                142,394.25         1
                          7.5000             996.38             95
                          7.2500             996.38
DEARBORN      MI 48126    1                  05/12/05           10
0424123271                05                 07/01/05           30.0000
0424123271                O                  06/01/35
0

9932407       E22/U57     F                  58,050.00          ZZ
                          360                58,003.58          1
                          7.1250             391.09             90
                          6.8750             391.09
LAKE WORTH    FL 33467    1                  05/13/05           10
0424124055                01                 07/01/05           30.0000
0424124055                O                  06/01/35
0

9933237       L14/G02     F                  175,012.00         ZZ
                          360                175,011.99         1
                          5.8750             856.83             68
                          5.6250             856.83
AURORA        CO 80018    1                  04/25/05           00
0439338476                03                 06/01/05           0.0000
104129727                 O                  05/01/35
0

9933299       L14/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          6.1250             1347.50            80
                          5.8750             1347.50
BERLIN        MD 21811    1                  03/31/05           00
0439347717                03                 05/01/05           0.0000
126400648                 O                  04/01/35
0

9933333       L14/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.0000             820.00             80
                          5.7500             820.00
RAMSEY        MN 55303    5                  04/20/05           00
0439348798                05                 06/01/05           0.0000
208322672                 O                  05/01/35
0

9933397       L14/G02     F                  292,000.00         ZZ
                          360                291,403.11         1
                          5.8750             1727.30            80
                          5.6250             1727.30
CORPUS CHRISTITX 78414    2                  04/20/05           00
0439348749                05                 06/01/05           0.0000
211010288                 O                  05/01/35
0

9933487       L14/G02     F                  400,000.00         ZZ
                          360                399,999.99         1
                          6.8750             2291.67            79
                          6.6250             2291.67
DALLAS        TX 75229    1                  04/25/05           00
0439338203                03                 06/01/05           0.0000
215508706                 O                  05/01/35
0

9933497       L14/G02     F                  280,000.00         ZZ
                          360                279,441.11         1
                          6.0000             1678.75            41
                          5.7500             1678.75
BREA          CA 92821    5                  04/04/05           00
0439343625                05                 06/01/05           0.0000
216704810                 O                  05/01/35
0

9933527       L14/G02     F                  151,905.00         ZZ
                          360                151,649.03         1
                          6.8750             997.91             95
                          6.6250             997.91
PALMETTO      FL 34221    1                  04/18/05           11
0439337304                05                 06/01/05           30.0000
237000728                 O                  05/01/35
0

9933647       L14/G02     F                  510,300.00         ZZ
                          360                510,299.99         1
                          6.5000             2764.13            70
                          6.2500             2764.13
SANTA YNEZ    CA 93460    1                  04/22/05           00
0439337395                05                 06/01/05           0.0000
217340233                 O                  05/01/35
0

9933649       L14/G02     F                  248,000.00         ZZ
                          360                247,249.99         1
                          6.2500             1291.67            53
                          6.0000             1291.67
PASO ROBLES   CA 93446    5                  04/14/05           00
0439341447                03                 06/01/05           0.0000
217350062                 O                  05/01/35
0

9933725       L14/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          6.0000             564.00             47
                          5.7500             564.00
ARLINGTON     WA 98223    2                  04/18/05           00
0439337684                05                 06/01/05           0.0000
220207734                 O                  05/01/35
0

9933733       L14/G02     F                  267,000.00         ZZ
                          360                267,000.00         1
                          6.2500             1390.63            80
                          6.0000             1390.62
RENTON        WA 98058    5                  04/13/05           00
0439337155                03                 06/01/05           0.0000
220701428                 O                  05/01/35
0

9934183       944/G02     F                  359,000.00         ZZ
                          360                358,960.08         1
                          6.0000             1795.00            60
                          5.7500             1795.00
SAN LORENZO   CA 94580    2                  04/18/05           00
0439330325                09                 06/01/05           0.0000
1817343                   O                  05/01/35
0

9941249       944/G02     F                  350,350.00         ZZ
                          360                350,350.00         1
                          5.8750             1715.26            80
                          5.6250             1715.26
WINCHESTER    CA 92596    1                  04/22/05           00
0439330366                03                 06/01/05           0.0000
1001821322                O                  05/01/35
0

9941291       944/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.0000             1600.00            80
                          5.7500             1600.00
COMMERCE      CA 90040    1                  04/26/05           00
0439331000                05                 06/01/05           0.0000
1816738                   O                  05/01/35
0

9941311       944/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.2500             1437.50            80
                          6.0000             1437.50
GYPSUM        CO 81637    1                  05/03/05           00
0439330242                03                 07/01/05           0.0000
1001823368                O                  06/01/35
0

9941513       E22/U57     F                  250,000.00         ZZ
                          360                249,779.43         1
                          6.6250             1600.78            69
                          6.3750             1600.78
SELMA         CA 93662    5                  05/13/05           00
0424038206                05                 07/01/05           0.0000
0424038206                O                  06/01/35
0

9941757       E22/U57     F                  252,000.00         ZZ
                          360                252,000.00         1
                          6.5000             1365.00            80
                          6.2500             1365.00
JACKSON TOWNSHNJ 08527    5                  05/13/05           00
0423635283                05                 07/01/05           0.0000
0423635283                O                  06/01/35
0

9943959       E22/U57     F                  275,500.00         ZZ
                          360                275,500.00         1
                          6.8750             1578.39            95
                          6.6250             1578.39
BOTHELL       WA 98012    5                  05/11/05           01
0424095537                05                 07/01/05           30.0000
0424095537                O                  06/01/35
0

9943995       E22/G02     F                  338,388.00         ZZ
                          360                338,388.00         1
                          6.0000             1691.94            75
                          5.7500             1691.94
TURLOCK       CA 95382    1                  05/13/05           00
0424122620                05                 07/01/05           0.0000
0424122620                O                  06/01/35
0

9945251       E22/U57     F                  148,000.00         TX
                          360                147,869.42         1
                          6.6250             947.66             80
                          6.3750             947.66
ARLINGTON     TX 76017    5                  05/17/05           00
0424082337                05                 07/01/05           0.0000
0424082337                O                  06/01/35
0

9946263       U05/G02     F                  380,000.00         ZZ
                          360                379,648.04         1
                          6.3750             2370.71            80
                          6.1250             2370.71
PALM BEACH GARFL 33410    1                  05/20/05           00
0439340159                03                 07/01/05           0.0000
3000740192                O                  06/01/35
0

9946371       H58/G02     F                  633,750.00         ZZ
                          360                633,148.67         1
                          6.2500             3902.11            65
                          6.0000             3902.11
CLAYTON       CA 94517    5                  05/06/05           00
0439483157                05                 07/01/05           0.0000
0000300653                O                  06/01/35
0

9946497       025/025     F                  295,000.00         ZZ
                          360                295,000.00         1
                          5.7500             1413.54            79
                          5.5000             1413.54
GLENSIDE      PA 19038    2                  03/25/05           00
0143394047                05                 05/01/05           0.0000
0143394047                O                  04/01/35
0

9946661       025/025     F                  155,000.00         ZZ
                          360                154,363.23         1
                          5.8750             916.88             80
                          5.6250             916.88
ROANOKE       VA 24018    5                  02/24/05           00
0032191207                05                 04/01/05           0.0000
0032191207                O                  03/01/35
0

9946709       025/025     F                  112,000.00         ZZ
                          360                111,687.15         1
                          6.3750             698.73             75
                          6.1250             698.73
SAINT CLOUD   FL 34771    5                  03/16/05           00
0033808924                05                 05/01/05           0.0000
0033808924                O                  04/01/35
0

9946823       025/025     F                  272,000.00         ZZ
                          360                271,183.60         1
                          6.0000             1630.78            69
                          5.7500             1630.78
BENICIA       CA 94510    5                  03/11/05           00
0201407616                05                 05/01/05           0.0000
0201407616                O                  04/01/35
0

9946935       025/025     F                  130,000.00         ZZ
                          240                129,164.09         1
                          6.1250             940.76             57
                          5.8750             940.76
SURPRISE      AZ 85379    5                  03/22/05           00
0201443231                05                 05/01/05           0.0000
0201443231                O                  04/01/25
0

9946955       025/025     F                  500,000.00         ZZ
                          360                499,926.39         1
                          6.0000             2500.00            71
                          5.7500             2499.63
ELK GROVE     CA 95624    1                  03/22/05           00
0134979145                05                 05/01/05           0.0000
0134979145                O                  04/01/35
0

9947047       025/025     F                  216,000.00         ZZ
                          360                215,465.75         1
                          7.0000             1437.05            90
                          6.7500             1437.05
MARIPOSA      CA 95338    5                  03/24/05           04
0143041002                05                 05/01/05           25.0000
0143041002                O                  04/01/35
0

9947051       025/025     F                  67,000.00          ZZ
                          360                66,449.94          1
                          6.8750             440.14             76
                          6.6250             440.14
NEW HOLSTEIN  WI 53061    5                  03/17/05           00
0143041226                05                 05/01/05           0.0000
0143041226                O                  04/01/35
0

9947057       025/025     F                  145,000.00         ZZ
                          360                145,000.00         1
                          6.5000             785.42             78
                          6.2500             785.42
MARSHFIELD    MA 02050    2                  02/25/05           00
0143041861                01                 05/01/05           0.0000
0143041861                O                  04/01/35
0

9947105       025/025     F                  359,500.00         ZZ
                          360                357,892.59         1
                          6.3750             2242.81            78
                          6.1250             2242.81
LOMPOC        CA 93436    5                  03/10/05           00
0201450434                05                 05/01/05           0.0000
0201450434                O                  04/01/35
0

9947281       025/025     F                  148,000.00         ZZ
                          360                147,586.57         1
                          6.3750             923.33             73
                          6.1250             923.33
MESA          AZ 85215    5                  03/21/05           00
0143378784                03                 05/01/05           0.0000
0143378784                O                  04/01/35
0

9947371       025/025     F                  525,000.00         ZZ
                          360                522,348.09         1
                          6.8750             3448.88            80
                          6.6250             3448.88
SANTA CLARA   CA 95051    5                  02/28/05           00
0143149797                05                 04/01/05           0.0000
0143149797                O                  03/01/35
0

9947387       025/025     F                  275,000.00         ZZ
                          360                273,922.65         1
                          6.1250             1670.93            62
                          5.8750             1670.93
BUENA PARK    CA 90620    5                  02/22/05           00
0143153401                05                 04/01/05           0.0000
0143153401                O                  03/01/35
0

9947453       025/025     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.1250             1633.33            78
                          5.8750             1633.33
LOS ANGELES   CA 91042    5                  03/15/05           00
0143163863                05                 05/01/05           0.0000
0143163863                O                  04/01/35
0

9947467       025/025     F                  248,000.00         ZZ
                          360                247,307.23         1
                          6.3750             1547.20            80
                          6.1250             1547.20
ROSEVILLE     CA 95678    5                  03/17/05           00
0143165157                05                 05/01/05           0.0000
0143165157                O                  04/01/35
0

9947509       025/025     F                  359,650.00         ZZ
                          360                358,669.29         1
                          6.5000             2273.24            72
                          6.2500             2273.24
NIANTIC       CT 06357    5                  03/24/05           00
0143169860                05                 05/01/05           0.0000
0143169860                O                  04/01/35
0

9947557       025/025     F                  533,000.00         ZZ
                          360                531,386.97         1
                          6.0000             2665.00            70
                          5.7500             2659.61
LAKESIDE      CA 92040    5                  03/11/05           00
0143201168                05                 05/01/05           0.0000
0143201168                O                  04/01/35
0

9947577       025/025     F                  207,992.00         ZZ
                          360                207,992.00         1
                          6.0000             1039.96            80
                          5.7500             1039.96
MIAMI         FL 33177    1                  02/25/05           00
0029129657                05                 04/01/05           0.0000
0029129657                O                  03/01/35
0

9947697       025/025     F                  284,000.00         ZZ
                          360                282,989.38         1
                          6.6250             1818.48            80
                          6.3750             1818.48
TAMPA         FL 33611    5                  02/22/05           00
0143284107                05                 04/01/05           0.0000
0143284107                O                  03/01/35
0

9947869       T08/G02     F                  370,000.00         ZZ
                          360                369,622.77         1
                          5.8750             2188.69            71
                          5.6250             2188.69
UPLAND        CA 91786    5                  05/03/05           00
0439350836                05                 07/01/05           0.0000
45200058                  O                  06/01/35
0

9949049       X05/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          5.7500             1265.00            60
                          5.5000             1265.00
CORONA        CA 92882    5                  05/16/05           00
0439343245                05                 07/01/05           0.0000
11505041                  O                  06/01/35
0

9951279       808/G02     F                  275,000.00         ZZ
                          360                274,476.76         1
                          6.2500             1693.23            73
                          6.0000             1693.23
MORENO VALLEY CA 92555    5                  04/15/05           00
0439342080                05                 06/01/05           0.0000
9338338                   O                  05/01/35
0

9951375       808/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          5.8750             1312.08            80
                          5.6250             1312.08
AUBURN        CA 95603    1                  05/02/05           00
0439338138                05                 07/01/05           0.0000
9338772                   O                  06/01/35
0

9952073       A11/G02     F                  276,425.00         ZZ
                          360                276,175.10         1
                          6.5000             1747.20            71
                          6.2500             1747.20
NEW BEDFORD   MA 02740    5                  05/06/05           00
0439345018                05                 07/01/05           0.0000
4674792739                O                  06/01/35
0

9952151       A11/G02     F                  277,275.00         ZZ
                          360                277,275.00         1
                          7.5000             1732.97            95
                          7.2500             1732.97
MILLVILLE     NJ 08332    1                  05/13/05           04
0439345950                05                 07/01/05           30.0000
4673861194                O                  06/01/35
0

9952251       E82/G02     F                  175,200.00         ZZ
                          360                175,045.42         1
                          6.6250             1121.83            91
                          6.3750             1121.83
MINOOKA       IL 60447    2                  05/24/05           04
0401096615                03                 07/01/05           30.0000
0401096615                O                  06/01/35
0

9952641       808/G02     F                  293,300.00         ZZ
                          360                293,300.00         1
                          5.8750             1435.95            70
                          5.6250             1435.95
MANTECA       CA 95336    5                  05/02/05           00
0439343294                05                 07/01/05           0.0000
9437630                   O                  06/01/35
0

9952801       A11/G02     F                  160,000.00         ZZ
                          360                159,855.36         1
                          6.5000             1011.31            80
                          6.2500             1011.31
GROSSE POINTE MI 48230    5                  05/16/05           00
0439340928                05                 07/01/05           0.0000
7275034286                O                  06/01/35
0

9953815       N67/G02     F                  284,525.00         ZZ
                          360                284,525.00         1
                          7.3750             1748.64            95
                          6.5550             1748.64
GAITHERSBURG  MD 20879    1                  03/17/05           37
0439383407                03                 05/01/05           35.0000
3275005551                O                  04/01/35
0

9953833       N67/G02     F                  340,000.00         ZZ
                          240                337,876.94         1
                          6.3750             2509.99            80
                          6.1250             2509.99
QUEENS VILLAGENY 11427    5                  03/25/05           00
0439410820                05                 05/01/05           0.0000
3275005570                O                  04/01/25
0

9953845       N67/G02     F                  315,000.00         ZZ
                          360                314,469.20         1
                          6.8750             2069.33            80
                          6.6250             2069.33
STRATHAM      NH 03885    2                  04/11/05           00
0439372293                05                 06/01/05           0.0000
3275005612                O                  05/01/35
0

9954049       N67/G02     F                  243,400.00         ZZ
                          360                242,752.19         1
                          6.6250             1558.52            80
                          6.3750             1558.52
LAS VEGAS     NV 89131    1                  03/21/05           00
0439424409                03                 05/01/05           0.0000
3315005972                O                  04/01/35
0

9954077       N67/G02     F                  725,600.00         ZZ
                          360                725,600.00         1
                          6.6250             4005.92            75
                          6.3750             4005.92
PALM SPRINGS  CA 92262    1                  04/13/05           00
0439374109                03                 06/01/05           0.0000
3318003205                O                  05/01/35
0

9954089       N67/G02     F                  900,000.00         ZZ
                          360                900,000.00         1
                          6.0000             4500.00            67
                          5.7500             4500.00
DEL MAR       CA 92014    5                  05/05/05           00
0439425653                05                 07/01/05           0.0000
3318003497                O                  06/01/35
0

9955465       N67/G02     F                  219,300.00         ZZ
                          360                218,981.55         1
                          7.6250             1552.19            90
                          7.3750             1552.19
PORT ST LUCIE FL 34953    1                  04/28/05           12
0439423682                03                 06/01/05           30.0000
3254019609                O                  05/01/35
0

9955501       N67/G02     F                  201,100.00         ZZ
                          360                200,726.49         1
                          6.3750             1254.60            90
                          6.1250             1254.60
FORT MYERS    FL 33919    1                  04/27/05           01
0439355009                03                 06/01/05           30.0000
3254020122                O                  05/01/35
0

9955569       N67/G02     F                  35,500.00          ZZ
                          360                35,432.46          1
                          6.2500             218.58             20
                          6.0000             218.58
DELEWARE      OH 43015    1                  04/04/05           00
0439412248                05                 06/01/05           0.0000
3255006960                O                  05/01/35
0

9955629       N67/G02     F                  30,000.00          ZZ
                          360                29,944.29          1
                          6.3750             187.16             17
                          6.1250             187.16
KISSIMMEE     FL 34758    1                  04/11/05           00
0439357906                03                 06/01/05           0.0000
3255007191                O                  05/01/35
0

9955651       N67/G02     F                  328,000.00         ZZ
                          360                326,967.72         1
                          5.7500             1914.12            80
                          5.5000             1914.12
FAIR LAWN     NJ 07410    5                  03/17/05           00
0439427048                05                 05/01/05           0.0000
3271000371                O                  04/01/35
0

9955905       N67/G02     F                  139,920.00         ZZ
                          360                139,695.55         1
                          7.1250             942.67             80
                          6.8750             942.67
ENFIELD       CT 06082    1                  04/28/05           00
0439424433                05                 06/01/05           0.0000
3274027282                O                  05/01/35
0

9955973       N67/G02     F                  384,000.00         ZZ
                          360                383,352.93         1
                          6.8750             2522.61            79
                          6.6250             2522.61
SILVER SPRING MD 20904    5                  04/22/05           00
0439426511                05                 06/01/05           0.0000
3274027488                O                  05/01/35
0

9955989       N67/G02     F                  302,000.00         ZZ
                          360                301,407.30         1
                          6.6250             1933.74            80
                          6.3750             1933.74
WORCESTER     MA 01605    1                  04/29/05           00
0439372897                05                 06/01/05           0.0000
3274027530                O                  05/01/35
0

9956103       N67/G02     F                  324,450.00         ZZ
                          360                324,450.00         2
                          6.2500             1689.84            90
                          6.0000             1689.84
BROOKLYN      NY 11233    1                  04/21/05           96
0439410663                05                 06/01/05           0.0000
3274026827                O                  05/01/35
0

9956279       N67/G02     F                  203,200.00         ZZ
                          360                203,029.29         1
                          6.8750             1334.88            80
                          6.6250             1334.88
CAPE CORAL    FL 33991    1                  05/13/05           00
0439413352                05                 07/01/05           0.0000
3339001980                O                  06/01/35
0

9956705       N67/G02     F                  498,750.00         ZZ
                          360                498,750.00         1
                          7.8750             3273.05            95
                          7.6250             3273.05
CHANDLER      AZ 85225    1                  05/13/05           01
0439422478                03                 07/01/05           35.0000
1161012825                O                  06/01/35
0

9956791       N67/G02     F                  321,872.00         ZZ
                          360                321,075.87         1
                          7.0000             2141.42            80
                          6.7500             2141.42
AURORA        CO 80016    1                  03/25/05           00
0439429028                03                 05/01/05           0.0000
1165007797                O                  04/01/35
0

9956833       N67/G02     F                  135,074.00         ZZ
                          360                134,857.32         1
                          7.1250             910.02             95
                          6.8750             910.02
ALBUQUERQUE   NM 87121    1                  04/21/05           14
0439427451                05                 06/01/05           35.0000
1165007928                O                  05/01/35
0

9956891       N67/G02     F                  337,250.00         ZZ
                          360                336,945.12         1
                          6.5000             2131.65            95
                          6.2500             2131.65
BROOKLYN      NY 11234    1                  05/18/05           01
0439413154                05                 07/01/05           35.0000
3274023111                O                  06/01/35
0

9956901       N67/G02     F                  147,900.00         ZZ
                          360                147,638.30         1
                          6.6250             947.02             80
                          6.3750             947.02
DERRY         NH 03038    1                  04/29/05           00
0439427337                05                 06/01/05           0.0000
3274024714                O                  05/01/35
0

9957041       N67/G02     F                  320,000.00         ZZ
                          360                319,419.86         1
                          6.5000             2022.62            80
                          6.2500             2022.62
CHANDLER      AZ 85248    5                  04/28/05           00
0439360132                03                 06/01/05           0.0000
1750300562                O                  05/01/35
0

9957043       N67/G02     F                  297,263.00         ZZ
                          360                297,263.00         1
                          6.2500             1548.24            80
                          6.0000             1548.24
CHANDLER      AZ 85249    1                  05/02/05           00
0439363599                03                 07/01/05           0.0000
1760006501                O                  06/01/35
0

9957053       N67/G02     F                  302,598.00         ZZ
                          360                302,598.00         1
                          6.5000             1639.07            80
                          6.2500             1639.07
CHANDLER      AZ 85249    1                  05/01/05           00
0439427246                03                 07/01/05           0.0000
1760006795                O                  06/01/35
0

9957157       N67/G02     F                  270,000.00         ZZ
                          360                269,533.77         1
                          6.7500             1751.21            60
                          6.5000             1751.21
TRUSSVILLE    AL 35173    1                  04/12/05           00
0439355314                03                 06/01/05           0.0000
3253000237                O                  05/01/35
0

9958333       462/G02     F                  203,750.00         ZZ
                          360                203,556.67         1
                          6.2500             1254.53            95
                          6.0000             1254.53
ZEPHYRHILLS   FL 33544    1                  05/13/05           04
0439373010                03                 07/01/05           30.0000
7570880                   O                  06/01/35
0

9958365       462/G02     F                  345,300.00         ZZ
                          360                344,972.36         1
                          6.2500             2126.08            80
                          6.0000             2126.08
GARDENA       CA 90247    1                  05/09/05           00
0439362856                03                 07/01/05           0.0000
6167688                   O                  06/01/35
0

9958369       462/G02     F                  130,350.00         ZZ
                          360                130,226.32         1
                          6.2500             802.59             80
                          6.0000             802.59
MARANA        AZ 85653    1                  05/02/05           00
0439354044                03                 07/01/05           0.0000
5263181                   O                  06/01/35
0

9958417       462/G02     F                  188,000.00         ZZ
                          360                187,659.16         1
                          6.5000             1188.29            95
                          6.2500             1188.29
ORLANDO       FL 32832    1                  04/21/05           11
0439353012                01                 06/01/05           30.0000
0008122988                O                  05/01/35
0

9958431       462/G02     F                  286,450.00         ZZ
                          360                285,930.68         1
                          6.5000             1810.56            80
                          6.2500             1810.56
KISSIMMEE     FL 34744    1                  04/18/05           00
0439355116                03                 06/01/05           0.0000
6791685                   O                  05/01/35
0

9958459       462/G02     F                  263,500.00         ZZ
                          360                263,231.34         1
                          5.8750             1558.71            57
                          5.6250             1558.71
MURRIETA      CA 92562    1                  05/06/05           00
0439368531                05                 07/01/05           0.0000
0008748188                O                  06/01/35
0

9958463       462/G02     F                  328,500.00         ZZ
                          360                328,195.74         1
                          6.3750             2049.42            80
                          6.1250             2049.42
CHICAGO       IL 60630    1                  05/16/05           00
0439369364                01                 07/01/05           0.0000
8494999                   O                  06/01/35
0

9958465       462/G02     F                  108,100.00         ZZ
                          360                107,908.72         1
                          6.6250             692.18             80
                          6.3750             692.18
HOUSTON       TX 77044    1                  04/15/05           00
0439367954                03                 06/01/05           0.0000
8524084                   O                  05/01/35
0

9958487       462/G02     F                  400,000.00         ZZ
                          360                399,309.26         1
                          6.7500             2594.40            90
                          6.5000             2594.40
INDIAN HEAD   MD 20640    1                  04/22/05           01
0439372822                03                 06/01/05           25.0000
0005619283                O                  05/01/35
0

9958929       462/G02     F                  445,000.00         ZZ
                          360                444,111.79         1
                          6.0000             2668.00            74
                          5.7500             2668.00
SAN CLEMENTE  CA 92673    1                  04/12/05           00
0439368358                01                 06/01/05           0.0000
0007884182                O                  05/01/35
0

9958939       462/G02     F                  342,500.00         ZZ
                          360                341,908.56         1
                          6.7500             2221.45            89
                          6.5000             2221.45
AUSTIN        TX 78738    1                  04/29/05           04
0439362229                03                 06/01/05           25.0000
0008361982                O                  05/01/35
0

9958943       462/G02     F                  391,150.00         ZZ
                          360                390,350.46         1
                          5.8750             2313.80            80
                          5.6250             2313.80
LA QUINTA     CA 92253    1                  04/27/05           00
0439351602                03                 06/01/05           0.0000
0006479281                O                  05/01/35
0

9958983       462/G02     F                  334,000.00         ZZ
                          360                333,379.65         1
                          6.3750             2083.73            80
                          6.1250             2083.73
GARDENA       CA 90247    1                  04/20/05           00
0439369455                03                 06/01/05           0.0000
0006344584                O                  05/01/35
0

9958987       462/G02     F                  356,000.00         ZZ
                          360                355,322.66         1
                          6.2500             2191.96            74
                          6.0000             2191.96
WINDSOR       CO 80550    1                  04/21/05           00
0439353020                03                 06/01/05           0.0000
0006179089                O                  05/01/35
0

9959025       462/G02     F                  251,750.00         ZZ
                          360                251,533.24         1
                          6.7500             1632.85            95
                          6.5000             1632.85
ORLANDO       FL 32828    1                  05/02/05           01
0439364886                03                 07/01/05           30.0000
0008521981                O                  06/01/35
0

9959029       462/G02     F                  329,750.00         ZZ
                          360                329,437.12         1
                          6.2500             2030.33            95
                          6.0000             2030.33
LAS VEGAS     NV 89149    1                  05/06/05           04
0439363409                03                 07/01/05           30.0000
0007351281                O                  06/01/35
0

9959041       462/G02     F                  274,150.00         ZZ
                          360                273,628.39         1
                          6.2500             1687.99            80
                          6.0000             1687.99
NAPLES        FL 34119    1                  04/29/05           00
0439368408                03                 06/01/05           0.0000
0007304389                O                  05/01/35
0

9959045       462/G02     F                  542,150.00         ZZ
                          360                541,067.86         1
                          6.0000             3250.47            75
                          5.7500             3250.47
ESCONDIDO     CA 92026    1                  04/07/05           00
0439351420                03                 06/01/05           0.0000
0008002982                O                  05/01/35
0

9959055       462/G02     F                  395,950.00         ZZ
                          360                395,214.58         1
                          6.3750             2470.22            90
                          6.1250             2470.22
MIAMI         FL 33194    1                  04/25/05           04
0439368523                05                 06/01/05           25.0000
0005314182                O                  05/01/35
0

9959097       H58/G02     F                  490,000.00         ZZ
                          360                490,000.00         1
                          6.1250             2501.04            70
                          5.8750             2501.04
DALY CITY     CA 94015    5                  05/02/05           00
0439358441                05                 07/01/05           0.0000
288372                    O                  06/01/35
0

9959137       H58/G02     F                  270,000.00         ZZ
                          360                270,000.00         1
                          6.1250             1378.13            73
                          5.8750             1378.13
LIVINGSTON    CA 95334    1                  05/09/05           00
0439358425                05                 07/01/05           0.0000
298643                    O                  06/01/35
0

9959165       H58/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          5.8750             1077.08            80
                          5.6250             1077.08
OROVILLE      CA 95965    5                  05/04/05           00
0439358722                05                 07/01/05           0.0000
297851                    O                  06/01/35
0

9959275       H58/G02     F                  269,600.00         ZZ
                          360                269,600.00         1
                          6.2500             1404.17            80
                          6.0000             1404.17
GLENDALE      AZ 85308    1                  05/04/05           00
0439360769                03                 07/01/05           0.0000
294631                    O                  06/01/35
0

9959305       H58/G02     F                  220,500.00         ZZ
                          360                220,500.00         1
                          6.8750             1263.28            90
                          6.6250             1263.28
LAKESIDE      CA 92040    1                  05/06/05           11
0439366485                01                 07/01/05           25.0000
299238                    O                  06/01/35
0

9964195       X64/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.2500             1970.30            80
                          6.0000             1970.30
SWARTZ CREEK  MI 48473    5                  05/27/05           00
0439361478                05                 08/01/05           0.0000
0000044469                O                  07/01/35
0

9964393       E22/G02     F                  90,250.00          ZZ
                          360                90,250.00          1
                          6.8750             592.88             95
                          6.6250             592.88
PENSACOLA     FL 32507    2                  05/27/05           04
0423441047                05                 08/01/05           30.0000
0423441047                O                  07/01/35
0

9964747       E22/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          6.3750             678.77             80
                          6.1250             678.77
WALLED LAKE   MI 48390    1                  06/02/05           00
0424382661                05                 08/01/05           0.0000
0424382661                O                  07/01/35
0

9965037       L49/G02     F                  141,500.00         ZZ
                          360                141,365.74         1
                          6.2500             871.24             80
                          6.0000             871.24
QUEEN CREEK   AZ 85242    1                  05/16/05           00
0439358078                03                 07/01/05           0.0000
10023104                  O                  06/01/35
0

9965213       E82/G02     F                  234,550.00         ZZ
                          360                234,550.00         1
                          6.5000             1482.52            79
                          6.2500             1482.52
FOUNTAIN HILLSAZ 85268    2                  06/01/05           00
0401124540                05                 08/01/05           0.0000
0401124540                O                  07/01/35
0

9965281       X08/G02     F                  136,800.00         ZZ
                          360                136,800.00         1
                          6.1200             697.68             80
                          5.8700             697.68
SARATOGA SPRINUT 84043    1                  05/12/05           00
0439363375                03                 07/01/05           0.0000
6052119                   O                  06/01/35
0

9965311       X08/G02     F                  189,600.00         ZZ
                          360                189,424.39         1
                          6.3750             1182.86            80
                          6.1250             1182.86
SALT LAKE CITYUT 84109    1                  05/18/05           00
0439363938                05                 07/01/05           0.0000
6054026                   O                  06/01/35
0

9965391       E82/G02     F                  109,000.00         ZZ
                          360                109,000.00         1
                          6.1250             662.29             25
                          5.8750             662.29
THE WOODLANDS TX 77381    2                  05/30/05           00
0401123401                03                 08/01/05           0.0000
0401123401                O                  07/01/35
0

9966761       E82/G02     F                  140,250.00         ZZ
                          360                140,250.00         1
                          6.5000             886.48             85
                          6.2500             886.48
SAN ANTONIO   TX 78240    2                  06/02/05           04
0401127592                03                 08/01/05           12.0000
0401127592                O                  07/01/35
0

9967089       313/G02     F                  70,000.00          ZZ
                          360                69,935.17          1
                          6.3750             436.71             30
                          6.1250             436.71
NORRISTOWN    PA 19401    1                  05/20/05           00
0439477266                01                 07/01/05           0.0000
10622108                  O                  06/01/35
0

9967093       313/G02     F                  300,000.00         ZZ
                          360                299,715.34         1
                          6.2500             1847.16            80
                          6.0000             1847.16
JEFFERSON     GA 30549    2                  05/26/05           00
0439477282                05                 07/01/05           0.0000
10662534                  O                  06/01/35
0

9967105       313/G02     F                  508,000.00         ZZ
                          360                507,517.98         2
                          6.2500             3127.85            80
                          6.0000             3127.85
GLENDALE      CA 91201    5                  05/11/05           00
0439379462                05                 07/01/05           0.0000
10662898                  O                  06/01/35
0

9968657       U05/G02     F                  120,000.00         ZZ
                          360                119,891.52         1
                          6.5000             758.48             71
                          6.2500             758.48
SAINT PETERSBUFL 33712    5                  05/24/05           00
0439372772                05                 07/01/05           0.0000
3000757258                O                  06/01/35
0

9968871       E22/G02     F                  78,280.00          ZZ
                          360                78,280.00          1
                          7.0000             520.80             95
                          6.7500             520.80
MARLOW        OK 73055    1                  06/06/05           10
0424153682                05                 08/01/05           30.0000
0424153682                O                  07/01/35
0

9969069       E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.7500             933.98             80
                          6.5000             933.98
EDWARDSBURG   MI 49112    5                  06/01/05           00
0424293637                05                 08/01/05           0.0000
0424293637                O                  07/01/35
0

9969105       E22/G02     F                  65,250.00          ZZ
                          360                65,250.00          1
                          6.7500             423.21             90
                          6.5000             423.21
SPRINGFIELD   MO 65802    1                  06/06/05           04
0424327385                05                 08/01/05           25.0000
0424327385                O                  07/01/35
0

9969143       E22/G02     F                  120,000.00         TX
                          360                120,000.00         1
                          6.6250             768.37             80
                          6.3750             768.37
DALLAS        TX 75243    5                  06/01/05           00
0424356046                05                 08/01/05           0.0000
0424356046                O                  07/01/35
0

9971469       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          6.6250             489.84             79
                          6.3750             489.84
MARION        IL 62959    5                  06/02/05           00
0424117752                05                 08/01/05           0.0000
0424117752                O                  07/01/35
0

9971675       E22/G02     F                  89,500.00          ZZ
                          360                89,500.00          1
                          6.8750             587.95             90
                          6.6250             587.95
OKLAHOMA CITY OK 73106    5                  06/02/05           10
0424376861                05                 08/01/05           25.0000
0424376861                O                  07/01/35
0

9974625       E22/G02     F                  86,260.00          ZZ
                          360                86,260.00          1
                          7.0000             573.89             95
                          6.7500             573.89
EDMOND        OK 73034    5                  06/03/05           04
0424073385                05                 08/01/05           30.0000
0424073385                O                  07/01/35
0

9974645       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.5000             530.94             95
                          6.2500             530.94
NEW BERN      NC 28560    5                  06/03/05           01
0424116911                05                 08/01/05           30.0000
0424116911                O                  07/01/35
0

9974701       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.1250             729.13             79
                          5.8750             729.13
CANON CITY    CO 81212    2                  06/03/05           00
0424213429                05                 08/01/05           0.0000
0424213429                O                  07/01/35
0

9974831       E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          6.5000             581.50             86
                          6.2500             581.50
BAYTOWN       TX 77520    4                  06/03/05           10
0424327922                05                 08/01/05           25.0000
0424327922                O                  07/01/35
0

9974917       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          6.8750             502.55             90
                          6.6250             502.55
FORT SMITH    AR 72904    5                  06/03/05           10
0424382042                05                 08/01/05           25.0000
0424382042                O                  07/01/35
0

9976967       E82/G02     F                  121,300.00         ZZ
                          360                121,300.00         1
                          6.1250             737.03             80
                          5.8750             737.03
ST CLOUD      FL 34771    2                  06/03/05           00
0401123161                05                 08/01/05           0.0000
0401123161                O                  07/01/35
0

9976973       E82/G02     F                  113,750.00         ZZ
                          360                113,750.00         1
                          6.5000             718.98             60
                          6.2500             718.98
MESA          AZ 85201    2                  06/03/05           00
0401131974                05                 08/01/05           0.0000
0401131974                O                  07/01/35
0

9976979       E82/G02     F                  95,700.00          ZZ
                          360                95,700.00          1
                          6.2500             589.24             74
                          6.0000             589.24
LITHIA        FL 33547    2                  06/03/05           00
0401108758                05                 08/01/05           0.0000
0401108758                O                  07/01/35
0

9977057       S27/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          6.0000             1678.75            80
                          5.7500             1678.75
MIAMI         FL 33196    5                  06/03/05           00
0439379009                05                 08/01/05           0.0000
1010041570                O                  07/01/35
0

9977089       A52/G02     F                  112,000.00         ZZ
                          360                111,896.27         1
                          6.3750             698.73             80
                          6.1250             698.73
ANTIOCH       TN 37013    1                  06/03/05           00
0439378605                05                 07/01/05           0.0000
34082                     O                  06/01/35
0

9977149       M40/G02     F                  468,000.00         ZZ
                          360                467,511.38         1
                          5.7500             2731.12            55
                          5.5000             2731.12
ORANGE        CA 92867    5                  05/26/05           00
0439388158                03                 07/01/05           0.0000
I05127                    O                  06/01/35
0

9977563       E22/G02     F                  74,000.00          ZZ
                          360                74,000.00          1
                          6.1250             449.63             36
                          5.8750             449.63
COMMERCE CITY CO 80022    2                  06/03/05           00
0423954114                05                 08/01/05           0.0000
0423954114                O                  07/01/35
0

9977617       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.6250             640.31             80
                          6.3750             640.31
TEMPLE        ME 04984    5                  06/03/05           00
0424224483                05                 08/01/05           0.0000
0424224483                O                  07/01/35
0

9977767       E82/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.1250             538.98             75
                          6.8750             538.98
SAINT JAMES   MO 65559    5                  06/07/05           00
0401127873                05                 08/01/05           0.0000
0401127873                O                  07/01/35
0

9977789       E82/G02     F                  95,800.00          ZZ
                          360                95,800.00          1
                          6.6250             613.42             90
                          6.3750             613.42
IDAHO FALLS   ID 83402    2                  06/07/05           04
0401132220                05                 08/01/05           25.0000
0401132220                O                  07/01/35
0

9977961       462/G02     F                  485,200.00         ZZ
                          360                485,200.00         1
                          6.0000             2426.00            80
                          5.7500             2426.00
GAINESVILLE   VA 20155    1                  05/31/05           00
0439462094                03                 07/01/05           0.0000
0007914088                O                  06/01/35
0

9978141       H58/G02     F                  307,000.00         ZZ
                          360                307,000.00         1
                          5.8750             1503.02            72
                          5.6250             1503.02
OAKLAND       CA 94601    2                  05/05/05           00
0439410424                05                 07/01/05           0.0000
297970                    O                  06/01/35
0

9978155       H58/G02     F                  276,000.00         ZZ
                          360                276,000.00         4
                          6.2500             1437.50            80
                          6.0000             1437.50
NORTH LAS VEGANV 89030    1                  05/10/05           00
0439394750                05                 07/01/05           0.0000
301596                    O                  06/01/35
0

9979359       L21/G02     F                  416,000.00         ZZ
                          360                415,575.87         1
                          5.8750             2460.80            80
                          5.6250             2460.80
SANTA ROSA    CA 95407    5                  05/25/05           00
0439409756                05                 07/01/05           0.0000
32504580                  O                  06/01/35
0

9979369       E22/G02     F                  149,500.00         ZZ
                          360                149,500.00         1
                          6.2500             920.50             50
                          6.0000             920.50
STAFFORD TOWNSNJ 08050    1                  06/10/05           00
0423468396                05                 08/01/05           0.0000
0423468396                O                  07/01/35
0

9979439       E22/G02     F                  118,000.00         ZZ
                          360                118,000.00         1
                          6.5000             745.84             92
                          6.2500             745.84
DECATUR       AL 35601    2                  06/06/05           10
0424053619                05                 08/01/05           30.0000
0424053619                O                  07/01/35
0

9979461       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.0000             503.62             50
                          5.7500             503.62
BARTLETT      TN 38135    1                  06/10/05           00
0424119790                05                 08/01/05           0.0000
0424119790                O                  07/01/35
0

9979521       E22/G02     F                  110,400.00         ZZ
                          360                110,400.00         1
                          6.5000             697.80             80
                          6.2500             697.80
TITUSVILLE    FL 32780    5                  06/06/05           00
0424233054                05                 08/01/05           0.0000
0424233054                O                  07/01/35
0

9979579       E22/G02     F                  88,400.00          TX
                          360                88,400.00          1
                          6.3750             551.50             80
                          6.1250             551.50
KATY          TX 77450    5                  06/06/05           00
0424280071                03                 08/01/05           0.0000
0424280071                O                  07/01/35
0

9979589       462/G02     F                  286,600.00         ZZ
                          360                286,600.00         1
                          6.1250             1462.85            80
                          5.8750             1462.85
BAKERSFIELD   CA 93312    1                  05/20/05           00
0439458035                05                 07/01/05           0.0000
0008286486                O                  06/01/35
0

9979645       E22/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.5000             1200.93            95
                          6.2500             1200.93
LUTZ          FL 33559    5                  06/06/05           10
0424314300                03                 08/01/05           30.0000
0424314300                O                  07/01/35
0

9979649       E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.2500             1539.29            72
                          6.0000             1539.29
COOS BAY      OR 97420    1                  06/03/05           00
0424315174                05                 08/01/05           0.0000
0424315174                O                  07/01/35
0

9979905       E82/G02     F                  106,600.00         ZZ
                          360                106,600.00         1
                          6.2500             656.35             72
                          6.0000             656.35
SICKLERVILLE  NJ 08081    2                  06/09/05           00
0401127907                05                 08/01/05           0.0000
0401127907                O                  07/01/35
0

9979907       E82/G02     F                  109,000.00         ZZ
                          360                109,000.00         1
                          6.6250             697.94             93
                          6.3750             697.94
PHILADELPHIA  PA 19150    5                  06/09/05           04
0401128160                05                 08/01/05           30.0000
0401128160                O                  07/01/35
0

9979939       462/G02     F                  359,650.00         ZZ
                          360                358,204.30         1
                          5.9900             2153.98            94
                          5.7400             2153.98
MIAMI         FL 33194    1                  02/28/05           04
0439478843                05                 04/01/05           30.0000
0007854383                O                  03/01/35
0

9980163       U05/G02     F                  67,000.00          ZZ
                          360                66,937.95          2
                          6.3750             417.99             100
                          6.1250             417.99
ROCHESTER     PA 15074    1                  06/03/05           10
0439423211                05                 07/01/05           35.0000
3000754301                O                  06/01/35
0

9980357       253/253     F                  513,600.00         ZZ
                          360                513,112.67         1
                          6.2500             3162.33            80
                          6.0000             3162.33
ROGERS        AR 72758    5                  05/23/05           00
388592                    03                 07/01/05           0.0000
388592                    O                  06/01/35
0

9980583       825/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          6.0000             1726.71            80
                          5.7500             1726.71
DILLON        CO 80435    1                  06/07/05           00
0439433517                05                 08/01/05           0.0000
03505                     O                  07/01/35
0

9980865       E22/G02     F                  229,600.00         ZZ
                          360                229,600.00         1
                          6.8750             1315.42            80
                          6.6250             1315.42
CANTON        MI 48187    5                  06/08/05           00
0424118859                05                 08/01/05           0.0000
0424118859                O                  07/01/35
0

9980925       E22/G02     F                  125,000.00         ZZ
                          360                124,878.51         1
                          6.1250             759.51             56
                          5.8750             759.51
UNION BEACH   NJ 07735    5                  05/25/05           00
0424305498                05                 07/01/05           0.0000
0424305498                O                  06/01/35
0

9980933       E22/G02     F                  52,700.00          ZZ
                          240                52,700.00          1
                          6.2500             385.20             41
                          6.0000             385.20
NORTH RIDGEVILOH 44039    2                  06/08/05           00
0424310928                05                 08/01/05           0.0000
0424310928                O                  07/01/25
0

9981351       E82/G02     F                  117,500.00         ZZ
                          360                117,500.00         1
                          6.3750             733.05             73
                          6.1250             733.05
LEWISVILLE    TX 75067    2                  06/09/05           00
0401130299                05                 08/01/05           0.0000
0401130299                O                  07/01/35
0

9981361       Q87/G02     F                  62,600.00          TX
                          360                62,543.30          1
                          6.4900             395.26             70
                          6.2400             395.26
VICTORIA      TX 77904    5                  05/25/05           00
0439472465                05                 07/01/05           0.0000
LOAR03                    O                  06/01/35
0

9981383       L14/G02     F                  129,415.00         ZZ
                          360                129,271.76         1
                          5.8750             765.54             43
                          5.6250             765.54
WAXHAW        NC 28173    1                  05/17/05           00
0439493610                03                 07/01/05           0.0000
101123436                 O                  06/01/35
0

9981391       L14/G02     F                  256,490.00         ZZ
                          360                256,258.12         1
                          6.5000             1621.20            95
                          6.2500             1621.20
JACKSONVILLE  FL 32225    1                  05/25/05           12
0439496035                03                 07/01/05           30.0000
102519947                 O                  06/01/35
0

9981395       L14/G02     F                  379,192.00         ZZ
                          360                378,757.05         1
                          5.2500             2093.92            80
                          5.0000             2093.92
RIVERSIDE     CA 92508    1                  05/06/05           00
0439492901                03                 07/01/05           0.0000
103319819                 O                  06/01/35
0

9981399       L14/G02     F                  388,792.00         ZZ
                          360                388,792.00         1
                          5.8750             1903.46            80
                          5.6250             1903.46
MURRIETA      CA 92563    1                  05/17/05           00
0439487091                05                 07/01/05           0.0000
103321499                 O                  06/01/35
0

9981411       L14/G02     F                  261,440.00         ZZ
                          360                261,167.03         1
                          5.7500             1525.70            80
                          5.5000             1525.70
CASTLE ROCK   CO 80104    1                  05/13/05           00
0439493099                03                 07/01/05           0.0000
104129444                 O                  06/01/35
0

9981413       L14/G02     F                  304,236.00         ZZ
                          360                303,925.81         1
                          5.8750             1799.68            80
                          5.6250             1799.68
CASTLE ROCK   CO 80104    1                  05/17/05           00
0439496886                03                 07/01/05           0.0000
104129492                 O                  06/01/35
0

9981451       L14/G02     F                  119,500.00         ZZ
                          360                119,378.16         1
                          5.8750             706.89             49
                          5.6250             706.89
QUEEN CREEK   AZ 85242    1                  05/17/05           00
0439490509                03                 07/01/05           0.0000
112930037                 O                  06/01/35
0

9981453       L14/G02     F                  329,450.00         ZZ
                          360                329,450.00         1
                          6.3750             1750.20            80
                          6.1250             1750.20
FORTVILLE     IN 46040    1                  05/27/05           00
0439492190                03                 07/01/05           0.0000
113904738                 O                  06/01/35
0

9981457       L14/G02     F                  141,500.00         ZZ
                          360                141,372.08         1
                          6.5000             894.38             95
                          6.2500             894.38
MCCORDSVILLE  IN 46055    1                  05/27/05           11
0439488610                03                 07/01/05           30.0000
113904981                 O                  06/01/35
0

9981481       L14/G02     F                  346,950.00         ZZ
                          360                346,612.78         1
                          6.1250             2108.11            80
                          5.8750             2108.11
MIRAMAR       FL 33027    1                  05/10/05           00
0439494956                03                 07/01/05           0.0000
120004281                 O                  06/01/35
0

9981485       L14/G02     F                  283,280.00         ZZ
                          360                283,280.00         1
                          6.0000             1416.40            80
                          5.7500             1416.40
BOCA RATON    FL 33486    1                  05/20/05           00
0439490434                07                 07/01/05           0.0000
120004571                 O                  06/01/35
0

9981487       L14/G02     F                  227,486.00         ZZ
                          360                227,264.90         1
                          6.1250             1382.23            61
                          5.8750             1382.23
PALM BEACH GARFL 33418    1                  05/19/05           00
0439496068                01                 07/01/05           0.0000
120004860                 O                  06/01/35
0

9981489       L14/G02     F                  257,729.00         ZZ
                          360                257,478.50         1
                          6.1250             1565.99            80
                          5.8750             1565.99
LYNNWOOD      WA 98037    1                  05/04/05           00
0439497256                01                 07/01/05           0.0000
120302286                 O                  06/01/35
0

9981491       L14/G02     F                  182,820.00         ZZ
                          360                182,633.61         1
                          5.8750             1081.45            80
                          5.6250             1081.45
SAMMAMISH     WA 98075    1                  05/03/05           00
0439495185                01                 07/01/05           0.0000
120302647                 O                  06/01/35
0

9981499       L14/G02     F                  292,069.00         ZZ
                          360                292,069.00         1
                          5.8750             1429.92            80
                          5.6250             1429.92
VISALIA       CA 93291    1                  05/01/05           00
0439492935                05                 07/01/05           0.0000
121506107                 O                  06/01/35
0

9981501       L14/G02     F                  239,766.00         ZZ
                          360                239,532.96         1
                          6.1250             1456.85            80
                          5.8750             1456.85
BAKERSFIELD   CA 93312    1                  05/06/05           00
0439497207                05                 07/01/05           0.0000
121506403                 O                  06/01/35
0

9981505       L14/G02     F                  270,856.00         ZZ
                          360                270,856.00         1
                          6.1250             1382.49            75
                          5.8750             1382.49
HANFORD       CA 93230    1                  05/02/05           00
0439491440                05                 07/01/05           0.0000
121506679                 O                  06/01/35
0

9981509       L14/G02     F                  265,768.00         ZZ
                          360                265,768.00         1
                          6.7500             1494.95            80
                          6.5000             1494.95
BAKERSFIELD   CA 93311    1                  05/03/05           00
0439487877                05                 07/01/05           0.0000
121507303                 O                  06/01/35
0

9981521       L14/G02     F                  119,795.00         ZZ
                          360                119,675.74         1
                          6.0000             718.24             75
                          5.7500             718.24
RIO RANCHO    NM 87144    1                  05/10/05           00
0439486937                05                 07/01/05           0.0000
130106471                 O                  06/01/35
0

9981537       L14/G02     F                  120,000.00         ZZ
                          360                80,713.93          1
                          6.0000             600.00             48
                          5.7500             600.00
SUN CITY WEST AZ 85375    1                  05/05/05           00
0439489378                03                 07/01/05           0.0000
202127519                 O                  06/01/35
0

9981547       L14/G02     F                  296,600.00         ZZ
                          360                296,124.21         1
                          7.1250             1998.25            95
                          6.8750             1998.25
PT ST LUCIE   FL 34953    1                  05/06/05           12
0439494717                05                 06/01/05           30.0000
202315699                 O                  05/01/35
0

9981551       L14/G02     F                  203,750.00         ZZ
                          360                203,398.16         1
                          6.7500             1321.52            95
                          6.5000             1321.52
PORT ST LUCIE FL 34953    4                  07/09/04           12
0439495896                05                 06/01/05           30.0000
202317093                 O                  05/01/35
0

9981559       L14/G02     F                  60,000.00          ZZ
                          360                59,944.42          1
                          6.3750             374.32             80
                          6.1250             374.32
MADISON       TN 37115    1                  06/02/05           00
0439493701                05                 07/01/05           0.0000
202422691                 O                  06/01/35
0

9981571       L14/G02     F                  423,200.00         ZZ
                          360                422,844.45         1
                          6.8750             2780.13            80
                          6.6250             2780.13
RENO          NV 89506    1                  05/11/05           00
0439494006                05                 07/01/05           0.0000
204030754                 O                  06/01/35
0

9981579       L14/G02     F                  400,000.00         ZZ
                          360                399,638.39         1
                          6.5000             2528.28            80
                          6.2500             2528.28
RENO          NV 89509    1                  05/02/05           00
0439494477                05                 07/01/05           0.0000
204032794                 O                  06/01/35
0

9981581       L14/G02     F                  100,000.00         ZZ
                          360                99,900.44          1
                          6.0000             599.56             12
                          5.7500             599.56
GARNERVILLE   NV 89410    5                  05/11/05           00
0439492398                05                 07/01/05           0.0000
204032957                 O                  06/01/35
0

9981587       L14/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          5.7500             1197.92            56
                          5.5000             1197.92
RENO          NV 89523    1                  05/17/05           00
0439493164                03                 07/01/05           0.0000
204033167                 O                  06/01/35
0

9981613       L14/G02     F                  90,000.00          ZZ
                          360                89,936.47          1
                          7.7500             644.77             90
                          7.5000             644.77
ARVONIA       VA 23004    1                  08/11/04           11
0439492059                05                 07/01/05           30.0000
206953153                 O                  06/01/35
0

9981617       L14/G02     F                  88,000.00          ZZ
                          360                87,916.49          1
                          6.2500             541.84             39
                          6.0000             541.84
OAK ISLAND    NC 28465    1                  05/05/05           00
0439496928                05                 07/01/05           0.0000
207133978                 O                  06/01/35
0

9981619       L14/G02     F                  124,600.00         ZZ
                          360                124,487.36         1
                          6.5000             787.56             89
                          6.2500             787.56
WAKE FOREST   NC 27587    2                  05/18/05           12
0439489113                05                 07/01/05           47.0000
207142111                 O                  06/01/35
0

9981631       L14/G02     F                  177,280.00         ZZ
                          360                177,107.69         1
                          6.1250             1077.18            80
                          5.8750             1077.18
BROOKLYN PARK MN 55443    1                  05/19/05           00
0439495839                09                 07/01/05           0.0000
208322738                 O                  06/01/35
0

9981657       L14/G02     F                  148,720.00         ZZ
                          360                148,582.26         1
                          6.3750             927.82             80
                          6.1250             927.82
PLANO         TX 75074    1                  05/05/05           00
0439495540                05                 07/01/05           0.0000
210332808                 O                  06/01/35
0

9981675       L14/G02     F                  322,605.00         ZZ
                          360                322,276.08         1
                          5.8750             1908.34            80
                          5.6250             1908.34
DALLAS        TX 75244    1                  05/12/05           00
0439493560                05                 07/01/05           0.0000
210333051                 O                  06/01/35
0

9981727       L14/G02     F                  241,500.00         ZZ
                          360                241,500.00         1
                          6.2500             1257.81            75
                          6.0000             1257.81
CERES         CA 95307    1                  04/26/05           00
0439496092                05                 06/01/05           0.0000
214409717                 O                  05/01/35
0

9981729       L14/G02     F                  189,520.00         ZZ
                          360                189,344.47         1
                          6.3750             1182.36            80
                          6.1250             1182.36
RAYMORE       MO 64083    1                  05/02/05           00
0439494352                05                 07/01/05           0.0000
214507869                 O                  06/01/35
0

9981737       L14/G02     F                  146,400.00         ZZ
                          360                146,257.70         1
                          6.1250             889.55             80
                          5.8750             889.55
LENEXA        KS 66215    2                  05/16/05           00
0439489394                05                 07/01/05           0.0000
214508223                 O                  06/01/35
0

9981753       L14/G02     F                  260,000.00         ZZ
                          360                259,505.31         1
                          6.2500             1600.87            57
                          6.0000             1600.87
SHERMAN       CT 06784    5                  04/29/05           00
0439496837                05                 06/01/05           0.0000
215187084                 O                  05/01/35
0

9981755       L14/G02     F                  359,000.00         ZZ
                          360                358,683.26         1
                          6.6250             2298.72            88
                          6.3750             2298.72
BRIDGEWATER   CT 06752    1                  05/13/05           11
0439494998                05                 07/01/05           25.0000
215193009                 O                  06/01/35
0

9981769       L14/G02     F                  100,000.00         ZZ
                          360                99,872.92          1
                          6.8750             656.93             25
                          6.6250             656.93
ARTESIA       CA 90701    5                  05/03/05           00
0439492307                05                 07/01/05           0.0000
216704830                 O                  06/01/35
0

9981775       L14/G02     F                  243,750.00         ZZ
                          360                243,750.00         1
                          6.0000             1218.75            65
                          5.7500             1218.75
VALENCIA      CA 91355    1                  05/04/05           00
0439492471                07                 07/01/05           0.0000
217312818                 O                  06/01/35
0

9981779       L14/G02     F                  265,000.00         ZZ
                          360                264,716.70         1
                          5.6250             1525.49            50
                          5.3750             1525.49
PASO ROBLES   CA 93446    5                  05/24/05           00
0439530874                05                 07/01/05           0.0000
217350055                 O                  06/01/35
0

9981799       L14/G02     F                  286,657.00         ZZ
                          360                286,410.19         1
                          6.7500             1859.26            95
                          6.5000             1859.26
STUART        FL 34997    1                  05/04/05           04
0439493214                03                 07/01/05           30.0000
220003097                 O                  06/01/35
0

9981805       L14/G02     F                  525,600.00         ZZ
                          360                525,600.00         1
                          6.0000             2628.00            80
                          5.7500             2628.00
SEATTLE       WA 98103    1                  05/23/05           00
0439494634                05                 07/01/05           0.0000
220105858                 O                  06/01/35
0

9981807       L14/G02     F                  267,960.00         ZZ
                          360                267,693.24         1
                          6.0000             1606.56            80
                          5.7500             1606.56
LAKE STEVENS  WA 98258    1                  05/12/05           00
0439493149                03                 07/01/05           0.0000
220207601                 O                  06/01/35
0

9981819       L14/G02     F                  284,000.00         ZZ
                          360                283,710.45         1
                          5.8750             1679.97            80
                          5.6250             1679.97
ARLINGTON     WA 98223    2                  05/24/05           00
0439488941                05                 07/01/05           0.0000
220208031                 O                  06/01/35
0

9981845       L14/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          5.8750             1760.79            72
                          5.6250             1760.79
COVINGTON     WA 98042    2                  05/23/05           00
0439490533                03                 07/01/05           0.0000
220627897                 O                  06/01/35
0

9981847       L14/G02     F                  332,000.00         ZZ
                          360                331,469.42         1
                          5.8750             1963.91            80
                          5.6250             1963.91
NORTON        MA 02766    1                  05/31/05           00
0439488891                05                 07/01/05           0.0000
222207567                 O                  06/01/35
0

9981851       L14/G02     F                  350,000.00         ZZ
                          360                349,651.57         1
                          6.0000             2098.43            61
                          5.7500             2098.43
HANOVER       MA 02339    5                  05/16/05           00
0439490764                05                 07/01/05           0.0000
222209609                 O                  06/01/35
0

9981873       L14/G02     F                  640,000.00         ZZ
                          240                638,594.20         1
                          5.8750             4539.13            78
                          5.6250             4539.13
GILBERT       AZ 85242    1                  05/05/05           00
0439494295                03                 07/01/05           0.0000
224501719                 O                  06/01/25
0

9981881       L14/G02     F                  337,600.00         ZZ
                          360                337,247.52         1
                          5.7500             1970.15            80
                          5.5000             1970.15
TEMPE         AZ 85284    5                  05/23/05           00
0439490798                03                 07/01/05           0.0000
224502126                 O                  06/01/35
0

9981891       L14/G02     F                  119,200.00         ZZ
                          360                119,079.86         1
                          6.8750             783.06             80
                          6.6250             783.06
AUSTIN        TX 78749    1                  05/16/05           00
0439497363                05                 07/01/05           0.0000
225101652                 O                  06/01/35
0

9981905       L14/G02     F                  47,500.00          ZZ
                          360                47,463.85          1
                          7.3750             328.08             95
                          7.1250             328.08
STERLING      CO 80751    1                  05/03/05           12
0439494410                05                 07/01/05           30.0000
225202020                 O                  06/01/35
0

9981913       L14/G02     F                  87,200.00          ZZ
                          360                87,200.00          1
                          6.2500             454.17             80
                          6.0000             454.17
SUITLAND      MD 20746    1                  05/12/05           00
0439494782                01                 07/01/05           0.0000
226400329                 O                  06/01/35
0

9981915       L14/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          5.7500             1226.67            79
                          5.5000             1226.67
BALTIMORE     MD 21230    5                  05/19/05           00
0439486341                07                 07/01/05           0.0000
226400903                 O                  06/01/35
0

9981919       L14/G02     F                  112,100.00         ZZ
                          360                112,010.35         1
                          7.1250             755.24             95
                          6.8750             755.24
ROCKWELL      NC 28138    2                  05/16/05           04
0439496407                05                 07/01/05           30.0000
226900169                 O                  06/01/35
0

9981923       L14/G02     F                  148,000.00         ZZ
                          360                147,849.10         1
                          5.8750             875.48             76
                          5.6250             875.48
EDINA         MN 55439    2                  05/18/05           00
0439488651                01                 07/01/05           0.0000
227000044                 O                  06/01/35
0

9981925       L14/G02     F                  59,880.00          ZZ
                          360                59,768.77          1
                          6.3750             373.58             80
                          6.1250             373.58
MIDLAND       MI 48640    1                  05/03/05           00
0439489253                05                 06/01/05           0.0000
227400519                 O                  05/01/35
0

9981933       L14/G02     F                  74,000.00          ZZ
                          240                73,837.45          1
                          5.8750             524.84             35
                          5.6250             524.84
CHICAGO       IL 60632    5                  05/17/05           00
0439493453                05                 07/01/05           0.0000
227600154                 O                  06/01/25
0

9981955       L14/G02     F                  112,200.00         ZZ
                          360                112,088.30         1
                          6.0000             672.70             64
                          5.7500             672.70
HENDERSONVILLETN 37075    1                  05/23/05           00
0439494527                05                 07/01/05           0.0000
230330808                 O                  06/01/35
0

9981965       L14/G02     F                  221,984.00         ZZ
                          360                221,768.24         1
                          6.1250             1348.80            80
                          5.8750             1348.80
SMYRNA        TN 37167    1                  05/27/05           00
0439492802                05                 07/01/05           0.0000
230330917                 O                  06/01/35
0

9981987       L14/G02     F                  150,000.00         ZZ
                          360                149,873.98         1
                          6.8750             985.40             80
                          6.6250             985.40
SPRING HILL   FL 34609    1                  05/17/05           00
0439494576                05                 07/01/05           0.0000
231910133                 O                  06/01/35
0

9981993       L14/G02     F                  359,650.00         ZZ
                          360                359,291.96         1
                          6.0000             2156.29            73
                          5.7500             2156.29
GILBERT       AZ 85296    1                  05/03/05           00
0439493248                03                 07/01/05           0.0000
232104905                 O                  06/01/35
0

9982005       L14/G02     F                  51,920.00          ZZ
                          360                51,876.38          1
                          6.8750             341.08             80
                          6.6250             341.08
LITTLETON     CO 80128    1                  05/17/05           00
0439493479                01                 07/01/05           0.0000
232805552                 O                  06/01/35
0

9982007       L14/G02     F                  307,200.00         ZZ
                          360                306,894.18         1
                          6.0000             1841.82            80
                          5.7500             1841.82
SUPERIOR      CO 80027    1                  05/27/05           00
0439488693                03                 07/01/05           0.0000
232808733                 O                  06/01/35
0

9982011       L14/G02     F                  149,360.00         ZZ
                          360                149,211.31         1
                          6.0000             895.49             80
                          5.7500             895.49
ARVADA        CO 80005    1                  05/18/05           00
0439492638                01                 07/01/05           0.0000
232808945                 O                  06/01/35
0

9982025       L14/G02     F                  188,000.00         ZZ
                          360                187,825.87         1
                          6.3750             1172.88            80
                          6.1250             1172.88
TANEYTOWN     MD 21787    5                  05/11/05           00
0439494485                05                 07/01/05           0.0000
234104234                 O                  06/01/35
0

9982029       L14/G02     F                  159,300.00         ZZ
                          360                159,155.99         1
                          6.5000             1006.89            90
                          6.2500             1006.89
HAGERSTOWN    MD 21740    1                  05/26/05           12
0439489907                07                 07/01/05           25.0000
234105418                 O                  06/01/35
0

9982031       L14/G02     F                  118,000.00         ZZ
                          360                117,888.03         1
                          6.2500             726.55             76
                          6.0000             726.55
MIAMI         FL 33167    5                  05/25/05           00
0439493412                05                 07/01/05           0.0000
234901054                 O                  06/01/35
0

9982035       L14/G02     F                  337,500.00         ZZ
                          360                337,202.23         1
                          6.6250             2161.05            90
                          6.3750             2161.05
BROWNFIELD    ME 04010    1                  05/11/05           11
0439488362                05                 07/01/05           25.0000
235725000                 O                  06/01/35
0

9982037       L14/G02     F                  161,500.00         ZZ
                          360                161,367.61         1
                          7.0000             1074.46            95
                          6.7500             1074.46
MIDDLETON     NH 03887    1                  05/27/05           12
0439497017                05                 07/01/05           30.0000
235730012                 O                  06/01/35
0

9982045       L14/G02     F                  145,880.00         ZZ
                          360                145,880.00         1
                          6.2500             759.79             80
                          6.0000             759.79
YULEE         FL 32097    1                  05/13/05           00
0439494725                03                 07/01/05           0.0000
260203142                 O                  06/01/35
0

9982047       L14/G02     F                  152,497.00         ZZ
                          360                152,348.78         1
                          6.1250             926.59             41
                          5.8750             926.59
ST AUGUSTINE  FL 32095    1                  05/13/05           00
0439490889                03                 07/01/05           0.0000
260203492                 O                  06/01/35
0

9982049       L14/G02     F                  222,925.00         ZZ
                          360                222,692.25         1
                          5.7500             1300.93            80
                          5.5000             1300.93
ORANGE PARK   FL 32065    1                  05/16/05           00
0439487166                03                 07/01/05           0.0000
260204080                 O                  06/01/35
0

9982053       L14/G02     F                  222,000.00         ZZ
                          360                221,999.99         1
                          6.1250             1133.13            60
                          5.8750             1133.13
JACKSONVILLE  FL 32258    1                  05/11/05           00
0439490475                03                 07/01/05           0.0000
260207099                 O                  06/01/35
0

9982057       L14/G02     F                  138,000.00         ZZ
                          360                137,865.87         1
                          6.1250             838.51             60
                          5.8750             838.51
DENTON        TX 76210    1                  05/17/05           00
0439496134                03                 07/01/05           0.0000
275103976                 O                  06/01/35
0

9982059       L14/G02     F                  134,964.00         ZZ
                          360                134,850.61         1
                          6.8750             886.62             59
                          6.6250             886.62
CARROLLTON    TX 75007    1                  05/25/05           00
0439493339                03                 07/01/05           0.0000
276201523                 O                  06/01/35
0

9982061       L14/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.0000             1250.00            49
                          5.7500             1250.00
GOODYEAR      AZ 85338    1                  05/01/05           00
0439489873                03                 07/01/05           0.0000
281001638                 O                  06/01/35
0

9982063       L14/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          5.6250             750.00             48
                          5.3750             750.00
GOODYEAR      AZ 85338    1                  05/17/05           00
0439493982                03                 07/01/05           0.0000
281001806                 O                  06/01/35
0

9982091       E82/G02     F                  118,600.00         ZZ
                          360                118,600.00         1
                          6.2500             730.24             74
                          6.0000             730.24
JACKSONVILLE  FL 32277    2                  06/07/05           00
0401132618                05                 08/01/05           0.0000
0401132618                O                  07/01/35
0

9982189       P27/G02     F                  295,000.00         ZZ
                          360                294,726.77         1
                          6.3750             1840.42            78
                          6.1250             1840.42
TALLAHASSEE   FL 32311    5                  05/19/05           00
0439428566                05                 07/01/05           0.0000
2122040206                O                  06/01/35
0

9982803       N74/G02     F                  140,500.00         ZZ
                          360                140,500.00         1
                          6.5000             888.06             80
                          6.2500             888.06
MILLERS CREEK NC 28651    2                  05/31/05           00
0439435843                05                 08/01/05           0.0000
0036301010                O                  07/01/35
0

9982953       225/225     F                  372,000.00         ZZ
                          360                371,292.22         1
                          6.2500             2290.47            80
                          6.0000             2290.47
OLD SAYBROOK  CT 06475    1                  04/18/05           00
5727885                   05                 06/01/05           0.0000
5727885                   O                  05/01/35
0

9982961       225/225     F                  151,400.00         ZZ
                          360                150,945.58         1
                          6.0000             907.72             69
                          5.7500             907.72
LANCASTER     SC 29720    2                  03/21/05           00
5728362                   05                 05/01/05           0.0000
5728362                   O                  04/01/35
0

9982963       225/225     F                  378,000.00         ZZ
                          360                377,235.91         1
                          6.1250             2296.77            77
                          5.8750             2296.77
LAWRENCEVILLE NJ 08648    2                  03/30/05           00
8955478                   05                 06/01/05           0.0000
8955478                   O                  05/01/35
0

9982973       225/225     F                  723,760.00         ZZ
                          360                721,738.26         1
                          6.3750             4515.32            80
                          6.1250             4515.32
MATTHEWS      NC 28104    1                  03/24/05           00
5716283                   03                 05/01/05           0.0000
5716283                   O                  04/01/35
0

9982993       225/225     F                  679,200.00         ZZ
                          360                677,968.65         1
                          6.5000             4293.01            80
                          6.2500             4293.01
MIAMI         FL 33143    1                  04/13/05           00
5725637                   05                 06/01/05           0.0000
5725637                   O                  05/01/35
0

9982997       225/225     F                  900,000.00         ZZ
                          360                898,368.37         1
                          6.5000             5688.61            65
                          6.2500             5688.61
AVENTURA      FL 33180    5                  04/01/05           00
5726950                   01                 06/01/05           0.0000
5726950                   O                  05/01/35
0

9982999       225/225     F                  716,000.00         ZZ
                          360                714,570.88         1
                          6.0000             4292.78            72
                          5.7500             4292.78
TENAFLY       NJ 07670    2                  04/06/05           00
5718601                   05                 06/01/05           0.0000
5718601                   O                  05/01/35
0

9983013       225/225     F                  507,500.00         ZZ
                          360                506,510.97         1
                          6.1250             3083.62            60
                          5.8750             3083.62
JAMAICA       NY 11435    5                  04/18/05           00
5732218                   05                 06/01/05           0.0000
5732218                   O                  05/01/35
0

9983075       U85/G02     F                  285,500.00         ZZ
                          360                285,500.00         1
                          6.8750             1875.53            94
                          6.6250             1875.53
LAKE VILLA    IL 60046    2                  06/07/05           48
0439425554                05                 08/01/05           30.0000
0505011957                O                  07/01/35
0

9983187       225/225     F                  120,000.00         ZZ
                          360                119,787.68         1
                          6.6250             768.37             78
                          6.3750             768.37
VENICE        FL 34293    5                  03/31/05           00
3906360                   05                 06/01/05           0.0000
3906360                   O                  05/01/35
0

9983195       225/225     F                  244,000.00         ZZ
                          360                243,131.73         1
                          6.6250             1562.36            80
                          6.3750             1562.36
MIAMI         FL 33175    1                  02/11/05           00
3907770                   05                 04/01/05           0.0000
3907770                   O                  03/01/35
0

9983231       225/225     F                  231,120.00         ZZ
                          360                230,214.57         1
                          6.1250             1404.31            80
                          5.8750             1404.31
LOCUST GROVE  VA 22508    1                  02/24/05           00
3906604                   03                 04/01/05           0.0000
3906604                   O                  03/01/35
0

9983233       225/225     F                  70,212.00          ZZ
                          360                67,650.11          1
                          6.3750             438.03             50
                          6.1250             438.03
ELLABELL      GA 31308    1                  03/31/05           00
3903934                   03                 05/01/05           0.0000
3903934                   O                  04/01/35
0

9983239       225/225     F                  78,320.00          ZZ
                          360                78,101.24          1
                          6.3750             488.61             80
                          6.1250             488.61
CHARLOTTE     NC 28216    1                  03/22/05           00
3912840                   05                 05/01/05           0.0000
3912840                   O                  04/01/35
0

9983243       225/225     F                  90,000.00          ZZ
                          360                89,828.76          1
                          6.2500             554.15             56
                          6.0000             554.15
MACCLENNY     FL 32063    1                  04/15/05           00
3914870                   05                 06/01/05           0.0000
3914870                   O                  05/01/35
0

9983261       225/225     F                  176,000.00         ZZ
                          360                175,673.11         1
                          6.3750             1098.01            80
                          6.1250             1098.01
SARASOTA      FL 34232    1                  04/15/05           00
3915244                   05                 06/01/05           0.0000
3915244                   O                  05/01/35
0

9983263       225/225     F                  345,000.00         ZZ
                          360                344,359.22         1
                          6.3750             2152.35            75
                          6.1250             2152.35
BRADENTON     FL 34202    5                  04/04/05           00
3914568                   03                 06/01/05           0.0000
3914568                   O                  05/01/35
0

9983265       225/225     F                  76,700.00          ZZ
                          360                76,557.54          1
                          6.3750             478.51             80
                          6.1250             478.51
HIALEAH       FL 33012    1                  04/08/05           00
3914196                   01                 06/01/05           0.0000
3914196                   O                  05/01/35
0

9983273       225/225     F                  115,000.00         ZZ
                          360                114,527.55         1
                          5.8750             680.27             57
                          5.6250             680.27
ALPHARETTA    GA 30004    1                  02/24/05           00
3911213                   03                 04/01/05           0.0000
3911213                   O                  03/01/35
0

9983279       225/225     F                  158,400.00         ZZ
                          360                157,779.42         1
                          6.1250             962.46             80
                          5.8750             962.46
GREENSBORO    NC 27408    5                  02/24/05           00
3911201                   05                 04/01/05           0.0000
3911201                   O                  03/01/35
0

9983285       225/225     F                  600,000.00         ZZ
                          360                597,649.43         1
                          6.1250             3645.66            80
                          5.8750             3645.66
SAVANNAH      GA 31410    5                  02/18/05           00
3910555                   05                 04/01/05           0.0000
3910555                   O                  03/01/35
0

9983289       225/225     F                  155,920.00         ZZ
                          360                155,608.78         1
                          6.0000             934.82             80
                          5.7500             934.82
TRUSSVILLE    AL 35173    1                  04/15/05           00
3913318                   05                 06/01/05           0.0000
3913318                   O                  05/01/35
0

9983291       225/225     F                  75,000.00          ZZ
                          360                74,805.19          1
                          6.7500             486.45             75
                          6.5000             486.45
DELRAY BEACH  FL 33445    5                  03/16/05           00
3913450                   01                 05/01/05           0.0000
3913450                   O                  04/01/35
0

9983317       225/225     F                  159,600.00         ZZ
                          360                159,281.45         1
                          6.0000             956.88             80
                          5.7500             956.88
PELHAM        AL 35124    2                  04/25/05           00
3917872                   05                 06/01/05           0.0000
3917872                   O                  05/01/35
0

9983321       225/225     F                  102,000.00         ZZ
                          360                101,903.22         1
                          6.2500             628.03             80
                          6.0000             628.03
ALVIN         TX 77511    1                  05/03/05           00
3918316                   03                 07/01/05           0.0000
3918316                   O                  06/01/35
0

9983327       225/225     F                  120,000.00         ZZ
                          360                119,771.69         1
                          6.2500             738.86             44
                          6.0000             738.86
CARY          NC 27513    1                  04/29/05           00
3916977                   03                 06/01/05           0.0000
3916977                   O                  05/01/35
0

9983329       225/225     F                  209,600.00         ZZ
                          360                209,201.21         1
                          6.2500             1290.54            80
                          6.0000             1290.54
HERNANDO      FL 34442    1                  04/12/05           00
3915480                   05                 06/01/05           0.0000
3915480                   O                  05/01/35
0

9983331       225/225     F                  810,000.00         ZZ
                          360                804,384.00         1
                          5.7500             4726.94            64
                          5.5000             4726.94
MANAKIN SABOT VA 23103    5                  12/01/04           00
5707430                   05                 02/01/05           0.0000
5707430                   O                  01/01/35
0

9983485       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.1250             607.61             20
                          5.8750             607.61
CARNATION     WA 98014    5                  06/08/05           00
0424359990                03                 08/01/05           0.0000
0424359990                O                  07/01/35
0

9983611       E22/G02     F                  71,250.00          ZZ
                          360                71,250.00          1
                          6.8750             468.06             95
                          6.6250             468.06
TRAVELERS RESTSC 29690    5                  06/09/05           10
0424488427                05                 08/01/05           30.0000
0424488427                O                  07/01/35
0

9983639       E22/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.2500             1541.67            80
                          6.0000             1541.67
COCONUT CREEK FL 33073    1                  06/14/05           00
0424531572                03                 08/01/05           0.0000
0424531572                O                  07/01/35
0

9983779       E22/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          6.3750             658.81             80
                          6.1250             658.81
REESE         MI 48757    5                  06/09/05           00
0424242659                05                 08/01/05           0.0000
0424242659                O                  07/01/35
0

9984291       P01/G02     F                  86,400.00          ZZ
                          360                86,323.77          1
                          6.6250             553.23             80
                          6.3750             553.23
SCHENECTADY   NY 12303    1                  05/31/05           00
0439439506                05                 07/01/05           0.0000
05002012                  O                  06/01/35
0

9984469       462/G02     F                  82,200.00          ZZ
                          360                82,116.19          1
                          5.8750             486.25             60
                          5.6250             486.25
CYPRESS       TX 77433    1                  05/31/05           00
0439459975                03                 07/01/05           0.0000
0009246885                O                  06/01/35
0

9984473       462/G02     F                  176,350.00         ZZ
                          360                176,208.97         1
                          7.1250             1188.11            80
                          6.8750             1188.11
ELLENTON      FL 34222    1                  05/27/05           00
0439464017                03                 07/01/05           0.0000
0009444191                O                  06/01/35
0

9984475       462/G02     F                  180,000.00         ZZ
                          360                179,825.05         1
                          6.1250             1093.70            65
                          5.8750             1093.70
ELLENTON      FL 34222    1                  05/27/05           00
0439477977                03                 07/01/05           0.0000
0005025085                O                  06/01/35
0

9984479       462/G02     F                  348,350.00         ZZ
                          360                348,350.00         1
                          6.3750             1850.61            80
                          6.1250             1850.61
MURRIETA      CA 92562    1                  05/19/05           00
0439473083                05                 07/01/05           0.0000
0008994485                O                  06/01/35
0

9984483       462/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          6.2500             1873.18            79
                          6.0000             1873.18
LA QUINTA     CA 92253    1                  05/19/05           00
0439472861                03                 07/01/05           0.0000
0008278186                O                  06/01/35
0

9984485       462/G02     F                  110,350.00         ZZ
                          360                110,245.29         1
                          6.2500             679.45             80
                          6.0000             679.45
TEXAS CITY    TX 77590    1                  05/24/05           00
0439461518                03                 07/01/05           0.0000
0009019787                O                  06/01/35
0

9984501       462/G02     F                  165,200.00         ZZ
                          360                165,200.00         1
                          6.5000             894.83             95
                          6.2500             894.83
SHOREWOOD     IL 60431    1                  05/24/05           11
0439467671                09                 07/01/05           30.0000
0009217084                O                  06/01/35
0

9984525       462/G02     F                  145,150.00         ZZ
                          360                145,018.78         1
                          6.5000             917.45             80
                          6.2500             917.45
KATY          TX 77493    1                  05/19/05           00
0439472051                03                 07/01/05           0.0000
0008791287                O                  06/01/35
0

9984533       462/G02     F                  125,000.00         ZZ
                          360                124,889.71         1
                          6.6250             800.39             69
                          6.3750             800.39
SPRING        TX 77388    1                  05/20/05           00
0439473281                03                 07/01/05           0.0000
0008808289                O                  06/01/35
0

9984535       462/G02     F                  415,450.00         ZZ
                          360                415,036.41         1
                          6.0000             2490.84            80
                          5.7500             2490.84
POMONA        CA 91767    1                  05/11/05           00
0439472986                03                 07/01/05           0.0000
0007956980                O                  06/01/35
0

9984543       462/G02     F                  381,400.00         ZZ
                          360                381,020.31         1
                          6.0000             2286.69            80
                          5.7500             2286.69
MIAMI         FL 33194    1                  05/31/05           00
0439472903                05                 07/01/05           0.0000
8700981                   O                  06/01/35
0

9984545       462/G02     F                  269,350.00         ZZ
                          360                269,350.00         1
                          6.6250             1487.04            80
                          6.3750             1487.04
VENICE        FL 34292    1                  05/25/05           00
0439477845                03                 07/01/05           0.0000
0007825383                O                  06/01/35
0

9984547       462/G02     F                  176,000.00         ZZ
                          360                175,852.13         1
                          6.8750             1156.20            62
                          6.6250             1156.20
CLERMONT      FL 34711    1                  05/24/05           00
0439467689                03                 07/01/05           0.0000
0006495485                O                  06/01/35
0

9984549       462/G02     F                  429,300.00         ZZ
                          360                428,892.66         1
                          6.2500             2643.28            80
                          6.0000             2643.28
POMANA        CA 91767    1                  05/11/05           00
0439473257                03                 07/01/05           0.0000
0007838287                O                  06/01/35
0

9984557       462/G02     F                  454,350.00         ZZ
                          360                454,350.00         1
                          6.1250             2319.08            90
                          5.8750             2319.08
LA QUINTA     CA 92253    1                  05/23/05           04
0439460833                03                 07/01/05           25.0000
0008902686                O                  06/01/35
0

9984565       462/G02     F                  130,000.00         ZZ
                          360                129,876.64         1
                          6.2500             800.44             61
                          6.0000             800.44
ZEPHYRHILLS   FL 33544    1                  05/31/05           00
0439452632                03                 07/01/05           0.0000
0007315286                O                  06/01/35
0

9984575       462/G02     F                  359,600.00         ZZ
                          360                359,290.39         1
                          6.7500             2332.36            87
                          6.5000             2332.36
YORKVILLE     IL 60560    1                  05/27/05           11
0439472697                03                 07/01/05           25.0000
0006194484                O                  06/01/35
0

9984583       462/G02     F                  346,050.00         ZZ
                          360                346,050.00         1
                          6.0000             1730.25            80
                          5.7500             1730.25
LA QUINTA     CA 92253    1                  05/25/05           00
0439472960                03                 07/01/05           0.0000
0008002685                O                  06/01/35
0

9984587       462/G02     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.1250             3062.50            55
                          5.8750             3062.50
ROSEVILLE     CA 95661    1                  05/23/05           00
0439473109                03                 07/01/05           0.0000
0008163982                O                  06/01/35
0

9984591       462/G02     F                  500,000.00         ZZ
                          360                499,514.02         1
                          6.1250             3038.06            69
                          5.8750             3038.06
LAS VEGAS     NV 89131    1                  05/24/05           00
0439467846                03                 07/01/05           0.0000
0008811788                O                  06/01/35
0

9984595       462/G02     F                  216,550.00         ZZ
                          360                216,349.42         1
                          6.3750             1351.00            95
                          6.1250             1351.00
SPRING HILL   FL 34609    1                  05/27/05           04
0439472929                03                 07/01/05           30.0000
0008524985                O                  06/01/35
0

9984597       462/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.1250             413.18             80
                          5.8750             413.18
GRAPEVINE     TX 76051    1                  05/31/05           00
0439472333                07                 08/01/05           0.0000
0009133380                O                  07/01/35
0

9984605       462/G02     F                  330,450.00         ZZ
                          360                330,450.00         1
                          6.2500             1721.09            77
                          6.0000             1721.09
MURRIETA      CA 92562    1                  05/20/05           00
0439477639                05                 07/01/05           0.0000
0009000282                O                  06/01/35
0

9984607       462/G02     F                  148,150.00         ZZ
                          360                148,016.07         1
                          6.5000             936.41             95
                          6.2500             936.41
GIBSONTON     FL 33534    1                  05/31/05           11
0439468166                09                 07/01/05           30.0000
0007922784                O                  06/01/35
0

9984611       462/G02     F                  632,350.00         ZZ
                          360                631,705.29         1
                          5.8750             3740.59            80
                          5.6250             3740.59
CARLSBAD      CA 92009    1                  05/19/05           00
0439460999                03                 07/01/05           0.0000
0007694581                O                  06/01/35
0

9984613       462/G02     F                  283,150.00         ZZ
                          360                282,900.17         1
                          6.6250             1813.05            90
                          6.3750             1813.05
ODENTON       MD 21113    1                  05/27/05           01
0439472838                01                 07/01/05           25.0000
0008350183                O                  06/01/35
0

9984615       462/G02     F                  230,000.00         ZZ
                          360                229,811.47         1
                          7.0000             1530.20            78
                          6.7500             1530.20
NEW PORT RICHEFL 34655    1                  05/27/05           00
0439472739                03                 07/01/05           0.0000
0007564487                O                  06/01/35
0

9984645       U05/G02     F                  41,800.00          ZZ
                          360                41,761.28          1
                          6.3750             260.78             95
                          6.1250             260.78
GEORGE        IA 51237    1                  06/01/05           01
0439447889                05                 07/01/05           30.0000
300075112409              O                  06/01/35
0

9984679       588/G02     F                  440,000.00         ZZ
                          360                439,582.51         1
                          6.2500             2709.16            80
                          6.0000             2709.16
CITY OF YONKERNY 10710    1                  05/20/05           00
0439446626                05                 07/01/05           0.0000
00011479457               O                  06/01/35
0

9984863       M40/G02     F                  313,600.00         ZZ
                          360                313,600.00         1
                          6.6250             1731.33            80
                          6.3750             1731.33
MENIFEE       CA 92584    1                  06/06/05           00
0439437237                05                 08/01/05           0.0000
1605054                   O                  07/01/35
0

9984877       E82/G02     F                  130,400.00         ZZ
                          360                130,400.00         1
                          6.2500             802.89             80
                          6.0000             802.89
LAVACA        AR 72941    2                  06/13/05           00
0401110093                05                 08/01/05           0.0000
0401110093                O                  07/01/35
0

9984881       E82/G02     F                  92,100.00          ZZ
                          360                92,100.00          1
                          6.3750             574.59             79
                          6.1250             574.59
RINGGOLD      GA 30736    2                  06/13/05           00
0401128053                05                 08/01/05           0.0000
0401128053                O                  07/01/35
0

9984895       E22/G02     F                  224,000.00         TX
                          360                224,000.00         1
                          6.6250             1434.30            80
                          6.3750             1434.30
HOUSTON       TX 77082    5                  06/10/05           00
0424355626                03                 08/01/05           0.0000
0424355626                O                  07/01/35
0

9984983       E22/G02     F                  137,750.00         ZZ
                          360                137,750.00         1
                          6.8750             904.92             95
                          6.6250             904.92
LITHONIA      GA 30058    5                  06/10/05           04
0424409084                05                 08/01/05           30.0000
0424409084                O                  07/01/35
0

9985119       E22/G02     F                  100,800.00         ZZ
                          360                100,800.00         1
                          6.3750             535.50             80
                          6.1250             535.50
CLINTON TOWNSHMI 48035    1                  06/15/05           00
0424536266                05                 08/01/05           0.0000
0424536266                O                  07/01/35
0

9985133       E22/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.0000             2398.20            47
                          5.7500             2398.20
BOCA RATON    FL 33486    1                  06/15/05           00
0424547941                03                 08/01/05           0.0000
0424547941                O                  07/01/35
0

9985231       E22/G02     F                  330,400.00         ZZ
                          360                330,400.00         1
                          6.3750             2061.27            80
                          6.1250             2061.27
WOODLAND      CA 95695    1                  06/01/05           00
0423940337                05                 08/01/05           0.0000
0423940337                O                  07/01/35
0

9985277       E22/G02     F                  55,500.00          ZZ
                          360                55,500.00          1
                          6.3750             346.25             80
                          6.1250             346.25
WALTERBORO    SC 29488    2                  06/10/05           00
0424148294                05                 08/01/05           0.0000
0424148294                O                  07/01/35
0

9985359       E22/G02     F                  27,000.00          ZZ
                          360                27,000.00          1
                          7.2500             184.19             85
                          7.0000             184.19
COLDIRON      KY 40819    5                  06/10/05           10
0424326361                05                 08/01/05           12.0000
0424326361                O                  07/01/35
0

9985409       M07/G02     F                  447,750.00         ZZ
                          360                447,304.26         1
                          6.0000             2684.49            90
                          5.7500             2684.49
HIGHLAND      CA 92346    1                  05/04/05           10
0439484601                03                 07/01/05           25.0000
01050410                  O                  06/01/35
0

9985411       M07/G02     F                  650,000.00         ZZ
                          360                649,352.92         1
                          6.0000             3897.08            78
                          5.7500             3897.08
CALIMESA      CA 92320    5                  05/31/05           00
0439484536                03                 07/01/05           0.0000
02503325                  O                  06/01/35
0

9985421       M07/G02     F                  460,000.00         ZZ
                          360                459,542.07         1
                          6.0000             2757.93            80
                          5.7500             2757.93
LAKE ARROWHEADCA 92352    2                  05/24/05           00
0439484460                05                 07/01/05           0.0000
02504279                  O                  06/01/35
0

9985931       225/225     F                  595,000.00         ZZ
                          360                594,487.72         1
                          6.7500             3859.16            79
                          6.5000             3859.16
NORTH BRUNSWICNJ 08902    5                  05/06/05           00
005732994                 05                 07/01/05           0.0000
005732994                 O                  06/01/35
0

9985939       225/225     F                  173,600.00         ZZ
                          360                173,285.27         1
                          6.5000             1097.27            80
                          6.2500             1097.27
LEHIGH ACRES  FL 33936    1                  04/29/05           00
5710833                   05                 06/01/05           0.0000
5710833                   O                  05/01/35
0

9985941       225/225     F                  103,550.00         ZZ
                          360                103,460.85         1
                          6.7500             671.62             95
                          6.5000             671.62
JENSEN BEACH  FL 34957    1                  05/11/05           11
005739753                 05                 07/01/05           30.0000
005739753                 O                  06/01/35
0

9985943       225/225     F                  118,750.00         ZZ
                          360                118,650.24         1
                          6.8750             780.10             95
                          6.6250             780.10
SWATARA TOWNSHPA 17111    1                  05/12/05           04
005739439                 05                 07/01/05           30.0000
005739439                 O                  06/01/35
0

9985949       225/225     F                  275,000.00         ZZ
                          360                274,451.10         1
                          6.0000             1648.76            58
                          5.7500             1648.76
NORTH CHARLESTSC 29420    2                  04/25/05           00
5725411                   03                 06/01/05           0.0000
5725411                   O                  05/01/35
0

9985953       225/225     F                  410,000.00         ZZ
                          360                409,200.98         1
                          6.1250             2491.20            52
                          5.8750             2491.20
MONTVALE      NJ 07645    5                  04/12/05           00
5726496                   05                 06/01/05           0.0000
5726496                   O                  05/01/35
0

9985955       225/225     F                  332,500.00         ZZ
                          360                332,192.04         1
                          6.3750             2074.37            95
                          6.1250             2074.37
HAINES CITY   FL 33844    1                  05/09/05           11
5727257                   05                 07/01/05           30.0000
5727257                   O                  06/01/35
0

9985957       225/225     F                  632,000.00         ZZ
                          360                631,428.66         1
                          6.5000             3994.67            80
                          6.2500             3994.67
BELLMORE      NY 11710    1                  05/13/05           00
005737753                 05                 07/01/05           0.0000
005737753                 O                  06/01/35
0

9985963       225/225     F                  452,000.00         ZZ
                          360                451,218.30         1
                          6.7500             2931.66            80
                          6.5000             2931.66
RIDGEWOOD     NJ 07450    1                  04/28/05           00
005735077                 05                 06/01/05           0.0000
005735077                 O                  05/01/35
0

9985965       225/225     F                  500,000.00         ZZ
                          360                498,977.85         1
                          5.8750             2957.69            70
                          5.6250             2957.69
FT LAUDERDALE FL 33308    1                  04/28/05           00
5731516                   05                 06/01/05           0.0000
5731516                   O                  05/01/35
0

9985969       225/225     F                  125,000.00         ZZ
                          360                124,744.50         1
                          5.8750             739.42             34
                          5.6250             739.42
TAMPA         FL 33618    1                  05/02/05           00
5732063                   05                 06/01/05           0.0000
5732063                   O                  05/01/35
0

9985971       225/225     F                  560,000.00         ZZ
                          360                559,540.98         1
                          7.0000             3725.69            80
                          6.7500             3725.69
HILLSBOROUGH TNJ 08844    5                  04/28/05           00
5731824                   05                 07/01/05           0.0000
5731824                   O                  06/01/35
0

9986203       462/G02     F                  534,900.00         ZZ
                          360                534,380.11         1
                          6.1250             3250.11            80
                          5.8750             3250.11
LAS VEGAS     NV 89130    1                  05/19/05           00
0439468190                03                 07/01/05           0.0000
8993081                   O                  06/01/35
0

9986217       462/G02     F                  431,000.00         ZZ
                          360                430,591.04         1
                          6.2500             2653.75            71
                          6.0000             2653.75
GILBERT       AZ 85296    1                  05/13/05           00
0439461567                03                 07/01/05           0.0000
0007509482                O                  06/01/35
0

9986491       E22/G02     F                  415,200.00         ZZ
                          360                415,200.00         1
                          6.5000             2624.35            80
                          6.2500             2624.35
WAXAHACHIE    TX 75165    1                  06/16/05           00
0424583995                05                 08/01/05           0.0000
0424583995                O                  07/01/35
0

9986497       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.0000             599.55             36
                          5.7500             599.55
SPRINGFIELD   OR 97478    1                  06/13/05           00
0424591444                05                 08/01/05           0.0000
0424591444                O                  07/01/35
0

9986933       E82/G02     F                  70,300.00          ZZ
                          360                70,300.00          1
                          7.3750             485.54             86
                          7.1250             485.54
PALATKA       FL 32177    5                  06/15/05           04
0401135504                05                 08/01/05           25.0000
0401135504                O                  07/01/35
0

9986953       E82/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.5000             986.03             80
                          6.2500             986.03
LONGMONT      CO 80501    2                  06/14/05           00
0401134705                05                 08/01/05           0.0000
0401134705                O                  07/01/35
0

9987021       225/G02     F                  424,000.00         ZZ
                          360                423,643.79         1
                          6.8750             2785.38            80
                          6.6250             2785.38
NAPLES        FL 33411    1                  05/11/05           00
0439443268                05                 07/01/05           0.0000
7807667                   O                  06/01/35
0

9987023       225/G02     F                  213,500.00         ZZ
                          360                213,302.25         1
                          6.3750             1331.97            65
                          6.1250             1331.97
BRADENTON     FL 34202    5                  05/10/05           00
0439450677                03                 07/01/05           0.0000
7807857                   O                  06/01/35
0

9987025       225/G02     F                  86,400.00          ZZ
                          360                86,247.12          1
                          6.6250             553.23             79
                          6.3750             553.23
AKRON         IA 51001    1                  05/05/05           00
0439450669                05                 06/01/05           0.0000
7808087                   O                  05/01/35
0

9987661       E22/G02     F                  118,750.00         ZZ
                          360                118,750.00         1
                          6.6250             760.37             95
                          6.3750             760.37
MENO          OK 73760    5                  06/13/05           10
0424082121                05                 08/01/05           30.0000
0424082121                O                  07/01/35
0

9987761       E22/G02     F                  35,320.00          ZZ
                          360                35,320.00          1
                          7.1250             237.96             78
                          6.8750             237.96
ROME CITY     IN 46784    1                  06/17/05           00
0424278968                05                 08/01/05           0.0000
0424278968                O                  07/01/35
0

9987797       E22/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          6.2500             2068.81            80
                          6.0000             2068.81
MANASSAS      VA 20112    1                  06/17/05           00
0424333821                05                 08/01/05           0.0000
0424333821                O                  07/01/35
0

9987805       E22/G02     F                  179,500.00         ZZ
                          360                179,500.00         1
                          6.1250             1090.66            70
                          5.8750             1090.66
GLENWOOD SPRINCO 81601    2                  06/13/05           00
0424339208                05                 08/01/05           0.0000
0424339208                O                  07/01/35
0

9987963       E22/G02     F                  57,000.00          ZZ
                          360                57,000.00          1
                          6.3750             355.61             100
                          6.1250             355.61
ST PARIS      OH 43072    1                  06/17/05           04
0424443752                05                 08/01/05           35.0000
0424443752                O                  07/01/35
0

9987993       E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          6.7500             451.42             80
                          6.5000             451.42
SAN BENITO    TX 78586    1                  06/15/05           00
0424471423                05                 08/01/05           0.0000
0424471423                O                  07/01/35
0

9988031       E22/G02     F                  34,000.00          ZZ
                          360                34,000.00          1
                          6.6250             217.71             41
                          6.3750             217.71
PURCELL       OK 73080    1                  06/17/05           00
0424492908                05                 08/01/05           0.0000
0424492908                O                  07/01/35
0

9988111       E22/G02     F                  375,920.00         ZZ
                          360                375,920.00         1
                          6.8750             2469.53            80
                          6.6250             2469.53
TOLLHOUSE     CA 93667    1                  06/14/05           00
0424620532                05                 08/01/05           0.0000
0424620532                O                  07/01/35
0

9988125       E82/G02     F                  127,800.00         ZZ
                          360                127,800.00         1
                          6.3750             797.31             78
                          6.1250             797.31
UNION CITY    TN 38261    5                  06/16/05           00
0401130422                05                 08/01/05           0.0000
0401130422                O                  07/01/35
0

9988137       E82/G02     F                  99,000.00          ZZ
                          360                99,000.00          1
                          6.7500             642.11             77
                          6.5000             642.11
SOAP LAKE     WA 98851    5                  06/16/05           00
0401138508                05                 08/01/05           0.0000
0401138508                O                  07/01/35
0

9988147       462/G02     F                  650,000.00         ZZ
                          360                649,337.29         1
                          5.8750             3845.00            75
                          5.6250             3845.00
PURCELLVILLE  VA 20132    1                  05/26/05           00
0439464322                03                 07/01/05           0.0000
0005347786                O                  06/01/35
0

9988339       462/G02     F                  503,100.00         ZZ
                          360                502,599.16         1
                          6.0000             3016.34            80
                          5.7500             3016.34
LAS VEGAS     NV 89131    1                  05/15/05           00
0439473000                03                 07/01/05           0.0000
0004796884                O                  06/01/35
0

9988367       462/G02     F                  382,850.00         ZZ
                          360                382,468.87         1
                          6.0000             2295.38            80
                          5.7500             2295.38
LA QUINTA     CA 92253    1                  05/13/05           00
0439472978                03                 07/01/05           0.0000
0006759286                O                  06/01/35
0

9988373       462/G02     F                  613,900.00         ZZ
                          360                613,274.09         1
                          5.8750             3631.46            80
                          5.6250             3631.46
INDIO         CA 92201    1                  05/24/05           00
0439451162                03                 07/01/05           0.0000
0006817589                O                  06/01/35
0

9988589       U85/G02     F                  72,250.00          ZZ
                          240                72,250.00          1
                          6.8750             554.75             85
                          6.6250             554.75
INDIANAPOLIS  IN 46219    5                  06/13/05           48
0439478850                05                 08/01/05           12.0000
0505011981                O                  07/01/25
0

9988599       E44/G02     F                  122,800.00         ZZ
                          360                122,800.00         1
                          6.1250             746.15             80
                          5.8750             746.15
PLEASANT VIEW UT 84414    1                  06/15/05           00
0439472531                05                 08/01/05           0.0000
58050242                  O                  07/01/35
0

9988871       462/G02     F                  400,000.00         ZZ
                          360                399,601.79         1
                          6.0000             2398.21            78
                          5.7500             2398.21
POMONA        CA 91767    1                  05/06/05           00
0439472721                03                 07/01/05           0.0000
0007936685                O                  06/01/35
0

9988925       E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.5000             935.46             80
                          6.2500             935.46
SANDY         OR 97055    2                  06/01/05           00
0424018893                05                 08/01/05           0.0000
0424018893                O                  07/01/35
0

9988935       E22/G02     F                  62,400.00          ZZ
                          360                62,400.00          1
                          6.3750             389.29             80
                          6.1250             389.29
VIRGINIA CITY MT 59755    1                  06/14/05           00
0424085322                05                 08/01/05           0.0000
0424085322                O                  07/01/35
0

9988947       E22/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          6.6250             806.79             90
                          6.3750             806.79
MILWAUKEE     WI 53211    5                  06/14/05           10
0424112316                05                 08/01/05           25.0000
0424112316                O                  07/01/35
0

9989033       E22/G02     F                  175,200.00         ZZ
                          360                175,200.00         1
                          6.0000             1050.41            80
                          5.7500             1050.41
HOUSTON       TX 77055    1                  06/16/05           00
0424282655                05                 08/01/05           0.0000
0424282655                O                  07/01/35
0

9989105       E22/G02     F                  121,520.00         ZZ
                          360                121,520.00         1
                          6.2500             748.22             80
                          6.0000             748.22
HOUSTON       TX 77077    1                  06/10/05           00
0424348431                03                 08/01/05           0.0000
0424348431                O                  07/01/35
0

9989145       E22/G02     F                  156,500.00         ZZ
                          360                156,500.00         1
                          6.2500             815.10             75
                          6.0000             815.10
COATESVILLE   PA 19320    2                  06/14/05           00
0424370641                05                 08/01/05           0.0000
0424370641                O                  07/01/35
0

9989185       E22/G02     F                  247,500.00         ZZ
                          360                247,500.00         1
                          6.3750             1314.84            68
                          6.1250             1314.84
SCOTTSDALE    AZ 85260    5                  06/14/05           00
0424392850                03                 08/01/05           0.0000
0424392850                O                  07/01/35
0

9989661       X08/G02     F                  167,200.00         ZZ
                          360                167,200.00         1
                          5.8750             989.05             80
                          5.6250             989.05
SALT LAKE CITYUT 84117    2                  05/31/05           00
0439489121                05                 08/01/05           0.0000
6053700                   O                  07/01/35
0

9989683       X08/G02     F                  133,950.00         ZZ
                          360                133,950.00         1
                          5.8750             655.80             95
                          5.6250             655.80
MAGNA         UT 84044    1                  06/13/05           04
0439489139                05                 08/01/05           30.0000
6054947                   O                  07/01/35
0

9990091       E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.7500             778.32             89
                          6.5000             778.32
CHIPPEWA FALLSWI 54729    5                  06/16/05           01
0424422343                05                 08/01/05           12.0000
0424422343                O                  07/01/35
0

9990185       E22/G02     F                  118,750.00         ZZ
                          360                118,750.00         1
                          6.2500             731.16             66
                          6.0000             731.16
PASCO         WA 99301    1                  06/09/05           00
0424526838                03                 08/01/05           0.0000
0424526838                O                  07/01/35
0

9990203       E22/G02     F                  153,600.00         ZZ
                          360                153,600.00         1
                          6.3750             958.26             80
                          6.1250             958.26
GALVESTON     TX 77554    1                  06/21/05           00
0424551737                03                 08/01/05           0.0000
0424551737                O                  07/01/35
0

9990433       E47/G02     F                  62,400.00          TX
                          360                62,400.00          1
                          6.8750             409.92             80
                          6.6250             409.92
SAN ANTONIO   TX 78223    5                  06/14/05           00
0439484056                05                 08/01/05           0.0000
7362010659                O                  07/01/35
0

9992331       T08/G02     F                  159,999.00         ZZ
                          360                159,999.00         1
                          6.8750             1051.08            80
                          6.6250             1051.08
BUSHNELL      FL 33513    1                  06/13/05           00
0439492752                05                 08/01/05           0.0000
14082475                  O                  07/01/35
0

9992439       T08/G02     F                  580,000.00         ZZ
                          360                580,000.00         1
                          5.6250             3338.81            59
                          5.3750             3338.81
GAITHERSBURG  MD 20882    1                  06/10/05           00
0439485749                05                 08/01/05           0.0000
132315317                 O                  07/01/35
0

9993469       E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.6250             1152.56            90
                          6.3750             1152.56
TACOMA        WA 98444    5                  06/16/05           04
0424340610                05                 08/01/05           25.0000
0424340610                O                  07/01/35
0

9993585       E22/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          6.1250             1002.56            95
                          5.8750             1002.56
RICHMOND      TX 77469    2                  06/17/05           04
0424443695                03                 08/01/05           30.0000
0424443695                O                  07/01/35
0

9993645       E22/G02     F                  142,000.00         ZZ
                          360                142,000.00         1
                          6.1250             862.81             36
                          5.8750             862.81
LANTANA       TX 76226    2                  06/17/05           00
0424484152                03                 08/01/05           0.0000
0424484152                O                  07/01/35
0

9993729       E22/G02     F                  89,300.00          ZZ
                          360                89,300.00          1
                          6.6250             571.80             95
                          6.3750             571.80
WICHITA       KS 67218    5                  06/17/05           04
0424583771                05                 08/01/05           30.0000
0424583771                O                  07/01/35
0

9994007       E82/G02     F                  262,000.00         ZZ
                          360                262,000.00         1
                          6.8750             1721.15            89
                          6.6250             1721.15
ABERDEEN      NC 28315    5                  06/18/05           04
0401130802                05                 08/01/05           25.0000
0401130802                O                  07/01/35
0

9994089       E82/G02     F                  123,600.00         ZZ
                          360                123,600.00         1
                          6.7500             801.67             80
                          6.5000             801.67
SOUTHGATE     MI 48195    5                  06/17/05           00
0401130190                05                 08/01/05           0.0000
0401130190                O                  07/01/35
0

9994091       E82/G02     F                  88,300.00          ZZ
                          360                88,300.00          1
                          6.1250             536.52             67
                          5.8750             536.52
LANSING       IL 60438    2                  06/17/05           00
0401134754                05                 08/01/05           0.0000
0401134754                O                  07/01/35
0

9994479       P32/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          6.2500             554.15             60
                          6.0000             554.15
MARIETTA      GA 30066    1                  06/10/05           00
0439485095                05                 08/01/05           0.0000
0105052409                O                  07/01/35
0

9994579       X05/G02     F                  558,600.00         ZZ
                          360                558,600.00         1
                          6.2500             3439.40            80
                          6.0000             3439.40
PORTLAND      OR 97229    1                  06/09/05           00
0439483512                03                 08/01/05           0.0000
18504031                  O                  07/01/35
0

9994585       X05/G02     F                  348,800.00         ZZ
                          360                348,800.00         1
                          6.2500             2147.62            80
                          6.0000             2147.62
FRESNO        CA 93704    5                  06/07/05           00
0439485350                05                 08/01/05           0.0000
17505048                  O                  07/01/35
0

9994591       X05/G02     F                  727,000.00         ZZ
                          360                727,000.00         1
                          6.0000             4358.73            52
                          5.7500             4358.73
CARLSBAD      CA 92008    5                  06/06/05           00
0439484718                05                 08/01/05           0.0000
015050272                 O                  07/01/35
0

9994593       X05/G02     F                  171,500.00         ZZ
                          360                171,500.00         1
                          6.0000             1028.23            54
                          5.7500             1028.23
SEATTLE       WA 98168    2                  06/03/05           00
0439485574                05                 08/01/05           0.0000
09505234                  O                  07/01/35
0

9994605       X05/G02     F                  456,000.00         ZZ
                          360                456,000.00         1
                          6.0000             2733.95            80
                          5.7500             2733.95
LONG BEACH    CA 90803    1                  06/07/05           00
0439484668                01                 08/01/05           0.0000
11505150                  O                  07/01/35
0

9994745       588/G02     F                  628,000.00         ZZ
                          360                627,522.14         1
                          7.3750             4337.44            80
                          7.1250             4337.44
BUCKINGHAM TOWPA 18901    1                  05/19/05           00
0439493875                05                 07/01/05           0.0000
1148695                   O                  06/01/35
0

9994751       588/G02     F                  187,376.00         ZZ
                          360                187,214.67         1
                          6.7500             1215.32            80
                          6.5000             1215.32
WEAVERVILLE   NC 28787    1                  05/23/05           00
0439498692                05                 07/01/05           0.0000
1151921                   O                  06/01/35
0

9994765       588/G02     F                  153,650.00         ZZ
                          360                153,524.05         1
                          7.0000             1022.24            75
                          6.7500             1022.24
BURLINGTON CITNJ 08016    1                  05/25/05           00
0439505934                05                 07/01/05           0.0000
1150993                   O                  06/01/35
0

9994769       588/G02     F                  106,900.00         ZZ
                          360                106,798.57         1
                          6.2500             658.20             57
                          6.0000             658.20
PALMER        PA 18045    1                  05/27/05           00
0439495623                05                 07/01/05           0.0000
1153045                   O                  06/01/35
0

9994777       588/G02     F                  128,000.00         ZZ
                          360                127,824.07         1
                          6.6250             819.60             80
                          6.3750             819.60
BANGOR        PA 18013    1                  05/31/05           00
0439501032                05                 07/01/05           0.0000
1150735                   O                  06/01/35
0

9994785       588/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          5.7500             1102.95            58
                          5.5000             1102.95
HOUSTON       TX 77005    1                  06/02/05           00
0439501610                05                 08/01/05           0.0000
1153110                   O                  07/01/35
0

9994793       588/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.5000             1896.20            80
                          6.2500             1896.20
MARPLE TOWNSHIPA 19073    1                  06/03/05           00
0439502824                05                 08/01/05           0.0000
1149014                   O                  07/01/35
0

9994797       588/G02     F                  353,600.00         ZZ
                          360                353,324.15         1
                          7.2500             2412.18            80
                          7.0000             2412.18
VOORHEES TOWNSNJ 08043    1                  06/03/05           00
0439502287                05                 07/01/05           0.0000
1148908                   O                  06/01/35
0

9994801       588/G02     F                  325,900.00         ZZ
                          360                325,900.00         1
                          6.5000             2059.91            79
                          6.2500             2059.91
WEST MILFORD  NJ 07421    1                  06/03/05           00
0439504325                05                 08/01/05           0.0000
1152019                   O                  07/01/35
0

9994809       588/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          5.7500             1867.43            48
                          5.5000             1867.43
FAR HILLS BORONJ 07931    5                  06/06/05           00
0439506072                05                 08/01/05           0.0000
1148644                   O                  07/01/35
0

9994819       588/G02     F                  162,000.00         ZZ
                          360                162,000.00         2
                          6.6250             1037.30            80
                          6.3750             1037.30
MONTGOMERY    NY 12543    1                  06/09/05           00
0439495482                05                 08/01/05           0.0000
1151144                   O                  07/01/35
0

9994823       588/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          7.2500             1159.70            80
                          7.0000             1159.70
BRICK         NJ 08723    1                  06/10/05           00
0439502816                03                 08/01/05           0.0000
1152236                   O                  07/01/35
0

9994825       588/G02     F                  143,200.00         ZZ
                          360                143,200.00         1
                          6.6250             916.93             80
                          6.3750             916.93
WILMINGTON    DE 19804    1                  06/10/05           00
0439502311                05                 08/01/05           0.0000
1153092                   O                  07/01/35
0

9994831       588/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.3750             1933.89            80
                          7.1250             1933.89
WASHINGTON TOWNY 12522    1                  06/13/05           00
0439493735                05                 08/01/05           0.0000
1152371                   O                  07/01/35
0

9994839       588/G02     F                  126,400.00         ZZ
                          360                126,400.00         1
                          6.8750             830.36             80
                          6.6250             830.36
NORRISTOWN BORPA 19401    1                  06/15/05           00
0439501669                05                 08/01/05           0.0000
1148075                   O                  07/01/35
0

9994841       588/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          5.8750             828.15             80
                          5.6250             828.15
GLEN BURNIE   MD 21061    1                  06/15/05           00
0439494154                01                 08/01/05           0.0000
1152871                   O                  07/01/35
0

9994847       588/G02     F                  274,500.00         ZZ
                          360                274,274.99         1
                          7.0000             1826.26            90
                          6.7500             1826.26
LIBERTY TOWNSHNJ 07838    1                  05/20/05           04
0439506148                05                 07/01/05           25.0000
1148784                   O                  06/01/35
0

9995467       E82/G02     F                  109,500.00         ZZ
                          360                109,500.00         1
                          7.2500             746.98             93
                          7.0000             746.98
FORNEY        TX 75126    2                  06/21/05           04
0401131958                03                 08/01/05           30.0000
0401131958                O                  07/01/35
0

9995473       E82/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          7.3750             442.03             80
                          7.1250             442.03
LOCUST        NC 28097    5                  06/22/05           00
0401136056                05                 08/01/05           0.0000
0401136056                O                  07/01/35
0

9995477       E82/G02     F                  227,200.00         ZZ
                          360                227,200.00         1
                          6.5000             1436.06            76
                          6.2500             1436.06
CENTREVILLE   VA 20121    2                  06/22/05           00
0401127170                01                 08/01/05           0.0000
0401127170                O                  07/01/35
0

9995497       E82/G02     F                  94,500.00          ZZ
                          360                94,500.00          1
                          6.3750             589.56             63
                          6.1250             589.56
MOSCOW        ID 83843    5                  06/22/05           00
0401132840                05                 08/01/05           0.0000
0401132840                O                  07/01/35
0

9995517       E22/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          6.3750             2171.07            80
                          6.1250             2171.07
CHATHAM BORO  NJ 07928    1                  06/23/05           00
0424017796                05                 08/01/05           0.0000
0424017796                O                  07/01/35
0

9995669       E22/G02     F                  107,200.00         ZZ
                          360                107,200.00         1
                          6.5000             677.58             80
                          6.2500             677.58
GRAND JUNCTIONCO 81503    5                  06/17/05           00
0424463313                05                 08/01/05           0.0000
0424463313                O                  07/01/35
0

9995713       E22/G02     F                  85,025.00          ZZ
                          360                85,025.00          1
                          6.7500             551.47             95
                          6.5000             551.47
DONNA         TX 78537    1                  06/23/05           04
0424664068                05                 08/01/05           35.0000
0424664068                O                  07/01/35
0

9995775       E22/G02     F                  111,000.00         ZZ
                          360                111,000.00         1
                          6.3750             692.50             80
                          6.1250             692.50
COVINGTON     GA 30016    1                  06/23/05           00
0424501716                03                 08/01/05           0.0000
0424501716                O                  07/01/35
0

9995799       E22/G02     F                  170,905.00         ZZ
                          360                170,905.00         1
                          7.1250             1151.42            95
                          6.8750             1151.42
MEMPHIS       TN 38127    1                  06/23/05           04
0424530665                05                 08/01/05           35.0000
0424530665                O                  07/01/35
0

9995865       E82/G02     F                  106,400.00         ZZ
                          360                106,400.00         1
                          6.5000             672.52             80
                          6.2500             672.52
DOUGLASVILLE  GA 30135    2                  06/20/05           00
0401127527                05                 08/01/05           0.0000
0401127527                O                  07/01/35
0

9997209       E22/G02     F                  107,900.00         ZZ
                          360                107,900.00         1
                          6.3750             673.16             80
                          6.1250             673.16
ALBUQUERQUE   NM 87110    5                  06/20/05           00
0423579762                05                 08/01/05           0.0000
0423579762                O                  07/01/35
0

9997375       E22/G02     F                  177,972.00         ZZ
                          360                177,972.00         1
                          6.0000             1067.03            80
                          5.7500             1067.03
COMMERCE CITY CO 80022    1                  06/24/05           00
0424345064                03                 08/01/05           0.0000
0424345064                O                  07/01/35
0

9997523       E22/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          6.3750             794.75             80
                          6.1250             794.75
SUMTER        SC 29154    2                  06/20/05           00
0424451730                05                 08/01/05           0.0000
0424451730                O                  07/01/35
0

9997527       E22/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.5000             1567.53            80
                          6.2500             1567.53
PORT SAINT LUCFL 34952    2                  06/20/05           00
0424451854                05                 08/01/05           0.0000
0424451854                O                  07/01/35
0

9997559       E22/G02     F                  367,920.00         ZZ
                          360                367,920.00         1
                          6.3750             2295.34            80
                          6.1250             2295.34
GRAND JUNCTIONCO 81503    1                  06/24/05           00
0424478519                03                 08/01/05           0.0000
0424478519                O                  07/01/35
0

9997577       E22/G02     F                  179,795.00         ZZ
                          360                179,795.00         1
                          6.5000             973.89             86
                          6.2500             973.89
SUMMERVILLE   SC 29485    1                  06/24/05           10
0424487486                03                 08/01/05           25.0000
0424487486                O                  07/01/35
0

9997619       E22/G02     F                  143,000.00         ZZ
                          360                143,000.00         2
                          6.2500             880.48             48
                          6.0000             880.48
NEW ORLEANS   LA 70119    1                  06/24/05           00
0424513604                05                 08/01/05           0.0000
0424513604                O                  07/01/35
0

9997803       E22/G02     F                  124,100.00         ZZ
                          360                124,100.00         1
                          6.3750             659.28             65
                          6.1250             659.28
PALM COAST    FL 32137    1                  06/24/05           00
0424724011                05                 08/01/05           0.0000
0424724011                O                  07/01/35
0

9997983       L21/G02     F                  389,200.00         ZZ
                          360                389,200.00         1
                          6.2500             2396.38            80
                          6.0000             2396.38
DOYLESTOWN    PA 18901    1                  06/21/05           00
0439491663                05                 08/01/05           0.0000
28505951                  O                  07/01/35
0

9997995       E82/G02     F                  133,600.00         ZZ
                          360                133,600.00         1
                          6.8750             877.66             80
                          6.6250             877.66
LAS VEGAS     NV 89113    5                  06/23/05           00
0401124375                01                 08/01/05           0.0000
0401124375                O                  07/01/35
0

9998033       L21/G02     F                  612,000.00         ZZ
                          360                612,000.00         1
                          5.8750             3620.22            80
                          5.6250             3620.22
PONTE VEDRA BEFL 32082    1                  06/20/05           00
0439493800                03                 08/01/05           0.0000
28505457                  O                  07/01/35
0

9999511       E44/G02     F                  105,000.00         ZZ
                          360                105,000.00         1
                          6.3750             655.06             70
                          6.1250             655.06
SOUTH OGDEN   UT 84405    5                  06/10/05           00
0439493420                05                 08/01/05           0.0000
58050024                  O                  07/01/35
0

10000091      E22/G02     F                  119,920.00         ZZ
                          360                119,920.00         1
                          6.2500             624.58             80
                          6.0000             624.58
NEW BRAUNFELS TX 78132    1                  06/22/05           00
0424459444                05                 08/01/05           0.0000
0424459444                O                  07/01/35
0

10000129      E22/G02     F                  46,550.00          ZZ
                          360                46,550.00          1
                          7.1250             313.62             95
                          6.8750             313.62
WICHITA       KS 67212    1                  06/15/05           04
0424490654                05                 08/01/05           35.0000
0424490654                O                  07/01/35
0

10000133      E22/G02     F                  146,600.00         ZZ
                          360                146,600.00         1
                          6.6250             809.35             80
                          6.3750             809.35
MONROE        MI 48162    1                  06/27/05           00
0424493997                05                 08/01/05           0.0000
0424493997                O                  07/01/35
0

10000257      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          6.7500             630.00             80
                          6.5000             630.00
INDIANAPOLIS  IN 46239    2                  06/22/05           00
0423977230                05                 08/01/05           0.0000
0423977230                O                  07/01/35
0

10000329      E22/G02     F                  165,600.00         ZZ
                          360                165,600.00         2
                          6.5000             1046.70            80
                          6.2500             1046.70
NEW HAVEN     CT 06511    1                  06/27/05           00
0424266401                05                 08/01/05           0.0000
0424266401                O                  07/01/35
0

10000331      E22/G02     F                  145,000.00         ZZ
                          360                145,000.00         1
                          5.8750             857.73             80
                          5.6250             857.73
EAGLE RIVER   AK 99577    2                  06/21/05           00
0424268928                01                 08/01/05           0.0000
0424268928                O                  07/01/35
0

10000405      E22/G02     F                  140,800.00         ZZ
                          360                140,800.00         1
                          6.0000             844.17             80
                          5.7500             844.17
COGAN HOUSE   PA 17771    2                  06/22/05           00
0424587699                05                 08/01/05           0.0000
0424587699                O                  07/01/35
0

10001139      624/G02     F                  240,000.00         ZZ
                          360                239,777.71         1
                          6.3750             1497.29            50
                          6.1250             1497.29
NORCO         CA 92860    1                  05/19/05           00
0439497272                05                 07/01/05           0.0000
1000079589                O                  06/01/35
0

10001655      944/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          6.0000             1798.25            77
                          5.7500             1798.25
FREEHOLD      NJ 07728    5                  05/31/05           00
0439493107                05                 08/01/05           0.0000
1001829108                O                  07/01/35
0

10001667      944/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.1250             510.42             66
                          5.8750             510.42
HARRISONBURG  VA 22801    1                  05/13/05           00
0439492778                05                 07/01/05           0.0000
1001819942                O                  06/01/35
0

10001669      944/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          6.0000             1400.00            80
                          5.7500             1400.00
FORT MYERS    FL 33908    5                  05/25/05           00
0439495698                05                 07/01/05           0.0000
1001827560                O                  06/01/35
0

10001671      944/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          6.0000             760.00             80
                          5.7500             760.00
GRESHAM       OR 97080    2                  05/17/05           00
0439495771                05                 07/01/05           0.0000
1001821986                O                  06/01/35
0

10001687      944/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          5.8750             502.81             46
                          5.6250             502.81
VIRGINIA BEACHVA 23451    5                  06/06/05           00
0439494204                05                 08/01/05           0.0000
1001831000                O                  07/01/35
0

10001689      944/G02     F                  223,300.00         ZZ
                          360                223,300.00         1
                          6.1250             1139.76            70
                          5.8750             1139.76
MESA          AZ 85208    5                  06/10/05           00
0439495722                05                 08/01/05           0.0000
1001824399                O                  07/01/35
0

10001695      944/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          5.8750             1561.66            50
                          5.6250             1561.66
RAMONA        CA 92065    5                  06/03/05           00
0439492133                05                 08/01/05           0.0000
1001831540                O                  07/01/35
0

10001705      944/G02     F                  163,200.00         ZZ
                          360                163,200.00         1
                          6.2500             850.00             80
                          6.0000             850.00
PORTLAND      OR 97219    5                  06/06/05           00
0439504333                05                 08/01/05           0.0000
1001830712                O                  07/01/35
0

10001727      944/G02     F                  975,000.00         ZZ
                          360                975,000.00         1
                          6.5000             5281.25            75
                          6.2500             5281.25
MISSION VIEJO CA 92692    1                  06/02/05           00
0439504127                03                 08/01/05           0.0000
1001829177                O                  07/01/35
0

10001983      E22/G02     F                  394,000.00         ZZ
                          360                394,000.00         1
                          6.0000             2362.23            86
                          5.7500             2362.23
PUEBLO WEST   CO 81007    2                  06/23/05           04
0424213544                05                 08/01/05           25.0000
0424213544                O                  07/01/35
0

10002001      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         1
                          6.5000             967.06             67
                          6.2500             967.06
HAMPTON       VA 23661    2                  06/23/05           00
0424268175                05                 08/01/05           0.0000
0424268175                O                  07/01/35
0

10002045      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.2500             1453.09            80
                          6.0000             1453.09
SEEKONK       MA 02771    1                  06/28/05           00
0424353076                05                 08/01/05           0.0000
0424353076                O                  07/01/35
0

10002067      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.2500             1132.92            80
                          6.0000             1132.92
MC CALLA      AL 35111    2                  06/23/05           00
0424381051                05                 08/01/05           0.0000
0424381051                O                  07/01/35
0

10002089      E22/G02     F                  107,000.00         ZZ
                          360                107,000.00         1
                          6.3750             667.54             100
                          6.1250             667.54
GALLATIN      TN 37066    1                  06/28/05           04
0424404952                05                 08/01/05           35.0000
0424404952                O                  07/01/35
0

10002169      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.5000             541.67             43
                          6.2500             541.67
MIAMI BEACH   FL 33139    5                  06/23/05           00
0424480531                01                 08/01/05           0.0000
0424480531                O                  07/01/35
0

10002215      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.2500             1847.15            83
                          6.0000             1847.15
BROOKLYN      NY 11203    5                  06/23/05           10
0424514776                07                 08/01/05           12.0000
0424514776                O                  07/01/35
0

10002379      E22/G02     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.2500             1748.64            45
                          6.0000             1748.64
SAINT GEORGE  UT 84790    2                  06/21/05           00
0424633451                05                 08/01/05           0.0000
0424633451                O                  07/01/35
0

10002433      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.0000             900.00             80
                          5.7500             900.00
SEATTLE       WA 98106    1                  06/23/05           00
0424714681                05                 08/01/05           0.0000
0424714681                O                  07/01/35
0

10002609      624/G02     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.3750             3743.22            75
                          6.1250             3743.22
FOUNTAIN VALLECA 92708    1                  06/02/05           00
0439496910                05                 08/01/05           0.0000
1000081952                O                  07/01/35
0

10002621      624/G02     F                  119,920.00         ZZ
                          360                119,920.00         1
                          6.6250             767.86             80
                          6.3750             767.86
CHINA GROVE   NC 28023    1                  06/10/05           00
0439493081                05                 08/01/05           0.0000
1000082405                O                  07/01/35
0

10002637      624/G02     F                  226,000.00         ZZ
                          360                226,000.00         1
                          6.1250             1373.20            73
                          5.8750             1373.20
RIVERSIDE     CA 92509    2                  06/01/05           00
0439504085                05                 08/01/05           0.0000
1000081872                O                  07/01/35
0

10002707      624/G02     F                  316,800.00         ZZ
                          360                316,800.00         1
                          6.2500             1950.59            80
                          6.0000             1950.59
SANTA CLARITA CA 91351    5                  05/25/05           00
0439503731                05                 08/01/05           0.0000
1000081441                O                  07/01/35
0

10002713      624/G02     F                  448,000.00         ZZ
                          360                448,000.00         2
                          6.2500             2758.41            80
                          6.0000             2758.41
LONG BEACH    CA 90805    5                  05/26/05           00
0439505017                05                 08/01/05           0.0000
1000082123                O                  07/01/35
0

10002741      624/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          6.5000             2273.23            70
                          6.2500             2273.23
HAWTHORNE     CA 90250    5                  06/03/05           00
0439502758                05                 08/01/05           0.0000
1000082311                O                  07/01/35
0

10002743      624/G02     F                  399,200.00         ZZ
                          360                399,200.00         1
                          5.8750             2361.42            79
                          5.6250             2361.42
UPLAND        CA 91786    1                  06/09/05           00
0439496399                05                 08/01/05           0.0000
1000081151                O                  07/01/35
0

10003143      L49/G02     F                  85,900.00          ZZ
                          360                85,900.00          1
                          6.5000             542.95             47
                          6.2500             542.95
QUEEN CREEK   AZ 85242    1                  06/09/05           00
0439498783                05                 08/01/05           0.0000
10025814                  O                  07/01/35
0

10003145      L49/G02     F                  234,600.00         ZZ
                          360                234,600.00         1
                          5.8750             1387.75            95
                          5.6250             1387.75
BOYNTON BEACH FL 33426    1                  06/07/05           12
0439495284                09                 08/01/05           30.0000
10021355                  O                  07/01/35
0

10003179      L49/G02     F                  630,000.00         ZZ
                          360                630,000.00         1
                          5.8750             3726.69            65
                          5.6250             3726.69
SAN CLEMENTE  CA 92673    5                  06/01/05           00
0439498635                03                 08/01/05           0.0000
10028570                  O                  07/01/35
0

10003189      L49/G02     F                  109,550.00         ZZ
                          360                109,550.00         1
                          6.8750             719.67             70
                          6.6250             719.67
BUCKEYE       AZ 85326    1                  06/07/05           00
0439494600                05                 08/01/05           0.0000
10025594                  O                  07/01/35
0

10003479      E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.5000             474.05             44
                          6.2500             474.05
NORTH BRANFORDCT 06471    1                  06/29/05           00
0424159275                01                 08/01/05           0.0000
0424159275                O                  07/01/35
0

10003543      E22/G02     F                  174,000.00         ZZ
                          360                174,000.00         1
                          6.3750             924.38             90
                          6.1250             924.38
DENVER        CO 80239    5                  06/24/05           04
0424435717                03                 08/01/05           25.0000
0424435717                O                  07/01/35
0

10003577      E22/G02     F                  260,000.00         ZZ
                          240                260,000.00         1
                          6.2500             1900.41            61
                          6.0000             1900.41
HOLBROOK      NY 11741    5                  06/23/05           00
0424460178                05                 08/01/05           0.0000
0424460178                O                  07/01/25
0

10003599      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.5000             1137.72            80
                          6.2500             1137.72
LOVELAND      CO 80538    5                  06/24/05           00
0424476778                05                 08/01/05           0.0000
0424476778                O                  07/01/35
0

10003649      E22/G02     F                  105,000.00         ZZ
                          360                105,000.00         1
                          6.3750             655.06             75
                          6.1250             655.06
VERO BEACH    FL 32960    5                  06/24/05           00
0424497535                05                 08/01/05           0.0000
0424497535                O                  07/01/35
0

10003873      E22/G02     F                  186,400.00         ZZ
                          360                186,400.00         1
                          6.3750             990.25             80
                          6.1250             990.25
FLORISSANT    CO 80816    2                  06/24/05           00
0424650000                05                 08/01/05           0.0000
0424650000                O                  07/01/35
0

10004023      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.6250             960.47             75
                          6.3750             960.47
PALM COAST    FL 32164    1                  06/29/05           00
0424342574                03                 08/01/05           0.0000
0424342574                O                  07/01/35
0

10004449      624/G02     F                  234,320.00         ZZ
                          360                234,320.00         1
                          6.3750             1244.83            80
                          6.1250             1244.83
LEMOORE       CA 93245    1                  06/16/05           00
0439503863                05                 08/01/05           0.0000
1000083960                O                  07/01/35
0

10004785      U05/G02     F                  144,000.00         TX
                          360                144,000.00         1
                          6.5000             910.18             80
                          6.2500             910.18
RICHARDSON    TX 75081    5                  06/24/05           00
0439510322                05                 08/01/05           0.0000
3000774278                O                  07/01/35
0

10004787      F62/F62     F                  209,950.00         ZZ
                          360                209,950.00         1
                          6.7500             1361.73            95
                          6.5000             1361.73
MIAMI         FL 33186    1                  06/22/05           04
46118                     09                 08/01/05           30.0000
46118                     O                  07/01/35
0

10004827      F62/F62     F                  257,000.00         ZZ
                          360                257,000.00         1
                          6.2500             1582.39            62
                          6.0000             1582.39
MIAMI         FL 33185    5                  05/27/05           00
46317                     05                 08/01/05           0.0000
46317                     O                  07/01/35
0

10004971      944/G02     F                  636,000.00         ZZ
                          360                636,000.00         1
                          6.2500             3915.96            80
                          6.0000             3915.96
SCOTTSDALE    AZ 85262    1                  06/06/05           00
0439500331                03                 08/01/05           0.0000
1001829999                O                  07/01/35
0

10004983      944/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          6.0000             839.37             67
                          5.7500             839.37
CENTRAL POINT OR 97502    5                  06/03/05           00
0439500687                05                 08/01/05           0.0000
1001829506                O                  07/01/35
0

10004987      944/G02     F                  568,000.00         ZZ
                          360                568,000.00         1
                          5.8750             2780.83            62
                          5.6250             2780.83
LONG BEACH    CA 90803    5                  06/03/05           00
0439504069                05                 08/01/05           0.0000
1001831638                O                  07/01/35
0

10004993      944/G02     F                  480,000.00         ZZ
                          360                480,000.00         1
                          6.3750             2994.58            80
                          6.1250             2994.58
HAYWARD       CA 94545    1                  06/02/05           00
0439504234                03                 08/01/05           0.0000
1001829921                O                  07/01/35
0

10005013      944/G02     F                  143,000.00         ZZ
                          360                143,000.00         1
                          6.0000             715.00             72
                          5.7500             715.00
SURPRISE      AZ 85379    5                  05/17/05           00
0439501537                03                 07/01/05           0.0000
1001825649                O                  06/01/35
0

10005015      944/G02     F                  243,500.00         ZZ
                          360                243,500.00         1
                          6.2500             1499.27            75
                          6.0000             1499.27
MESA          AZ 85207    5                  06/01/05           00
0439504218                03                 08/01/05           0.0000
1001824810                O                  07/01/35
0

10005021      944/G02     F                  331,000.00         ZZ
                          360                331,000.00         1
                          5.8750             1957.99            64
                          5.6250             1957.99
BERRYVILLE    VA 22611    5                  06/10/05           00
0439504291                05                 08/01/05           0.0000
1001827772                O                  07/01/35
0

10006015      E22/G02     F                  286,400.00         ZZ
                          360                286,400.00         1
                          6.3750             1786.76            80
                          6.1250             1786.76
HOWELL        MI 48843    1                  06/30/05           00
0424345304                05                 08/01/05           0.0000
0424345304                O                  07/01/35
0

10006077      E22/G02     F                  323,000.00         ZZ
                          360                323,000.00         1
                          6.5000             1749.58            95
                          6.2500             1749.58
APOLLO BEACH  FL 33572    1                  06/30/05           10
0424418796                03                 08/01/05           30.0000
0424418796                O                  07/01/35
0

10006253      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.1250             837.08             80
                          5.8750             837.08
GLEN BURNIE   MD 21060    1                  06/30/05           00
0424533891                01                 08/01/05           0.0000
0424533891                O                  07/01/35
0

10006699      P44/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.0000             2098.43            78
                          5.7500             2098.43
BOURNE(SAGAMORMA 02561    5                  06/23/05           00
0439517590                05                 08/01/05           0.0000
BODIO                     O                  07/01/35
0

10006877      U19/G02     F                  328,800.00         ZZ
                          360                328,800.00         1
                          5.5000             1866.89            80
                          5.2500             1866.89
WENTZVILLE    MO 63385    1                  06/24/05           00
0439516139                05                 08/01/05           0.0000
2600711342                O                  07/01/35
0

10009061      E22/G02     F                  220,960.00         ZZ
                          360                220,960.00         1
                          6.3750             1378.50            80
                          6.1250             1378.50
SALT LAKE CITYUT 84108    1                  06/30/05           00
0424531242                08                 08/01/05           0.0000
0424531242                O                  07/01/35
0

10009279      E22/G02     F                  157,800.00         ZZ
                          360                157,800.00         1
                          6.3750             838.31             80
                          6.1250             838.31
BOISE         ID 83714    1                  06/29/05           00
0424758258                03                 08/01/05           0.0000
0424758258                O                  07/01/35
0

10009393      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         1
                          6.3750             954.52             55
                          6.1250             954.52
TROY          MI 48085    2                  06/27/05           00
0424331262                05                 08/01/05           0.0000
0424331262                O                  07/01/35
0

10009395      E22/G02     F                  138,400.00         ZZ
                          360                138,400.00         1
                          6.2500             852.15             80
                          6.0000             852.15
HANLEY FALLS  MN 56245    5                  06/27/05           00
0424338143                05                 08/01/05           0.0000
0424338143                O                  07/01/35
0

10014249      477/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.3750             1372.51            84
                          6.1250             1372.51
SACRAMENTO    CA 95822    5                  06/10/05           10
0439530965                05                 08/01/05           6.0000
272372                    O                  07/01/35
0

10014641      E22/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.6250             1216.59            73
                          6.3750             1216.59
MIAMI         FL 33193    5                  06/28/05           00
0424481067                05                 08/01/05           0.0000
0424481067                O                  07/01/35
0

10014657      E22/G02     F                  162,400.00         ZZ
                          360                162,400.00         1
                          6.3750             1013.16            80
                          6.1250             1013.16
SPRINGFIELD   VT 05156    5                  06/28/05           00
0424499630                05                 08/01/05           0.0000
0424499630                O                  07/01/35
0

10014739      E22/G02     F                  123,000.00         ZZ
                          360                123,000.00         1
                          6.1250             747.36             80
                          5.8750             747.36
LARAMIE       WY 82072    5                  06/28/05           00
0424573731                05                 08/01/05           0.0000
0424573731                O                  07/01/35
0

10017725      U85/G02     F                  94,500.00          ZZ
                          360                94,500.00          1
                          7.2500             644.66             95
                          7.0000             644.66
SHEBOYGAN     WI 53081    1                  06/20/05           14
0439534785                05                 08/01/05           30.0000
90354512                  O                  07/01/35
0

10017735      U85/G02     F                  57,600.00          ZZ
                          360                57,600.00          1
                          7.0000             383.21             80
                          6.7500             383.21
MILWAUKEE     WI 53218    1                  06/27/05           00
0439535089                05                 08/01/05           0.0000
0505012345                O                  07/01/35
0

10017881      E22/G02     F                  117,000.00         ZZ
                          360                117,000.00         1
                          6.2500             720.39             94
                          6.0000             720.39
BELT          MT 59412    2                  06/30/05           10
0424096055                05                 08/01/05           30.0000
0424096055                O                  07/01/35
0

10017909      E22/G02     F                  134,000.00         TX
                          240                134,000.00         1
                          6.5000             999.07             73
                          6.2500             999.07
HOUSTON       TX 77070    5                  06/30/05           00
0424350239                03                 08/01/05           0.0000
0424350239                O                  07/01/25
0

10019527      624/G02     F                  546,400.00         ZZ
                          360                546,400.00         1
                          6.6250             3498.66            80
                          6.3750             3498.66
GARDEN GROVE  CA 92843    1                  06/08/05           00
0439529116                05                 08/01/05           0.0000
1000082277                O                  07/01/35
0

Total Number of Loans     538

Total Original Balance    133,001,359.00

Total Principal Balance   132,838,393.44

Total Original P+I        795,323.76

Total Current P+I         795,293.19

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9669314                                 0.2500
112109.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9734274                                 0.2500
109765.57                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9788402                                 0.2500
200000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789280                                 0.2500
157692.85                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9789284                                 0.2500
84081.01                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9789292                                 0.2500
211738.75                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9789294                                 0.2500
47417.62                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789302                                 0.2500
89123.20                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789320                                 0.2500
99913.90                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789334                                 0.2500
109101.28                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789338                                 0.2500
518683.13                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9789340                                 0.2500
55919.82                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9789346                                 0.2500
202316.94                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789368                                 0.2500
108206.75                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789394                                 0.2500
76332.59                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9789400                                 0.2500
91918.83                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9789424                                 0.2500
59070.33                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789426                                 0.2500
57471.67                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789428                                 0.2500
18188.09                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.0000                                  1.7950

9789458                                 0.2500
32351.56                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9789498                                 0.2500
279770.48                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9789500                                 0.2500
224766.17                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9789530                                 0.2500
67142.14                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789538                                 0.2500
111898.75                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789568                                 0.2500
59451.22                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9789578                                 0.2500
49955.88                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9815722                                 0.2500
112000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9819117                                 0.2500
107137.42                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9824494                                 0.2500
243518.72                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9826198                                 0.2500
399620.46                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9832312                                 0.2500
68742.20                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9835919                                 0.2500
107705.52                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9837440                                 0.2500
131600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9848449                                 0.2500
121970.53                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9848697                                 0.2500
92000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9862585                                 0.2500
169600.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9864727                                 0.2500
105000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9872295                                 0.2500
136926.84                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9872529                                 0.2500
180000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9881279                                 0.2500
118269.06                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9882063                                 0.2500
134749.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9889541                                 0.2500
125343.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9892459                                 0.2500
200515.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9892489                                 0.2500
109401.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9898231                                 0.2500
64804.32                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9899749                                 0.2500
216000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9901937                                 0.2500
153328.21                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9901969                                 0.2500
158119.73                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9905079                                 0.2500
233365.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9905821                                 0.2500
104727.27                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9905881                                 0.2500
95817.35                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9912799                                 0.2500
154126.78                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9912875                                 0.2500
123114.79                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9915907                                 0.2500
125600.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9916109                                 0.2500
29651.18                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9917301                                 0.2500
120000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9917357                                 0.2500
121600.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9917435                                 0.2500
269134.45                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9919033                                 0.2500
205000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9920659                                 0.2500
166500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9921579                                 0.2500
131782.97                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9922795                                 0.2500
159632.51                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9922853                                 0.2500
125696.97                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9923311                                 0.2500
137750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9924721                                 0.2500
128000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9924729                                 0.2500
152858.29                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9928609                                 0.2500
138400.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9932419                                 0.2500
191900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9932577                                 0.2500
167992.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9932581                                 0.2500
118750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9933171                                 0.2500
168000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9933173                                 0.2500
157500.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9933609                                 0.2500
140400.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9933669                                 0.2500
139995.73                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9933763                                 0.2500
221000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9934625                                 0.2500
160000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9939025                                 0.2500
189600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9939189                                 0.2500
244600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9941795                                 0.2500
176062.55                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9941869                                 0.2500
167200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9942495                                 0.2500
270750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9943697                                 0.2500
159872.05                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9944035                                 0.2500
103908.25                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9946573                                 0.2500
127479.25                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9946865                                 0.2500
600843.49                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9946873                                 0.2500
252276.09                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9946915                                 0.2500
129191.92                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9947095                                 0.2500
263012.27                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9947099                                 0.2500
169640.18                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9947333                                 0.2500
185000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9947347                                 0.2500
119631.15                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9947413                                 0.2500
166498.75                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9947439                                 0.2500
107058.34                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9947497                                 0.2500
233297.65                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9947843                                 0.2500
120000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9949061                                 0.2500
199810.24                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9949235                                 0.2500
220000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9951689                                 0.2500
213952.68                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9951725                                 0.2500
123531.04                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9951733                                 0.2500
126137.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9953107                                 0.2500
130350.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9953825                                 0.2500
440180.91                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9953827                                 0.2500
384318.77                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9953829                                 0.2500
384318.77                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9953835                                 0.2500
519057.27                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9954053                                 0.2500
205215.55                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9955383                                 0.2500
84928.59                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9955421                                 0.2500
50107.87                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9955517                                 0.2500
166981.72                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9955529                                 0.8200
341423.71                               0.0550
6.8750                                  0.0000
6.0550                                  0.0000
6.0000
6.0000                                  0.0000

9955795                                 0.2500
279528.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9955959                                 0.2500
52114.17                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956159                                 0.2500
51105.47                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9956231                                 0.2500
54913.92                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9956255                                 0.8200
151079.09                               0.0800
7.1250                                  0.0000
6.3050                                  0.0000
6.2250
6.0000                                  0.2250

9956257                                 0.2500
52116.27                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9956627                                 0.2500
79041.93                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9956641                                 0.2500
159709.93                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956681                                 0.2500
122049.87                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956699                                 0.2500
163858.80                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9956825                                 0.2500
328259.41                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9957001                                 0.2500
123391.04                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9957029                                 0.2500
143876.02                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957077                                 0.2500
182600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9957089                                 0.8200
30127.63                                0.0800
7.5000                                  0.0000
6.6800                                  0.0000
6.6000
6.0000                                  0.6000

9957163                                 0.2500
109410.75                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957165                                 0.2500
83854.95                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957167                                 0.2500
86250.80                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957173                                 0.2500
83846.58                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957177                                 0.2500
107107.70                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957181                                 0.2500
109505.64                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957183                                 0.2500
111903.57                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957201                                 0.2500
159300.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9957207                                 0.2500
109020.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9957277                                 0.2500
153000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9957283                                 0.2500
203383.15                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9958391                                 0.2500
141261.56                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9958395                                 0.2500
169185.18                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9958403                                 0.2500
396479.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9958415                                 0.2500
114299.06                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9958419                                 0.2500
114299.06                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9958475                                 0.2500
160850.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9958477                                 0.2500
139963.74                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9958971                                 0.2500
194845.41                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9958989                                 0.2500
186726.89                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9959031                                 0.2500
253650.37                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9959163                                 0.2500
226400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9959225                                 0.2500
190000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9959245                                 0.2500
235786.65                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9959247                                 0.2500
235786.65                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9959491                                 0.2500
63142.86                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9959845                                 0.2500
118284.92                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9960007                                 0.2500
173822.59                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9960053                                 0.2500
118284.92                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9960073                                 0.2500
118284.92                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9960081                                 0.2500
118284.92                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9960311                                 0.2500
238773.23                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9962745                                 0.2500
120000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9964601                                 0.2500
107625.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9964713                                 0.2500
200000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9964769                                 0.2500
55200.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9964799                                 0.2500
149857.67                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9965007                                 0.2500
129864.27                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9965009                                 0.2500
300000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9965241                                 0.2500
87918.49                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9966431                                 0.2500
374500.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9966517                                 0.2500
53954.64                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9966757                                 0.2500
71200.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9967091                                 0.2500
419610.99                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9968791                                 0.2500
247500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9968949                                 0.2500
214291.52                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9969101                                 0.2500
106000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9969103                                 0.2500
140000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9969107                                 0.2500
141000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9969197                                 0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9971383                                 0.2500
146488.45                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9971393                                 0.2500
198400.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9971551                                 0.2500
58000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9973579                                 0.2500
97500.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9973635                                 0.2500
62948.36                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9973665                                 0.2500
106793.68                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9973675                                 0.2500
95825.19                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9973741                                 0.2500
75947.70                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9974907                                 0.2500
113925.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9974987                                 0.2500
184000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9975009                                 0.2500
69800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9975341                                 0.2500
250000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9977075                                 0.2500
180200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9977113                                 0.2500
65700.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9977495                                 0.2500
57200.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9977601                                 0.2500
120000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9977611                                 0.2500
74700.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9977681                                 0.2500
232000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9977921                                 0.2500
210839.89                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9977983                                 0.2500
417573.83                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9978379                                 0.2500
159056.08                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9979387                                 0.2500
211760.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9979623                                 0.2500
112500.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9979639                                 0.2500
68000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9979663                                 0.2500
112500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9979671                                 0.2500
245600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9979775                                 0.2500
65200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9979787                                 0.2500
288000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9979833                                 0.2500
48000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9979879                                 0.2500
140400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9979883                                 0.2500
311920.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9979901                                 0.2500
64800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9979909                                 0.2500
76400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9980315                                 0.2500
76500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9980551                                 0.2500
67500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9980565                                 0.2500
190800.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9980673                                 0.2500
307721.56                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9980967                                 0.2500
211500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9980981                                 0.2500
268000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981089                                 0.2500
97200.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9981283                                 0.2500
160000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9981329                                 0.2500
69701.99                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9981345                                 0.2500
127200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9981421                                 0.2500
129037.44                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981423                                 0.2500
144133.74                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9981471                                 0.2500
142554.51                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981525                                 0.2500
149734.37                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981533                                 0.2500
61148.58                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9981633                                 0.2500
258420.56                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981697                                 0.2500
129882.48                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9981699                                 0.2500
137865.87                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9981703                                 0.2500
150276.71                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9981803                                 0.2500
269778.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9981821                                 0.2500
348000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981823                                 0.2500
295960.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981837                                 0.2500
189000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9981951                                 0.2500
178248.07                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981969                                 0.2500
64294.59                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9981995                                 0.2500
161684.98                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9982065                                 0.2500
282150.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9982165                                 0.2500
266026.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9982807                                 0.2500
171459.34                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9982959                                 0.2500
219581.42                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9983189                                 0.2500
135488.45                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9983219                                 0.2500
191452.28                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9983287                                 0.2500
99918.03                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9983323                                 0.2500
598802.41                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9983539                                 0.2500
224000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9983669                                 0.2500
212000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9983793                                 0.2500
51200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9984353                                 0.2500
112500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9984391                                 0.2500
220795.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9984455                                 0.2500
167950.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9984495                                 0.2500
418306.83                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9984509                                 0.2500
155809.01                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9984551                                 0.2500
144655.85                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9984555                                 0.2500
154806.48                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9984567                                 0.2500
203878.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9984601                                 0.2500
202716.57                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9984619                                 0.2500
215295.52                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9984647                                 0.2500
173557.33                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.0000                                  0.6600

9984857                                 0.2500
300000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9985235                                 0.2500
53500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9985261                                 0.2500
228750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9985263                                 0.2500
235000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9985867                                 0.2500
81600.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9985915                                 0.2500
134100.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9985945                                 0.2500
351111.96                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9985961                                 0.2500
681267.99                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9986605                                 0.2500
176000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9986619                                 0.2500
143200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9986627                                 0.2500
126000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9986659                                 0.2500
237900.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9986695                                 0.2500
116000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9986717                                 0.2500
134800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9986769                                 0.2500
160000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9986815                                 0.2500
68000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9986827                                 0.2500
67500.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9987017                                 0.2500
57550.40                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9987511                                 0.2500
77400.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9987647                                 0.2500
85000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9987701                                 0.2500
97500.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9987731                                 0.2500
95200.00                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9987837                                 0.2500
92250.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9987919                                 0.2500
64000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9987937                                 0.2500
94400.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9987975                                 0.2500
63920.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9988085                                 0.2500
66480.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9988405                                 0.2500
107043.33                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9988893                                 0.2500
53954.64                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9988941                                 0.2500
188682.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9988967                                 0.2500
116832.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9988995                                 0.2500
88796.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9989279                                 0.2500
83500.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9989647                                 0.2500
75000.00                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9989907                                 0.2500
208000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9989959                                 0.2500
127500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9989967                                 0.2500
76500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9989971                                 0.2500
76500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9989973                                 0.2500
51750.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9990141                                 0.2500
80000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9992459                                 0.2500
181125.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9993063                                 0.2500
83700.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9993391                                 0.2500
128550.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9993437                                 0.2500
103500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9993497                                 0.2500
65000.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9993519                                 0.2500
68000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9993655                                 0.2500
127900.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9993659                                 0.2500
127500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9994571                                 0.2500
128880.52                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9994587                                 0.2500
155000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9994595                                 0.2500
248300.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9994615                                 0.2500
77600.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9994621                                 0.2500
523250.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9994749                                 0.2500
327703.49                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9994787                                 0.2500
325000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9994811                                 0.2500
125000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9994829                                 0.2500
104000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9995537                                 0.2500
70200.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9995539                                 0.2500
128000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9995607                                 0.2500
135000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9995621                                 0.2500
179200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9995691                                 0.2500
59200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9995727                                 0.2500
32500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9995745                                 0.2500
58500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9995767                                 0.2500
166500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9995843                                 0.2500
32500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9997357                                 0.2500
156400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9997407                                 0.2500
129675.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9997571                                 0.2500
50220.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9998011                                 0.2500
159300.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9999935                                 0.2500
162400.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10000009                                0.2500
193600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

10000115                                0.2500
211500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

10000165                                0.2500
84000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

10000241                                0.2500
179000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

10000427                                0.2500
162390.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10000491                                0.2500
193600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10001921                                0.2500
55300.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

10001973                                0.2500
103920.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

10002125                                0.2500
109930.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10002361                                0.2500
132750.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

10003413                                0.2500
157750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

10003449                                0.2500
342000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

10003451                                0.2500
123200.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10003473                                0.2500
171000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

10004995                                0.2500
216000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10005009                                0.2500
356000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10005843                                0.2500
150000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

10005981                                0.2500
200000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006203                                0.2500
122500.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10006213                                0.2500
125000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10006247                                0.2500
234000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10006427                                0.2500
264000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006431                                0.2500
268000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006433                                0.2500
260000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006435                                0.2500
288000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10009007                                0.2500
134000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10009009                                0.2500
189000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

10009073                                0.2500
169650.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

10009153                                0.2500
120800.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10009163                                0.2500
380000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10009195                                0.2500
193520.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

10009241                                0.2500
20000.00                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10009335                                0.2500
153000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

10019143                                0.2500
165300.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

Total Number of Loans:                  361

Total Original Balance:                 57,936,374.00

Total Principal Balance:                57,893,836.88

Total Original P+I:                     357,310.08

Total Current P+I:                      357,300.85

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9669386                                 0.6820
165889.74                               0.0800
7.6250                                  0.0000
6.9430                                  0.0000
6.8630
6.0000                                  0.8630

9669450                                 0.9110
118784.38                               0.0800
7.8750                                  0.0000
6.9640                                  0.0000
6.8840
6.0000                                  0.8840

9734598                                 0.7900
166109.03                               0.0800
7.3750                                  0.0000
6.5850                                  0.0000
6.5050
6.0000                                  0.5050

9734648                                 0.2500
115726.87                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9734660                                 0.7900
142069.58                               0.0800
7.7500                                  0.0000
6.9600                                  0.0000
6.8800
6.0000                                  0.8800

9734694                                 0.7900
124178.06                               0.0800
7.6250                                  0.0000
6.8350                                  0.0000
6.7550
6.0000                                  0.7550

9734754                                 0.7900
161147.10                               0.0800
7.6250                                  0.0000
6.8350                                  0.0000
6.7550
6.0000                                  0.7550

9734770                                 0.7900
155667.53                               0.0800
7.7500                                  0.0000
6.9600                                  0.0000
6.8800
6.0000                                  0.8800

9734834                                 0.7900
129879.52                               0.0800
7.8750                                  0.0000
7.0850                                  0.0000
7.0050
6.0000                                  1.0050

9734962                                 0.7900
150711.57                               0.0800
7.5000                                  0.0000
6.7100                                  0.0000
6.6300
6.0000                                  0.6300

9741404                                 0.2500
418961.15                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9751464                                 0.2500
197460.09                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9783840                                 0.2500
199441.33                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9783868                                 0.2500
231382.51                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9783876                                 0.2500
229140.84                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9783930                                 0.2500
182827.37                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9784014                                 0.2500
104240.62                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9784096                                 0.2500
113413.21                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9784136                                 0.2500
39843.50                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9784138                                 0.2500
135501.69                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9789126                                 0.2500
97703.51                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789132                                 0.2500
134736.89                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9789134                                 0.2500
124268.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9789136                                 0.2500
558984.74                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789140                                 0.2500
239575.33                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9789156                                 0.2500
412117.94                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9789290                                 0.2500
159851.80                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9789312                                 0.2500
121744.48                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9789316                                 0.2500
305742.92                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789326                                 0.2500
86238.55                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789328                                 0.2500
475670.04                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9789356                                 0.2500
124857.27                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9789370                                 0.2500
174249.84                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789374                                 0.2500
63866.30                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789408                                 0.2500
33971.43                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789414                                 0.2500
133405.04                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789416                                 0.2500
229801.97                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789434                                 0.2500
128134.06                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789444                                 0.2500
79831.21                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789450                                 0.2500
28773.96                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789452                                 0.2500
159335.41                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9789456                                 0.2500
259764.95                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789462                                 0.2500
73530.16                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789474                                 0.2500
108097.33                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789486                                 0.2500
199743.24                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789502                                 0.2500
239808.07                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9789504                                 0.2500
29972.21                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9789524                                 0.2500
239783.03                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9789532                                 0.2500
259753.30                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789536                                 0.2500
335681.18                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789544                                 0.2500
207403.02                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9789558                                 0.2500
49963.81                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9789564                                 0.2500
55877.44                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9789576                                 0.2500
319938.73                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9789580                                 0.2500
190835.55                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9789586                                 0.2500
76732.24                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9815264                                 0.2500
699367.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9815276                                 0.2500
376449.50                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9816058                                 0.2500
202345.89                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9816062                                 0.2500
131123.73                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9816068                                 0.2500
319989.75                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9816070                                 0.2500
138901.42                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9818300                                 0.2500
176219.58                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9818304                                 0.2500
129867.46                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9818312                                 0.2500
129767.56                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9818332                                 0.2500
127632.28                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9818340                                 0.2500
71926.59                                0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9824514                                 0.2500
312400.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9826194                                 0.2500
568000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9826206                                 0.2500
598650.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9829458                                 0.2500
208000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9832446                                 0.2500
428000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9843988                                 0.2500
321600.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9857642                                 0.2500
487200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9860804                                 0.2500
481600.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9860816                                 0.2500
232000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9891037                                 0.2500
139589.71                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9898439                                 0.2500
358099.39                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9899123                                 0.2500
256000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9899655                                 0.2500
156900.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9899771                                 0.2500
284000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9899783                                 0.2500
138342.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9901761                                 0.2500
371403.27                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9902447                                 0.2500
116500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9902509                                 0.2500
189174.07                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9902691                                 0.2500
131920.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9916301                                 0.2500
154400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9916379                                 0.2500
59765.45                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9916767                                 0.2500
222999.98                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9916781                                 0.2500
192000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9916787                                 0.2500
152401.66                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9916871                                 0.2500
117975.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9919707                                 0.2500
349024.85                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9920723                                 0.2500
45908.19                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9920763                                 0.2500
104800.23                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9920775                                 0.2500
167796.80                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9922661                                 0.2500
153471.27                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9922757                                 0.2500
105313.32                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9922811                                 0.2500
146713.51                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9922817                                 0.2500
138486.01                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9923189                                 0.2500
189452.09                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9923225                                 0.2500
135870.95                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9923367                                 0.2500
111896.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9923637                                 0.2500
276000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9923703                                 0.2500
508000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9924343                                 0.2500
312000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9924617                                 0.2500
179825.05                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9924741                                 0.2500
107155.38                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9925035                                 0.2500
139800.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9925271                                 0.2500
160369.27                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9925823                                 0.7920
123147.93                               0.0800
7.7500                                  0.0000
6.9580                                  0.0000
6.8780
6.0000                                  0.8780

9925825                                 0.9810
145761.87                               0.0800
7.5000                                  0.0000
6.5190                                  0.0000
6.4390
6.0000                                  0.4390

9925863                                 0.7190
144945.92                               0.0800
7.8750                                  0.0000
7.1560                                  0.0000
7.0760
6.0000                                  1.0760

9926431                                 0.2500
131880.67                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9926663                                 0.2500
286900.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9928815                                 0.2500
194800.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9929041                                 0.2500
127773.51                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9932761                                 0.2500
148000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9933385                                 0.2500
102000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9933463                                 0.2500
232577.58                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9933471                                 0.2500
149600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9933501                                 0.2500
234895.89                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9933525                                 0.2500
122754.49                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9933603                                 0.2500
183798.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9933605                                 0.2500
103806.85                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9933681                                 0.2500
204000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9933731                                 0.2500
205598.33                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9939117                                 0.2500
113600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9939197                                 0.2500
129485.66                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9941265                                 0.2500
200000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9942491                                 0.2500
135000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9943589                                 0.2500
103905.98                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9945025                                 0.2500
129870.58                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9946449                                 0.2500
114072.66                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9946475                                 0.2500
207100.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9946689                                 0.2500
39909.80                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9946717                                 0.2500
151200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9946745                                 0.2500
41890.91                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9946751                                 0.2500
191476.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9946791                                 0.2500
107726.25                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9946817                                 0.2500
109661.90                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9946849                                 0.2500
209369.67                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9946885                                 0.2500
171756.20                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9946921                                 0.2500
130625.15                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9946967                                 0.2500
219428.53                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9946969                                 0.2500
189044.33                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9947001                                 0.2500
184994.17                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9947213                                 0.2500
114673.60                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9947247                                 0.2500
183500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9947609                                 0.2500
152884.84                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9947611                                 0.2500
216835.31                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9947621                                 0.2500
224000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9947735                                 0.2500
157950.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9947889                                 0.2500
129893.44                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9947901                                 0.2500
275750.49                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9947905                                 0.2500
216000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9948985                                 0.2500
239793.36                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9949047                                 0.2500
205000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9949081                                 0.2500
119877.65                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9949263                                 0.2500
164839.63                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9950047                                 0.2500
89422.95                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9951811                                 0.2500
224000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9952077                                 0.2500
103903.67                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9952805                                 0.2500
210100.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9953773                                 0.2500
271735.63                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9953779                                 0.2500
137509.41                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.0000                                  1.5450

9953799                                 0.2500
299348.73                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9953805                                 0.2500
246588.56                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9954015                                 0.2500
124889.71                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9955377                                 0.2500
187950.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9955385                                 0.2500
173425.72                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9955405                                 0.2500
63699.02                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9955407                                 0.2500
99675.97                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9955525                                 0.2500
243789.92                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9955543                                 0.2500
346750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9955553                                 0.2500
101512.52                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9955593                                 0.2500
188775.48                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.0000                                  1.2950

9955599                                 0.2500
624000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9955601                                 0.2500
113224.30                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9955623                                 0.2500
399647.09                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9955639                                 0.2500
274550.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9955645                                 0.2500
131195.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9955647                                 0.2500
134073.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9955781                                 0.2500
261507.57                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9955797                                 0.2500
131880.67                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9955825                                 0.2500
119501.97                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9955855                                 0.2500
166198.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9955859                                 0.2500
211624.88                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9955865                                 0.2500
107804.21                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9955913                                 0.2500
196434.47                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9955915                                 0.2500
109807.68                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9955931                                 0.2500
209590.75                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9955945                                 0.2500
79858.45                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9955953                                 0.2500
358400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9955993                                 0.2500
127668.12                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956001                                 0.2500
119716.97                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.0000                                  1.0450

9956003                                 0.2500
205826.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9956171                                 0.2500
95919.35                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9956173                                 0.2500
125896.72                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956175                                 0.2500
126688.13                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9956261                                 0.2500
267375.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9956291                                 0.2500
748573.03                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9956535                                 0.2500
94902.78                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956553                                 0.2500
144000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956593                                 0.2500
62701.72                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9956629                                 0.2500
187720.09                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9956673                                 0.2500
84424.11                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9956687                                 0.2500
159865.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9956693                                 0.2500
102915.57                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956749                                 0.2500
207919.99                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9956751                                 0.2500
200800.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9956761                                 0.2500
269250.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9956765                                 0.2500
113894.42                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9956785                                 0.2500
113724.88                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9956795                                 0.2500
195964.20                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956797                                 0.2500
235200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9956799                                 0.2500
212268.96                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9956801                                 0.2500
194537.61                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956823                                 0.2500
117019.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9956831                                 0.2500
210608.10                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9956853                                 0.2500
142298.19                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9956873                                 0.2500
43862.21                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9956877                                 0.2500
104352.02                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9956915                                 0.2500
496014.32                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9956921                                 0.2500
202530.18                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9956931                                 0.2500
226800.75                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9956939                                 0.8200
566292.70                               0.0800
8.3750                                  0.0000
7.5550                                  0.0000
7.4750
6.0000                                  1.4750

9956965                                 0.2500
484000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9956981                                 0.2500
287538.01                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9956989                                 0.2500
374086.89                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9956991                                 0.2500
241240.28                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.0000                                  1.1700

9956999                                 0.2500
152072.57                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9957027                                 0.2500
168847.23                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9957033                                 0.2500
158690.13                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9957037                                 0.2500
181827.31                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9957059                                 0.2500
202818.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9957067                                 0.2500
180000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.0000                                  1.4200

9957119                                 0.2500
125765.98                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9957147                                 0.2500
596000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9957161                                 0.2500
260526.82                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9957271                                 0.2500
109392.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9957279                                 0.2500
104000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9957615                                 0.2500
137750.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9958341                                 0.2500
197232.99                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9958353                                 0.2500
115001.06                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9958371                                 0.2500
192450.46                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9958377                                 0.2500
170300.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9958381                                 0.2500
175638.66                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9958397                                 0.2500
150598.21                               0.0300
5.9900                                  0.0000
5.7400                                  0.0000
5.7100
5.7100                                  0.0000

9958399                                 0.2500
116588.24                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9958407                                 0.2500
116078.72                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9958425                                 0.2500
114531.67                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9958445                                 0.2500
183842.91                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9958455                                 0.2500
143599.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9958931                                 0.2500
179239.95                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9958933                                 0.2500
179190.03                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9958937                                 0.2500
194619.58                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9958949                                 0.2500
194174.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9958957                                 0.2500
151311.55                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9958959                                 0.2500
224100.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9958973                                 0.2500
160950.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9958985                                 0.2500
99055.92                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9958993                                 0.2500
197150.52                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9958995                                 0.2500
129347.42                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9959001                                 0.2500
224302.69                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9959003                                 0.2500
185029.94                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9959005                                 0.2500
231558.58                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9959015                                 0.2500
181795.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9959027                                 0.2500
152459.37                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9959087                                 0.2500
330000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9959153                                 0.2500
144855.65                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9959157                                 0.2500
148858.62                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9959195                                 0.2500
192000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9959199                                 0.2500
271500.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9959249                                 0.2500
220000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9959257                                 0.2500
152000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9959303                                 0.2500
358949.10                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9959805                                 0.2500
267000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9960395                                 0.2500
85405.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9960625                                 0.2500
174056.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9964397                                 0.2500
128250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9964597                                 0.2500
119751.62                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9964693                                 0.2500
172000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9967085                                 0.2500
207820.91                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9968925                                 0.2500
183500.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9973565                                 0.2500
163836.74                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9973605                                 0.2500
54863.16                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.0000                                  1.6700

9973639                                 0.2500
127478.92                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9973653                                 0.2500
152668.44                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9973657                                 0.2500
247276.26                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9973673                                 0.2500
111908.57                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9973685                                 0.2500
93773.14                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9973759                                 0.2500
667188.92                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9973797                                 0.2500
127020.84                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9976977                                 0.2500
160000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9977537                                 0.2500
225000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9977945                                 0.2500
175009.93                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9978069                                 0.2500
232584.38                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9978437                                 0.2500
359316.89                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9978461                                 0.2500
483603.27                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

9981379                                 0.2500
164831.77                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981443                                 0.2500
194318.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9981447                                 0.2500
197841.66                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9981483                                 0.2500
180495.78                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981515                                 0.2500
161620.72                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9981527                                 0.2500
213057.39                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981529                                 0.2500
238173.79                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981629                                 0.2500
206016.64                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9981637                                 0.2500
159649.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.0000                                  0.9200

9981639                                 0.2500
174821.57                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981667                                 0.2500
231763.46                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981671                                 0.2500
239669.51                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981719                                 0.2500
177414.57                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981735                                 0.2500
168247.76                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9981745                                 0.2500
239783.03                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9981783                                 0.2500
165131.26                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981809                                 0.2500
185000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9981833                                 0.2500
249699.75                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9981835                                 0.2500
249243.21                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9981861                                 0.2500
175000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9981893                                 0.2500
214800.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9981967                                 0.2500
185600.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9982021                                 0.2500
199620.41                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9982039                                 0.2500
249471.53                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9982069                                 0.2500
191074.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9982071                                 0.2500
205418.60                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9982987                                 0.2500
193603.45                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

9982989                                 0.2500
207631.95                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9983255                                 0.2500
199284.88                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9984511                                 0.2500
148805.23                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9984523                                 0.2500
241531.45                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9984573                                 0.2500
183529.86                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

9984617                                 0.2500
208000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9986579                                 0.2500
275500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9986629                                 0.2500
236000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9987019                                 0.2500
164140.30                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9988991                                 0.2500
237514.71                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9989081                                 0.2500
205600.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9989323                                 0.2500
188300.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9989681                                 0.2500
195920.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9989717                                 0.2500
244000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9989899                                 0.2500
189000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9992227                                 0.2500
148865.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
6.0000                                  0.1700

9992273                                 0.2500
319200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9992283                                 0.2500
150000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9992291                                 0.2500
113600.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9992335                                 0.2500
192950.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9992361                                 0.2500
158400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
6.0000                                  0.4200

9992383                                 0.2500
224000.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9992413                                 0.2500
182000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9992467                                 0.2500
158516.71                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.0000                                  0.5450

9994599                                 0.2500
190000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9994603                                 0.2500
248278.99                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9994733                                 0.2500
217793.16                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9994773                                 0.2500
206101.58                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9994805                                 0.2500
200000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

9994813                                 0.2500
240000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9994817                                 0.2500
184000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.0000                                  0.7950

9994843                                 0.2500
200000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

9997229                                 0.2500
469000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

9997411                                 0.2500
206200.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

9999409                                 0.2500
215588.53                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10000121                                0.2500
128100.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10001109                                0.2500
140000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10001663                                0.2500
185600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

10001681                                0.2500
222400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
6.0000                                  0.0450

10001919                                0.2500
194750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.0000                                  0.6700

10002737                                0.2500
200000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10003305                                0.2500
103115.24                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.0000                                  0.6600

10003949                                0.2500
194400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10004977                                0.2500
182000.00                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10004981                                0.2500
176250.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10005089                                0.2500
125000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10005117                                0.2500
195700.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10006125                                0.2500
193600.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10006219                                0.2500
200000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10006319                                0.2500
217892.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10006453                                0.2500
199900.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006841                                0.2500
304000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

10006845                                0.2500
344000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

10006873                                0.2500
178400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

10006875                                0.2500
217600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
6.0000                                  0.2950

Total Number of Loans:                  382

Total Original Balance:                 75,099,730.00

Total Principal Balance:                75,015,291.18

Total Original P+I:                     454,636.56

Total Current P+I:                      454,632.74

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9669344                                 0.9750
166636.98                               0.0800
7.6250                                  0.0000
6.6500                                  0.0000
6.5700
5.5000                                  1.0700

9669470                                 0.7530
146723.59                               0.0800
7.7500                                  0.0000
6.9970                                  0.0000
6.9170
5.5000                                  1.4170

9734268                                 0.2500
129645.52                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734692                                 0.2500
131657.13                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734818                                 0.7900
140292.77                               0.0800
7.6250                                  0.0000
6.8350                                  0.0000
6.7550
5.5000                                  1.2550

9743572                                 0.2500
331333.17                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751490                                 0.2500
163500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751522                                 0.2500
142205.79                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9751528                                 0.2500
335000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751560                                 0.2500
350000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9782170                                 0.2500
262499.60                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9784086                                 0.2500
151386.37                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9789130                                 0.2500
582662.25                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9789288                                 0.2500
435676.42                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9789300                                 0.2500
220305.45                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9789322                                 0.2500
271754.10                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9789362                                 0.2500
273615.34                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9789386                                 0.2500
363628.88                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9789412                                 0.2500
369345.30                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9789438                                 0.2500
331062.12                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9789446                                 0.2500
504497.26                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9789520                                 0.2500
304524.45                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9789588                                 0.2500
79925.90                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9798272                                 0.2500
93500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9815262                                 0.2500
518911.85                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9818298                                 0.2500
307385.23                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9818302                                 0.2500
279413.94                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9818322                                 0.2500
259481.05                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9818346                                 0.2500
96905.72                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9818350                                 0.2500
259747.29                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9839718                                 0.2500
405000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9846682                                 0.2500
279900.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9853773                                 0.2500
396714.36                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9860047                                 0.2500
446200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9864773                                 0.2500
414865.68                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899115                                 0.2500
136000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899189                                 0.2500
320000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899315                                 0.2500
492000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899347                                 0.2500
400000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899711                                 0.2500
233000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902547                                 0.2500
281624.48                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902551                                 0.2500
279992.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9905827                                 0.2500
50352.01                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9916735                                 0.2500
115100.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9920555                                 0.2500
223573.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9926451                                 0.2500
257367.12                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928823                                 0.2500
142394.25                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9932407                                 0.2500
58003.58                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9933237                                 0.2500
175011.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933299                                 0.2500
264000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933333                                 0.2500
164000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933397                                 0.2500
291403.11                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933487                                 0.2500
399999.99                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9933497                                 0.2500
279441.11                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933527                                 0.2500
151649.03                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9933647                                 0.2500
510299.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933649                                 0.2500
247249.99                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933725                                 0.2500
112800.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933733                                 0.2500
267000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9934183                                 0.2500
358960.08                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941249                                 0.2500
350350.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9941291                                 0.2500
320000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941311                                 0.2500
276000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9941513                                 0.2500
249779.43                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9941757                                 0.2500
252000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943959                                 0.2500
275500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9943995                                 0.2500
338388.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9945251                                 0.2500
147869.42                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9946263                                 0.2500
379648.04                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946371                                 0.2500
633148.67                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946497                                 0.2500
295000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9946661                                 0.2500
154363.23                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946709                                 0.2500
111687.15                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946823                                 0.2500
271183.60                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946935                                 0.2500
129164.09                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946955                                 0.2500
499926.39                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947047                                 0.2500
215465.75                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9947051                                 0.2500
66449.94                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9947057                                 0.2500
145000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947105                                 0.2500
357892.59                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947281                                 0.2500
147586.57                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947371                                 0.2500
522348.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9947387                                 0.2500
273922.65                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947453                                 0.2500
320000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947467                                 0.2500
247307.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947509                                 0.2500
358669.29                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947557                                 0.2500
531386.97                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947577                                 0.2500
207992.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947697                                 0.2500
282989.38                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9947869                                 0.2500
369622.77                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9949049                                 0.2500
264000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9951279                                 0.2500
274476.76                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9951375                                 0.2500
268000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9952073                                 0.2500
276175.10                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9952151                                 0.2500
277275.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9952251                                 0.2500
175045.42                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9952641                                 0.2500
293300.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9952801                                 0.2500
159855.36                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9953815                                 0.8200
284525.00                               0.0800
7.3750                                  0.0000
6.5550                                  0.0000
6.4750
5.5000                                  0.9750

9953833                                 0.2500
337876.94                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9953845                                 0.2500
314469.20                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9954049                                 0.2500
242752.19                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9954077                                 0.2500
725600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9954089                                 0.2500
900000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9955465                                 0.2500
218981.55                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9955501                                 0.2500
200726.49                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9955569                                 0.2500
35432.46                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9955629                                 0.2500
29944.29                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9955651                                 0.2500
326967.72                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9955905                                 0.2500
139695.55                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9955973                                 0.2500
383352.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9955989                                 0.2500
301407.30                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9956103                                 0.2500
324450.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9956279                                 0.2500
203029.29                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9956705                                 0.2500
498750.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9956791                                 0.2500
321075.87                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9956833                                 0.2500
134857.32                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9956891                                 0.2500
336945.12                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9956901                                 0.2500
147638.30                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9957041                                 0.2500
319419.86                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9957043                                 0.2500
297263.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9957053                                 0.2500
302598.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9957157                                 0.2500
269533.77                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9958333                                 0.2500
203556.67                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9958365                                 0.2500
344972.36                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9958369                                 0.2500
130226.32                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9958417                                 0.2500
187659.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9958431                                 0.2500
285930.68                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9958459                                 0.2500
263231.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9958463                                 0.2500
328195.74                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9958465                                 0.2500
107908.72                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9958487                                 0.2500
399309.26                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9958929                                 0.2500
444111.79                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9958939                                 0.2500
341908.56                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9958943                                 0.2500
390350.46                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9958983                                 0.2500
333379.65                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9958987                                 0.2500
355322.66                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959025                                 0.2500
251533.24                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9959029                                 0.2500
329437.12                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959041                                 0.2500
273628.39                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959045                                 0.2500
541067.86                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959055                                 0.2500
395214.58                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9959097                                 0.2500
490000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959137                                 0.2500
270000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959165                                 0.2500
220000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9959275                                 0.2500
269600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959305                                 0.2500
220500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964195                                 0.2500
320000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9964393                                 0.2500
90250.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964747                                 0.2500
108800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9965037                                 0.2500
141365.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9965213                                 0.2500
234550.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9965281                                 0.2500
136800.00                               0.0800
6.1200                                  0.0000
5.8700                                  0.0000
5.7900
5.5000                                  0.2900

9965311                                 0.2500
189424.39                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9965391                                 0.2500
109000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9966761                                 0.2500
140250.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9967089                                 0.2500
69935.17                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9967093                                 0.2500
299715.34                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9967105                                 0.2500
507517.98                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9968657                                 0.2500
119891.52                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9968871                                 0.2500
78280.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9969069                                 0.2500
144000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9969105                                 0.2500
65250.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9969143                                 0.2500
120000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9971469                                 0.2500
76500.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9971675                                 0.2500
89500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9974625                                 0.2500
86260.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9974645                                 0.2500
84000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9974701                                 0.2500
120000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9974831                                 0.2500
92000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9974917                                 0.2500
76500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9976967                                 0.2500
121300.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9976973                                 0.2500
113750.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9976979                                 0.2500
95700.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9977057                                 0.2500
280000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9977089                                 0.2500
111896.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9977149                                 0.2500
467511.38                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9977563                                 0.2500
74000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9977617                                 0.2500
100000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9977767                                 0.2500
80000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9977789                                 0.2500
95800.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9977961                                 0.2500
485200.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9978141                                 0.2500
307000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9978155                                 0.2500
276000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9979359                                 0.2500
415575.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9979369                                 0.2500
149500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9979439                                 0.2500
118000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9979461                                 0.2500
84000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9979521                                 0.2500
110400.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9979579                                 0.2500
88400.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9979589                                 0.2500
286600.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9979645                                 0.2500
190000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9979649                                 0.2500
250000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9979905                                 0.2500
106600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9979907                                 0.2500
109000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9979939                                 0.2500
358204.30                               0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.5000                                  0.1600

9980163                                 0.2500
66937.95                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9980357                                 0.2500
513112.67                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9980583                                 0.2500
288000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9980865                                 0.2500
229600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9980925                                 0.2500
124878.51                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9980933                                 0.2500
52700.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9981351                                 0.2500
117500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981361                                 0.2500
62543.30                                0.0800
6.4900                                  0.0000
6.2400                                  0.0000
6.1600
5.5000                                  0.6600

9981383                                 0.2500
129271.76                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981391                                 0.2500
256258.12                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9981395                                 0.2500
378757.05                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9981399                                 0.2500
388792.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981411                                 0.2500
261167.03                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981413                                 0.2500
303925.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981451                                 0.2500
119378.16                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981453                                 0.2500
329450.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981457                                 0.2500
141372.08                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9981481                                 0.2500
346612.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981485                                 0.2500
283280.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981487                                 0.2500
227264.90                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981489                                 0.2500
257478.50                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981491                                 0.2500
182633.61                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981499                                 0.2500
292069.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981501                                 0.2500
239532.96                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981505                                 0.2500
270856.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981509                                 0.2500
265768.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9981521                                 0.2500
119675.74                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981537                                 0.2500
80713.93                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981547                                 0.2500
296124.21                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9981551                                 0.2500
203398.16                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9981559                                 0.2500
59944.42                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981571                                 0.2500
422844.45                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9981579                                 0.2500
399638.39                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9981581                                 0.2500
99900.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981587                                 0.2500
250000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981613                                 0.2500
89936.47                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9981617                                 0.2500
87916.49                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9981619                                 0.2500
124487.36                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9981631                                 0.2500
177107.69                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981657                                 0.2500
148582.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981675                                 0.2500
322276.08                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981727                                 0.2500
241500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9981729                                 0.2500
189344.47                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981737                                 0.2500
146257.70                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981753                                 0.2500
259505.31                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9981755                                 0.2500
358683.26                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9981769                                 0.2500
99872.92                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9981775                                 0.2500
243750.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981779                                 0.2500
264716.70                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9981799                                 0.2500
286410.19                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9981805                                 0.2500
525600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981807                                 0.2500
267693.24                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981819                                 0.2500
283710.45                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981845                                 0.2500
359650.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981847                                 0.2500
331469.42                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981851                                 0.2500
349651.57                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981873                                 0.2500
638594.20                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981881                                 0.2500
337247.52                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981891                                 0.2500
119079.86                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9981905                                 0.2500
47463.85                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9981913                                 0.2500
87200.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9981915                                 0.2500
256000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9981919                                 0.2500
112010.35                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9981923                                 0.2500
147849.10                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981925                                 0.2500
59768.77                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9981933                                 0.2500
73837.45                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9981955                                 0.2500
112088.30                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9981965                                 0.2500
221768.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9981987                                 0.2500
149873.98                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9981993                                 0.2500
359291.96                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9982005                                 0.2500
51876.38                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9982007                                 0.2500
306894.18                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9982011                                 0.2500
149211.31                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9982025                                 0.2500
187825.87                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9982029                                 0.2500
159155.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9982031                                 0.2500
117888.03                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9982035                                 0.2500
337202.23                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9982037                                 0.2500
161367.61                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9982045                                 0.2500
145880.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9982047                                 0.2500
152348.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9982049                                 0.2500
222692.25                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9982053                                 0.2500
221999.99                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9982057                                 0.2500
137865.87                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9982059                                 0.2500
134850.61                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9982061                                 0.2500
250000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9982063                                 0.2500
160000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9982091                                 0.2500
118600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9982189                                 0.2500
294726.77                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9982803                                 0.2500
140500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9982953                                 0.2500
371292.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9982961                                 0.2500
150945.58                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9982963                                 0.2500
377235.91                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9982973                                 0.2500
721738.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9982993                                 0.2500
677968.65                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9982997                                 0.2500
898368.37                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9982999                                 0.2500
714570.88                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9983013                                 0.2500
506510.97                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9983075                                 0.2500
285500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9983187                                 0.2500
119787.68                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9983195                                 0.2500
243131.73                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9983231                                 0.2500
230214.57                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9983233                                 0.2500
67650.11                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9983239                                 0.2500
78101.24                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9983243                                 0.2500
89828.76                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9983261                                 0.2500
175673.11                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9983263                                 0.2500
344359.22                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9983265                                 0.2500
76557.54                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9983273                                 0.2500
114527.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9983279                                 0.2500
157779.42                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9983285                                 0.2500
597649.43                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9983289                                 0.2500
155608.78                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9983291                                 0.2500
74805.19                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9983317                                 0.2500
159281.45                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9983321                                 0.2500
101903.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9983327                                 0.2500
119771.69                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9983329                                 0.2500
209201.21                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9983331                                 0.2500
804384.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9983485                                 0.2500
100000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9983611                                 0.2500
71250.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9983639                                 0.2500
296000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9983779                                 0.2500
105600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9984291                                 0.2500
86323.77                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984469                                 0.2500
82116.19                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9984473                                 0.2500
176208.97                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9984475                                 0.2500
179825.05                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9984479                                 0.2500
348350.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9984483                                 0.2500
359650.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984485                                 0.2500
110245.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984501                                 0.2500
165200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9984525                                 0.2500
145018.78                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9984533                                 0.2500
124889.71                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984535                                 0.2500
415036.41                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9984543                                 0.2500
381020.31                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9984545                                 0.2500
269350.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984547                                 0.2500
175852.13                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9984549                                 0.2500
428892.66                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984557                                 0.2500
454350.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9984565                                 0.2500
129876.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984575                                 0.2500
359290.39                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9984583                                 0.2500
346050.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9984587                                 0.2500
600000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9984591                                 0.2500
499514.02                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9984595                                 0.2500
216349.42                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9984597                                 0.2500
68000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9984605                                 0.2500
330450.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984607                                 0.2500
148016.07                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9984611                                 0.2500
631705.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9984613                                 0.2500
282900.17                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984615                                 0.2500
229811.47                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9984645                                 0.2500
41761.28                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9984679                                 0.2500
439582.51                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984863                                 0.2500
313600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984877                                 0.2500
130400.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9984881                                 0.2500
92100.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9984895                                 0.2500
224000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9984983                                 0.2500
137750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9985119                                 0.2500
100800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9985133                                 0.2500
400000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9985231                                 0.2500
330400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9985277                                 0.2500
55500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9985359                                 0.2500
27000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9985409                                 0.2500
447304.26                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9985411                                 0.2500
649352.92                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9985421                                 0.2500
459542.07                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9985931                                 0.2500
594487.72                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9985939                                 0.2500
173285.27                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9985941                                 0.2500
103460.85                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9985943                                 0.2500
118650.24                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9985949                                 0.2500
274451.10                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9985953                                 0.2500
409200.98                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9985955                                 0.2500
332192.04                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9985957                                 0.2500
631428.66                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9985963                                 0.2500
451218.30                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9985965                                 0.2500
498977.85                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9985969                                 0.2500
124744.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9985971                                 0.2500
559540.98                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9986203                                 0.2500
534380.11                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9986217                                 0.2500
430591.04                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9986491                                 0.2500
415200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9986497                                 0.2500
100000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9986933                                 0.2500
70300.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9986953                                 0.2500
156000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9987021                                 0.2500
423643.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9987023                                 0.2500
213302.25                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9987025                                 0.2500
86247.12                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9987661                                 0.2500
118750.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9987761                                 0.2500
35320.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9987797                                 0.2500
336000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9987805                                 0.2500
179500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9987963                                 0.2500
57000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9987993                                 0.2500
69600.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9988031                                 0.2500
34000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9988111                                 0.2500
375920.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9988125                                 0.2500
127800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9988137                                 0.2500
99000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9988147                                 0.2500
649337.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9988339                                 0.2500
502599.16                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9988367                                 0.2500
382468.87                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9988373                                 0.2500
613274.09                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9988589                                 0.2500
72250.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9988599                                 0.2500
122800.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9988871                                 0.2500
399601.79                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9988925                                 0.2500
148000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9988935                                 0.2500
62400.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9988947                                 0.2500
126000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9989033                                 0.2500
175200.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9989105                                 0.2500
121520.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9989145                                 0.2500
156500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9989185                                 0.2500
247500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9989661                                 0.2500
167200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9989683                                 0.2500
133950.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9990091                                 0.2500
120000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9990185                                 0.2500
118750.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9990203                                 0.2500
153600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9990433                                 0.2500
62400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9992331                                 0.2500
159999.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9992439                                 0.2500
580000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9993469                                 0.2500
180000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9993585                                 0.2500
165000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9993645                                 0.2500
142000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9993729                                 0.2500
89300.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9994007                                 0.2500
262000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9994089                                 0.2500
123600.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9994091                                 0.2500
88300.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9994479                                 0.2500
90000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9994579                                 0.2500
558600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9994585                                 0.2500
348800.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9994591                                 0.2500
727000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9994593                                 0.2500
171500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9994605                                 0.2500
456000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9994745                                 0.2500
627522.14                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9994751                                 0.2500
187214.67                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9994765                                 0.2500
153524.05                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9994769                                 0.2500
106798.57                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9994777                                 0.2500
127824.07                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9994785                                 0.2500
189000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9994793                                 0.2500
300000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9994797                                 0.2500
353324.15                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9994801                                 0.2500
325900.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9994809                                 0.2500
320000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9994819                                 0.2500
162000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9994823                                 0.2500
170000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9994825                                 0.2500
143200.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9994831                                 0.2500
280000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9994839                                 0.2500
126400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9994841                                 0.2500
140000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9994847                                 0.2500
274274.99                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9995467                                 0.2500
109500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9995473                                 0.2500
64000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9995477                                 0.2500
227200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9995497                                 0.2500
94500.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9995517                                 0.2500
348000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9995669                                 0.2500
107200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9995713                                 0.2500
85025.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9995775                                 0.2500
111000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9995799                                 0.2500
170905.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9995865                                 0.2500
106400.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9997209                                 0.2500
107900.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9997375                                 0.2500
177972.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9997523                                 0.2500
149600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9997527                                 0.2500
248000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9997559                                 0.2500
367920.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9997577                                 0.2500
179795.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9997619                                 0.2500
143000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9997803                                 0.2500
124100.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9997983                                 0.2500
389200.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9997995                                 0.2500
133600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9998033                                 0.2500
612000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9999511                                 0.2500
105000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10000091                                0.2500
119920.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10000129                                0.2500
46550.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

10000133                                0.2500
146600.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

10000257                                0.2500
112000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

10000329                                0.2500
165600.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10000331                                0.2500
145000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10000405                                0.2500
140800.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10001139                                0.2500
239777.71                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10001655                                0.2500
359650.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10001667                                0.2500
100000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

10001669                                0.2500
280000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10001671                                0.2500
152000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10001687                                0.2500
85000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10001689                                0.2500
223300.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

10001695                                0.2500
264000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10001705                                0.2500
163200.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10001727                                0.2500
975000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10001983                                0.2500
394000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10002001                                0.2500
153000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10002045                                0.2500
236000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002067                                0.2500
184000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002089                                0.2500
107000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10002169                                0.2500
100000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10002215                                0.2500
300000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002379                                0.2500
284000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002433                                0.2500
180000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10002609                                0.2500
600000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10002621                                0.2500
119920.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

10002637                                0.2500
226000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

10002707                                0.2500
316800.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002713                                0.2500
448000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10002741                                0.2500
359650.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10002743                                0.2500
399200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10003143                                0.2500
85900.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10003145                                0.2500
234600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10003179                                0.2500
630000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10003189                                0.2500
109550.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

10003479                                0.2500
75000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10003543                                0.2500
174000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10003577                                0.2500
260000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10003599                                0.2500
180000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10003649                                0.2500
105000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10003873                                0.2500
186400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10004023                                0.2500
150000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

10004449                                0.2500
234320.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10004785                                0.2500
144000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10004787                                0.2500
209950.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

10004827                                0.2500
257000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10004971                                0.2500
636000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10004983                                0.2500
140000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10004987                                0.2500
568000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10004993                                0.2500
480000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10005013                                0.2500
143000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10005015                                0.2500
243500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10005021                                0.2500
331000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

10006015                                0.2500
286400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10006077                                0.2500
323000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10006253                                0.2500
164000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

10006699                                0.2500
350000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

10006877                                0.2500
328800.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10009061                                0.2500
220960.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10009279                                0.2500
157800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10009393                                0.2500
153000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10009395                                0.2500
138400.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10014249                                0.2500
220000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10014641                                0.2500
190000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

10014657                                0.2500
162400.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

10014739                                0.2500
123000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

10017725                                0.2500
94500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

10017735                                0.2500
57600.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

10017881                                0.2500
117000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

10017909                                0.2500
134000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

10019527                                0.2500
546400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

Total Number of Loans:                  538

Total Original Balance:                 133,001,359.00

Total Principal Balance:                132,838,393.44

Total Original P+I:                     795,323.76

Total Current P+I:                      795,293.19

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS



9788402 "$200,000.00 "  0.0597  0.005   "$1,000.00 "
9789280 "$157,692.85 "  0.0572  0.046666667     "$7,359.00 "
9789338 "$518,683.13 "  0.0572  0.046666667     "$24,205.21 "
9824494 "$243,518.72 "  0.0597  0.005   "$1,217.59 "
9826198 "$399,620.46 "  0.0597  0.005   "$1,998.10 "
9881279 "$118,269.06 "  0.05845 0.025833333     "$3,055.28 "
9899749 "$216,000.00 "  0.0597  0.005   "$1,080.00 "
9905881 "$95,817.35 "   0.0597  0.005   $479.09
9915907 "$125,600.00 "  0.0597  0.005   $628.00
9917357 "$121,600.00 "  0.05845 0.025833333     "$3,141.33 "
9933171 "$168,000.00 "  0.05845 0.025833333     "$4,340.00 "
9933173 "$157,500.00 "  0.05845 0.025833333     "$4,068.75 "
9933609 "$140,400.00 "  0.0572  0.046666667     "$6,552.00 "
9933763 "$221,000.00 "  0.05845 0.025833333     "$5,709.17 "
9946865 "$600,843.49 "  0.0597  0.005   "$3,004.22 "
9946873 "$252,276.09 "  0.0597  0.005   "$1,261.38 "
9947333 "$185,000.00 "  0.0572  0.046666667     "$8,633.33 "
9947347 "$119,631.15 "  0.05595 0.0675  "$8,075.10 "
9947413 "$166,498.75 "  0.0572  0.046666667     "$7,769.94 "
9947439 "$107,058.34 "  0.05595 0.0675  "$7,226.44 "
9947497 "$233,297.65 "  0.0572  0.046666667     "$10,887.22 "
9949061 "$199,810.24 "  0.0597  0.005   $999.05
9951689 "$213,952.68 "  0.05595 0.0675  "$14,441.81 "
9956627 "$79,041.93 "   0.0572  0.046666667     "$3,688.62 "
9958971 "$194,845.41 "  0.05845 0.025833333     "$5,033.51 "
9959225 "$190,000.00 "  0.0597  0.005   $950.00
9959845 "$118,284.92 "  0.05845 0.025833333     "$3,055.69 "
9960007 "$173,822.59 "  0.05595 0.0675  "$11,733.02 "
9960053 "$118,284.92 "  0.05845 0.025833333     "$3,055.69 "
9960073 "$118,284.92 "  0.05845 0.025833333     "$3,055.69 "
9960081 "$118,284.92 "  0.05845 0.025833333     "$3,055.69 "
9960311 "$238,773.23 "  0.0597  0.005   "$1,193.87 "
9964799 "$149,857.67 "  0.0597  0.005   $749.29
9965007 "$129,864.27 "  0.0547  0.088333333     "$11,471.34 "
9965009 "$300,000.00 "  0.05595 0.0675  "$20,250.00 "
9966431 "$374,500.00 "  0.0597  0.005   "$1,872.50 "
9968949 "$214,291.52 "  0.05845 0.025833333     "$5,535.86 "
9971393 "$198,400.00 "  0.0572  0.046666667     "$9,258.67 "
9975341 "$250,000.00 "  0.0522  0.13    "$32,500.00 "
9977495 "$57,200.00 "   0.0597  0.005   $286.00
9977601 "$120,000.00 "  0.0597  0.005   $600.00
9977921 "$210,839.89 "  0.0572  0.046666667     "$9,839.19 "
9977983 "$417,573.83 "  0.05595 0.0675  "$28,186.23 "
9980981 "$268,000.00 "  0.0597  0.005   "$1,340.00 "
9981421 "$129,037.44 "  0.0597  0.005   $645.19
9981423 "$144,133.74 "  0.05345 0.109166667     "$15,734.60 "
9981471 "$142,554.51 "  0.05595 0.0675  "$9,622.43 "
9981525 "$149,734.37 "  0.05595 0.0675  "$10,107.07 "
9981633 "$258,420.56 "  0.0597  0.005   "$1,292.10 "
9981699 "$137,865.87 "  0.05845 0.025833333     "$3,561.54 "
9981821 "$348,000.00 "  0.0597  0.005   "$1,740.00 "
9981823 "$295,960.00 "  0.05595 0.0675  "$19,977.30 "
9981837 "$189,000.00 "  0.05845 0.025833333     "$4,882.50 "
9981951 "$178,248.07 "  0.05595 0.0675  "$12,031.74 "
9981995 "$161,684.98 "  0.05595 0.0675  "$10,913.74 "
9982065 "$282,150.00 "  0.05595 0.0675  "$19,045.13 "
9982959 "$219,581.42 "  0.0597  0.005   "$1,097.91 "
9983323 "$598,802.41 "  0.0572  0.046666667     "$27,944.11 "
9984551 "$144,655.85 "  0.0572  0.046666667     "$6,750.61 "
9984619 "$215,295.52 "  0.0597  0.005   "$1,076.48 "
9984857 "$300,000.00 "  0.0547  0.088333333     "$26,500.00 "
9986659 "$237,900.00 "  0.0597  0.005   "$1,189.50 "
9987731 "$95,200.00 "   0.0547  0.088333333     "$8,409.33 "
9988405 "$107,043.33 "  0.0572  0.046666667     "$4,995.36 "
9989647 "$75,000.00 "   0.05845 0.025833333     "$1,937.50 "
9993497 "$65,000.00 "   0.0597  0.005   $325.00
9994595 "$248,300.00 "  0.0547  0.088333333     "$21,933.17 "
9994621 "$523,250.00 "  0.05595 0.0675  "$35,319.38 "
9995607 "$135,000.00 "  0.0597  0.005   $675.00
9999935 "$162,400.00 "  0.0597  0.005   $812.00
10000427        "$162,390.00 "  0.0597  0.005   $811.95
10003451        "$123,200.00 "  0.05845 0.025833333     "$3,182.67 "
10004995        "$216,000.00 "  0.05595 0.0675  "$14,580.00 "
10005009        "$356,000.00 "  0.05595 0.0675  "$24,030.00 "
10006203        "$122,500.00 "  0.05595 0.0675  "$8,268.75 "
10006213        "$125,000.00 "  0.05595 0.0675  "$8,437.50 "
10006247        "$234,000.00 "  0.05845 0.025833333     "$6,045.00 "
10009007        "$134,000.00 "  0.0572  0.046666667     "$6,253.33 "
10009163        "$380,000.00 "  0.05845 0.025833333     "$9,816.67 "
10009241        "$20,000.00 "   0.0597  0.005   $100.00
                                  Notary Public
[Notarial Seal]

9784138 "$135,501.69 "  0.05845 0.025833333     "$3,500.46 "
9789126 "$97,703.51 "   0.0597  0.005   $488.52
9789132 "$134,736.89 "  0.05845 0.025833333     "$3,480.70 "
9789462 "$73,530.16 "   0.0597  0.005   $367.65
9789474 "$108,097.33 "  0.0597  0.005   $540.49
9789486 "$199,743.24 "  0.0597  0.005   $998.72
9789532 "$259,753.30 "  0.0597  0.005   "$1,298.77 "
9789536 "$335,681.18 "  0.0597  0.005   "$1,678.41 "
9789544 "$207,403.02 "  0.0597  0.005   "$1,037.02 "
9789576 "$319,938.73 "  0.05845 0.025833333     "$8,265.08 "
9816058 "$202,345.89 "  0.05345 0.109166667     "$22,089.43 "
9816062 "$131,123.73 "  0.0597  0.005   $655.62
9816068 "$319,989.75 "  0.0547  0.088333333     "$28,265.76 "
9816070 "$138,901.42 "  0.0597  0.005   $694.51
9818300 "$176,219.58 "  0.05595 0.0675  "$11,894.82 "
9818304 "$129,867.46 "  0.05595 0.0675  "$8,766.05 "
9818312 "$129,767.56 "  0.05595 0.0675  "$8,759.31 "
9818332 "$127,632.28 "  0.0547  0.088333333     "$11,274.18 "
9818340 "$71,926.59 "   0.05595 0.0675  "$4,855.04 "
9824514 "$312,400.00 "  0.0597  0.005   "$1,562.00 "
9829458 "$208,000.00 "  0.05845 0.025833333     "$5,373.33 "
9832446 "$428,000.00 "  0.05595 0.0675  "$28,890.00 "
9843988 "$321,600.00 "  0.05595 0.0675  "$21,708.00 "
9860804 "$481,600.00 "  0.0597  0.005   "$2,408.00 "
9860816 "$232,000.00 "  0.0597  0.005   "$1,160.00 "
9891037 "$139,589.71 "  0.05845 0.025833333     "$3,606.07 "
9898439 "$358,099.39 "  0.05595 0.0675  "$24,171.71 "
9899123 "$256,000.00 "  0.05595 0.0675  "$17,280.00 "
9899655 "$156,900.00 "  0.0597  0.005   $784.50
9899771 "$284,000.00 "  0.0597  0.005   "$1,420.00 "
9916767 "$222,999.98 "  0.0572  0.046666667     "$10,406.67 "
9920723 "$45,908.19 "   0.0572  0.046666667     "$2,142.38 "
9920763 "$104,800.23 "  0.0597  0.005   $524.00
9922811 "$146,713.51 "  0.05845 0.025833333     "$3,790.10 "
9922817 "$138,486.01 "  0.0597  0.005   $692.43
9923225 "$135,870.95 "  0.0597  0.005   $679.35
9923637 "$276,000.00 "  0.0597  0.005   "$1,380.00 "
9924617 "$179,825.05 "  0.05845 0.025833333     "$4,645.48 "
9925035 "$139,800.00 "  0.05845 0.025833333     "$3,611.50 "
9925271 "$160,369.27 "  0.05845 0.025833333     "$4,142.87 "
9933385 "$102,000.00 "  0.0597  0.005   $510.00
9933501 "$234,895.89 "  0.05845 0.025833333     "$6,068.14 "
9933525 "$122,754.49 "  0.0572  0.046666667     "$5,728.54 "
9933603 "$183,798.00 "  0.0572  0.046666667     "$8,577.24 "
9933681 "$204,000.00 "  0.0597  0.005   "$1,020.00 "
9941265 "$200,000.00 "  0.05595 0.0675  "$13,500.00 "
9945025 "$129,870.58 "  0.0572  0.046666667     "$6,060.63 "
9946449 "$114,072.66 "  0.0597  0.005   $570.36
9946475 "$207,100.00 "  0.0597  0.005   "$1,035.50 "
9946817 "$109,661.90 "  0.05595 0.0675  "$7,402.18 "
9946849 "$209,369.67 "  0.0572  0.046666667     "$9,770.58 "
9946921 "$130,625.15 "  0.0597  0.005   $653.13
9946969 "$189,044.33 "  0.05845 0.025833333     "$4,883.65 "
9947621 "$224,000.00 "  0.0597  0.005   "$1,120.00 "
9947735 "$157,950.00 "  0.0597  0.005   $789.75
9949081 "$119,877.65 "  0.05595 0.0675  "$8,091.74 "
9949263 "$164,839.63 "  0.05845 0.025833333     "$4,258.36 "
9951811 "$224,000.00 "  0.0597  0.005   "$1,120.00 "
9953773 "$271,735.63 "  0.05845 0.025833333     "$7,019.84 "
9955377 "$187,950.00 "  0.0597  0.005   $939.75
9955599 "$624,000.00 "  0.0597  0.005   "$3,120.00 "
9955601 "$113,224.30 "  0.0597  0.005   $566.12
9955931 "$209,590.75 "  0.05845 0.025833333     "$5,414.43 "
9956291 "$748,573.03 "  0.0597  0.005   "$3,742.87 "
9956751 "$200,800.00 "  0.0597  0.005   "$1,004.00 "
9956915 "$496,014.32 "  0.05595 0.0675  "$33,480.97 "
9956921 "$202,530.18 "  0.05595 0.0675  "$13,670.79 "
9956931 "$226,800.75 "  0.05595 0.0675  "$15,309.05 "
9956989 "$374,086.89 "  0.0597  0.005   "$1,870.43 "
9956999 "$152,072.57 "  0.0597  0.005   $760.36
9957033 "$158,690.13 "  0.05845 0.025833333     "$4,099.50 "
9957037 "$181,827.31 "  0.0597  0.005   $909.14
9957059 "$202,818.00 "  0.0572  0.046666667     "$9,464.84 "
9957615 "$137,750.00 "  0.0597  0.005   $688.75
9958377 "$170,300.00 "  0.05595 0.0675  "$11,495.25 "
9958397 "$150,598.21 "  0.0571  0.048333333     "$7,278.91 "
9958407 "$116,078.72 "  0.0597  0.005   $580.39
9958425 "$114,531.67 "  0.0597  0.005   $572.66
9958445 "$183,842.91 "  0.05845 0.025833333     "$4,749.28 "
9958455 "$143,599.91 "  0.0547  0.088333333     "$12,684.66 "
9958957 "$151,311.55 "  0.0597  0.005   $756.56
9958959 "$224,100.00 "  0.0572  0.046666667     "$10,458.00 "
9958985 "$99,055.92 "   0.0597  0.005   $495.28
9958995 "$129,347.42 "  0.05845 0.025833333     "$3,341.48 "
9959001 "$224,302.69 "  0.05845 0.025833333     "$5,794.49 "
9959003 "$185,029.94 "  0.0572  0.046666667     "$8,634.73 "
9959005 "$231,558.58 "  0.0597  0.005   "$1,157.79 "
9959015 "$181,795.00 "  0.05845 0.025833333     "$4,696.37 "
9959027 "$152,459.37 "  0.0597  0.005   $762.30
9959087 "$330,000.00 "  0.0572  0.046666667     "$15,400.00 "
9959153 "$144,855.65 "  0.0572  0.046666667     "$6,759.93 "
9959157 "$148,858.62 "  0.0597  0.005   $744.29
9959199 "$271,500.00 "  0.0597  0.005   "$1,357.50 "
9959257 "$152,000.00 "  0.05845 0.025833333     "$3,926.67 "
9959303 "$358,949.10 "  0.05845 0.025833333     "$9,272.85 "
9959805 "$267,000.00 "  0.0572  0.046666667     "$12,460.00 "
9964693 "$172,000.00 "  0.0572  0.046666667     "$8,026.67 "
9973565 "$163,836.74 "  0.0572  0.046666667     "$7,645.71 "
9973639 "$127,478.92 "  0.0597  0.005   $637.39
9973759 "$667,188.92 "  0.0522  0.13    "$86,734.56 "
9976977 "$160,000.00 "  0.05845 0.025833333     "$4,133.33 "
9981379 "$164,831.77 "  0.05595 0.0675  "$11,126.14 "
9981483 "$180,495.78 "  0.05595 0.0675  "$12,183.47 "
9981527 "$213,057.39 "  0.0597  0.005   "$1,065.29 "
9981529 "$238,173.79 "  0.0597  0.005   "$1,190.87 "
9981639 "$174,821.57 "  0.05595 0.0675  "$11,800.46 "
9981667 "$231,763.46 "  0.05595 0.0675  "$15,644.03 "
9981671 "$239,669.51 "  0.0547  0.088333333     "$21,170.81 "
9981719 "$177,414.57 "  0.0547  0.088333333     "$15,671.62 "
9981783 "$165,131.26 "  0.05595 0.0675  "$11,146.36 "
9981809 "$185,000.00 "  0.0572  0.046666667     "$8,633.33 "
9981833 "$249,699.75 "  0.0572  0.046666667     "$11,652.66 "
9981835 "$249,243.21 "  0.05595 0.0675  "$16,823.92 "
9981893 "$214,800.00 "  0.0597  0.005   "$1,074.00 "
9981967 "$185,600.00 "  0.05595 0.0675  "$12,528.00 "
9982021 "$199,620.41 "  0.0597  0.005   $998.10
9982039 "$249,471.53 "  0.0547  0.088333333     "$22,036.65 "
9982987 "$193,603.45 "  0.05595 0.0675  "$13,068.23 "
9984511 "$148,805.23 "  0.05845 0.025833333     "$3,844.14 "
9984617 "$208,000.00 "  0.0572  0.046666667     "$9,706.67 "
9986629 "$236,000.00 "  0.0572  0.046666667     "$11,013.33 "
9987019 "$164,140.30 "  0.05845 0.025833333     "$4,240.29 "
9989323 "$188,300.00 "  0.05845 0.025833333     "$4,864.42 "
9989681 "$195,920.00 "  0.0572  0.046666667     "$9,142.93 "
9992283 "$150,000.00 "  0.05845 0.025833333     "$3,875.00 "
9992335 "$192,950.00 "  0.05345 0.109166667     "$21,063.71 "
9992383 "$224,000.00 "  0.05845 0.025833333     "$5,786.67 "
9994599 "$190,000.00 "  0.0597  0.005   $950.00
9994603 "$248,278.99 "  0.0547  0.088333333     "$21,931.31 "
9994733 "$217,793.16 "  0.0597  0.005   "$1,088.97 "
9994773 "$206,101.58 "  0.0572  0.046666667     "$9,618.07 "
9994843 "$200,000.00 "  0.0597  0.005   "$1,000.00 "
9997229 "$469,000.00 "  0.0572  0.046666667     "$21,886.67 "
9997411 "$206,200.00 "  0.05845 0.025833333     "$5,326.83 "
9999409 "$215,588.53 "  0.0597  0.005   "$1,077.94 "
10000121        "$128,100.00 "  0.05845 0.025833333     "$3,309.25 "
10001109        "$140,000.00 "  0.0597  0.005   $700.00
10002737        "$200,000.00 "  0.0572  0.046666667     "$9,333.33 "
10004977        "$182,000.00 "  0.05595 0.0675  "$12,285.00 "
10004981        "$176,250.00 "  0.05845 0.025833333     "$4,553.13 "
10005089        "$125,000.00 "  0.0522  0.13    "$16,250.00 "
10005117        "$195,700.00 "  0.0522  0.13    "$25,441.00 "
10006125        "$193,600.00 "  0.0597  0.005   $968.00
10006219        "$200,000.00 "  0.0597  0.005   "$1,000.00 "
10006319        "$217,892.00 "  0.0597  0.005   "$1,089.46 "
10006841        "$304,000.00 "  0.05345 0.109166667     "$33,186.67 "
10006845        "$344,000.00 "  0.05345 0.109166667     "$37,553.33 "

9818302 "$279,413.94 "  0.0547  0.005454545     "$1,524.08 "
9899189 "$320,000.00 "  0.0547  0.005454545     "$1,745.45 "
9902547 "$281,624.48 "  0.0547  0.005454545     "$1,536.13 "
9946497 "$295,000.00 "  0.0547  0.005454545     "$1,609.09 "
9949049 "$264,000.00 "  0.0547  0.005454545     "$1,440.00 "
9955651 "$326,967.72 "  0.0547  0.005454545     "$1,783.46 "
9977149 "$467,511.38 "  0.0547  0.005454545     "$2,550.06 "
9981395 "$378,757.05 "  0.0497  0.096363636     "$36,498.41 "
9981411 "$261,167.03 "  0.0547  0.005454545     "$1,424.55 "
9981587 "$250,000.00 "  0.0547  0.005454545     "$1,363.64 "
9981779 "$264,716.70 "  0.05345 0.028181818     "$7,460.20 "
9981881 "$337,247.52 "  0.0547  0.005454545     "$1,839.53 "
9981915 "$256,000.00 "  0.0547  0.005454545     "$1,396.36 "
9982049 "$222,692.25 "  0.0547  0.005454545     "$1,214.69 "
9982063 "$160,000.00 "  0.05345 0.028181818     "$4,509.09 "
9983331 "$804,384.00 "  0.0547  0.005454545     "$4,387.55 "
9992439 "$580,000.00 "  0.05345 0.028181818     "$16,345.45 "
9994785 "$189,000.00 "  0.0547  0.005454545     "$1,030.91 "
9994809 "$320,000.00 "  0.0547  0.005454545     "$1,745.45 "
10006877        "$328,800.00 "  0.0522  0.050909091     "$16,738.91 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date, in the aggregate and for each Loan Group;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) for all Loan Groups together and for each Loan Group separately, on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days,
        (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    for all Loan Groups  together  and for each Loan Group  separately,  the
        number,   aggregate   principal  balance  and  book  value  of  any  REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the amount, if any, required to be paid under the Yield Maintenance Agreement for such Distribution Date and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement for prior Distribution Dates;

(xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xiii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiv) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xvi)   the occurrence of the Credit Support Depletion Date;

(xvii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xviii) the related Senior Percentage for such Distribution Date;

(xix) for all Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such Distribution Date;

(xx) for all Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xxi) for all Loan Groups together and for each Loan Group separately, the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxii) for all Loan Groups together and for each Loan Group separately, the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF AUGUST 1, 2004


===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

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

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy


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respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.



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ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal


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

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto


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

as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor


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

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records


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

relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

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

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is


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

not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any


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

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

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(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

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(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy


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applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the


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Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

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(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be


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        delivered to the Trustee or the Custodian and deposited with the
        Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided


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that the Master Servicer shall not be liable in any respect hereunder if the
Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner


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that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long


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as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date


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on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage


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Loan have been deposited in the Custodial Account or (ii) the Mortgage File or
such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder


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(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects


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throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any


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defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable


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Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

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Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit


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        any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without


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the consent of any Certificateholder, with written confirmation from each Rating
Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.


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ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master


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Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with


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the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or


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before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

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Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

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        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

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ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be


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deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will


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represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer


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

               or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406


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

          of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

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

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

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

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

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ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.



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Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an


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assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.



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ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad


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        faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

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(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

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(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the
        Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

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Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers,


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duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it


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of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

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Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.



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ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

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        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

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(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to


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surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master
Servicer shall thereafter hold such amounts until distributed to such Holders.
No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to


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        comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.


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ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

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        (e) The REMIC Administrator shall provide (i) to any Transferor of a
Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In


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addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

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        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

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

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.



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ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

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

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan

          APPENDIX I: DEFINITION OF CLASS X PRINCIPAL REDUCTION AMOUNTS

               For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the Uncertificated REMIC I Regular Interest X-I and Uncertificated REMIC I Regular Interest X-II, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Loan Group I and Loan Group II, collectively (referred to in this Appendix 1 as "Group I") and Loan Group III (referred to in this Appendix 1 as "Group II"), determine the Net WAC Rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The Principal Reduction Amount for each of the REMIC I Regular Interests X will be determined pursuant to the "Generic solution for the Class X Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Uncertificated REMIC I Regular Interests X and Y and Net WAC Rates and the Groups named in the Generic Solution and their related Uncertificated REMIC I Regular Interests X and Y as follows:

A. Determine which Group has the highest Group Interest Rate. That Group will be identified with Group AA and the Uncertificated REMIC I Regular Interests X and Y related to that Group will be respectively identified with the Class XAA and Class YAA Certificates. The Group Interest Rate for that Group will be identified with J%. If two Groups have the highest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through B of this definition.

B. Determine which Group has the second highest Group Interest Rate. That Group will be identified with Group BB and the Uncertificated REMIC I Regular Interests X and Y related to that Group will be respectively identified with the Class XBB and Class YBB Certificates. The Group Interest Rate for that Group will be identified with K%. If two or more Groups have the second highest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through B of this definition.

GENERIC DEFINITION OF CLASS X PRINCIPAL REDUCTION AMOUNTS

J% and K% represent the interest rates on Group AA and Group BB respectively.
 K%<J%.


For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PAAB = the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PBBB = the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class B Certificate Interest Rate = (J%PAAB + K%PBBB)/(PAAB + PBBB)

Yk = the Class X-B Principal Balance after distributions on the prior Distribution Date.

Yj = the Class X-A Principal Balance after distributions on the prior Distribution Date.

(DELTA)Yk = the Class X-B Principal Reduction Amount.

(DELTA)Yj = the Class X-A Principal Reduction Amount.

Zk = the Class Y-B Principal Balance after distributions on the prior Distribution Date.

Zj = the Class Y-A Principal Balance after distributions on the prior Distribution Date.

(DELTA)Zk = the Class Y-B Principal Reduction Amount.

(DELTA)Zj = the Class Y-A Principal Reduction Amount.

Pk = the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests X-B and Y-B after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans.

Pj = the aggregate Class Principal Balance of the Uncertificated REMIC I Regular Interests X-A and Y-A after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by Class R-I Principal Balances.

(DELTA)Pk = the aggregate  principal  reduction  resulting on such  Distribution
        Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1) or (C)(2) of the definition of Uncertificated REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to the Uncertificated REMIC I Regular Interest A-P-L, which is equal to the aggregate of the Class X-B and Class Y-B Principal Reduction Amounts.

(DELTA)Pj= the aggregate principal reduction resulting on such Distribution Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (C)(1) or (C)(2) of the definition of Uncertificated REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to the Class R-I Certificates, which is equal to the aggregate of the Class X-A and Class Y-A Principal Reduction Amounts.

(alpha) = .0005

(gamma) = (R - K%)/(J% - R). (gamma) is a non-negative number unless its denominator is zero, in which event it is undefined.

If (gamma) is zero, (DELTA)Yj = Yj and (DELTA)Yk = (Yk/Pk)(DELTA)Pk.

If (gamma) is undefined, (DELTA)Yk = Yk, (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

In the remaining situations, (DELTA)Yj and (DELTA)Yk shall be defined as follows:

1. If Yj - (alpha)(Pj - (DELTA)Pj) => 0, Yk- (alpha)(Pk - (DELTA)Pk) => 0, and (gamma)(Pk - (DELTA)Pk) < (Pj - (DELTA)Pj), (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk) and (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).
2. If Yj - (alpha)(Pj - (DELTA)Pj) => 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and (gamma)(Pk - (DELTA)Pk) => (Pj - (DELTA)Pj), (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj) and (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).

3. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and Yk - (alpha)(Pk - (DELTA)Pk) => Yk - (Yj/(gamma)), (DELTA)Yj = Yj - (alpha)(gamma)(Pk - (DELTA)Pk) and (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk).

4. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yk - (Yj/(gamma)) => 0, and Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - (Yj/(gamma)), (DELTA)Yj = 0 and (DELTA)Yk = Yk - (Yj/(gamma)).

5.      If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yk - (Yj/(gamma)) < 0, and

Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - ((gamma)Yk), (DELTA)Yj = Yj - ((gamma)Yk) and (DELTA)Yk = 0.

6. If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - ((gamma)Yk), (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj) and (DELTA)Yk = Yk - ((alpha)/(gamma))(Pj - (DELTA)Pj).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class X and Class Y Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of Yj to Yk equal to (gamma) after taking account of the allocation of Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I Regular Interests X-A, X-B, Y-A and Y-B is greater than or equal to zero for such Distribution Date;
2. Making the Class X-B Principal Balance less than or equal to 0.0005 of the sum of the Class X-B and Class Y-B Principal Balances and the Class X-A Principal Balance less than or equal to 0.0005 of the sum of the Class X-A and Class Y-A Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3. Making the larger of (a) the fraction whose numerator is Yj and whose denominator is the sum of Yj and Zj and (b) the fraction whose numerator is Yk and whose denominator is the sum of Yk, and Zk as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of Class X Principal Reduction Amounts to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted so as to accomplish such goals within the requirement that each Class X Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Group and (b) the remainder of the Uncertificated REMIC I Distribution Amount for the related Group or Groups after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Uncertificated REMIC I Regular Interests X or Y, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class X Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.


        To calculate the initial balances for the Uncertificated REMIC I Regular Interests X-B, X-A, Y-B and Y-A, first calculate the Group BB Subordinate Balance and the Group AA Subordinate Balance as of the Cut-Off Date. Then calculate R according to the definition above. Calculate (gamma) according to the definition above. Calculate Pk and Pj as the aggregate principal balance of the Group BB Loans as of the Cut-Off Date and the aggregate principal balance of the Group AA Loans as of the Cut-Off Date reduced by the Class R-I Principal Balance as of the Cut-Off Date, respectively.

               If 0.0005 (gamma) Pk <= 0.0005 Pj, Yk = 0.0005 Pk and Yj = 0.0005
(gamma) Pk .

        If  0.0005  (gamma)  Pk > 0.0005  Pj,  Yj = 0.0005  Pj,  Yk = 0.0005  Pj
/(gamma) .

Then Zk = Pk - Yk and Zj = Pj - Yj.

        In the execution copy of this Agreement, symbols are represented by the following labels; in any conformed copy of this Agreement, such symbols may be represented by characters other than numerals and the upper and lower case letters of the alphabet and standard punctuation, including, without limitation, Greek letters and mathematical symbols.

Example:

-------------------------------- -----------------------------------------------
-------------------------------- alpha
(alpha)
-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
<W041>                           delta
-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
(gamma) gamma
-------------------------------- -----------------------------------------------


The Class III-A-1 Certificates will represent ownership of a regular interest in REMIC III, together with certain rights to payments to be made from amounts received under the Yield Maintenance Agreement which will be deemed made for federal income tax purposes outside of REMIC III.


(4) The Class III-A-2 Certificates do not have a certificate principal balance. For the purpose of calculating interest payments, interest on the Class III-A-2 Certificates will accrue on a notional amount equal to the Certificate Principal Balance of the Class III-A-1 Certificates immediately prior to the related Distribution Date.

(5) The initial Pass-Through Rate on the Class A-V Certificates is 0.3735% per annum.

(6) Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Sections
        10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(7) The Pass-Through Rate on the Class M and Class B Certificates is equal to the weighted average of 6.00%, 6.00% and 5.50% per annum with respect to Loan Group I, Loan Group II and Loan Group III, respectively, weighted on the basis of the related Subordinate Percentage.